                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR


            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                            INVESTMENT COMPANIES


                Investment Company Act file number 811-00123


                                 WM Trust I
             (Exact name of registrant as specified in charter)


              1201 Third Avenue, 22nd Floor, Seattle, WA 98101
             (Address of principal executive offices) (Zip code)


                              Jeffrey L. Lunzer
              1201 Third Avenue, 22nd Floor, Seattle, WA 98101
                   (Name and address of agent for service)


     Registrant's telephone number, including area code: (206) 461-3800


                  Date of fiscal year end: October 31, 2004


                 Date of reporting period: October 31, 2004


ITEM 1.

[logo] wm
       GroupofFunds






                               ANNUAL REPORT
                               October 31, 2004


WM GROUP OF FUNDS




WM Group of Funds

Equity Funds
REIT Fund
Equity Income Fund
Growth & Income Fund
West Coast Equity Fund
Mid Cap Stock Fund
Growth Fund
Small Cap Value Fund
Small Cap Growth Fund
International Growth Fund

Fixed-Income Funds
Short Term Income Fund
U.S. Government Securities Fund
Income Fund
High Yield Fund

Municipal Funds
Tax-Exempt Bond Fund
California Municipal Fund
California Insured Intermediate
Municipal Fund

Money Funds
Money Market Fund
Tax-Exempt Money Market Fund
California Money Fund



At the WM Group of Funds, our passion is piecing together individual investments into comprehensive portfolios to make your financial plan more effective.



Table of Contents

  1       Message from the President

  2       Economy & Financial Markets: Review & Outlook

          WM Group of Funds Investment Strategy
  6         REIT Fund
  8         Equity Income Fund
 10         Growth & Income Fund
 12         West Coast Equity Fund
 14         Mid Cap Stock Fund
 16         Growth Fund
 18         Small Cap Value Fund
 20         Small Cap Growth Fund
 22         International Growth Fund
 24         Short Term Income Fund
 26         U.S. Government Securities Fund
 28         Income Fund
 30         High Yield Fund
 32         Tax-Exempt Bond Fund
 34         California Municipal Fund
 36         California Insured Intermediate Municipal Fund
 38         Money Funds

 40       Expense Information

 42       Financial Statements

142       Notes to Financial Statements

152       Report of Independent Registered Public
          Accounting Firm

153       Other Information





                 Not FDIC Insured
--------------------------------------------------
May Lose Value * Not a Deposit * No Bank Guarantee
   Not Insured by any Federal Government Agency




Dear Shareholder,

[PHOTO]     During my 36 years in the investment management business, I have seen many changes--some caused a lasting impact and others came into fashion but then quickly faded. Thankfully, there have also been a few things that have remained the same. Among the most important of these is our long-term investment philosophy.

One test of our consistent investment approach can be found in the performance of our Strategic Asset Management (SAM) Portfolios. We believe these results validate our forecasting, portfolio construction, risk management, and asset allocation processes, which have taken years to build. We are thankful to the important partners who have helped us deliver our investment promise to shareholders so successfully: our investment management, fund distribution, and shareholder servicing teams, as well as the WM Group of Funds Board of Trustees.

EXPANDING OUR CAPABILITIES, RECOGNIZING OUR HERITAGE

Our fund family is committed to seeking ways to improve our investment process. As part of these ongoing efforts, in March of this year we launched our new WM Small Cap Value Fund, which invests in undervalued smaller companies. (Note that small-cap stocks may have additional risks, including greater price volatility.) With the addition of this new Fund, our SAM Portfolios can invest in up to 14 distinct asset classes, which expands our choice of investments while increasing our portfolio diversification opportunities.

During this fiscal year, we also celebrated two major anniversaries: the 65th anniversary of the WM Equity Income Fund and the 55th anniversary of the WM Growth & Income Fund. The WM Equity Income Fund was one of the first 50 mutual funds in the U.S. and has been in continuous operation since 1939. The WM Growth & Income Fund was among the first 100 mutual funds in the U.S. Just to keep these milestones in perspective, today there are over 8,000 mutual funds operating in the U.S., according to the Investment Company Institute.

BENEFITING FROM A STRONG FOUNDATION

I am proud to be only the fourth president of our mutual fund family, which can trace its roots back more than six decades. From my vantage point, I believe our strong heritage has been built on trust and integrity. Although these characteristics are intangible, they are essential to building strong shareholder relationships and are the foundation of our organization.

Our heritage includes producing positive results guided by a fund's stated investment objective. The powerful combination of consistent fund performance and quality shareholder services has produced shareholder satisfaction that has resulted in a very low redemption rate relative to our peers in the mutual fund industry. We will continue striving to meet the expectations of our existing shareholders while attracting new investors and assets under management.

Based on our achievements this year and our continuous efforts to improve our processes, I am extremely positive about our direction and ability to assist you in meeting your financial goals. On behalf of the entire company, we thank you for your continued support and confidence.

Sincerely,

/s/ William G. Papesh

William G. Papesh
President




Economy & Financial Markets: Review & Outlook

MODERATE ECONOMIC GROWTH AMID AN ABNORMAL RECOVERY

Fiscal year 2004--the 12 months from November 1, 2003 through October 31, 2004--was a transition period for the U.S. economy, which experienced a cyclical rebound accompanied by a shift from consumer to business spending. Improved corporate productivity, stronger cash flows, and profit growth all indicated that a cyclical recovery was underway as the fiscal year progressed. This rebound was powered by the Federal Reserve's very successful reflation policy, which allowed the economy to benefit from the lowest interest rates seen in 45 years.

While we believe the economy continues to improve, this recovery has shown some unusual characteristics. Historically, in a normal recovery, businesses add more jobs, which in turn gives individuals the confidence to increase spending. In this recovery, businesses restrained both capital expenditures and new hiring for most of the period. Despite the bad news, consumers kept spending even as layoffs continued. What allowed consumers to keep spending were record levels of home refinancings and a general willingness to assume debt.

What also made this period unusual was that the economic slowdown was not restricted to the U.S. In addition, Europe and Asia (with the exception of Japan and China) suffered from slow economic growth, which reduced demand for U.S. imports. Furthermore, news about terrorism, the war in Iraq, and scandals involving some major U.S. corporations reduced investor confidence.

REFLATION POLICY AND TAX CUTS HELP PROFITABILITY

The economy began the period on a firm footing thanks to the Federal Reserve's powerful reflation policy, accompanied by the third largest federal tax cut in 50 years. These factors helped propel corporate profitability to its highest levels in 20 years and allowed businesses to repair their balance sheets.

[VALUE OF A $10,000 INVESTMENT OCTOBER 31, 1994 - OCTOBER 31, 2004 GRAPH]

                     VALUE OF $10,000
-------------------------------------------------------------
              Lehman Brothers
                  Aggregate
    Date         Bond Index        S&P 500      Inflation
-------------------------------------------------------------
  10/31/94         10,000          10,000         10,000
  11/30/94          9,978           9,633         10,013
  12/31/94         10,047           9,774         10,013
   1/31/95         10,246          10,028         10,053
   2/28/95         10,490          10,417         10,093
   3/31/95         10,554          10,725         10,127
   4/30/95         10,701          11,037         10,160
   5/31/95         11,116          11,473         10,180
   6/30/95         11,197          11,743         10,201
   7/31/95         11,172          12,134         10,201
   8/31/95         11,307          12,167         10,227
   9/30/95         11,417          12,676         10,248
  10/31/95         11,565          12,632         10,281
  11/30/95         11,739          13,188         10,274
  12/31/95         11,903          13,432         10,267
   1/31/96         11,982          13,894         10,328
   2/29/96         11,773          14,027         10,361
   3/31/96         11,691          14,162         10,415
   4/30/96         11,625          14,370         10,455
   5/31/96         11,602          14,741         10,475
   6/30/96         11,758          14,801         10,481
   7/31/96         11,789          14,143         10,501
   8/31/96         11,769          14,443         10,521
   9/30/96         11,974          15,254         10,555
  10/31/96         12,240          15,672         10,589
  11/30/96         12,449          16,862         10,609
  12/31/96         12,333          16,531         10,609
   1/31/97         12,372          17,558         10,643
   2/28/97         12,403          17,700         10,676
   3/31/97         12,265          16,964         10,702
   4/30/97         12,449          17,976         10,715
   5/31/97         12,567          19,080         10,709
   6/30/97         12,717          19,931         10,722
   7/31/97         13,060          21,514         10,735
   8/31/97         12,949          20,317         10,755
   9/30/97         13,141          21,431         10,782
  10/31/97         13,331          20,715         10,809
  11/30/97         13,392          21,674         10,802
  12/31/97         13,528          22,047         10,789
   1/31/98         13,701          22,292         10,810
   2/28/98         13,690          23,899         10,830
   3/31/98         13,737          25,123         10,851
   4/30/98         13,808          25,376         10,870
   5/31/98         13,939          24,940         10,890
   6/30/98         14,058          25,952         10,903
   7/31/98         14,087          25,677         10,916
   8/31/98         14,317          21,964         10,929
   9/30/98         14,652          23,372         10,942
  10/31/98         14,574          25,272         10,969
  11/30/98         14,657          26,804         10,969
  12/31/98         14,701          28,348         10,962
   1/31/99         14,806          29,533         10,988
   2/28/99         14,546          28,614         11,002
   3/31/99         14,626          29,759         11,035
   4/30/99         14,673          30,911         11,115
   5/31/99         14,544          30,181         11,115
   6/30/99         14,498          31,856         11,115
   7/31/99         14,437          30,862         11,148
   8/31/99         14,429          30,708         11,175
   9/30/99         14,597          29,867         11,229
  10/31/99         14,651          31,757         11,249
  11/30/99         14,649          32,402         11,256
  12/31/99         14,579          34,310         11,256
   1/31/00         14,531          32,588         11,283
   2/29/00         14,707          31,972         11,349
   3/31/00         14,901          35,099         11,442
   4/30/00         14,858          34,042         11,449
   5/31/00         14,850          33,344         11,456
   6/30/00         15,159          34,165         11,523
   7/31/00         15,297          33,632         11,542
   8/31/00         15,519          35,720         11,556
   9/30/00         15,617          33,834         11,616
  10/31/00         15,720          33,692         11,636
  11/30/00         15,978          31,037         11,643
  12/31/00         16,275          31,189         11,636
   1/31/01         16,540          32,296         11,709
   2/28/01         16,684          29,351         11,756
   3/31/01         16,767          27,493         11,783
   4/30/01         16,697          29,629         11,830
   5/31/01         16,797          29,828         11,883
   6/30/01         16,861          29,103         11,904
   7/31/01         17,239          28,818         11,870
   8/31/01         17,437          27,014         11,870
   9/30/01         17,639          24,831         11,924
  10/31/01         18,008          25,305         11,883
  11/30/01         17,759          27,246         11,863
  12/31/01         17,646          27,486         11,817
   1/31/02         17,789          27,085         11,844
   2/28/02         17,961          26,562         11,891
   3/31/02         17,663          27,561         11,958
   4/30/02         18,006          25,891         12,025
   5/31/02         18,159          25,699         12,025
   6/30/02         18,317          23,869         12,032
   7/31/02         18,538          22,007         12,045
   8/31/02         18,852          22,153         12,085
   9/30/02         19,157          19,745         12,106
  10/31/02         19,069          21,482         12,126
  11/30/02         19,063          22,748         12,126
  12/31/02         19,458          21,410         12,100
   1/31/03         19,475          20,849         12,153
   2/28/03         19,744          20,536         12,246
   3/31/03         19,728          20,735         12,320
   4/30/03         19,892          22,444         12,293
   5/31/03         20,262          23,627         12,273
   6/30/03         20,221          23,929         12,287
   7/31/03         19,542          24,350         12,300
   8/31/03         19,671          24,825         12,347
   9/30/03         20,192          24,562         12,388
  10/31/03         20,004          25,952         12,374
  11/30/03         20,052          26,181         12,341
  12/31/03         20,257          27,553         12,327
   1/31/04         20,419          28,060         12,387
   2/29/04         20,640          28,450         12,454
   3/31/04         20,794          28,020         12,534
   4/30/04         20,254          27,580         12,574
   5/31/04         20,173          27,958         12,648
   6/30/04         20,288          28,500         12,689
   7/31/04         20,488          27,557         12,668
   8/31/04         20,880          27,667         12,675
   9/30/04         20,936          27,966         12,701
  10/31/04         21,112          28,394         12,718

Data shown is past performance and does not guarantee future results.

Source: Ibbotson Associates. The S&P 500 is a broad-based index intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Returns shown for indices assume reinvestment of all dividends and distributions. Inflation is measured by the Consumer Price Index for all urban consumers. Indices are unmanaged, and individuals cannot invest directly in an index.

This economic and financial market analysis represents the opinions of WM Advisors, Inc. It should not be considered as investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

2



Within this environment, stocks began the year with a strong rally and, despite short-term volatility, finished the fiscal year with the S&P 500 posting a total return of 9.4%. As the fiscal year progressed, geopolitical concerns, slow job growth, the U.S. presidential campaign, and rising oil prices added to equity market uncertainty. Companies in cyclical growth sectors, such as energy and industrials, performed best. At the style level, value stocks outpaced growth stocks, while small-cap stocks significantly outperformed large-cap stocks.

With bond markets concerned about inflation and Federal Reserve policy shifts, bonds had a volatile year. They benefited early in the period from historically low short-term interest rates and low inflation, which effectively created 0% inflation-adjusted interest rates. The second quarter was the worst for the Treasury market since 1980, but in the third quarter, Treasuries rebounded strongly. That exceptional reversal was attributed to concerns that the increase in oil prices, which moved to over $50 per barrel in late September, would curb consumer spending and further reduce growth in an already slowing economy.

LOOKING AHEAD

Looking ahead, we continue to be concerned about several factors: global excess capacity, which curtails corporate pricing power; the large federal deficit, which can raise interest rates and curb individual savings; the declining U.S. dollar, which makes U.S. financial assets less attractive; rising oil prices; and the timing of future interest rate hikes.

Our fixed-income outlook assumes the Federal Reserve (the Fed) will continue its stated policy of gradual short-term interest rate increases. As a result, we expect the yield curve will continue to flatten with short-term rates moving up more than longer-term rates. As the Fed moves to increase short-term interest rates, our long-term interest rate scenario remains positive. Given these competing factors, we are positioned neutrally with respect to interest rate risk. From a sector standpoint, we view mortgages as offering the best value followed by high-yield and investment-grade corporate bonds. Mortgages should do well in a stable to modestly rising interest rate environment, while high-yield securities should continue to benefit from a growing economy.

Our equity outlook is for the economy to continue to grow, but at a slow pace, accompanied by moderate inflation. In this environment, we continue to focus on companies that we believe can generate organic growth and not only pay dividends, but also increase them. In a slow-growth environment, dividends can become a larger component of total return, which makes these companies more attractive.

We also believe an important element of a sustained recovery is higher employment, rather than increases in consumer debt.

MARKET PERFORMANCE AS OF OCTOBER 31, 2004
                                          1 Year       5 Year       10 Year
-----------------------------------------------------------------------------
S&P 500                                    9.41%       -2.22%        11.00%
    Energy                                44.52%        8.37%        13.02%
    Industrials                           18.04%        2.38%        11.96%
    Consumer Staples                       3.85%        2.94%        10.55%
    Telecommunication Services            20.95%      -15.43%         4.04%
    Utilities                             24.11%        0.98%         7.53%
    Financials                             8.07%        4.27%        16.24%
    Health Care                            1.76%       -0.45%        14.38%
    Consumer Discretionary                 9.08%       -0.18%        10.83%
    Materials                             16.76%        5.23%         7.19%
    Information Technology                -0.86%      -12.52%        12.14%
Lehman Brothers Aggregate Bond Index       5.54%        7.58%         7.76%

Data shown is past performance and does not guarantee future results.

Source: Ibbotson Associates. Equity sectors are represented by S&P 500 sector categories. Returns shown for indices and sectors are annualized returns and assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                           3

Economy & Financial Markets: Review & Outlook


AFTER 65 YEARS, WM GROUP OF FUNDS CONTINUES TO BUILD ON ITS HISTORY

While this fiscal year was memorable for important events in both the financial markets and political arena--the end of the Federal Reserve's historically low interest rate policy and the re-election of President George W. Bush--it also marked two important anniversaries in the history of the WM Group of Funds. These anniversaries help illustrate our approach to investing and our commitment to long-term investment principles.

The two anniversaries celebrated this year were the 65th anniversary of the WM Equity Income Fund and the 55th anniversary of the WM Growth & Income Fund.

The WM Equity Income Fund began to sell shares to the public in 1939 as the Composite Bond Fund, one of the first 50 mutual funds in the U.S. Prior to that, it was organized as a bond unit trust, which was a popular type of investment vehicle in the early 1930s. These unit trusts consisted of a set number of securities in a fixed trust that could not be changed. Units of such a trust were called "composite units" which was appropriate since "composite" means "made up of disparate components." An employee of Murphey Favre and Co. (founded in 1888 and a predecessor to WM Advisors, Inc.) suggested that "composite" be included in the Fund's name since it would be comprised of different elements which were complementary but part of a structure having different properties than any one of its single components.

[MAJOR MARKET EVENTS OCTOBER 31, 2003 - OCTOBER 31, 2004 GRAPH]

                   Closing Value
                      of the
          Date        S&P 500
          ----        -------

       10/31/2003     1050.71
        11/3/2003     1059.02
        11/4/2003     1053.25
        11/5/2003     1051.81
        11/6/2003     1058.05
        11/7/2003     1053.21
       11/10/2003     1047.11
       11/11/2003     1046.57
       11/12/2003     1058.56
       11/13/2003     1058.41
       11/14/2003     1050.35
       11/17/2003     1043.63
       11/18/2003     1034.15
       11/19/2003     1042.44
       11/20/2003     1033.65
       11/21/2003     1035.28
       11/24/2003     1052.08
       11/25/2003     1053.89
       11/26/2003     1058.45
       11/28/2003      1058.2
        12/1/2003     1070.12
        12/2/2003     1066.62
        12/3/2003     1064.73
        12/4/2003     1069.72
        12/5/2003      1061.5
        12/8/2003      1069.3
        12/9/2003     1060.18
       12/10/2003     1059.05
       12/11/2003     1071.21
       12/12/2003     1074.14
       12/15/2003     1068.04
       12/16/2003     1075.13
       12/17/2003     1076.48
       12/18/2003     1089.18
       12/19/2003     1088.67
       12/22/2003     1092.94
       12/23/2003     1096.02
       12/24/2003     1094.04
       12/26/2003     1095.89
       12/29/2003     1109.48
       12/30/2003     1109.64
       12/31/2003     1111.92
         1/2/2004     1108.48
         1/5/2004     1122.22
         1/6/2004     1123.67
         1/7/2004     1126.33
         1/8/2004     1131.92
         1/9/2004     1121.86
        1/12/2004     1127.23
        1/13/2004     1121.22
        1/14/2004     1130.52
        1/15/2004     1132.05
        1/16/2004     1139.83
        1/20/2004     1138.77
        1/21/2004     1147.62
        1/22/2004     1143.94
        1/23/2004     1141.55
        1/26/2004     1155.37
        1/27/2004     1144.05
        1/28/2004     1128.48
        1/29/2004     1134.11
        1/30/2004     1131.13
         2/2/2004     1135.26
         2/3/2004     1136.03
         2/4/2004     1126.52
         2/5/2004     1128.59
         2/6/2004     1142.76
         2/9/2004     1139.81
        2/10/2004     1145.54
        2/11/2004     1157.76
        2/12/2004     1152.11
        2/13/2004     1145.81
        2/17/2004     1156.99
        2/18/2004     1151.82
        2/19/2004     1147.06
        2/20/2004     1144.11
        2/23/2004     1140.99
        2/24/2004     1139.09
        2/25/2004     1143.67
        2/26/2004     1144.91
        2/27/2004     1144.94
         3/1/2004     1155.97
         3/2/2004      1149.1
         3/3/2004     1151.04
         3/4/2004     1154.88
         3/5/2004     1156.86
         3/8/2004      1147.2
         3/9/2004     1140.58
        3/10/2004     1123.89
        3/11/2004     1106.78
        3/12/2004     1120.57
        3/15/2004     1104.49
        3/16/2004      1110.7
        3/17/2004     1123.75
        3/18/2004     1122.32
        3/19/2004     1109.78
        3/22/2004      1095.4
        3/23/2004     1093.95
        3/24/2004     1091.33
        3/25/2004     1109.19
        3/26/2004     1108.06
        3/29/2004     1122.47
        3/30/2004        1127
        3/31/2004     1126.21
         4/1/2004     1132.17
         4/2/2004     1141.81
         4/5/2004     1150.57
         4/6/2004     1148.16
         4/7/2004     1140.53
         4/8/2004     1139.32
        4/12/2004      1145.2
        4/13/2004     1129.44
        4/14/2004     1128.17
        4/15/2004     1128.84
        4/16/2004     1134.61
        4/19/2004     1135.82
        4/20/2004     1118.15
        4/21/2004     1124.09
        4/22/2004     1139.93
        4/23/2004      1140.6
        4/26/2004     1135.53
        4/27/2004     1138.11
        4/28/2004     1122.41
        4/29/2004     1113.89
        4/30/2004      1107.3

MAJOR MARKET EVENTS
-------------------

NOVEMBER
Unemployment hits an eight-month low of 5.9%.

NOVEMBER 20
S&P 500 low for the fiscal year: 1033.65.

DECEMBER 9
Federal Reserve (the Fed) votes to hold fed funds rate at 45-year low of 1.00%.

DECEMBER 31
S&P 500 closes the year at 1111.92.

JANUARY 5
One day after Federal Reserve Governor suggests rates should remain low, S&P 500 closes at 1122.22.

JANUARY 14
Commerce Dept. announces that trade deficit shrank to $38 billion in Nov. '03.

JANUARY 28
Fed releases statement that market interprets as moving closer to raising interest rates.

JANUARY 30
Estimates for 4th quarter '03 consumer spending growth released. Down significantly from prior quarter.

FEBRUARY
U.S. dollar falls to record lows against the euro.

FEBRUARY 11
Fed says the economy is continuing to expand. S&P 500 closes at 1157.76, its high for the fiscal year.

MARCH 1
WM Small Cap Value Fund is launched.

MARCH 8-15
Terror attack on a train in Madrid, Spain is linked to al Qaeda. S&P 500 begins slide from 1147.20 to 1104.49.

MARCH 16
Fed meeting leaves rates unchanged.

MARCH 25
Corporate profits report strong as economy gains 4.1% in 4th quarter '03.



Source: Bloomberg L.P. (S&P 500 data). Indices are unmanaged, and individuals cannot invest directly in an index.

4

Thus, in 1939, the Fund was cleared for distribution to the public by the recently established Securities and Exchange Commission. The Fund's objective changed in 1948 to allow, in addition to senior securities, investment in preferred stocks. In 1949, the Fund's mandate changed again to allow the inclusion of common stocks. The Fund's name changed each time to reflect the expanded mandates: first to the Composite Bond and Preferred Stock Fund and then later to the Composite Bond and Stock Fund. In 1998 the Fund's name changed again to the WM Bond & Stock Fund. With a modification to fund objectives and strategies, the Fund assumed its current name, the WM Equity Income Fund, in August 2000. Today, it has total net assets of $1.526 billion.*

As the U.S. economy continued to expand during and after World War II, a companion mutual fund called the Composite Stock Fund was started in October 1949. This Fund could invest in stocks or, as conditions changed, bonds and cash. After one year in existence, the Fund had assets totaling $781,000 invested in a portfolio comprised of 64 company securities. In 1951, the Fund's name was changed to the Composite Fund. Today the Fund is called the WM Growth & Income Fund, and it has total net assets of $2.075 billion.*

"There is great continuity here, not only in terms of operating funds that have such a long history, but also in terms of how our fund management and oversight practices have advanced as the entire financial services industry has evolved," says William G. Papesh, President of WM Advisors. "While we have strived to keep pace with changes in market conditions, the financial services industry, and the regulatory environment, we also still follow many of the same investment principles that these Funds and our founders developed many decades ago."

For more information about these and other WM Funds, please see the following pages.

*As of October 31, 2004.


[MAJOR MARKET EVENTS OCTOBER 31, 2003 - OCTOBER 31, 2004 GRAPH]

                   Closing Value
                      of the
          Date        S&P 500
          ----        -------

         5/3/2004     1117.49
         5/4/2004     1119.55
         5/5/2004     1121.53
         5/6/2004     1113.99
         5/7/2004      1098.7
        5/10/2004     1087.12
        5/11/2004     1095.45
        5/12/2004     1097.28
        5/13/2004     1096.44
        5/14/2004      1095.7
        5/17/2004      1084.1
        5/18/2004     1091.49
        5/19/2004     1088.68
        5/20/2004     1089.19
        5/21/2004     1093.56
        5/24/2004     1095.41
        5/25/2004     1113.05
        5/26/2004     1114.94
        5/27/2004     1121.28
        5/28/2004     1120.68
         6/1/2004      1121.2
         6/2/2004     1124.99
         6/3/2004     1116.64
         6/4/2004      1122.5
         6/7/2004     1140.42
         6/8/2004     1142.18
         6/9/2004     1131.33
        6/10/2004     1136.47
        6/14/2004     1125.29
        6/15/2004     1132.01
        6/16/2004     1133.56
        6/17/2004     1132.05
        6/18/2004     1135.02
        6/21/2004      1130.3
        6/22/2004     1134.41
        6/23/2004     1144.06
        6/24/2004     1140.65
        6/25/2004     1134.43
        6/28/2004     1133.35
        6/29/2004      1136.2
        6/30/2004     1140.84
         7/1/2004     1128.94
         7/2/2004     1125.38
         7/6/2004     1116.21
         7/7/2004     1118.33
         7/8/2004     1109.11
         7/9/2004     1112.81
        7/12/2004     1114.35
        7/13/2004     1115.14
        7/14/2004     1111.47
        7/15/2004     1106.69
        7/16/2004     1101.39
        7/19/2004      1100.9
        7/20/2004     1108.67
        7/21/2004     1093.88
        7/22/2004     1096.84
        7/23/2004      1086.2
        7/26/2004     1084.07
        7/27/2004     1094.83
        7/28/2004     1095.42
        7/29/2004     1100.43
        7/30/2004     1101.72
         8/2/2004     1106.62
         8/3/2004     1099.69
         8/4/2004     1098.63
         8/5/2004      1080.7
         8/6/2004     1063.97
         8/9/2004     1065.22
        8/10/2004     1079.04
        8/11/2004     1075.79
        8/12/2004     1063.23
        8/13/2004      1064.8
        8/16/2004     1079.34
        8/17/2004     1081.71
        8/18/2004     1095.17
        8/19/2004     1091.23
        8/20/2004     1098.35
        8/23/2004     1095.68
        8/24/2004     1096.19
        8/25/2004     1104.96
        8/26/2004     1105.09
        8/27/2004     1107.77
        8/30/2004     1099.15
        8/31/2004     1104.24
         9/1/2004     1105.91
         9/2/2004     1118.31
         9/3/2004     1113.63
         9/7/2004      1121.3
         9/8/2004     1116.27
         9/9/2004     1118.38
        9/10/2004     1123.92
        9/13/2004     1125.82
        9/14/2004     1128.33
        9/15/2004     1120.37
        9/16/2004      1123.5
        9/17/2004     1128.55
        9/20/2004      1122.2
        9/21/2004      1129.3
        9/22/2004     1113.56
        9/23/2004     1108.36
        9/24/2004     1110.11
        9/27/2004     1103.52
        9/28/2004     1110.06
        9/29/2004      1114.8
        9/30/2004     1114.58
        10/1/2004      1131.5
        10/4/2004     1135.17
        10/5/2004     1134.48
        10/6/2004     1142.05
        10/7/2004     1130.65
        10/8/2004     1122.14
       10/11/2004     1124.39
       10/12/2004     1121.84
       10/13/2004     1113.65
       10/14/2004     1103.29
       10/15/2004      1108.2
       10/18/2004     1114.02
       10/19/2004     1103.23
       10/20/2004     1103.66
       10/21/2004     1106.49
       10/22/2004     1095.74
       10/25/2004     1094.81
       10/26/2004     1111.09
       10/27/2004      1125.4
       10/28/2004     1127.44
       10/29/2004      1130.2
        11/1/2004     1130.51
        11/2/2004     1130.54
        11/3/2004      1143.2
        11/4/2004     1161.67
        11/5/2004     1166.17
        11/8/2004     1164.89
        11/9/2004     1164.08
       11/10/2004     1162.91


MAY 4
Fed keeps short-term interest rates at 1.00%.

MAY 7
Strong employment report fuels speculation that the Fed will raise rates.

MAY 31
65th anniversary of the WM Equity Income Fund.

JUNE 1
Oil prices spike higher.

JUNE 23
S&P 500 closes at 1144.06, its high for the quarter.

JUNE 30
Fed increases short-term interest rates for the first time in 4 years by 1/4 point to 1.25%.

AUGUST 10
Fed hikes rates again by 1/4 point.

SEPTEMBER 21
Fed raises rates for third time this year to 1.75%. Says it will continue tightening policy at a "measured" pace.

SEPTEMBER 27
Fannie Mae reaches agreement with its regulator to address improper accounting procedures.

SEPTEMBER 28
Oil hits $50 per barrel.

OCTOBER 29
Estimates for 3rd quarter '04 consumer spending growth released. Up strongly from prior quarter.

OCTOBER 31
55th anniversary of the WM Growth & Income Fund.

                                                                           5

REIT Fund

INVESTMENT STRATEGY

Real estate investment trusts (REITs) turned in strong results during the period primarily due to historically low interest rates and solid growth in funds from operations (FFO). (FFO defines a REIT's operating record and provides an indication of cash performance.) With their solid yields and earnings growth, REITs performed very strongly through March, only to fall sharply in April as interest rates rose. However, as the year progressed, investors moved back into REITs. The asset class (as measured by the NAREIT All REIT Index(3) rose over 28% for the one-year period.

Other factors that contributed to Fund performance included:

* Rising dividends: REIT returns are comprised of dividend income and price appreciation, and rising cash flow generally means higher dividends passed on to shareholders.

* Increased attractiveness as REITs are considered more stable and typically less impacted by election results compared to equities. As a result, they became a preferred equity sector during this presidential election year.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                            1 Year       Since Inception    Inception Date
--------------------------------------------------------------------------------------------
Class A Shares    Net Asset Value(2)        28.71%            33.82%           3/1/03
                  With Sales Charge         21.59%            29.38%

Class B Shares    Net Asset Value(2)        27.76%            32.87%           3/1/03
                  With Sales Charge         22.76%            30.38%

Class C Shares    Net Asset Value(2)        27.95%            33.00%           3/1/03
                  With Sales Charge         26.95%            33.00%

NAREIT All REIT Index(3)                    28.52%            35.86%

[VALUE OF A $10,000 INVESTMENT(1),(4) MARCH 1, 2003 - OCTOBER 31, 2004 GRAPH]

------------------------------------------------------------------------
                         CLASS A   CLASS A SHARES    NAREIT
        DATE             SHARES     WITH MAXIMUM    ALL REIT
                        AT NAV(2)   SALES CHARGE     INDEX(3)
------------------------------------------------------------------------
       Feb-03            10,000         9,450        10,000
       Mar-03            10,070         9,516        10,207
       Apr-03            10,460         9,884        10,694
       May-03            11,030        10,423        11,348
       Jun-03            11,248        10,630        11,643
       Jul-03            11,884        11,230        12,254
       Aug-03            11,964        11,306        12,306
       Sep-03            12,339        11,660        12,694
       Oct-03            12,644        11,948        12,967
       Nov-03            13,171        12,447        13,553
       Dec-03            13,640        12,890        14,018
       Jan-04            14,226        13,444        14,620
       Feb-04            14,555        13,754        14,941
       Mar-04            15,366        14,521        15,777
       Apr-04            13,176        12,451        13,370
       May-04            13,940        13,174        14,314
       Jun-04            14,446        13,652        14,742
       Jul-04            14,478        13,682        14,748
       Aug-04            15,453        14,603        15,910
       Sep-04            15,513        14,660        15,940
       Oct-04            16,273        15,378        16,664

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees, which may include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) Net asset value is not adjusted for sales charge.

(3) The National Association of Real Estate Investment Trust (NAREIT) All REIT Index reflects the aggregate performance of all publicly traded REITs that own, develop, and manage properties. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 2/28/03. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 3/03) and C shares (offered as of 3/03) will differ.

6



                                                     PORTFOLIO MANAGER
                                                     -----------------------
                                                     Richard E. Helm, CFA
                                                     WM Advisors, Inc.


* Heightened investor interest as several new REIT initial public offerings were launched.

* Greater demand from institutional investors looking for diversification opportunities and exposure to a different, liquid asset class.

The Fund benefited from solid performance in most REIT sectors, particularly retail REITs. Non-REIT gaming company Mandalay Resort Group was the strongest performer, followed by mall owner Macerich, and New York office building REIT, SL Green Realty. Apartment owner AvalonBay Communities was also up strongly during the year. Mortgage REIT firm Friedman Billings Ramsey, apartment REIT company Apartment Investment & Management Company, and Capital Automotive all detracted from Fund performance.

Historically low interest rates led the Fund to become defensive in key sectors and to underweight mortgage REITs during most of the fiscal year.

With slower U.S. economic growth and modestly rising employment, cash flow at real estate companies should continue to strengthen. If interest rates continue to rise at a measured pace in response to a moderately growing economy, we believe REITs as a whole may perform well as rising demand for commercial real estate will support cash flow growth. Relative valuations among sectors (office, retail, housing, etc.) will determine the best opportunities, with retail REITs the likeliest to show the most significant growth.

TOP 10 HOLDINGS(5),(6) AS OF OCTOBER 31, 2004
                                          % of Net Assets    Total Return
---------------------------------------------------------------------------
General Growth Properties Inc.                 4.66%            34.99%
Simon Property Group Inc.                      4.48%            37.17%
Equity Residential Properties                  4.32%            20.73%
The Macerich Company                           4.21%            56.82%
The Mills Corporation                          3.93%            42.90%
Corporate Office Properties Trust              3.88%            47.55%
Equity Office Properties Trust                 3.87%             7.78%
Developers Diversified Realty Corp.            3.48%            52.35%
Kimco Realty Corp.                             3.48%            37.26%
ProLogis                                       3.26%            38.24%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2004
-------------------------------------------------
Weighted Average Market
Capitalization:                $5.1 billion
Weighted Average P/E
(based on trailing earnings):  27.2
Turnover:                      5%
Number of Securities:          40
Total Net Assets:              $336.0 million

PORTFOLIO COMPOSITION(5)
As of                                      As of        As of
10/31/04                                 10/31/04     10/31/03    Change
--------------------------------------------------------------------------
[PIE CHART]       Industrial/Office         26%         25%         +1%
                  Retail                    25%         23%         +2%
                  Residential               13%         13%          0%
                  Common Stocks              6%          6%          0%
                  Lodging/Resorts            5%          6%         -1%
                  Specialty                  5%          6%         -1%
                  Diversified                4%          5%         -1%
                  Health Care                4%          5%         -1%
                  Self Storage               3%          3%          0%
                  Mortgage                   2%          3%         -1%
                  Cash Equivalents           7%          5%         +2%

(5) May not reflect the current portfolio composition.

(6) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/04. The Fund may not have held these securities throughout the entire period.

                                                                           7


Equity Income Fund*

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

  2003     +29.22%
  2002     -12.82%
  2001      +7.41%
  2000     +14.64%
  1999      +4.83%
  1998      +6.93%
  1997     +19.89%
  1996     +13.60%
  1995     +31.18%
  1994      -2.13%

INVESTMENT STRATEGY

Our value discipline of buying stocks on dips and selling into euphoric rallies to reduce volatility was rewarded during the past fiscal year. That core philosophy, combined with our traditionally low turnover to contain fund costs, again proved profitable for the period.

Assisting the Fund's returns during the period were real estate investment trust (REIT) securities. REITs have been among the top-performing equity market sectors over the past few years. Historically low interest rates, rising funds from operations, and continued interest from both retail and institutional investors have fueled their rise.

The Fund also benefited from maintaining its core focus on common stocks with growing dividends, and we saw numerous companies initiate and/or raise their dividends substantially during the period. Many industries, such as gaming, that traditionally paid little or no dividends enjoyed strong cash flows and returned some of that cash to shareholders, boosting their share prices as well. The Fund's positions in the market's higher-yielding

* As of 8/1/00, the WM Bond & Stock Fund became the WM Equity Income Fund, and the Fund's objectives and strategies changed. This information should be considered when reviewing past performance. Please review the prospectus for detailed information.



Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                            1 Year           5 Year           10 Year     Since Inception     Inception Date
------------------------------------------------------------------------------------------------------------------------------
Class A Shares    Net Asset Value(2)        17.06%            9.48%            11.64%           8.96%            5/31/39
                  With Sales Charge         10.62%            8.25%            11.01%           8.87%

Class B Shares    Net Asset Value(2)        16.04%            8.52%            10.91%          10.53%            3/30/94
                  With Sales Charge         11.04%            8.23%            10.91%          10.53%

Class C Shares    Net Asset Value(2)        16.16%               -                 -            7.61%             3/1/02
                  With Sales Charge         15.16%               -                 -            7.61%

S&P 500/Barra Value Index(3)                14.46%            1.49%            11.03%              -

S&P 500(3)                                   9.41%           -2.22%            11.00%          11.58%

[VALUE OF A $10,000 INVESTMENT(1),(4) OCTOBER 31, 1994 - OCTOBER 31, 2004 GRAPH]

------------------------------------------------------------------------------
                         CLASS A   CLASS A SHARES
                         SHARES     WITH MAXIMUM                S&P 500/BARRA
        DATE            AT NAV(2)   SALES CHARGE   S&P 500(3)   VALUE INDEX(3)
------------------------------------------------------------------------------
       Oct-94            10,000         9,450        10,000        10,000
       Nov-94             9,783         9,245         9,633         9,595
       Dec-94             9,892         9,348         9,774         9,713
       Jan-95            10,060         9,507        10,028         9,976
       Feb-95            10,361         9,791        10,417        10,363
       Mar-95            10,613        10,029        10,725        10,649
       Apr-95            10,881        10,282        11,037        11,000
       May-95            11,256        10,637        11,473        11,489
       Jun-95            11,484        10,852        11,743        11,577
       Jul-95            11,718        11,074        12,134        11,976
       Aug-95            11,835        11,184        12,167        12,078
       Sep-95            12,210        11,538        12,676        12,498
       Oct-95            12,255        11,581        12,632        12,303
       Nov-95            12,628        11,934        13,188        12,948
       Dec-95            12,976        12,263        13,432        13,306
       Jan-96            13,343        12,609        13,894        13,704
       Feb-96            13,287        12,556        14,027        13,833
       Mar-96            13,309        12,577        14,162        14,157
       Apr-96            13,395        12,658        14,370        14,301
       May-96            13,594        12,846        14,741        14,517
       Jun-96            13,675        12,923        14,801        14,447
       Jul-96            13,321        12,588        14,143        13,838
       Aug-96            13,503        12,760        14,443        14,220
       Sep-96            13,981        13,212        15,254        14,828
       Oct-96            14,174        13,395        15,672        15,331
       Nov-96            14,820        14,005        16,862        16,504
       Dec-96            14,741        13,931        16,531        16,233
       Jan-97            15,104        14,274        17,558        16,981
       Feb-97            15,270        14,431        17,700        17,105
       Mar-97            14,998        14,173        16,964        16,520
       Apr-97            15,270        14,430        17,976        17,140
       May-97            15,950        15,072        19,080        18,215
       Jun-97            16,430        15,526        19,931        18,910
       Jul-97            17,231        16,283        21,514        20,423
       Aug-97            16,672        15,755        20,317        19,500
       Sep-97            17,347        16,393        21,431        20,643
       Oct-97            17,124        16,182        20,715        19,885
       Nov-97            17,506        16,543        21,674        20,643
       Dec-97            17,674        16,702        22,047        21,101
       Jan-98            17,674        16,702        22,292        20,842
       Feb-98            18,303        17,296        23,899        22,405
       Mar-98            18,673        17,646        25,123        23,541
       Apr-98            18,798        17,764        25,376        23,818
       May-98            18,497        17,480        24,940        23,483
       Jun-98            18,638        17,612        25,952        23,661
       Jul-98            17,894        16,910        25,677        23,148
       Aug-98            16,040        15,158        21,964        19,425
       Sep-98            16,746        15,825        23,372        20,606
       Oct-98            17,813        16,833        25,272        22,220
       Nov-98            18,664        17,637        26,804        23,378
       Dec-98            18,897        17,858        28,348        24,198
       Jan-99            19,103        18,053        29,533        24,687
       Feb-99            18,358        17,349        28,614        24,156
       Mar-99            18,755        17,723        29,759        24,888
       Apr-99            19,828        18,737        30,911        27,033
       May-99            20,008        18,908        30,181        26,555
       Jun-99            20,486        19,359        31,856        27,575
       Jul-99            19,978        18,879        30,862        26,725
       Aug-99            19,381        18,315        30,708        26,049
       Sep-99            18,638        17,613        29,867        25,031
       Oct-99            19,123        18,071        31,757        26,442
       Nov-99            19,333        18,270        32,402        26,286
       Dec-99            19,809        18,720        34,310        27,275
       Jan-00            19,086        18,036        32,588        26,407
       Feb-00            18,800        17,766        31,972        24,757
       Mar-00            19,978        18,880        35,099        27,339
       Apr-00            19,937        18,840        34,042        27,156
       May-00            20,102        18,996        33,344        27,240
       Jun-00            19,979        18,880        34,165        26,164
       Jul-00            19,909        18,814        33,632        26,687
       Aug-00            20,616        19,482        35,720        28,478
       Sep-00            20,979        19,825        33,834        28,473
       Oct-00            21,747        20,551        33,692        29,005
       Nov-00            21,399        20,222        31,037        27,520
       Dec-00            22,709        21,460        31,189        28,937
       Jan-01            23,254        21,975        32,296        30,158
       Feb-01            23,072        21,803        29,351        28,159
       Mar-01            22,807        21,552        27,493        27,047
       Apr-01            23,630        22,331        29,629        28,880
       May-01            24,119        22,793        29,828        29,184
       Jun-01            24,016        22,695        29,103        28,238
       Jul-01            24,462        23,117        28,818        27,749
       Aug-01            24,308        22,971        27,014        26,146
       Sep-01            23,115        21,843        24,831        23,662
       Oct-01            23,036        21,769        25,305        23,662
       Nov-01            24,013        22,692        27,246        25,164
       Dec-01            24,392        23,051        27,486        25,547
       Jan-02            24,297        22,961        27,085        24,847
       Feb-02            24,202        22,871        26,562        24,623
       Mar-02            25,330        23,937        27,561        25,884
       Apr-02            24,512        23,164        25,891        24,587
       May-02            24,608        23,254        25,699        24,685
       Jun-02            23,316        22,033        23,869        23,128
       Jul-02            21,576        20,390        22,007        20,628
       Aug-02            21,995        20,785        22,153        20,770
       Sep-02            19,857        18,765        19,745        18,396
       Oct-02            20,651        19,515        21,482        19,925
       Nov-02            21,884        20,681        22,748        21,325
       Dec-02            21,263        20,093        21,410        20,216
       Jan-03            20,754        19,613        20,849        19,663
       Feb-03            20,395        19,274        20,536        19,128
       Mar-03            20,579        19,447        20,735        19,103
       Apr-03            22,092        20,877        22,444        20,992
       May-03            23,408        22,121        23,627        22,537
       Jun-03            23,815        22,506        23,929        22,702
       Jul-03            23,996        22,677        24,350        23,206
       Aug-03            24,361        23,021        24,825        23,707
       Sep-03            24,600        23,247        24,562        23,278
       Oct-03            25,697        24,284        25,952        24,870
       Nov-03            26,113        24,677        26,181        25,094
       Dec-03            27,479        25,968        27,553        26,645
       Jan-04            28,199        26,648        28,060        27,116
       Feb-04            28,918        27,328        28,450        27,729
       Mar-04            28,961        27,368        28,020        27,538
       Apr-04            28,272        26,717        27,580        26,858
       May-04            28,557        26,987        27,958        27,166
       Jun-04            29,334        27,721        28,500        27,756
       Jul-04            28,642        27,066        27,557        27,229
       Aug-04            28,997        27,402        27,667        27,523
       Sep-04            29,661        28,030        27,966        28,046
       Oct-04            30,084        28,429        28,394        28,469

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees, which may include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) Net asset value is not adjusted for sales charge.

(3) The S&P 500/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500. The S&P 500 is a broad-based index intended to represent the U.S. equity market. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the S&P 500 are calculated from 5/31/39. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 3/94) and C shares (offered as of 3/02) will differ.

8



                                                     PORTFOLIO MANAGER
                                                     -----------------------
                                                     Richard E. Helm, CFA
                                                     WM Advisors, Inc.


equity sectors, such as energy, telecommunications, and utilities, also made positive contributions.

Asset allocation shifts during the year were modest, though REITs were reduced as prices rose and valuations became less attractive. The Fund remained underweighted in financial stocks during the year as interest rates rose. We also had overweighted positions in consumer staples and non-chip technology stocks.

In terms of individual holdings, Mandalay Resort Group (gaming), Harris Corporation (technology), Valero Energy (oil refining), and Monsanto (agriculture) experienced stronger returns. Underperformers included AU Optronics (technology), Sears (retail), and Mylan Laboratories
(pharmaceuticals).

Looking ahead, we expect the U.S. economy to continue its moderate upward trend. As the Fund's investment process seeks to capitalize on the impact of the market's gyrations, high stock market volatility provides the Fund with opportunities to add or reduce holdings as valuations fluctuate. This includes not only building long-term core positions, but also complementing these core holdings with smaller investments in more opportunistic situations. Just as we expect mixed economic and corporate news to continue, we likewise expect higher market volatility to continue, and we believe the Fund is well-positioned to capitalize on the opportunities such moves may present.

TOP 10 HOLDINGS(5),(6) AS OF OCTOBER 31, 2004
                                   % of Net Assets     Total Return
---------------------------------------------------------------------
Harrah's Entertainment Inc.             2.17%             38.00%
The Neiman Marcus Group Inc.            2.17%             29.15%
Citigroup Inc.                          2.14%             -3.13%
FPL Group Inc.                          2.08%             12.33%
Bank of America Corp.                   2.03%             23.12%
Magna International Inc.                1.91%             -7.38%
Valero Energy Corp.                     1.84%            103.16%
ACE Ltd.                                1.76%              7.79%
Harris Corp.                            1.71%             66.89%
Wells Fargo & Co.                       1.69%              9.50%


FUND CHARACTERISTICS
AS OF OCTOBER 31, 2004
-----------------------------------------------------
Weighted Average Market
Capitalization:                   $54.5 billion
Weighted Average P/E
(based on estimated earnings):    13.5
Beta:(7)                          0.79
Fund Standard Deviation:(8)       12.49
S&P 500 Standard Deviation:(8)    16.23
Turnover:                         20%
Number of Securities:             103
Total Net Assets:                 $1,525.6 million

PORTFOLIO COMPOSITION(5)
As of                                                As of      As of
10/31/04                                           10/31/04   10/31/03     Change
-----------------------------------------------------------------------------------
[PIE CHART]       Financials                          23%        23%          0%
                  Consumer Discretionary              14%        14%          0%
                  Energy                               9%         7%         +2%
                  Industrials                          8%         8%          0%
                  Information Technology               8%         7%         +1%
                  Consumer Staples                     7%         7%          0%
                  REITs                                7%         7%          0%
                  Health Care                          5%         7%         -2%
                  Materials                            4%         3%         +1%
                  Utilities                            4%         5%         -1%
                  Telecommunication Services           2%         3%         -1%
                  Convertibles                         1%         3%         -2%
                  Corporate Bonds                      1%         2%         -1%
                  Cash Equivalents                     7%         4%         +3%

(5) May not reflect the current portfolio composition.

(6) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/04. The Fund may not have held these securities throughout the entire period.

(7) Source: Lipper, Inc. Beta is a quantitative measure of the Fund's volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class A shares for the three-year period ended 10/31/04.

(8) Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation, the greater the variability (and thus risk) of the investment returns. Results are calculated for the three-year period ended 10/31/04, and Fund results are for Class A shares.

                                                                           9



Growth & Income Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

  2003     +26.15%
  2002     -20.37%
  2001      -3.28%
  2000      +1.53%
  1999     +18.26%
  1998     +14.41%
  1997     +29.52%
  1996     +22.28%
  1995     +33.15%
  1994      +2.58%


INVESTMENT STRATEGY

Anticipating a strong earnings trend in 2004, equity markets rallied early in the fiscal year. The S&P 500 peaked in early March and then settled into an uneasy trading range for the remainder of the year. Rising interest rates, the Iraqi war, and the U.S. presidential campaign were factors that contributed to volatility from March through October. While overall market volatility was not excessive for the year, there were significant swings at the individual stock level. In general, a company that produced better-than-expected results saw its stock price rise proportionately but a company that produced lower-than-expected results saw its stock price drop disproportionately.

These conditions resulted in less emphasis on sector selection and more focus on individual stock selection. We continued our undeviating discipline of identifying good companies and purchasing them when their valuations become attractive.

Energy was the best performing sector during the fiscal year and the Fund benefited from an overweighted position in this sector.



Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                           1 Year            5 Year           10 Year       Since Inception    Inception Date
-------------------------------------------------------------------------------------------------------------------------------
Class A Shares    Net Asset Value(2)        9.45%             1.38%            10.79%            10.13%           10/31/49
                  With Sales Charge         3.42%             0.24%            10.17%            10.02%

Class B Shares    Net Asset Value(2)        8.39%             0.42%            10.05%            10.15%            3/30/94
                  With Sales Charge         3.39%             0.03%            10.05%            10.15%

Class C Shares    Net Asset Value(2)        8.45%                -                -               1.99%            3/1/02
                  With Sales Charge         7.45%                -                -               1.99%

S&P 500(3)                                  9.41%            -2.22%            11.00%            12.04%

[VALUE OF A $10,000 INVESTMENT(1),(4) OCTOBER 31, 1994 - OCTOBER 31, 2004 GRAPH]

-----------------------------------------------------------
                        CLASS A   CLASS A SHARES
                        SHARES     WITH MAXIMUM
        DATE           AT NAV(2)   SALES CHARGE  S&P 500(3)
-----------------------------------------------------------
       Oct-94           10,000        9,450       10,000
       Nov-94            9,709        9,175        9,633
       Dec-94            9,738        9,203        9,774
       Jan-95            9,894        9,350       10,028
       Feb-95           10,229        9,666       10,417
       Mar-95           10,527        9,948       10,725
       Apr-95           10,781       10,188       11,037
       May-95           11,051       10,444       11,473
       Jun-95           11,269       10,649       11,743
       Jul-95           11,672       11,030       12,134
       Aug-95           11,762       11,115       12,167
       Sep-95           12,161       11,493       12,676
       Oct-95           12,087       11,422       12,632
       Nov-95           12,582       11,890       13,188
       Dec-95           12,964       12,251       13,432
       Jan-96           13,334       12,600       13,894
       Feb-96           13,514       12,771       14,027
       Mar-96           13,642       12,892       14,162
       Apr-96           13,961       13,193       14,370
       May-96           14,263       13,478       14,741
       Jun-96           14,280       13,495       14,801
       Jul-96           13,563       12,817       14,143
       Aug-96           13,969       13,201       14,443
       Sep-96           14,777       13,964       15,254
       Oct-96           14,941       14,119       15,672
       Nov-96           16,032       15,150       16,862
       Dec-96           15,852       14,980       16,531
       Jan-97           16,605       15,692       17,558
       Feb-97           16,698       15,779       17,700
       Mar-97           16,120       15,234       16,964
       Apr-97           16,716       15,797       17,976
       May-97           17,825       16,844       19,080
       Jun-97           18,737       17,707       19,931
       Jul-97           20,146       19,038       21,514
       Aug-97           19,250       18,192       20,317
       Sep-97           20,337       19,219       21,431
       Oct-97           19,609       18,531       20,715
       Nov-97           20,207       19,096       21,674
       Dec-97           20,532       19,403       22,047
       Jan-98           20,190       19,079       22,292
       Feb-98           21,734       20,539       23,899
       Mar-98           22,538       21,299       25,123
       Apr-98           22,633       21,388       25,376
       May-98           22,044       20,832       24,940
       Jun-98           22,651       21,405       25,952
       Jul-98           21,745       20,549       25,677
       Aug-98           17,913       16,928       21,964
       Sep-98           19,361       18,296       23,372
       Oct-98           21,057       19,898       25,272
       Nov-98           22,425       21,192       26,804
       Dec-98           23,490       22,198       28,348
       Jan-99           24,397       23,055       29,533
       Feb-99           23,892       22,578       28,614
       Mar-99           24,587       23,235       29,759
       Apr-99           26,203       24,762       30,911
       May-99           25,865       24,442       30,181
       Jun-99           27,161       25,667       31,856
       Jul-99           26,240       24,797       30,862
       Aug-99           25,468       24,068       30,708
       Sep-99           24,814       23,449       29,867
       Oct-99           26,020       24,589       31,757
       Nov-99           26,738       25,267       32,402
       Dec-99           27,781       26,253       34,310
       Jan-00           26,369       24,919       32,588
       Feb-00           25,549       24,144       31,972
       Mar-00           28,408       26,846       35,099
       Apr-00           28,374       26,814       34,042
       May-00           28,823       27,237       33,344
       Jun-00           28,506       26,938       34,165
       Jul-00           27,665       26,143       33,632
       Aug-00           29,557       27,931       35,720
       Sep-00           28,939       27,348       33,834
       Oct-00           29,651       28,020       33,692
       Nov-00           27,507       25,994       31,037
       Dec-00           28,209       26,657       31,189
       Jan-01           30,584       28,902       32,296
       Feb-01           29,208       27,601       29,351
       Mar-01           27,794       26,265       27,493
       Apr-01           29,148       27,544       29,629
       May-01           29,847       28,206       29,828
       Jun-01           29,235       27,627       29,103
       Jul-01           29,200       27,594       28,818
       Aug-01           27,626       26,107       27,014
       Sep-01           25,355       23,961       24,831
       Oct-01           25,677       24,265       25,305
       Nov-01           27,079       25,590       27,246
       Dec-01           27,280       25,779       27,486
       Jan-02           26,369       24,918       27,085
       Feb-02           25,786       24,368       26,562
       Mar-02           27,116       25,625       27,561
       Apr-02           25,283       23,893       25,891
       May-02           25,610       24,201       25,699
       Jun-02           23,822       22,512       23,869
       Jul-02           21,919       20,713       22,007
       Aug-02           22,234       21,011       22,153
       Sep-02           19,991       18,891       19,745
       Oct-02           21,544       20,359       21,482
       Nov-02           22,619       21,375       22,748
       Dec-02           21,723       20,529       21,410
       Jan-03           21,322       20,149       20,849
       Feb-03           20,803       19,659       20,536
       Mar-03           20,862       19,714       20,735
       Apr-03           22,547       21,307       22,444
       May-03           23,810       22,500       23,627
       Jun-03           24,317       22,980       23,929
       Jul-03           24,305       22,968       24,350
       Aug-03           24,599       23,246       24,825
       Sep-03           24,552       23,202       24,562
       Oct-03           25,461       24,060       25,952
       Nov-03           25,792       24,373       26,181
       Dec-03           27,404       25,896       27,553
       Jan-04           27,880       26,347       28,060
       Feb-04           28,332       26,774       28,450
       Mar-04           27,856       26,324       28,020
       Apr-04           27,856       26,324       27,580
       May-04           28,060       26,516       27,958
       Jun-04           28,666       27,089       28,500
       Jul-04           27,510       25,997       27,557
       Aug-04           27,772       26,244       27,667
       Sep-04           27,866       26,334       27,966
       Oct-04           27,866       26,334       28,394

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees, which may include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) Net asset value is not adjusted for sales charge.

(3) The S&P 500 is a broad-based index intended to represent the U.S. equity market. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 10/31/49. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 3/94) and C shares (offered as of 3/02) will differ.


10



                                                  PORTFOLIO MANAGER
                                                  --------------------------
                                                  Stephen Q. Spencer, CFA
                                                  WM Advisors, Inc.


Holdings in BP (+42%), Exxon Mobil (+38%) and Schlumberger (+36%) far outpaced the overall market as the price of oil exceeded $50 per barrel.(6) The industrial sector was also a strong performer and Tyco was the Fund's top-performing stock (+49%), complemented by Boeing (+32%). The Fund was underweighted in technology, which helped performance since technology was the worst-performing sector of the market. However, some of the Fund's technology holdings, especially Motorola (+29%) and Computer Associates (+18%), produced returns well above those of the sector.

The most significant detriment to performance was in health care. Several health care holdings were hurt by isolated events: a recall of the blockbuster drug Vioxx (Merck; -27%), a poorly conceived plan to acquire King Pharmaceutical (Mylan Laboratories; -28%), and change of supplier terms (Cardinal Health; -21%).

Our overall economic outlook is positive. We believe the economy is showing appropriate growth at this stage of the economic cycle and should continue to grow within a moderate inflation environment, albeit at a slower pace than over the past year. This outlook does not suggest that we change our strategy. We will continue to focus on companies that we believe can generate organic growth and not only pay dividends, but also grow dividends. In a slow-growth environment, dividends can become a larger component of total return, which may improve the attractiveness of these companies. We remain poised to take advantage of any opportunities as they become attractively priced.

TOP 10 HOLDINGS(5),(6) AS OF OCTOBER 31, 2004
                                  % of Net Assets     Total Return
--------------------------------------------------------------------
Bank of America Corp.                   4.16%            23.12%
Carnival Corp.                          3.88%            46.63%
Tyco International Ltd.                 2.89%            49.44%
J.P. Morgan Chase & Co.                 2.84%            11.33%
The Allstate Corporation                2.74%            24.74%
Freddie Mac                             2.68%            20.93%
Avon Products Inc.                      2.62%            17.99%
Microsoft Corp.                         2.47%             7.32%
Honeywell International Inc.            2.46%            12.54%
First Data Corp.                        2.32%            15.85%


FUND CHARACTERISTICS
AS OF OCTOBER 31, 2004
----------------------------------------------------
Weighted Average Market
Capitalization:                   $87.6 billion
Weighted Average P/E
(based on estimated earnings):    14.9
Beta:(7)                          0.93
Fund Standard Deviation:(8)       14.51
S&P 500 Standard Deviation:(8)    16.23
Turnover:                         6%
Number of Securities:             54
Total Net Assets:                 $2,074.8 million

PORTFOLIO COMPOSITION(5)
As of                                                As of        As of
10/31/04                                            10/31/04    10/31/03     Change
-------------------------------------------------------------------------------------
[PIE CHART]       Financials                           24%         25%         -1%
                  Health Care                          13%         16%         -3%
                  Information Technology               13%         11%         +2%
                  Consumer Discretionary               12%         10%         +2%
                  Consumer Staples                     10%         10%          0%
                  Industrials                          10%          9%         +1%
                  Energy                                8%          7%         +1%
                  Utilities                             3%          5%         -2%
                  Telecommunication Services            1%          1%          0%
                  Materials                             0%          1%         -1%
                  Cash Equivalents                      6%          5%         +1%

(5) May not reflect the current portfolio composition.

(6) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/04. The Fund may not have held these securities throughout the entire period.

(7) Source: Lipper, Inc. Beta is a quantitative measure of the Fund's volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class A shares for the three-year period ended 10/31/04.

(8) Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation, the greater the variability (and thus risk) of the investment returns. Results are calculated for the three-year period ended 10/31/04, and Fund results are for Class A shares.


                                                                          11



West Coast Equity Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

  2003     +41.36%
  2002     -22.45%
  2001      +6.34%
  2000      +6.65%
  1999     +42.27%
  1998     +22.98%
  1997     +32.88%
  1996     +22.56%
  1995     +26.52%
  1994      -1.42%


INVESTMENT STRATEGY

For the fiscal year ended October 31, 2004, the Fund benefited from positions in energy and materials stocks. These were the big winners this period as increased world demand and a weaker U.S. dollar helped exporters in the Fund's geographic area.

In October 2003, the Fund began to increase its market weighting in oil stocks while reducing exposure to health care, technology, and materials. Our exposure to the sector paid off as prices for oil increased due to supply pressures stemming in part from a disruption of oil production in Iraq. Two energy stocks we own, ChevronTexaco and Nabors Industries, were up over 30% for the fiscal year.

China's demand for goods and services continues to heat up, and while there remains a question of how strong a future player it may be, we believe it will continue to impact the U.S. market in the coming year. Our position in Oregon Steel Mills saw a dramatic turnaround in return versus last year primarily due to anticipation of strong Chinese



Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility. There may be additional investment risks due to the Fund's concentration in the West Coast region of the United States.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                           1 Year            5 Year           10 Year        Since Inception   Inception Date
-------------------------------------------------------------------------------------------------------------------------------
Class A Shares    Net Asset Value(2)        9.06%             8.61%            16.43%            14.72%           11/24/86
                  With Sales Charge         3.06%             7.39%            15.77%            14.36%

Class B Shares    Net Asset Value(2)        8.03%             7.61%            15.62%            14.65%            3/30/94
                  With Sales Charge         3.03%             7.31%            15.62%            14.65%

Class C Shares    Net Asset Value(2)        8.12%                -                 -              5.16%            3/1/02
                  With Sales Charge         7.12%                -                 -              5.16%

Russell 3000(R) Index(3)                    9.51%            -0.99%            10.87%            11.20%

[VALUE OF A $10,000 INVESTMENT(1),(4) OCTOBER 31, 1994 - OCTOBER 31, 2004 GRAPH]

----------------------------------------------------------------
                        CLASS A   CLASS A SHARES
                        SHARES     WITH MAXIMUM  RUSSELL 3000(R)
        DATE           AT NAV(2)   SALES CHARGE    INDEX(3)
----------------------------------------------------------------
       Oct-94            10,000        9,450        10,000
       Nov-94             9,832        9,291         9,635
       Dec-94             9,890        9,346         9,784
       Jan-95             9,841        9,299         9,999
       Feb-95            10,191        9,631        10,407
       Mar-95            10,536        9,957        10,666
       Apr-95            10,838       10,242        10,944
       May-95            10,845       10,248        11,341
       Jun-95            11,478       10,847        11,669
       Jul-95            11,885       11,232        12,138
       Aug-95            12,061       11,398        12,246
       Sep-95            12,505       11,818        12,721
       Oct-95            12,224       11,552        12,612
       Nov-95            12,393       11,711        13,172
       Dec-95            12,512       11,824        13,387
       Jan-96            12,455       11,770        13,775
       Feb-96            12,747       12,046        13,977
       Mar-96            13,042       12,325        14,117
       Apr-96            13,995       13,225        14,385
       May-96            14,372       13,581        14,754
       Jun-96            13,767       13,010        14,706
       Jul-96            12,836       12,130        13,936
       Aug-96            13,639       12,889        14,358
       Sep-96            14,030       13,259        15,139
       Oct-96            14,002       13,232        15,416
       Nov-96            14,969       14,146        16,503
       Dec-96            15,335       14,492        16,305
       Jan-97            16,295       15,399        17,207
       Feb-97            16,256       15,362        17,226
       Mar-97            15,616       14,757        16,447
       Apr-97            16,163       15,274        17,258
       May-97            17,880       16,896        18,437
       Jun-97            18,707       17,678        19,203
       Jul-97            19,987       18,887        20,709
       Aug-97            19,706       18,622        19,868
       Sep-97            21,345       20,171        20,995
       Oct-97            20,229       19,116        20,289
       Nov-97            20,736       19,596        21,066
       Dec-97            20,378       19,257        21,488
       Jan-98            20,414       19,292        21,599
       Feb-98            22,254       21,030        23,144
       Mar-98            22,574       21,333        24,292
       Apr-98            22,678       21,431        24,530
       May-98            21,458       20,278        23,924
       Jun-98            21,033       19,876        24,733
       Jul-98            19,624       18,545        24,282
       Aug-98            15,654       14,793        20,562
       Sep-98            17,252       16,303        21,965
       Oct-98            19,257       18,198        23,632
       Nov-98            22,103       20,887        25,078
       Dec-98            25,063       23,684        26,673
       Jan-99            25,752       24,336        27,580
       Feb-99            24,070       22,746        26,604
       Mar-99            24,742       23,381        27,580
       Apr-99            26,236       24,793        28,824
       May-99            27,493       25,981        28,276
       Jun-99            29,978       28,330        29,704
       Jul-99            29,742       28,106        28,804
       Aug-99            29,837       28,196        28,476
       Sep-99            28,751       27,169        27,747
       Oct-99            30,292       28,626        29,486
       Nov-99            31,491       29,759        30,312
       Dec-99            35,654       33,693        32,246
       Jan-00            35,398       33,451        30,982
       Feb-00            40,736       38,495        31,270
       Mar-00            41,811       39,511        33,719
       Apr-00            38,884       36,746        32,532
       May-00            37,399       35,342        31,618
       Jun-00            40,896       38,646        32,553
       Jul-00            40,765       38,523        31,977
       Aug-00            44,307       41,870        34,350
       Sep-00            41,263       38,994        32,794
       Oct-00            38,994       36,849        32,328
       Nov-00            35,613       33,654        29,348
       Dec-00            38,028       35,936        29,841
       Jan-01            41,207       38,940        30,861
       Feb-01            37,197       35,152        28,040
       Mar-01            35,218       33,281        26,212
       Apr-01            38,864       36,726        28,314
       May-01            41,942       39,635        28,541
       Jun-01            45,712       43,198        28,016
       Jul-01            42,435       40,101        27,554
       Aug-01            41,514       39,230        25,928
       Sep-01            34,224       32,342        23,641
       Oct-01            36,445       34,441        24,192
       Nov-01            39,372       37,206        26,055
       Dec-01            40,446       38,222        26,422
       Jan-02            39,989       37,790        26,092
       Feb-02            39,102       36,951        25,559
       Mar-02            41,205       38,939        26,679
       Apr-02            39,846       37,654        25,278
       May-02            38,383       36,272        24,985
       Jun-02            36,621       34,607        23,186
       Jul-02            32,769       30,967        21,343
       Aug-02            31,592       29,855        21,443
       Sep-02            29,122       27,520        19,189
       Oct-02            31,003       29,298        20,717
       Nov-02            33,421       31,583        21,970
       Dec-02            31,369       29,644        20,729
       Jan-03            30,874       29,176        20,221
       Feb-03            30,534       28,855        19,888
       Mar-03            30,128       28,471        20,096
       Apr-03            32,364       30,584        21,738
       May-03            35,551       33,596        23,051
       Jun-03            36,294       34,298        23,362
       Jul-03            37,641       35,571        23,897
       Aug-03            39,354       37,189        24,428
       Sep-03            38,830       36,694        24,162
       Oct-03            41,991       39,681        25,623
       Nov-03            42,881       40,523        25,977
       Dec-03            44,343       41,904        27,164
       Jan-04            45,350       42,856        27,732
       Feb-04            45,690       43,177        28,106
       Mar-04            45,283       42,793        27,772
       Apr-04            43,744       41,338        27,197
       May-04            44,474       42,028        27,591
       Jun-04            46,200       43,659        28,140
       Jul-04            43,821       41,410        27,077
       Aug-04            43,650       41,249        27,188
       Sep-04            45,007       42,532        27,606
       Oct-04            45,792       43,273        28,059

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees, which may include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) Net asset value is not adjusted for sales charge.

(3) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 11/30/86. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 3/94) and C shares (offered as of 3/02) will differ.


12



                                                   PORTFOLIO MANAGER
                                                   -------------------------
                                                   Philip M. Foreman, CFA
                                                   WM Advisors, Inc.


interest in the company's oil and gas piping. Steel prices also doubled this period, which helped to boost returns. Technology stocks, in which we had a 2% overweighted position, had a volatile year and ended the period lower as customers over-ordered semiconductor components in the fourth quarter of 2003 while 2004 saw decreasing demand. Our underweighting in utilities, due to the unfavorable West Coast regulatory environment, was a slight detriment to performance.

The Fund is well-diversified with exposure to all current benchmark sectors except utilities and consumer non-durables. We are overweighted in industrials, due to a desire to be exposed to projected capital spending trends on the West Coast. The Fund's strategy of being invested nearly equally in small-, mid-, and large-sized companies has the potential to benefit in any market advance.

Looking ahead, we anticipate slow U.S. economic growth in a low inflation environment. Job growth will be slow, but we anticipate it to gradually increase. Positive Social Security reform could have significant implications for the health care and financial services industries. While a post-presidential election rally occurred after the fiscal year ended, we believe the market should eventually reflect more of a low-growth, low-inflation environment.

TOP 10 HOLDINGS(5),(6) AS OF OCTOBER 31, 2004
                                     % of Net Assets    Total Return
----------------------------------------------------------------------
Wells Fargo & Co.                         3.75%             9.50%
Microsoft Corp.                           3.15%             7.32%
PACCAR Inc.                               2.78%            35.10%
ChevronTexaco Corp.                       2.77%            47.85%
The Boeing Company                        2.30%            31.84%
U.S. Bancorp                              2.08%            10.24%
Expeditors Intl. of Wash. Inc.            2.03%            52.78%
Bank of America Corp.                     1.98%            23.12%
Costco Wholesale Corp.                    1.87%            35.94%
Starbucks Corp.                           1.77%            67.34%


FUND CHARACTERISTICS
AS OF OCTOBER 31, 2004
------------------------------------------------------
Weighted Average Market
Capitalization:                    $40.1 billion
Weighted Average P/E
(based on estimated earnings):     16.8
Beta:(7)                           0.98
Fund Standard Deviation:(8)        16.46
S&P 500 Standard Deviation:(8)     16.23
Turnover:                          12%
Number of Securities:              114
Total Net Assets:                  $1,287.5 million

PORTFOLIO COMPOSITION(5)
As of                                                    As of       As of
10/31/04                                               10/31/04    10/31/03     Change
----------------------------------------------------------------------------------------
[PIE CHART]       Financials                              19%         19%          0%
                  Information Technology                  17%         21%         -4%
                  Consumer Discretionary                  16%         17%         -1%
                  Industrials                             15%         13%         +2%
                  Health Care                             12%         11%         +1%
                  Energy                                   7%          4%         +3%
                  Consumer Staples                         3%          3%          0%
                  Materials                                3%          5%         -2%
                  REITs                                    2%          2%          0%
                  Telecommunication Services               1%          1%          0%
                  Cash Equivalents                         5%          4%         +1%

(5) May not reflect the current portfolio composition.

(6) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/04. The Fund may not have held these securities throughout the entire period.

(7) Source: Lipper, Inc. Beta is a quantitative measure of the Fund's volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class A shares for the three-year period ended 10/31/04.

(8) Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation, the greater the variability (and thus risk) of the investment returns. Results are calculated for the three-year period ended 10/31/04, and Fund results are for Class A shares.

                                                                          13




Mid Cap Stock Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

  2003     +26.78%
  2002     -10.48%
  2001     +10.69%

INVESTMENT STRATEGY

During the fiscal year, the Fund benefited from the continued economic recovery that began in 2003. Although this recovery has moderated, it still provided strong tailwinds that allowed the majority of companies in the portfolio to record double-digit earnings growth. Stocks of all risk profiles performed moderately well in 2004, but the value category continued to outpace the growth category.

Consumer discretionary stocks provided mixed results. Our position in Tiffany & Co. (-38%) hampered Fund results as strong comparable store sales in Tiffany's U.S. operation could not offset weak results achieved in Japan, which resulted in an earnings shortfall.(6) Also, sluggish traditional toy demand continued to moderate Mattel's (-8%) performance. Better results within the consumer discretionary sector came from YUM! Brands (+28%), a fast food restaurant chain, and Neiman Marcus Group (+29%), a high-end fashion retailer.

The Fund benefited from its underweighted position in the information technology sector, which fell dramatically in 2004 as earnings growth expectations declined. The Fund benefited from an overweighted position in energy stocks as strong oil and gas prices caused a dramatic increase in share prices.



Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                            1 Year       Since Inception   Inception Date
-------------------------------------------------------------------------------------------
Class A Shares    Net Asset Value(2)        11.57%            13.14%           3/1/00
                  With Sales Charge          5.46%            11.78%

Class B Shares    Net Asset Value(2)        10.54%            12.08%           3/1/00
                  With Sales Charge          5.54%            11.80%

Class C Shares    Net Asset Value(2)        10.60%             7.26%           3/1/02
                  With Sales Charge          9.60%             7.26%

S&P MidCap 400(3)                           11.04%             7.05%

[VALUE OF A $10,000 INVESTMENT(1),(4) MARCH 1, 2000 - OCTOBER 31, 2004 GRAPH]

------------------------------------------------------------
                        CLASS A   CLASS A SHARES
                        SHARES     WITH MAXIMUM  S&P MIDCAP
        DATE           AT NAV(2)   SALES CHARGE    400(3)
------------------------------------------------------------
       Feb-00           10,000       9,450        10,000
       Mar-00           11,210      10,593        10,837
       Apr-00           11,271      10,651        10,459
       May-00           11,681      11,038        10,328
       Jun-00           11,420      10,792        10,480
       Jul-00           11,650      11,009        10,645
       Aug-00           12,450      11,765        11,833
       Sep-00           12,351      11,671        11,752
       Oct-00           12,580      11,888        11,353
       Nov-00           12,221      11,548        10,496
       Dec-00           13,460      12,719        11,299
       Jan-01           13,892      13,128        11,551
       Feb-01           13,842      13,080        10,892
       Mar-01           13,339      12,606        10,082
       Apr-01           14,072      13,298        11,194
       May-01           14,553      13,752        11,455
       Jun-01           15,014      14,188        11,409
       Jul-01           14,924      14,103        11,239
       Aug-01           14,482      13,686        10,872
       Sep-01           13,088      12,368         9,519
       Oct-01           13,550      12,804         9,940
       Nov-01           14,101      13,326        10,680
       Dec-01           14,898      14,078        11,232
       Jan-02           14,399      13,607        11,174
       Feb-02           14,389      13,597        11,187
       Mar-02           15,252      14,413        11,987
       Apr-02           15,138      14,305        11,930
       May-02           15,272      14,432        11,729
       Jun-02           14,481      13,685        10,870
       Jul-02           13,430      12,691         9,817
       Aug-02           13,566      12,819         9,866
       Sep-02           12,514      11,826         9,071
       Oct-02           12,888      12,180         9,464
       Nov-02           13,555      12,809        10,012
       Dec-02           13,336      12,603         9,600
       Jan-03           13,098      12,377         9,320
       Feb-03           12,931      12,220         9,098
       Mar-03           12,994      12,279         9,174
       Apr-03           13,420      12,682         9,840
       May-03           14,429      13,635        10,656
       Jun-03           14,502      13,705        10,792
       Jul-03           14,742      13,931        11,175
       Aug-03           15,116      14,285        11,682
       Sep-03           14,929      14,108        11,503
       Oct-03           15,959      15,081        12,373
       Nov-03           16,396      15,494        12,803
       Dec-03           16,909      15,979        13,020
       Jan-04           17,117      16,176        13,302
       Feb-04           17,598      16,630        13,622
       Mar-04           17,410      16,452        13,680
       Apr-04           17,243      16,294        13,231
       May-04           17,660      16,689        13,505
       Jun-04           18,223      17,221        13,813
       Jul-04           17,482      16,520        13,168
       Aug-04           17,282      16,332        13,134
       Sep-04           17,595      16,628        13,523
       Oct-04           17,804      16,825        13,739

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees, which may include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) Net asset value is not adjusted for sales charge.

(3) The S&P MidCap 400 is a weighted index of the common stocks of 400 mid-size companies. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 2/29/00. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 3/00) and C shares (offered as of 3/02) will differ.


14



                                                        PORTFOLIO MANAGER
                                                        --------------------
                                                        Daniel R. Coleman
                                                        WM Advisors, Inc.


Our investment style favors quality firms that we believe are priced attractively and have the potential for strong long-term investment performance over many years. In 2004, our focus on these good companies began to be recognized by the market again and helped the Fund to slightly outperform its benchmark, the S&P MidCap 400.(3)

We did not make any dramatic shifts in the sector allocations of the Fund during 2004. However, the market's shift from rewarding the information technology sector toward rewarding the energy and materials sectors altered the Fund's weightings during the year.

There were several strong performers during the period. Mandalay Resort Group (+78%), benefited from increased convention business and its mid-year agreement to merge with MGM Mirage. Devon Energy (+53%), an exploration and production company, benefited from higher oil prices and continued growth of oil and gas reserves.

In addition, Charter One Financial and GreenPoint Financial Corp. were acquired at 30% premiums to their stock price.

On the negative side, the sale of J.C. Penney early in 2004 detracted from performance. We thought the turnaround story at J.C. Penney had played out and sold our investment too soon. Also, our investment in Synopsys and Electronics for Imaging fell due to weaker-than-expected earnings.

We are optimistic about the Fund's outlook and believe many of our holdings are poised to show strong earnings growth that hopefully will be rewarded by the market. We continue to sell investments that appreciate through our capitalization ceiling and reinvest in smaller companies that we believe can grow as quickly for a longer period of time.

TOP 10 HOLDINGS(5),(6) AS OF OCTOBER 31, 2004
                                       % of Net Assets    Total Return
------------------------------------------------------------------------
North Fork Bancorporation Inc.              2.73%            16.63%
Microchip Technology Inc.                   2.68%            -7.28%
The Neiman Marcus Group Inc.                2.65%            29.15%
HCC Insurance Holdings Inc.                 2.36%             2.92%
Tiffany & Co.                               2.33%           -37.82%
Nabors Industries Ltd.                      2.24%            29.95%
Cabot Corp.                                 2.23%            24.32%
YUM! Brands Inc.                            2.23%            28.06%
Fidelity National Financial Inc.            2.19%            36.92%
Jones Apparel Group Inc.                    2.16%             3.29%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2004
----------------------------------------------------
Weighted Average Market
Capitalization:                     $5.9 billion
Weighted Average P/E
(based on estimated earnings):      15.4
Beta:(7)                            0.69
Fund Standard Deviation:(8)         12.24
S&P 500 Standard Deviation:(8)      16.23
Turnover:                           23%
Number of Securities:               61
Total Net Assets:                   $697.3 million

PORTFOLIO COMPOSITION(5)
As of                                                  As of      As of
10/31/04                                             10/31/04   10/31/03     Change
-------------------------------------------------------------------------------------
[PIE CHART]       Financials                            18%        19%         -1%
                  Consumer Discretionary                15%        16%         -1%
                  Industrials                           13%         9%         +4%
                  Information Technology                13%        14%         -1%
                  Health Care                            9%        12%         -3%
                  Energy                                 7%         8%         -1%
                  Utilities                              5%         5%          0%
                  Consumer Staples                       4%         5%         -1%
                  Materials                              4%         3%         +1%
                  REITs                                  2%         0%         +2%
                  Telecommunication Services             1%         1%          0%
                  Cash Equivalents                       9%         8%         +1%

(5) May not reflect the current portfolio composition.

(6) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/04. The Fund may not have held these securities throughout the entire period.

(7) Source: Lipper, Inc. Beta is a quantitative measure of the Fund's volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class A shares for the three-year period ended 10/31/04.

(8) Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation, the greater the variability (and thus risk) of the investment returns. Results are calculated for the three-year period ended 10/31/04, and Fund results are for Class A shares.


                                                                          15



Growth Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

  2003     +27.68%
  2002     -31.82%
  2001     -29.45%
  2000     -22.00%
  1999     +94.42%
  1998     +57.10%
  1997      +9.78%
  1996     +16.92%
  1995     +36.25%
  1994      +0.65%

INVESTMENT STRATEGY

The following three firms share management responsibilities for the WM Growth Fund: Columbia Management Advisors, Inc., Janus Capital Management, and OppenheimerFunds, Inc.

Columbia cited strong stock selection in consumer staples, health care, and industrials as primary drivers of Fund performance during the period. Its overweighting in the consumer discretionary and materials sectors contributed positively to total return. Columbia's best performers included QUALCOMM, eBay, Symantec, Yahoo, and XM Satellite Radio.

Janus attributed the Fund's outperformance as partly due to several well-chosen investments in the health care and consumer discretionary industries. Moderating these gains was the Fund's lack of exposure to telecommunications and utilities, which did well during the period.

Janus maintained a stock-by-stock focus during the period while also moderating risk by eliminating redundant positions and making tactical reductions in select sectors. In the process, it streamlined holdings to reflect its strongest convictions. Weak performers included wireless handset and semiconductor



Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                            1 Year             5 Year         10 Year      Since Inception   Inception Date
-----------------------------------------------------------------------------------------------------------------------------
Class A Shares    Net Asset Value(2)         5.32%             -8.58%           9.48%           10.02%            4/5/93
                  With Sales Charge         -0.48%             -9.61%           8.87%            9.48%

Class B Shares    Net Asset Value(2)         4.40%             -9.35%           8.81%            9.88%            7/1/94
                  With Sales Charge         -0.60%             -9.95%           8.81%            9.88%

Class C Shares    Net Asset Value(2)         4.62%                 -               -            -0.98%            3/1/02
                  With Sales Charge          3.62%                 -               -            -0.98%

Russell 1000(R) Growth Index(3)              3.38%             -7.85%           8.63%            8.15%

[VALUE OF A $10,000 INVESTMENT(1),(4) OCTOBER 31, 1994 - OCTOBER 31, 2004 GRAPH]

-----------------------------------------------------------------
                        CLASS A   CLASS A SHARES
                        SHARES     WITH MAXIMUM  RUSSELL 1000(R)
        DATE           AT NAV(2)   SALES CHARGE  GROWTH INDEX(3)
-----------------------------------------------------------------
       Oct-94            10,000         9,450        10,000
       Nov-94             9,631         9,101         9,680
       Dec-94             9,636         9,106         9,843
       Jan-95             9,743         9,207        10,052
       Feb-95            10,046         9,494        10,473
       Mar-95            10,252         9,688        10,780
       Apr-95            10,605        10,021        11,016
       May-95            11,007        10,401        11,401
       Jun-95            11,639        10,999        11,841
       Jul-95            12,394        11,712        12,334
       Aug-95            12,484        11,798        12,347
       Sep-95            12,854        12,147        12,916
       Oct-95            12,509        11,821        12,925
       Nov-95            13,067        12,348        13,428
       Dec-95            13,130        12,407        13,505
       Jan-96            13,437        12,698        13,957
       Feb-96            14,088        13,313        14,213
       Mar-96            14,190        13,410        14,231
       Apr-96            14,953        14,131        14,605
       May-96            15,251        14,412        15,115
       Jun-96            14,600        13,797        15,136
       Jul-96            13,576        12,830        14,249
       Aug-96            14,479        13,683        14,617
       Sep-96            15,428        14,579        15,681
       Oct-96            14,916        14,095        15,775
       Nov-96            15,456        14,606        16,960
       Dec-96            15,351        14,506        16,627
       Jan-97            16,100        15,214        17,793
       Feb-97            15,383        14,537        17,672
       Mar-97            14,373        13,582        16,716
       Apr-97            14,590        13,787        17,826
       May-97            15,589        14,732        19,113
       Jun-97            16,186        15,296        19,877
       Jul-97            17,565        16,599        21,634
       Aug-97            16,620        15,706        20,369
       Sep-97            17,597        16,630        21,371
       Oct-97            17,108        16,167        20,580
       Nov-97            17,033        16,096        21,455
       Dec-97            16,851        15,924        21,695
       Jan-98            17,373        16,418        22,344
       Feb-98            18,999        17,954        24,024
       Mar-98            19,913        18,818        24,983
       Apr-98            20,662        19,525        25,327
       May-98            20,032        18,930        24,608
       Jun-98            21,921        20,715        26,114
       Jul-98            21,826        20,626        25,942
       Aug-98            18,098        17,103        22,048
       Sep-98            20,283        19,167        23,741
       Oct-98            20,948        19,796        25,650
       Nov-98            22,362        21,132        27,602
       Dec-98            26,474        25,018        30,092
       Jan-99            29,982        28,333        31,858
       Feb-99            28,990        27,395        30,402
       Mar-99            32,512        30,724        32,004
       Apr-99            34,167        32,288        32,046
       May-99            32,250        30,477        31,062
       Jun-99            34,834        32,918        33,237
       Jul-99            33,465        31,624        32,180
       Aug-99            34,392        32,500        32,704
       Sep-99            36,073        34,089        32,017
       Oct-99            38,746        36,615        34,435
       Nov-99            42,985        40,621        36,291
       Dec-99            51,475        48,644        40,065
       Jan-00            51,562        48,726        38,186
       Feb-00            57,889        54,705        40,053
       Mar-00            58,902        55,662        42,921
       Apr-00            53,560        50,614        40,878
       May-00            48,787        46,104        38,818
       Jun-00            50,168        47,409        41,760
       Jul-00            49,375        46,660        40,019
       Aug-00            53,044        50,127        43,640
       Sep-00            50,402        47,630        39,512
       Oct-00            48,124        45,477        37,643
       Nov-00            40,270        38,056        32,094
       Dec-00            40,146        37,938        31,080
       Jan-01            42,028        39,717        33,228
       Feb-01            34,026        32,155        27,586
       Mar-01            30,464        28,788        24,585
       Apr-01            35,947        33,970        27,694
       May-01            34,919        32,998        27,287
       Jun-01            33,582        31,735        26,654
       Jul-01            31,661        29,919        25,988
       Aug-01            28,507        26,939        23,862
       Sep-01            25,765        24,348        21,481
       Oct-01            26,090        24,655        22,608
       Nov-01            27,785        26,257        24,781
       Dec-01            28,316        26,759        24,734
       Jan-02            27,424        25,916        24,296
       Feb-02            24,959        23,586        23,288
       Mar-02            25,730        24,315        24,094
       Apr-02            24,052        22,729        22,128
       May-02            23,658        22,357        21,592
       Jun-02            21,396        20,219        19,595
       Jul-02            19,648        18,567        18,517
       Aug-02            19,888        18,794        18,573
       Sep-02            18,209        17,208        16,647
       Oct-02            19,648        18,567        18,173
       Nov-02            20,813        19,668        19,160
       Dec-02            19,306        18,244        17,836
       Jan-03            18,912        17,872        17,403
       Feb-03            18,604        17,581        17,323
       Mar-03            18,792        17,758        17,645
       Apr-03            20,299        19,183        18,949
       May-03            21,413        20,236        19,894
       Jun-03            21,533        20,349        20,169
       Jul-03            22,082        20,868        20,671
       Aug-03            22,751        21,500        21,186
       Sep-03            22,290        21,064        20,959
       Oct-03            23,489        22,197        22,137
       Nov-03            23,764        22,457        22,369
       Dec-03            24,655        23,299        23,143
       Jan-04            25,118        23,737        23,615
       Feb-04            25,186        23,801        23,767
       Mar-04            24,929        23,558        23,325
       Apr-04            24,381        23,040        23,054
       May-04            24,810        23,445        23,483
       Jun-04            25,274        23,884        23,776
       Jul-04            24,144        22,816        22,433
       Aug-04            23,922        22,606        22,323
       Sep-04            24,350        23,011        22,535
       Oct-04            24,744        23,383        22,887

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees, which may include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) Net asset value is not adjusted for sales charge.

(3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index securities with higher price-to-book ratios and higher forecasted growth values. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 3/31/93. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 7/94) and C shares (offered as of 3/02) will differ.


16



                                      PORTFOLIO MANAGERS
                                      --------------------------------------
                                      Alexander S. Macmillan III, CFA and
                                      Paul J. Berlinguet
                                      Columbia Management Advisors, Inc.

                                      E. Marc Pinto, CFA
                                      Janus Capital Management

                                      Jane Putnam, CFA
                                      OppenheimerFunds, Inc.


manufacturers, such as Nokia. Strong performers included biotech and Internet stocks, such as OSI Pharmaceuticals and Yahoo.

Oppenheimer reported strong returns from health care stocks in biotechnology, health insurance, medical products (Johnson & Johnson), and certain European pharmaceutical firms. Other sectors that contributed positively to performance included industrials (General Electric) and consumer staples (PepsiCo). On the negative side, Viacom and Intel detracted from performance. As prices declined for technology stocks, Oppenheimer trimmed holdings in relatively small-cap cyclical technology names and increased exposure to stable, bellwether companies, such as Cisco Systems.

Looking forward, Oppenheimer is generally optimistic about economic fundamentals. Although the shift from recovery to sustainable growth makes earnings and revenue comparisons less robust, the environment still appears favorable. Over time, such conditions tend to favor growth-oriented stocks, and valuations of many growth stocks stand at attractive levels. Oppenheimer believes continued economic growth may set the stage for broad-based, earnings-driven gains among growth-oriented stocks.

Columbia expects economic and corporate earnings growth to slow modestly in 2005. Inflation should be contained, but there are concerns about higher energy prices. The firm remains focused on holding well-positioned growth issues.

Janus is fairly upbeat about the economy and notes the recent deceleration doesn't mean the economy has stopped growing. Consumer spending remains strong, aided by continued low interest rates, and the employment landscape looks better. Janus continues to refine its holdings, seeking an optimal blend of well-established growth companies.

TOP 10 HOLDINGS(5),(6) AS OF OCTOBER 31, 2004
                           % of Net Assets    Total Return
------------------------------------------------------------
Microsoft Corp.                 4.15%             7.32%
General Electric Co.            3.91%            20.54%
Pfizer Inc.                     2.72%            -6.62%
Cisco Systems Inc.              2.13%            -8.22%
Medtronic Inc.                  2.06%            12.87%
Yahoo! Inc.                     2.02%            65.59%
Exxon Mobil Corp.               1.94%            38.02%
Comcast Corp.                   1.76%           -10.62%
Time Warner Inc.                1.70%             8.83%
American Express Co.            1.67%            14.01%


FUND CHARACTERISTICS
AS OF OCTOBER 31, 2004
------------------------------------------------------------
Weighted Average Market
Capitalization:                     $91.0 billion
Weighted Average P/E
(based on estimated earnings):      18.9
Beta:(7)                            1.01
Fund Standard Deviation:(8)         16.14
S&P 500 Standard Deviation:(8)      16.23
Turnover:                           56%
Number of Securities:               186
Total Net Assets:                   $1,519.4 million

PORTFOLIO COMPOSITION(5)
As of                                                As of       As of
10/31/04                                           10/31/04    10/31/03      Change
-------------------------------------------------------------------------------------
[PIE CHART]       Information Technology              24%         27%          -3%
                  Consumer Discretionary              18%         19%          -1%
                  Health Care                         18%         16%          +2%
                  Industrials                         12%          7%          +5%
                  Financials                           9%         11%          -2%
                  Consumer Staples                     7%          6%          +1%
                  Energy                               5%          5%           0%
                  Materials                            2%          1%          +1%
                  Telecommunication Services           1%          1%           0%
                  Cash Equivalents                     4%          7%          -3%

(5) May not reflect the current portfolio composition.

(6) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/04. The Fund may not have held these securities throughout the entire period.

(7) Source: Lipper, Inc. Beta is a quantitative measure of the Fund's volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class A shares for the three-year period ended 10/31/04.

(8) Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation, the greater the variability (and thus risk) of the investment returns. Results are calculated for the three-year period ended 10/31/04, and Fund results are for Class A shares.

                                                                          17



Small Cap Value Fund

INVESTMENT STRATEGY

Small-cap stocks, and small-cap value stocks in particular, performed well from the Fund's commencement date on March 1, 2004 through the fiscal year end. During this period, the Fund benefited from a significant overweighting in energy stocks. High oil prices provided a meaningful boost to earnings and cash flow for the exploration and production companies held by the Fund.

We also had positive relative performance from overweightings in the raw materials and industrial sectors. Strong global demand for raw materials helped raw materials stocks, as well as transportation companies that benefited from charging higher rates for moving raw materials around the globe.

The Fund was significantly underweighted in financial stocks, which was a slight disadvantage as that sector performed well. Concern over the flattening yield curve has led us to remain underweighted in this sector.

We were also underweighted in technology, which was a weak-performing sector for the period. We are gradually increasing our exposure to the sector as we see valuations improve.



Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility. International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                                Since Inception    Inception Date
-----------------------------------------------------------------------------------
Class A Shares    Net Asset Value(2)                 8.10%             3/1/04
                  With Sales Charge                  2.17%

Class B Shares    Net Asset Value(2)                 7.40%             3/1/04
                  With Sales Charge                  2.40%

Class C Shares    Net Asset Value(2)                 7.60%             3/1/04
                  With Sales Charge                  5.60%

Russell 2000(R) Value Index(3)                       3.99%

[VALUE OF A $10,000 INVESTMENT(1),(4) MARCH 1, 2004 - OCTOBER 31, 2004 GRAPH]

------------------------------------------------------------------
                        CLASS A     CLASS A SHARES
                        SHARES       WITH MAXIMUM  RUSSELL 2000(R)
        DATE           AT NAV(2)     SALES CHARGE  VALUE INDEX(3)
------------------------------------------------------------------
       Feb-04            10,000         9,450         10,000
       Mar-04            10,190         9,630         10,138
       Apr-04             9,690         9,157          9,614
       May-04             9,650         9,119          9,730
       Jun-04            10,050         9,498         10,224
       Jul-04             9,970         9,422          9,754
       Aug-04            10,070         9,516          9,850
       Sep-04            10,580         9,998         10,240
       Oct-04            10,810        10,216         10,399

(1) Periods less than one year are not annualized. Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees, which may include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) Net asset value is not adjusted for sales charge.

(3) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index securities with lower price-to-book ratios and lower forecasted growth values. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 2/29/04. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 3/04) and C shares (offered as of 3/04) will differ.


18



                                                    PORTFOLIO MANAGER
                                                    ------------------------
                                                    David W. Simpson, CFA
                                                    WM Advisors, Inc.


The Fund has gradually trimmed its energy exposure as those stocks outperformed, although we remain significantly overweighted in the sector as we think fundamentals favor strong energy prices. We see improved valuations in technology and health care, both areas where the Fund has small exposure, and we are modestly adding to those positions. We are not very enamored with consumer stocks since we think high energy prices erode consumer purchasing power.

For the period, the Fund held about 22% in non-U.S. stocks. Stocks that contributed positively to performance included Bonavista, Vermilion, and Peyto (Canadian income trusts); Tesma (auto parts); Stelmar (shipping); and Asia Satellite (telecommunications).

Stocks that detracted from performance included Independence Air
(transportation) and Atari (electronics).

Small-cap stocks have outperformed the larger stock indices for six consecutive years. While we believe small-cap stocks offer decent returns for the long-term investor, we caution that outperformance is unlikely to continue uninterrupted. Valuations appear quite rich, although earnings have been steadily growing. Issues that face the investor include the "twin deficits" (federal and trade), but we do not see any immediate catalyst that could lead to a major correction or bear market. However, as observers of stock market history, we are aware that such catalysts are often apparent only in hindsight.

TOP 10 HOLDINGS(5),(6) AS OF OCTOBER 31, 2004
                                        % of Net Assets     Total Return
--------------------------------------------------------------------------
Hutchinson Technology Inc.                   2.47%              18.05%
Geac Computer Corp. Ltd.                     2.10%              17.89%
Cimarex Energy Co.                           2.10%              29.06%
Jarden Corp.                                 2.05%              -1.07%
Entertainment Properties Trust               1.91%               9.90%
A/S Dampskibsselskabet TORM                  1.87%               6.60%
Comstock Resources Inc.                      1.87%              13.99%
Randgold Resources Ltd.                      1.76%               9.51%
Oriental Financial Group Inc.                1.75%               0.10%
OmniVision Technologies Inc.                 1.68%             -43.72%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2004
-----------------------------------------------------
Weighted Average Market
Capitalization:                     $940 million
Weighted Average P/E
(based on estimated earnings):      12.5
Turnover:                           36%
Number of Securities:               76
Total Net Assets:                   $272.3 million

PORTFOLIO COMPOSITION(5)
As of                                                 As of
10/31/04                                             10/31/04
---------------------------------------------------------------
[PIE CHART]       Industrials                           15%
                  Energy                                14%
                  Financials                            11%
                  Materials                             10%
                  Information Technology                 9%
                  Consumer Discretionary                 8%
                  Consumer Staples                       7%
                  REITs                                  7%
                  Health Care                            3%
                  Options                                3%
                  Telecommunication Services             3%
                  Utilities                              2%
                  Cash Equivalents                       8%

(5) May not reflect the current portfolio composition.

(6) Performance information provided for individual securities held by the Fund represents performance from 3/1/04 to 10/31/04. The Fund may not have held these securities throughout the entire period.


                                                                          19



Small Cap Growth Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

  2003     +69.47%
  2002     -47.41%
  2001     -13.15%
  2000     -11.53%
  1999     +71.61%
  1998      +4.94%
  1997     +12.63%
  1996      +8.50%
  1995     +32.26%
  1994      -0.34%


INVESTMENT STRATEGY

The stock market turned increasingly defensive as 2004 progressed with value stocks significantly outperforming their growth counterparts.

During the year, growth performance hit a 10-year relative low compared to value. This dramatic shift in sentiment negatively affected the Fund. With its high beta(8) and small-cap growth holdings, the Fund posted a total return of -3.13% for the one-year period ended October 31, 2004.

The Fund was fairly close to benchmark sector weightings during the period. As the year progressed, the Fund became overweighted in technology stocks as we found opportunities to purchase select names during the summer downturn. At the close of the period, the Fund's top holdings were primarily industrial and consumer companies.

The Fund was also overweighted in health care stocks because of favorable demographic trends that we believe will cause increased demand for health care products and services. These included biotechnology stocks, which should do well as investors increase their risk tolerance.



Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                            1 Year            5 Year          10 Year      Since Inception   Inception Date
-----------------------------------------------------------------------------------------------------------------------------
Class A Shares    Net Asset Value(2)        -3.13%            -1.55%           5.72%            7.93%            7/18/90
                  With Sales Charge         -8.45%            -2.65%           5.12%            7.50%

Class B Shares    Net Asset Value(2)        -4.18%            -2.51%           5.02%            6.37%             7/1/94
                  With Sales Charge         -9.18%            -2.96%           5.02%            6.37%

Class C Shares    Net Asset Value(2)        -3.90%                -               -             0.26%             3/1/02
                  With Sales Charge         -4.90%                -               -             0.26%

Russell 2000(R) Growth Index(3)              5.53%            -0.71%           5.69%            7.13%

[VALUE OF A $10,000 INVESTMENT(1),(4) OCTOBER 31, 1994 - OCTOBER 31, 2004 GRAPH]

------------------------------------------------------------------
                        CLASS A     CLASS A SHARES
                        SHARES       WITH MAXIMUM  RUSSELL 2000(R)
        DATE           AT NAV(2)     SALES CHARGE  GROWTH INDEX(3)
------------------------------------------------------------------
       Oct-94            10,000         9,450         10,000
       Nov-94             9,304         8,792          9,595
       Dec-94             9,490         8,968          9,821
       Jan-95             9,545         9,020          9,621
       Feb-95             9,762         9,225         10,066
       Mar-95             9,748         9,212         10,359
       Apr-95             9,660         9,129         10,515
       May-95             9,673         9,141         10,653
       Jun-95            10,487         9,910         11,387
       Jul-95            11,253        10,634         12,274
       Aug-95            11,605        10,967         12,425
       Sep-95            12,127        11,460         12,681
       Oct-95            11,639        10,999         12,057
       Nov-95            11,816        11,166         12,588
       Dec-95            12,552        11,861         12,868
       Jan-96            12,368        11,688         12,761
       Feb-96            13,025        12,309         13,343
       Mar-96            13,866        13,104         13,607
       Apr-96            14,262        13,478         14,652
       May-96            14,813        13,998         15,404
       Jun-96            14,255        13,471         14,403
       Jul-96            12,516        11,828         12,644
       Aug-96            13,513        12,770         13,580
       Sep-96            13,979        13,210         14,279
       Oct-96            13,519        12,776         13,664
       Nov-96            13,682        12,929         14,043
       Dec-96            13,617        12,868         14,317
       Jan-97            13,195        12,469         14,675
       Feb-97            12,880        12,171         13,789
       Mar-97            11,866        11,213         12,815
       Apr-97            11,912        11,257         12,667
       May-97            13,341        12,607         14,570
       Jun-97            14,040        13,268         15,064
       Jul-97            14,148        13,370         15,836
       Aug-97            14,287        13,501         16,311
       Sep-97            15,224        14,386         17,612
       Oct-97            14,931        14,110         16,554
       Nov-97            15,008        14,182         16,160
       Dec-97            15,336        14,493         16,170
       Jan-98            15,157        14,323         15,955
       Feb-98            16,410        15,508         17,363
       Mar-98            17,159        16,215         18,093
       Apr-98            17,037        16,100         18,203
       May-98            15,791        14,923         16,880
       Jun-98            15,856        14,984         17,052
       Jul-98            14,653        13,847         15,628
       Aug-98            11,309        10,687         12,021
       Sep-98            12,326        11,648         13,240
       Oct-98            13,221        12,494         13,931
       Nov-98            14,612        13,808         15,012
       Dec-98            16,093        15,208         16,371
       Jan-99            15,987        15,108         17,107
       Feb-99            14,487        13,691         15,542
       Mar-99            14,383        13,592         16,095
       Apr-99            15,038        14,210         17,517
       May-99            16,066        15,182         17,545
       Jun-99            17,355        16,400         18,469
       Jul-99            17,873        16,890         17,898
       Aug-99            17,575        16,608         17,229
       Sep-99            17,930        16,944         17,562
       Oct-99            18,853        17,816         18,011
       Nov-99            21,795        20,596         19,915
       Dec-99            27,618        26,099         23,424
       Jan-00            29,670        28,038         23,206
       Feb-00            39,351        37,187         28,606
       Mar-00            34,924        33,004         25,600
       Apr-00            27,803        26,274         23,014
       May-00            25,546        24,141         20,998
       Jun-00            31,416        29,688         23,711
       Jul-00            29,930        28,284         21,679
       Aug-00            33,088        31,268         23,960
       Sep-00            30,950        29,248         22,769
       Oct-00            28,954        27,361         20,920
       Nov-00            24,310        22,973         17,121
       Dec-00            24,436        23,092         18,169
       Jan-01            28,241        26,688         19,639
       Feb-01            22,813        21,558         16,946
       Mar-01            19,122        18,070         15,406
       Apr-01            21,944        20,737         17,291
       May-01            23,379        22,093         17,693
       Jun-01            26,000        24,570         18,176
       Jul-01            21,793        20,595         16,625
       Aug-01            20,281        19,165         15,586
       Sep-01            15,267        14,428         13,072
       Oct-01            17,132        16,189         14,330
       Nov-01            19,612        18,534         15,526
       Dec-01            21,224        20,057         16,493
       Jan-02            19,079        18,029         15,906
       Feb-02            17,012        16,077         14,877
       Mar-02            19,212        18,155         16,170
       Apr-02            16,515        15,606         15,821
       May-02            14,582        13,780         14,895
       Jun-02            13,349        12,615         13,632
       Jul-02            10,961        10,358         11,537
       Aug-02            10,518         9,939         11,531
       Sep-02             9,861         9,318         10,698
       Oct-02            11,014        10,408         11,240
       Nov-02            12,584        11,892         12,354
       Dec-02            11,162        10,548         11,501
       Jan-03            11,282        10,662         11,188
       Feb-03            10,786        10,193         10,890
       Mar-03            10,584        10,002         11,054
       Apr-03            11,724        11,079         12,100
       May-03            13,803        13,044         13,464
       Jun-03            14,004        13,234         13,723
       Jul-03            15,024        14,198         14,761
       Aug-03            15,843        14,971         15,554
       Sep-03            15,936        15,060         15,160
       Oct-03            18,001        17,011         16,470
       Nov-03            18,405        17,392         17,007
       Dec-03            18,914        17,874         17,083
       Jan-04            20,377        19,256         17,980
       Feb-04            20,295        19,179         17,953
       Mar-04            20,148        19,039         18,038
       Apr-04            18,725        17,695         17,132
       May-04            18,590        17,568         17,473
       Jun-04            18,912        17,872         18,055
       Jul-04            16,378        15,477         16,434
       Aug-04            16,257        15,362         16,080
       Sep-04            17,102        16,161         16,969
       Oct-04            17,437        16,478         17,382

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees, which may include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) Net asset value is not adjusted for sales charge.

(3) The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index securities with higher price-to-book ratios and higher forecasted growth values. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 7/31/90. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 7/94) and C shares (offered as of 3/02) will differ.


20


                                                      PORTFOLIO MANAGER
                                                      ----------------------
                                                      Linda C. Olson, CFA
                                                      WM Advisors, Inc.


Companies that contributed positively to performance during the period were:
Pharmacyclics (+108%), a biotech company developing a new class of drugs to treat cancer and atherosclerosis; Building Materials Holding Corp. (+109%), which specializes in providing construction services; and Headwaters (+68%), a company that develops and commercializes technologies that enhance the value of coal, gas, oil, and other natural resources.(6)

Companies that did not perform as expected included: Digimarc (-45%), a supplier of secure personal identification systems and digital watermarking technology; Intraware (-57%), a provider of global electronic software delivery and management services for the enterprise software industry; and BSQUARE (-63%), a provider of software, professional services, and hardware offerings to the smart device marketplace.

The relative valuation contraction that growth stocks exhibited over the last several months of the period could make growth investing increasingly more attractive on a fundamental basis relative to value. While it is too soon to determine if it is a turning point, risk-taking made a comeback in September after a few dormant months.

We continue to diligently search for and invest in companies that we believe have strong management teams, superior products and services, and high barriers to entry. We also seek companies that are perceived market leaders and attractively valued. We believe these qualities represent companies that could be strong long-term holdings for our shareholders.

TOP 10 HOLDINGS(5),(6) AS OF OCTOBER 31, 2004
                                     % of Net Assets   Total Return
---------------------------------------------------------------------
Digimarc Corp.                            2.95%           -44.73%
Euronet Worldwide Inc.                    2.61%            61.18%
Hewitt Associates Inc.                    2.38%             9.07%
SonoSite Inc.                             2.33%            46.25%
West Marine Inc.                          2.33%            10.70%
Gevity HR Inc.                            2.23%            19.14%
SumTotal Systems Inc.(7)                  2.21%           -32.92%
Affiliated Managers Group Inc.            2.06%            15.53%
QUANTUM Fuel Systems Tech.                1.99%           -18.86%
Intrawest Corp.                           1.97%            16.53%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2004
---------------------------------------------------------
Weighted Average Market
Capitalization:                     $760 million
Weighted Average P/E
(based on estimated earnings):      19.6
Beta:(8)                            1.70
Fund Standard Deviation:(9)         31.36
S&P 500 Standard Deviation:(9)      16.23
Turnover:                           53%
Number of Securities:               74
Total Net Assets:                   $343.6 million

PORTFOLIO COMPOSITION(5)
As of                                                               As of       As of
10/31/04                                                          10/31/04     10/31/03     Change
----------------------------------------------------------------------------------------------------
[PIE CHART]       Health Care                                        22%          20%         +2%
                  Consumer Discretionary                             15%          15%          0%
                  Industrials                                        12%           6%         +6%
                  Software                                           11%          14%         -3%
                  Financials                                          8%           9%         -1%
                  Internet Software & Services                        8%          11%         -3%
                  Communications Equipment                            4%           2%         +2%
                  Consumer Staples                                    4%           4%          0%
                  Electronic Equipment & Instruments                  4%           0%         +4%
                  Energy                                              3%           4%         -1%
                  Materials                                           3%           1%         +2%
                  IT Services                                         2%           6%         -4%
                  Semiconductors & Semiconductor Equipment            2%           6%         -4%
                  Computers & Peripherals                             1%           1%          0%
                  Telecommunication Services                          1%           1%          0%

(5) May not reflect the current portfolio composition.

(6) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/04. The Fund may not have held these securities throughout the entire period.

(7) Due to a merger, the total return listed for this company is for the period from 3/19/04 to 10/31/04.

(8) Source: Lipper, Inc. Beta is a quantitative measure of the Fund's volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class A shares for the three-year period ended 10/31/04.

(9) Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation, the greater the variability (and thus risk) of the investment returns. Results are calculated for the three-year period ended 10/31/04, and Fund results are for Class A shares.

                                                                          21



International Growth Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

  2003     +33.33%
  2002     -15.61%
  2001     -18.72%
  2000     -21.15%
  1999     +49.91%
  1998      +4.08%
  1997      -2.49%
  1996      +8.02%
  1995      +4.87%
  1994      -1.31%

INVESTMENT STRATEGY

Concerns about global economic growth and future corporate profits kept a lid on international equities, although some non-U.S. markets broke through desultory summer trading patterns to post positive returns. As the fiscal year ended, emerging market stocks outperformed their developed market counterparts. Returns for U.S. dollar-based investors were slightly enhanced by dollar weakness against several currencies. Rising oil and raw materials prices helped the energy and materials sectors post solid gains. The technology sector fell the hardest.

Countries with euro-based economies continued to rely on exports for their main source of growth as domestic demand in the region remained anemic. A combination of weak income growth and high unemployment left the euro area with a very cautious consumer. As the year ended, Japan's economic recovery slowed in conjunction with the global slowdown. This raised some concerns about the sustainability of Japan's nascent domestic growth.

Holdings in energy, metals, and mining were particularly helpful. Many of our long-held



Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                           1 Year             5 Year          10 Year      Since Inception   Inception Date
-----------------------------------------------------------------------------------------------------------------------------
Class A Shares    Net Asset Value(2)       10.89%             -1.79%           1.91%            2.34%            7/18/90
                  With Sales Charge         4.76%             -2.89%           1.34%            1.94%

Class B Shares    Net Asset Value(2)        9.59%             -2.73%           1.25%            1.57%             7/1/94
                  With Sales Charge         4.59%             -3.18%           1.25%            1.57%

Class C Shares    Net Asset Value(2)        9.87%                 -               -             6.27%             3/1/02
                  With Sales Charge         8.87%                 -               -             6.27%

Morgan Stanley Capital
International EAFE Index(3)                19.27%             -0.58%           4.35%            4.83%

[VALUE OF A $10,000 INVESTMENT(1),(4) OCTOBER 31, 1994 - OCTOBER 31, 2004 GRAPH]

--------------------------------------------------------------------------
                         CLASS A   CLASS A SHARES      MORGAN STANLEY
                         SHARES     WITH MAXIMUM   CAPITAL INTERNATIONAL
        DATE            AT NAV(2)   SALES CHARGE        EAFE INDEX(3)
--------------------------------------------------------------------------
       Oct-94            10,000         9,450              10,000
       Nov-94             9,577         9,051               9,522
       Dec-94             9,460         8,940               9,584
       Jan-95             8,968         8,474               9,218
       Feb-95             8,844         8,358               9,194
       Mar-95             9,005         8,510               9,770
       Apr-95             9,290         8,779              10,141
       May-95             9,375         8,859              10,022
       Jun-95             9,271         8,761               9,849
       Jul-95             9,678         9,146              10,464
       Aug-95             9,555         9,030              10,067
       Sep-95             9,631         9,101              10,267
       Oct-95             9,432         8,913               9,994
       Nov-95             9,527         9,003              10,275
       Dec-95             9,921         9,375              10,691
       Jan-96            10,271         9,706              10,737
       Feb-96            10,191         9,631              10,775
       Mar-96            10,281         9,716              11,007
       Apr-96            10,431         9,857              11,329
       May-96            10,391         9,820              11,123
       Jun-96            10,491         9,914              11,189
       Jul-96             9,991         9,442              10,864
       Aug-96            10,111         9,555              10,890
       Sep-96            10,341         9,772              11,182
       Oct-96            10,271         9,706              11,071
       Nov-96            10,731        10,141              11,513
       Dec-96            10,717        10,128              11,368
       Jan-97            10,768        10,176              10,973
       Feb-97            10,860        10,263              11,155
       Mar-97            10,778        10,186              11,198
       Apr-97            10,942        10,340              11,260
       May-97            11,627        10,988              11,995
       Jun-97            12,118        11,451              12,660
       Jul-97            12,528        11,839              12,867
       Aug-97            11,464        10,833              11,909
       Sep-97            12,077        11,413              12,578
       Oct-97            10,738        10,147              11,615
       Nov-97            10,503         9,925              11,498
       Dec-97            10,450         9,875              11,602
       Jan-98            10,530         9,951              12,136
       Feb-98            11,201        10,585              12,917
       Mar-98            11,805        11,156              13,318
       Apr-98            12,102        11,436              13,425
       May-98            11,999        11,339              13,364
       Jun-98            11,611        10,972              13,468
       Jul-98            11,736        11,091              13,608
       Aug-98            10,075         9,521              11,925
       Sep-98             9,585         9,058              11,562
       Oct-98            10,086         9,532              12,770
       Nov-98            10,644        10,059              13,428
       Dec-98            10,877        10,279              13,961
       Jan-99            10,996        10,391              13,923
       Feb-99            10,664        10,077              13,595
       Mar-99            11,068        10,459              14,166
       Apr-99            11,460        10,829              14,742
       May-99            10,999        10,394              13,986
       Jun-99            11,724        11,079              14,534
       Jul-99            12,199        11,528              14,970
       Aug-99            12,377        11,696              15,029
       Sep-99            12,638        11,943              15,184
       Oct-99            13,232        12,504              15,756
       Nov-99            14,277        13,492              16,307
       Dec-99            16,310        15,413              17,773
       Jan-00            15,457        14,607              16,647
       Feb-00            15,950        15,073              17,098
       Mar-00            16,359        15,459              17,765
       Apr-00            15,590        14,732              16,834
       May-00            14,869        14,052              16,426
       Jun-00            15,698        14,834              17,072
       Jul-00            14,797        13,983              16,360
       Aug-00            15,073        14,244              16,506
       Sep-00            13,860        13,098              15,705
       Oct-00            13,175        12,451              15,338
       Nov-00            12,635        11,940              14,765
       Dec-00            12,861        12,154              15,294
       Jan-01            13,156        12,432              15,286
       Feb-01            12,016        11,356              14,141
       Mar-01            11,339        10,715              13,205
       Apr-01            12,337        11,658              14,131
       May-01            11,812        11,163              13,643
       Jun-01            11,262        10,642              13,091
       Jul-01            10,904        10,304              12,854
       Aug-01            10,558         9,977              12,531
       Sep-01             9,329         8,816              11,264
       Oct-01             9,752         9,215              11,553
       Nov-01            10,302         9,735              11,979
       Dec-01            10,454         9,879              12,051
       Jan-02             9,964         9,416              11,411
       Feb-02            10,042         9,489              11,492
       Mar-02            10,610        10,026              12,120
       Apr-02            10,597        10,014              12,207
       May-02            10,623        10,038              12,373
       Jun-02            10,145         9,587              11,885
       Jul-02             9,150         8,647              10,713
       Aug-02             9,021         8,525              10,692
       Sep-02             8,095         7,650               9,547
       Oct-02             8,742         8,261              10,061
       Nov-02             9,285         8,774              10,518
       Dec-02             8,823         8,338              10,166
       Jan-03             8,472         8,006               9,742
       Feb-03             8,277         7,822               9,519
       Mar-03             8,004         7,564               9,339
       Apr-03             8,772         8,289              10,265
       May-03             9,240         8,732              10,897
       Jun-03             9,435         8,916              11,166
       Jul-03             9,786         9,248              11,438
       Aug-03            10,059         9,506              11,716
       Sep-03            10,241         9,678              12,079
       Oct-03            10,905        10,305              12,833
       Nov-03            11,047        10,440              13,121
       Dec-03            11,763        11,116              14,147
       Jan-04            11,868        11,216              14,348
       Feb-04            12,052        11,389              14,682
       Mar-04            12,118        11,451              14,770
       Apr-04            11,724        11,079              14,448
       May-04            11,737        11,091              14,510
       Jun-04            11,855        11,203              14,834
       Jul-04            11,462        10,831              14,355
       Aug-04            11,553        10,918              14,421
       Sep-04            11,724        11,079              14,800
       Oct-04            12,092        11,427              15,306

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees, which may include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) Net asset value is not adjusted for sales charge.

(3) The Morgan Stanley Capital International (MSCI) EAFE Index is a broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australasia, and the Far East. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 7/31/90. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 7/94) and C shares (offered as of 3/02) will differ.

22



                                           PORTFOLIO MANAGER
                                           ---------------------------------
                                           International Equity Team
                                           Capital Guardian Trust Company


positions in areas such as wireless telecommunications and European banks were top contributors as the market sought stocks of cash-generating companies.

Significant positions in Japanese technology, financial, and retail stocks hurt returns as did holdings in the European insurance and reinsurance areas. The overall overweighting in the weak information technology sector and underweighting in the strong utilities sector negatively impacted relative returns. Positions in global pharmaceutical companies detracted from Fund performance despite a rebound in several key holdings. During the period, the Fund was underweighted in Europe and the Pacific Basin and overweighted in Canada and emerging markets.

There was a slowdown this year in global demand, particularly from China, accompanied by energy price fluctuations. Although there were fears of escalating inflation, there has been no evidence of a sustained rise in prices based on economic data. We expect more modest, but still reasonable economic growth rates. The U.S. and U.K. economies have been growing for some time and are now slowing, but we believe the expansion in Japan will continue. We also find anecdotal signs of improvement in the euro-based economies. China also continues to require more capacity for electric power grids, roads, rail, and urban infrastructure.

Although many of our largest holdings have produced the earnings we expected, their stock prices have not followed suit. We believe many of these stocks are attractive based on their price-to-earnings, cash flows, and dividend yields, and the companies could create more value for shareholders through higher dividends and stock repurchases. These characteristics should position the Fund well for the future.

TOP 10 HOLDINGS(5),(6) AS OF OCTOBER 31, 2004
                                      % of Net Assets   Total Return
----------------------------------------------------------------------
Vodafone Group PLC                         3.92%            23.72%
Sanofi-Aventis SA                          3.08%            20.03%
Royal Dutch Petroleum Co.                  2.44%            27.40%
Novartis AG                                1.97%            26.91%
BNP Paribas SA                             1.72%            32.85%
AstraZeneca PLC (F)                        1.45%           -11.20%
Banco Bilbao Vizcaya Argentaria            1.44%            41.31%
Royal Bank of Scotland                     1.36%            13.29%
Nestle SA                                  1.32%             9.41%
UFJ Holdings Inc.                          1.23%             7.01%

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2004
------------------------------------------------------
Weighted Average Market
Capitalization:                     $43.8 billion
Weighted Average P/E
(based on trailing earnings):       17.2
Beta:(7)                            0.93
Fund Standard Deviation:(8)         15.58
S&P 500 Standard Deviation:(8)      16.23
Turnover:                           20%
Number of Securities:               248
Total Net Assets:                   $582.4 million

GEOGRAPHIC BREAKDOWN(5)
As of                                      As of      As of
10/31/04                                 10/31/04   10/31/03      Change
--------------------------------------------------------------------------
[PIE CHART]       Japan                     22%        21%          +1%
                  United Kingdom            18%        17%          +1%
                  France                    11%        11%           0%
                  Switzerland               10%         8%          +2%
                  Netherlands                8%        10%          -2%
                  Germany                    5%         5%           0%
                  Canada                     4%         4%           0%
                  Spain                      4%         3%          +1%
                  Australia                  3%         2%          +1%
                  Hong Kong                  2%         3%          -1%
                  South Korea                1%         1%           0%
                  Sweden                     1%         1%           0%
                  Other Countries            7%         9%          -2%
                  Cash Equivalents           4%         5%          -1%

(5) May not reflect the current portfolio composition.

(6) Performance information provided for individual securities held by the Fund represents performance for the fiscal year ended 10/31/04. The Fund may not have held these securities throughout the entire period.

(7) Source: Lipper, Inc. Beta is a quantitative measure of the Fund's volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class A shares for the three-year period ended 10/31/04.

(8) Source: Ibbotson Associates and Lipper, Inc. Standard deviation measures the fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation, the greater the variability (and thus risk) of the investment returns. Results are calculated for the three-year period ended 10/31/04, and Fund results are for Class A shares.

                                                                          23


Short Term Income Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

     2003     +4.60%
     2002     +5.63%
     2001     +7.96%
     2000     +7.61%
     1999     +2.92%
     1998     +6.30%
     1997     +5.77%
     1996     +4.09%
     1995    +10.03%
     1994     -2.05%


INVESTMENT STRATEGY

This fiscal year was characterized by sluggish economic growth early on, followed by strong jobs reports and a spike in interest rates between April and May. Rates peaked during May and June, and then gradually declined as concerns about lackluster job growth dragged on the market.

At its June meeting, the Federal Reserve (the Fed) raised short-term interest rates for the first time in four years. Its statement signaled that the Fed planned to gradually alter its accommodative monetary policy.

As a result, rates on the front end of the yield curve rose, which flattened the yield curve. For the one-year period ended October 31, 2004, the two-year U.S. Treasury note was up 76 basis points in yield, while the five-year Treasury note was up only 9 basis points.

This created a challenging environment in the front end of the yield curve as rates increased substantially. Fund performance was driven by an overweighting in corporate bond positions that did well as spreads tightened. This was especially true in lower


Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.5%; Class B shares: contingent deferred sales charge of 4%, which declines over 4 years (4-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge or at maximum offering price reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. There may be additional credit and default risks associated with lower-rated securities. REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                           1 Year           5 Year           10 Year     Since Inception     Inception Date
------------------------------------------------------------------------------------------------------------------------------
Class A Shares     Net Asset Value(2)       2.87%            5.62%             5.49%            4.98%            11/1/93
                   With Sales Charge       -0.86%            4.90%             5.10%            4.64%

Class B Shares     Net Asset Value(2)       2.11%            4.88%             4.86%            4.77%             7/1/94
                   With Sales Charge       -1.89%            4.88%             4.86%            4.77%

Class C Shares     Net Asset Value(2)       2.10%              --                --             3.43%             3/1/02
                   With Sales Charge        1.10%              --                --             3.43%

Citigroup Broad Investment-Grade
Credit 1-3 Years Index(3)                   2.99%            6.44%             6.66%            6.23%


[VALUE OF A $10,000 INVESTMENT(1),(4) OCTOBER 31, 1994 - OCTOBER 31, 2004 GRAPH]

--------------------------------------------------------------------
                                                   CITIGROUP BROAD
                         CLASS A   CLASS A SHARES  INVESTMENT-GRADE
                         SHARES     WITH MAXIMUM      CREDIT 1-3
        DATE            AT NAV(2)   SALES CHARGE     YEARS INDEX(3)
--------------------------------------------------------------------
       Oct-94            10,000         9,650           10,000
       Nov-94            10,008         9,658            9,958
       Dec-94             9,848         9,503            9,981
       Jan-95             9,857         9,512           10,124
       Feb-95             9,948         9,600           10,273
       Mar-95            10,042         9,691           10,342
       Apr-95            10,136         9,782           10,444
       May-95            10,363        10,001           10,641
       Jun-95            10,372        10,009           10,704
       Jul-95            10,381        10,018           10,757
       Aug-95            10,478        10,111           10,829
       Sep-95            10,530        10,162           10,885
       Oct-95            10,631        10,259           10,980
       Nov-95            10,732        10,357           11,079
       Dec-95            10,835        10,456           11,170
       Jan-96            10,938        10,556           11,271
       Feb-96            10,858        10,477           11,232
       Mar-96            10,820        10,442           11,230
       Apr-96            10,781        10,404           11,239
       May-96            10,791        10,413           11,274
       Jun-96            10,895        10,514           11,357
       Jul-96            10,956        10,572           11,403
       Aug-96            10,968        10,584           11,446
       Sep-96            11,074        10,687           11,557
       Oct-96            11,176        10,785           11,697
       Nov-96            11,273        10,879           11,789
       Dec-96            11,279        10,884           11,792
       Jan-97            11,284        10,889           11,858
       Feb-97            11,342        10,945           11,885
       Mar-97            11,355        10,957           11,883
       Apr-97            11,409        11,010           11,979
       May-97            11,512        11,109           12,066
       Jun-97            11,566        11,161           12,157
       Jul-97            11,726        11,315           12,311
       Aug-97            11,733        11,322           12,316
       Sep-97            11,785        11,373           12,418
       Oct-97            11,846        11,431           12,498
       Nov-97            11,851        11,437           12,519
       Dec-97            11,931        11,513           12,600
       Jan-98            12,039        11,618           12,729
       Feb-98            12,036        11,615           12,746
       Mar-98            12,090        11,667           12,808
       Apr-98            12,144        11,719           12,877
       May-98            12,198        11,771           12,953
       Jun-98            12,252        11,823           13,019
       Jul-98            12,307        11,876           13,088
       Aug-98            12,469        12,033           13,189
       Sep-98            12,631        12,189           13,367
       Oct-98            12,634        12,192           13,386
       Nov-98            12,631        12,189           13,430
       Dec-98            12,684        12,240           13,494
       Jan-99            12,740        12,294           13,582
       Feb-99            12,680        12,236           13,539
       Mar-99            12,785        12,338           13,658
       Apr-99            12,838        12,389           13,721
       May-99            12,783        12,335           13,703
       Jun-99            12,783        12,335           13,745
       Jul-99            12,839        12,390           13,766
       Aug-99            12,843        12,393           13,802
       Sep-99            12,976        12,522           13,907
       Oct-99            12,994        12,540           13,952
       Nov-99            13,053        12,596           13,998
       Dec-99            13,056        12,599           14,035
       Jan-00            13,058        12,601           14,045
       Feb-00            13,117        12,658           14,149
       Mar-00            13,179        12,717           14,221
       Apr-00            13,181        12,720           14,218
       May-00            13,243        12,780           14,263
       Jun-00            13,422        12,952           14,440
       Jul-00            13,485        13,013           14,559
       Aug-00            13,550        13,076           14,685
       Sep-00            13,672        13,193           14,829
       Oct-00            13,736        13,255           14,835
       Nov-00            13,861        13,376           14,975
       Dec-00            14,049        13,558           15,156
       Jan-01            14,238        13,739           15,444
       Feb-01            14,302        13,801           15,569
       Mar-01            14,433        13,928           15,714
       Apr-01            14,501        13,994           15,766
       May-01            14,571        14,061           15,909
       Jun-01            14,639        14,127           15,982
       Jul-01            14,833        14,313           16,211
       Aug-01            14,963        14,439           16,344
       Sep-01            15,092        14,564           16,517
       Oct-01            15,288        14,753           16,664
       Nov-01            15,080        14,552           16,647
       Dec-01            15,146        14,616           16,641
       Jan-02            15,212        14,679           16,694
       Feb-02            15,272        14,738           16,729
       Mar-02            15,146        14,615           16,650
       Apr-02            15,339        14,803           16,787
       May-02            15,470        14,928           16,933
       Jun-02            15,535        14,991           16,992
       Jul-02            15,471        14,930           17,089
       Aug-02            15,603        15,057           17,229
       Sep-02            15,731        15,180           17,403
       Oct-02            15,598        15,052           17,358
       Nov-02            15,756        15,205           17,486
       Dec-02            15,997        15,437           17,754
       Jan-03            16,128        15,564           17,827
       Feb-03            16,251        15,682           17,976
       Mar-03            16,239        15,671           18,038
       Apr-03            16,429        15,854           18,202
       May-03            16,551        15,972           18,376
       Jun-03            16,601        16,020           18,452
       Jul-03            16,445        15,869           18,321
       Aug-03            16,422        15,847           18,352
       Sep-03            16,671        16,088           18,568
       Oct-03            16,576        15,996           18,511
       Nov-03            16,619        16,038           18,531
       Dec-03            16,732        16,147           18,672
       Jan-04            16,777        16,190           18,743
       Feb-04            16,892        16,300           18,852
       Mar-04            17,008        16,413           18,937
       Apr-04            16,772        16,185           18,745
       May-04            16,747        16,161           18,715
       Jun-04            16,722        16,136           18,730
       Jul-04            16,840        16,251           18,822
       Aug-04            16,960        16,366           18,999
       Sep-04            16,935        16,342           18,999
       Oct-04            17,054        16,457           19,069

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees, which may include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

(3) The Citigroup Broad Investment-Grade Credit 1-3 Years Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between one and three years. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 10/31/93. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 7/94) and C shares (offered as of 3/02) will differ.

24




                                                           PORTFOLIO MANAGER
                                                           -------------------
                                                           Craig V. Sosey
                                                           WM Advisors, Inc.


quality (BBB-rated) bonds that tightened much more than A or higher-rated bonds. Positive contributions also came from asset- and mortgage-backed securities, especially in the shorter-end maturities (between one and five years). Positions in real estate investment trusts and the gaming and leisure sectors also boosted Fund performance.

The Fund maintained its overall portfolio weightings, but continued to overweight corporate bonds. Since spreads between lower- and higher-quality rated corporates compressed during the period, we capitalized on that situation to add higher-quality names without sacrificing much yield. The Fund also increased its positions in asset-backed securities at attractive spreads.

We believe the economy will continue growing slowly, accompanied by measured increases in short-term interest rates. In this environment, we remain defensive and expect weaker corporate securities to underperform higher-quality names. As a result, we favor high-quality corporate issues.

Asset-backed and mortgage-backed securities could also perform well in this environment, and we will look to add to these positions as appropriate. We anticipate steady returns, despite a challenging outlook characterized by compression in corporate spreads and the likelihood that rates will increase.


FUND CHARACTERISTICS
AS OF OCTOBER 31, 2004
------------------------------------------------------
Weighted Average Maturity (Years):     2.2
Weighted Average Duration (Years):     1.8
Turnover:                              14%
Number of Securities:                  92
Total Net Assets:                      $273.8 million


PORTFOLIO COMPOSITION(5)
As of                                                  As of       As of
10/31/04                                             10/31/04     10/31/03      Change
---------------------------------------------------------------------------------------
[PIE CHART]           Domestic Corporate Bonds          53%          47%         +6%
                      Government Agency                 13%          13%          0%
                      Mortgage-Backed Bonds             11%          13%         -2%
                      Asset-Backed Bonds                 7%           5%         +2%
                      Foreign Corporate
                      Bonds (U.S. $)                     4%           4%          0%
                      U.S. Treasuries                    4%           3%         +1%
                      Cash Equivalents                   8%          15%         -7%

(5)  May not reflect the current portfolio composition.

(6) Ratings are provided by Moody's Investors Service (Moody's). The ratings represent Moody's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest.

                                                                          25



 U.S. Government Securities Fund


ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

     2003     +1.83%
     2002     +8.37%
     2001     +7.16%
     2000    +10.27%
     1999     +0.13%
     1998     +7.21%
     1997     +9.92%
     1996     +2.48%
     1995    +19.45%
     1994     -4.91%

INVESTMENT STRATEGY

The main performance drivers for the Fund during this fiscal year were low interest rates and the resulting high level of mortgage refinancing. As the period began, economic growth was slow and interest rates were near historical lows. In this environment, mortgages, which represent the majority of the Fund's holdings, prepaid extremely fast as homeowners refinanced their existing loans. This detracted from Fund performance as premium-priced mortgage securities were repaid at par and the proceeds had to be invested at lower rates.

In addition, the Fund's duration (a measure of price sensitivity to interest rate movements) was slightly long at the start of the period, so as rates spiked up quickly in April, performance was hurt. Expecting flat-to-higher rates, we then shortened duration to be more defensive. However, the Fund slightly underperformed as rates drifted back down due to sluggish job growth.

The Fund increased its exposure to mortgage instruments mainly because mortgages offer attractive spreads and generally perform well


Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge or at maximum offering price reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of government bond funds nor their yields are guaranteed by the U.S. government.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                         1 Year     5 Year   10 Year     Since Inception     Inception Date
------------------------------------------------------------------------------------------------------------
Class A Shares     Net Asset Value(2)     4.26%     6.06%     6.98%           7.93%              5/4/84
                   With Sales Charge     -0.41%     5.08%     6.48%           7.69%

Class B Shares     Net Asset Value(2)     3.50%     5.31%     6.30%           5.72%             3/30/94
                   With Sales Charge     -1.50%     4.98%     6.30%           5.72%

Class C Shares     Net Asset Value(2)     3.53%       --        --            3.51%              3/1/02
                   With Sales Charge      2.53%       --        --            3.51%

Citigroup Mortgage Index(3)               5.68%     7.06%     7.57%           9.53%

[VALUE OF A $10,000 INVESTMENT(1),(4) OCTOBER 31, 1994 - OCTOBER 31, 2004 GRAPH]

--------------------------------------------------------------
                         CLASS A   CLASS A SHARES  CITIGROUP
                         SHARES     WITH MAXIMUM    MORTGAGE
        DATE            AT NAV(2)   SALES CHARGE    INDEX(3)
--------------------------------------------------------------
       Oct-94            10,000         9,550        10,000
       Nov-94             9,983         9,534         9,964
       Dec-94            10,080         9,626        10,047
       Jan-95            10,313         9,849        10,272
       Feb-95            10,579        10,103        10,534
       Mar-95            10,656        10,177        10,577
       Apr-95            10,807        10,321        10,719
       May-95            11,280        10,772        11,066
       Jun-95            11,347        10,836        11,125
       Jul-95            11,284        10,776        11,147
       Aug-95            11,427        10,913        11,249
       Sep-95            11,538        11,018        11,349
       Oct-95            11,704        11,177        11,454
       Nov-95            11,871        11,337        11,588
       Dec-95            12,040        11,498        11,732
       Jan-96            12,109        11,564        11,822
       Feb-96            11,832        11,299        11,728
       Mar-96            11,711        11,184        11,689
       Apr-96            11,634        11,111        11,635
       May-96            11,602        11,080        11,620
       Jun-96            11,752        11,223        11,768
       Jul-96            11,777        11,247        11,816
       Aug-96            11,733        11,205        11,818
       Sep-96            11,944        11,407        12,016
       Oct-96            12,238        11,687        12,250
       Nov-96            12,510        11,947        12,419
       Dec-96            12,339        11,784        12,364
       Jan-97            12,365        11,809        12,469
       Feb-97            12,378        11,821        12,483
       Mar-97            12,203        11,654        12,379
       Apr-97            12,421        11,862        12,567
       May-97            12,533        11,969        12,684
       Jun-97            12,693        12,122        12,830
       Jul-97            13,084        12,495        13,067
       Aug-97            12,927        12,345        13,044
       Sep-97            13,137        12,546        13,199
       Oct-97            13,361        12,760        13,342
       Nov-97            13,412        12,808        13,387
       Dec-97            13,563        12,953        13,509
       Jan-98            13,714        13,097        13,634
       Feb-98            13,700        13,084        13,675
       Mar-98            13,732        13,114        13,729
       Apr-98            13,814        13,192        13,806
       May-98            13,935        13,308        13,902
       Jun-98            14,057        13,424        13,963
       Jul-98            14,102        13,467        14,032
       Aug-98            14,275        13,633        14,160
       Sep-98            14,462        13,811        14,329
       Oct-98            14,427        13,778        14,314
       Nov-98            14,513        13,860        14,380
       Dec-98            14,542        13,887        14,451
       Jan-99            14,624        13,966        14,551
       Feb-99            14,507        13,855        14,497
       Mar-99            14,590        13,934        14,597
       Apr-99            14,631        13,973        14,669
       May-99            14,537        13,883        14,571
       Jun-99            14,441        13,792        14,537
       Jul-99            14,372        13,725        14,438
       Aug-99            14,359        13,713        14,430
       Sep-99            14,570        13,915        14,675
       Oct-99            14,629        13,970        14,753
       Nov-99            14,629        13,970        14,764
       Dec-99            14,561        13,906        14,716
       Jan-00            14,480        13,828        14,602
       Feb-00            14,639        13,980        14,775
       Mar-00            14,784        14,119        14,933
       Apr-00            14,788        14,123        14,940
       May-00            14,778        14,113        14,952
       Jun-00            15,071        14,392        15,275
       Jul-00            15,163        14,480        15,373
       Aug-00            15,357        14,666        15,600
       Sep-00            15,507        14,809        15,767
       Oct-00            15,600        14,898        15,884
       Nov-00            15,812        15,101        16,119
       Dec-00            16,056        15,333        16,377
       Jan-01            16,285        15,553        16,631
       Feb-01            16,395        15,657        16,722
       Mar-01            16,473        15,732        16,831
       Apr-01            16,460        15,719        16,850
       May-01            16,523        15,779        16,954
       Jun-01            16,569        15,823        16,978
       Jul-01            16,862        16,103        17,294
       Aug-01            17,002        16,237        17,451
       Sep-01            17,250        16,474        17,707
       Oct-01            17,532        16,743        17,948
       Nov-01            17,312        16,533        17,783
       Dec-01            17,205        16,431        17,719
       Jan-02            17,363        16,582        17,893
       Feb-02            17,553        16,763        18,088
       Mar-02            17,312        16,533        17,905
       Apr-02            17,646        16,852        18,238
       May-02            17,773        16,973        18,371
       Jun-02            17,917        17,111        18,520
       Jul-02            18,125        17,309        18,729
       Aug-02            18,285        17,462        18,894
       Sep-02            18,444        17,614        19,032
       Oct-02            18,473        17,642        19,104
       Nov-02            18,434        17,605        19,087
       Dec-02            18,645        17,806        19,288
       Jan-03            18,672        17,832        19,342
       Feb-03            18,814        17,968        19,473
       Mar-03            18,788        17,943        19,467
       Apr-03            18,861        18,013        19,541
       May-03            18,931        18,079        19,551
       Jun-03            18,916        18,065        19,592
       Jul-03            18,473        17,642        19,238
       Aug-03            18,592        17,755        19,363
       Sep-03            18,936        18,083        19,694
       Oct-03            18,833        17,986        19,627
       Nov-03            18,848        18,000        19,684
       Dec-03            18,986        18,132        19,877
       Jan-04            19,107        18,248        20,004
       Feb-04            19,247        18,381        20,178
       Mar-04            19,316        18,447        20,267
       Apr-04            19,015        18,159        19,910
       May-04            18,941        18,088        19,846
       Jun-04            19,079        18,220        20,019
       Jul-04            19,235        18,370        20,207
       Aug-04            19,501        18,623        20,538
       Sep-04            19,515        18,636        20,567
       Oct-04            19,637        18,754        20,744

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees, which may include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

(3) The Citigroup Mortgage Index represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 4/30/84. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 3/94) and C shares (offered as of 3/02) will differ.

                                                           PORTFOLIO MANAGER
                                                           -------------------
                                                           Craig V. Sosey
                                                           WM Advisors, Inc.


in a slowly rising interest rate environment. In March, we began adding non-agency mortgages, after shareholder approval of an amendment to Fund investment policies that allowed such purchases to a limited extent. Non-agency mortgages comprised about 10% of the Fund's holdings at the end of the period. These securities add yield while also increasing diversification and reducing exposure to Fannie Mae and Freddie Mac. As a defensive measure, the Fund also added higher-coupon mortgages.

The Fund is defensively positioned because we anticipate slowly rising interest rates in a low-growth economy. We continue to hold a near-benchmark weighting in mortgages, and we expect to maintain a short-to-neutral duration position to limit interest rate risk. We will look to add higher-coupon mortgages. We believe these issues should perform well and limit duration extension in a rising rate environment, as prepayments on these mortgages do not slow as dramatically as those on lower-coupon mortgages.

In addition, we plan to continue selectively adding non-agency mortgages to potentially increase returns.

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2004
---------------------------------------------------------
Weighted Average Maturity (Years):     4.1
Weighted Average Duration (Years):     3.3
Turnover:                              30%
Number of Securities:                  353
Total Net Assets:                      $1,559.2 million

PORTFOLIO COMPOSITION(5)
As of                                          As of     As of
10/31/04                                     10/31/04  10/31/03    Change
------------------------------------------------------------------------------
[PIE CHART]          FHLMC/FGLMC                34%       29%       +5%
                     FNMA                       27%       35%       -8%
                     CMOs                       17%       11%       +6%
                     GNMA                       10%        9%       +1%
                     U.S. Treasuries             6%        4%       +2%
                     Government Agency           3%        5%       -2%
                     Cash Equivalents            3%        7%       -4%

(5)  May not reflect the current portfolio composition.

Income Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

     2003     +8.95%
     2002     +8.11%
     2001     +8.09%
     2000     +9.05%
     1999     +0.09%
     1998     +7.15%
     1997    +10.51%
     1996     +3.46%
     1995    +21.58%
     1994     -4.82%


INVESTMENT STRATEGY

During this fiscal year, the Fund was generally more aggressive in corporate credit quality compared to its peer group, and this strategy proved beneficial as lower-rated companies improved their balance sheets. Within sectors, we maintained overweighted positions in health care, utilities, and gaming, which we favor as long-term holdings. Financial services and banking presented less relative value than other sectors, and we underweighted these issues. We favored mortgages, which have generally done well in a stable-to-rising interest-rate environment. As a consequence of overweightings in corporates and mortgages, we minimized holdings in U.S. Treasury securities.

The Fund saw price appreciation from non-Treasury sectors--mortgages and corporates--which contributed to relative performance. Corporate securities benefited from a gradually strengthening economy. Mortgages presented a favorable risk-reward profile and benefited from tighter spreads as interest rates remained relatively stable. Steady intermediate-maturity interest rates


Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge or at maximum offering price reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. Lower-rated securities are subject to additional credit and default risks. International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                         1 Year    5 Year    10 Year   Since Inception     Inception Date
----------------------------------------------------------------------------------------------------------
Class A Shares     Net Asset Value(2)     6.68%     7.71%     8.09%         8.68%             12/15/75
                   With Sales Charge      1.89%     6.73%     7.59%         8.51%

Class B Shares     Net Asset Value(2)     6.03%     6.99%     7.42%         6.82%              3/30/94
                   With Sales Charge      1.03%     6.68%     7.42%         6.82%

Class C Shares     Net Asset Value(2)     6.02%       --        --          6.57%               3/1/02
                   With Sales Charge      5.02%       --        --          6.57%

Citigroup Broad Investment-Grade
Bond Index(3)                             5.70%     7.61%     7.78%           --


[VALUE OF A $10,000 INVESTMENT(1),(4) OCTOBER 31, 1994 - OCTOBER 31, 2004 GRAPH]

-------------------------------------------------------------------
                         CLASS A   CLASS A SHARES CITIGROUP BROAD
                         SHARES     WITH MAXIMUM    INVESTMENT-
        DATE            AT NAV(2)   SALES CHARGE   GRADE INDEX(3)
-------------------------------------------------------------------
       Oct-94            10,000         9,550        10,000
       Nov-94             9,988         9,538         9,973
       Dec-94            10,064         9,611        10,049
       Jan-95            10,246         9,785        10,257
       Feb-95            10,498        10,026        10,497
       Mar-95            10,585        10,109        10,558
       Apr-95            10,768        10,284        10,702
       May-95            11,340        10,830        11,127
       Jun-95            11,436        10,922        11,205
       Jul-95            11,359        10,847        11,183
       Aug-95            11,522        11,003        11,311
       Sep-95            11,671        11,146        11,418
       Oct-95            11,824        11,292        11,571
       Nov-95            12,016        11,476        11,751
       Dec-95            12,236        11,685        11,913
       Jan-96            12,324        11,770        11,994
       Feb-96            11,996        11,456        11,790
       Mar-96            11,892        11,357        11,706
       Apr-96            11,810        11,279        11,619
       May-96            11,797        11,266        11,612
       Jun-96            11,940        11,403        11,762
       Jul-96            11,965        11,426        11,793
       Aug-96            11,964        11,426        11,777
       Sep-96            12,193        11,645        11,982
       Oct-96            12,521        11,957        12,251
       Nov-96            12,809        12,232        12,454
       Dec-96            12,659        12,090        12,344
       Jan-97            12,699        12,128        12,392
       Feb-97            12,722        12,149        12,406
       Mar-97            12,555        11,990        12,280
       Apr-97            12,737        12,163        12,456
       May-97            12,910        12,329        12,573
       Jun-97            13,135        12,544        12,723
       Jul-97            13,621        13,008        13,068
       Aug-97            13,436        12,832        12,955
       Sep-97            13,666        13,051        13,146
       Oct-97            13,885        13,260        13,335
       Nov-97            13,944        13,316        13,398
       Dec-97            13,990        13,360        13,534
       Jan-98            14,123        13,487        13,709
       Feb-98            14,178        13,540        13,699
       Mar-98            14,287        13,644        13,753
       Apr-98            14,334        13,689        13,824
       May-98            14,504        13,852        13,957
       Jun-98            14,615        13,957        14,071
       Jul-98            14,593        13,936        14,101
       Aug-98            14,650        13,990        14,317
       Sep-98            14,915        14,244        14,655
       Oct-98            14,718        14,056        14,589
       Nov-98            14,968        14,295        14,669
       Dec-98            14,989        14,315        14,714
       Jan-99            15,138        14,456        14,823
       Feb-99            14,786        14,121        14,564
       Mar-99            14,868        14,199        14,647
       Apr-99            15,045        14,368        14,695
       May-99            14,920        14,248        14,560
       Jun-99            14,826        14,159        14,510
       Jul-99            14,818        14,152        14,452
       Aug-99            14,814        14,147        14,442
       Sep-99            14,955        14,282        14,616
       Oct-99            15,011        14,336        14,659
       Nov-99            15,016        14,340        14,658
       Dec-99            15,005        14,330        14,591
       Jan-00            15,026        14,350        14,550
       Feb-00            15,177        14,494        14,720
       Mar-00            15,366        14,675        14,911
       Apr-00            15,280        14,593        14,867
       May-00            15,163        14,480        14,853
       Jun-00            15,530        14,831        15,164
       Jul-00            15,676        14,970        15,302
       Aug-00            15,997        15,277        15,520
       Sep-00            15,983        15,263        15,626
       Oct-00            15,936        15,219        15,726
       Nov-00            16,067        15,344        15,981
       Dec-00            16,364        15,628        16,283
       Jan-01            16,826        16,068        16,551
       Feb-01            16,863        16,104        16,699
       Mar-01            16,836        16,078        16,786
       Apr-01            16,785        16,030        16,707
       May-01            16,846        16,088        16,815
       Jun-01            16,905        16,144        16,871
       Jul-01            17,359        16,578        17,260
       Aug-01            17,569        16,779        17,450
       Sep-01            17,494        16,707        17,665
       Oct-01            17,882        17,077        18,022
       Nov-01            17,809        17,007        17,773
       Dec-01            17,689        16,893        17,668
       Jan-02            17,888        17,083        17,808
       Feb-02            18,020        17,209        17,979
       Mar-02            17,870        17,066        17,682
       Apr-02            18,208        17,389        18,018
       May-02            18,294        17,471        18,171
       Jun-02            18,257        17,436        18,306
       Jul-02            18,120        17,305        18,524
       Aug-02            18,426        17,597        18,848
       Sep-02            18,631        17,793        19,147
       Oct-02            18,530        17,697        19,061
       Nov-02            18,732        17,889        19,057
       Dec-02            19,124        18,263        19,454
       Jan-03            19,244        18,378        19,469
       Feb-03            19,568        18,687        19,746
       Mar-03            19,630        18,747        19,728
       Apr-03            20,003        19,103        19,902
       May-03            20,547        19,623        20,270
       Jun-03            20,539        19,615        20,233
       Jul-03            19,806        18,915        19,549
       Aug-03            19,907        19,011        19,684
       Sep-03            20,460        19,540        20,200
       Oct-03            20,405        19,487        20,014
       Nov-03            20,544        19,619        20,072
       Dec-03            20,838        19,900        20,273
       Jan-04            21,042        20,095        20,441
       Feb-04            21,219        20,264        20,660
       Mar-04            21,445        20,480        20,817
       Apr-04            20,823        19,886        20,276
       May-04            20,671        19,741        20,189
       Jun-04            20,830        19,893        20,308
       Jul-04            21,013        20,068        20,509
       Aug-04            21,446        20,481        20,915
       Sep-04            21,562        20,592        20,969
       Oct-04            21,771        20,791        21,154

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees, which may include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

(3) The Citigroup Broad Investment-Grade Bond Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities. It includes institutionally traded U.S. Treasury, government-sponsored, mortgage, asset-backed, and investment-grade securities. Returns shown for the index assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 3/94) and C shares (offered as of 3/02) will differ.

                                                   PORTFOLIO MANAGER
                                                   ---------------------------
                                                   Gary J. Pokrzywinski, CFA
                                                   WM Advisors, Inc.


caused price change to play a small part in return from U.S. Treasuries.

The Fund's corporate bond sector benefited from overweightings in utilities, oil and gas, and gaming. Positive contributions came from El Paso Natural Gas, a natural gas pipeline company, which sold assets, paid down debt, and improved its access to funding. Our position in Petroleos de Venezuela, an oil company, benefited significantly from high oil prices. Riviera, a Las Vegas casino operator, saw continued positive operating performance from the strong gaming market.

Negative performance came from the Fund's underweighting in industrial products, a sector that benefited from an improving economy and a falling dollar. Other positions that adversely affected Fund performance included DVI, a bankrupt health care company that received less from asset sales than expected, and Great Lakes Dredge & Dock Co., which was hurt by federal budget delays and funding cuts. Rising oil prices hurt our position in United Air Lines.

Looking ahead, we continue to expect an environment characterized by slow, relatively modest growth accompanied by contained inflation, which is typically beneficial for financial assets. Given the Federal Reserve's intent to normalize short-term interest rates, we believe the yield curve will continue to flatten, with short-term rates moving up more than those of 10-year Treasury bonds. (The yield curve is the distribution of yields relative to maturities.) Because of structural deflationary forces, our long-term interest rate scenario remains positive. Given these competing factors, we are positioned neutrally with respect to interest rate risk.


FUND CHARACTERISTICS
AS OF OCTOBER 31, 2004
-------------------------------------------------------
Weighted Average Maturity (Years):     7.1
Weighted Average Duration (Years):     4.9
Turnover:                              24%
Number of Securities:                  196
Total Net Assets:                      $1,146.1 million

PORTFOLIO COMPOSITION(5)
As of                                          As of        As of
10/31/04                                     10/31/04     10/31/03     Change
------------------------------------------------------------------------------
[PIE CHART]     Domestic Corporate Bonds        57%          55%         +2%
                Mortgage-Backed Bonds           23%          25%         -2%
                Foreign Corporate
                Bonds (U.S. $)                   6%           7%         -1%
                U.S. Treasuries                  6%           5%         +1%
                Foreign Government
                Bonds (U.S. $)                   2%           1%         +1%
                Cash Equivalents                 6%           7%         -1%

(5)  May not reflect the current portfolio composition.

High Yield Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

     2003     +28.10%
     2002      +3.66%
     2001      +3.14%
     2000      -1.53%
     1999     +12.02%


INVESTMENT STRATEGY

The high-yield market benefited from a strengthening economy that helped companies with lower-rated bonds improve their financial condition and consequently reduced the bond default rate. This improved environment helped significantly boost high-yield bond prices to the benefit of Fund performance. The Fund also benefited by maintaining its overweightings in certain sectors that we believe show long-term strength: health care, technology, gaming, and telecommunications/media. In contrast, we continued to underweight industrials (due to the capital needs of these issuers) and retailing (due to concerns about overcapacity).

Our investment strategy continues to reflect holdings in a basket of core companies and research concentrated on a handful of companies at the higher end of the risk scale. We term this a "barbell" approach. On one side of the barbell, we hold positions that have relatively low risk but consequently produce a lower yield. On the other side, we invest in higher-risk companies with the potential to produce a much higher yield. This strategy is


Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge or at maximum offering price reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. Lower-rated securities are subject to additional credit and default risks. International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                         1 Year     5 Year     Since Inception     Inception Date
----------------------------------------------------------------------------------------------------
Class A Shares     Net Asset Value(2)     13.23%     8.64%           7.23%             4/8/98
                   With Sales Charge       8.15%     7.65%           6.48%

Class B Shares     Net Asset Value(2)     12.50%     7.84%           6.63%             5/5/98
                   With Sales Charge       7.50%     7.54%           6.63%

Class C Shares     Net Asset Value(2)     12.51%       --           12.51%             3/1/02
                   With Sales Charge      11.51%       --           12.51%

Citigroup High Yield Market Index(3)      12.28%     7.18%           5.23%

[VALUE OF A $10,000 INVESTMENT(1),(4) APRIL 8, 1998 - OCTOBER 31, 2004 GRAPH]

-------------------------------------------------------------------
                         CLASS A   CLASS A SHARES   CITIGROUP
                         SHARES     WITH MAXIMUM    HIGH YIELD
        DATE            AT NAV(2)   SALES CHARGE  MARKET INDEX(3)
-------------------------------------------------------------------
       Mar-98            10,000         9,550        10,000
       Apr-98             9,997         9,547        10,054
       May-98             9,965         9,517        10,081
       Jun-98             9,918         9,471        10,103
       Jul-98             9,892         9,447        10,184
       Aug-98             9,345         8,925         9,502
       Sep-98             9,336         8,916         9,619
       Oct-98             9,310         8,891         9,486
       Nov-98             9,686         9,250         9,962
       Dec-98             9,670         9,235         9,955
       Jan-99             9,834         9,391        10,104
       Feb-99             9,722         9,284        10,020
       Mar-99             9,899         9,453        10,105
       Apr-99            10,259         9,798        10,316
       May-99            10,269         9,807        10,154
       Jun-99            10,366         9,900        10,132
       Jul-99            10,499        10,026        10,154
       Aug-99            10,397         9,929        10,033
       Sep-99            10,456         9,986         9,957
       Oct-99            10,451         9,981         9,889
       Nov-99            10,628        10,149        10,044
       Dec-99            10,832        10,344        10,129
       Jan-00            10,897        10,406        10,045
       Feb-00            10,981        10,487        10,069
       Mar-00            11,051        10,554         9,864
       Apr-00            11,144        10,642         9,904
       May-00            10,949        10,456         9,766
       Jun-00            11,052        10,554         9,986
       Jul-00            11,237        10,732        10,095
       Aug-00            11,353        10,842        10,170
       Sep-00            11,276        10,768        10,061
       Oct-00            11,004        10,509         9,763
       Nov-00            10,570        10,094         9,364
       Dec-00            10,666        10,186         9,555
       Jan-01            11,419        10,905        10,199
       Feb-01            11,249        10,742        10,320
       Mar-01            10,827        10,340        10,132
       Apr-01            10,823        10,336         9,983
       May-01            10,773        10,288        10,143
       Jun-01            10,683        10,202         9,864
       Jul-01            10,764        10,280        10,049
       Aug-01            10,896        10,405        10,186
       Sep-01            10,564        10,089         9,453
       Oct-01            10,786        10,301         9,767
       Nov-01            11,011        10,515        10,138
       Dec-01            11,001        10,506        10,073
       Jan-02            11,261        10,755        10,116
       Feb-02            11,312        10,803        10,006
       Mar-02            11,545        11,026        10,272
       Apr-02            11,579        11,058        10,440
       May-02            11,513        10,995        10,311
       Jun-02            11,066        10,568         9,403
       Jul-02            10,707        10,226         8,978
       Aug-02            10,752        10,269         9,320
       Sep-02            10,527        10,053         9,136
       Oct-02            10,735        10,252         9,105
       Nov-02            11,284        10,776         9,800
       Dec-02            11,405        10,892         9,919
       Jan-03            11,643        11,119        10,288
       Feb-03            11,775        11,246        10,426
       Mar-03            12,070        11,527        10,777
       Apr-03            12,649        12,080        11,447
       May-03            13,118        12,528        11,522
       Jun-03            13,400        12,797        11,881
       Jul-03            13,341        12,741        11,705
       Aug-03            13,246        12,650        11,825
       Sep-03            13,538        12,929        12,175
       Oct-03            13,972        13,344        12,459
       Nov-03            14,228        13,588        12,632
       Dec-03            14,611        13,953        12,957
       Jan-04            15,050        14,373        13,181
       Feb-04            15,084        14,405        13,109
       Mar-04            15,247        14,560        13,191
       Apr-04            14,803        14,137        13,146
       May-04            14,656        13,997        12,919
       Jun-04            14,838        14,170        13,111
       Jul-04            14,912        14,241        13,281
       Aug-04            15,230        14,544        13,524
       Sep-04            15,475        14,779        13,707
       Oct-04            15,820        15,109        13,991

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees, which may include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

(3) The Citigroup High Yield Market Index measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 3/31/98. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 5/98) and C shares (offered as of 3/02) will differ.

                                                   PORTFOLIO MANAGER
                                                   ---------------------------
                                                   Gary J. Pokrzywinski, CFA
                                                   WM Advisors, Inc.


designed to balance risk and return within an environment of relatively tight yield spreads.

Individual positions that advanced performance included Athena/Elan, a pharmaceutical company that sold assets, paid down debt, and introduced a successful new drug. We also benefited from our positions in Reliant Resources, an electric power company that rebounded with new management, and Petroleos de Venezuela, an oil company that benefited significantly from high oil prices. Riviera, a Las Vegas casino operator, saw continued positive operating performance from the strong gaming market.

Holdings that detracted from performance included Great Lakes Dredge & Dock Co., which was hurt by federal budget delays and funding cuts. DVI, a bankrupt health care company, faltered when it received less from asset sales than expected. OED/Diamond Joe, a small gaming company, stumbled after its new casino in Louisiana suffered a slow start.

We maintain a positive outlook for the high-yield market, but the last two years of above-average performance may be difficult to repeat. We have detected some excesses in the market in the form of more issuances from lesser-quality companies, as well as leveraged buyouts. However, these developments generally take several years to become significant factors and can be counteracted by an improving economy.

FUND CHARACTERISTICS
AS OF OCTOBER 31, 2004
------------------------------------------------------
Weighted Average Maturity (Years):     7.1
Weighted Average Duration (Years):     4.8
Turnover:                              82%
Number of Securities:                  74
Total Net Assets:                      $724.6 million

PORTFOLIO COMPOSITION(5)
As of                                           As of       As of
10/31/04                                      10/31/04     10/31/03     Change
--------------------------------------------------------------------------------
[PIE CHART]         Domestic Corporate Bonds     79%         75%          +4%
                    Equities                      8%          8%           0%
                    Foreign Corporate
                    Bonds (U.S. $)                6%         11%          -5%
                    Foreign Government
                    Bonds (U.S. $)                5%          5%           0%
                    Cash Equivalents              2%          1%          +1%

(5)  May not reflect the current portfolio composition.

                                                                          31

Tax-Exempt Bond Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

     2003     +5.19%
     2002     +9.81%
     2001     +3.92%
     2000    +11.49%
     1999     -4.40%
     1998     +5.08%
     1997     +8.59%
     1996     +2.52%
     1995    +18.25%
     1994     -6.53%

INVESTMENT STRATEGY

During this fiscal year, the municipal market was marked by two periods of steadily declining yields separated by a significant sell-off. Yields fell until March, when they reversed direction and increased as bond prices fell. These losses were steepest in April, as a surprisingly strong employment report plus signals from Federal Open Market Committee members caused investors to expect a near-term rate increase. After the Federal Reserve (the Fed) raised rates in June, it indicated that it planned to gradually alter its accommodative monetary policy. Yields also declined from May through the end of the period as the market digested the Fed's new stance.

Unusually, longer-maturity securities outperformed during this period of Fed tightening. The typical pattern in such periods is for yields to rise across all maturities. During this fiscal year, however, yields of shorter maturity bonds rose while those of longer maturity bonds declined slightly.

Lower-quality municipal bonds performed strongly in this environment, as the difference

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge or at maximum offering price reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. A portion of the Fund's income may be subject to state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors.


AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                         1 Year    5 Year    10 Year     Since Inception      Inception Date
-------------------------------------------------------------------------------------------------------------
Class A Shares     Net Asset Value(2)     5.35%     6.66%     6.31%           6.03%               1/3/77
                   With Sales Charge      0.55%     5.68%     5.81%           5.86%

Class B Shares     Net Asset Value(2)     4.57%     5.87%     5.64%           5.15%              3/30/94
                   With Sales Charge     -0.43%     5.55%     5.64%           5.15%

Class C Shares     Net Asset Value(2)     4.58%       --        --            4.95%               3/1/02
                   With Sales Charge      3.58%       --        --            4.95%

Lehman Brothers Municipal Bond Index(3)   6.02%     7.18%     7.05%             --

[VALUE OF A $10,000 INVESTMENT(1),(4) OCTOBER 31, 1994 - OCTOBER 31, 2004
GRAPH]
-------------------------------------------------------------------
                         CLASS A   CLASS A SHARES  LEHMAN BROTHERS
                         SHARES     WITH MAXIMUM   MUNICIPAL BOND
        DATE            AT NAV(2)   SALES CHARGE      INDEX(3)
-------------------------------------------------------------------
       Oct-94            10,000         9,550         10,000
       Nov-94             9,794         9,353          9,819
       Dec-94            10,081         9,627         10,035
       Jan-95            10,397         9,929         10,322
       Feb-95            10,739        10,256         10,622
       Mar-95            10,816        10,329         10,745
       Apr-95            10,818        10,331         10,757
       May-95            11,196        10,692         11,101
       Jun-95            11,082        10,583         11,004
       Jul-95            11,172        10,669         11,109
       Aug-95            11,277        10,769         11,250
       Sep-95            11,337        10,827         11,321
       Oct-95            11,531        11,012         11,485
       Nov-95            11,769        11,239         11,675
       Dec-95            11,921        11,384         11,787
       Jan-96            11,984        11,445         11,877
       Feb-96            11,865        11,331         11,796
       Mar-96            11,674        11,148         11,645
       Apr-96            11,601        11,079         11,613
       May-96            11,603        11,081         11,608
       Jun-96            11,710        11,183         11,734
       Jul-96            11,818        11,287         11,841
       Aug-96            11,821        11,289         11,839
       Sep-96            11,961        11,423         12,005
       Oct-96            12,073        11,530         12,140
       Nov-96            12,278        11,725         12,362
       Dec-96            12,222        11,672         12,311
       Jan-97            12,226        11,676         12,334
       Feb-97            12,336        11,781         12,447
       Mar-97            12,167        11,619         12,282
       Apr-97            12,249        11,698         12,385
       May-97            12,428        11,869         12,571
       Jun-97            12,542        11,978         12,705
       Jul-97            12,930        12,348         13,057
       Aug-97            12,755        12,181         12,935
       Sep-97            12,884        12,304         13,088
       Oct-97            12,968        12,384         13,172
       Nov-97            13,035        12,449         13,250
       Dec-97            13,273        12,675         13,443
       Jan-98            13,392        12,789         13,582
       Feb-98            13,359        12,757         13,586
       Mar-98            13,367        12,765         13,598
       Apr-98            13,274        12,677         13,537
       May-98            13,467        12,861         13,751
       Jun-98            13,525        12,916         13,804
       Jul-98            13,534        12,925         13,839
       Aug-98            13,763        13,144         14,053
       Sep-98            13,906        13,280         14,229
       Oct-98            13,880        13,255         14,229
       Nov-98            13,903        13,278         14,279
       Dec-98            13,946        13,319         14,315
       Jan-99            14,110        13,475         14,485
       Feb-99            14,045        13,413         14,421
       Mar-99            14,036        13,405         14,441
       Apr-99            14,078        13,445         14,478
       May-99            13,964        13,336         14,394
       Jun-99            13,705        13,088         14,186
       Jul-99            13,729        13,111         14,237
       Aug-99            13,577        12,966         14,123
       Sep-99            13,529        12,920         14,129
       Oct-99            13,357        12,756         13,977
       Nov-99            13,435        12,830         14,125
       Dec-99            13,333        12,733         14,019
       Jan-00            13,232        12,636         13,958
       Feb-00            13,455        12,850         14,120
       Mar-00            13,738        13,120         14,430
       Apr-00            13,633        13,020         14,344
       May-00            13,549        12,939         14,270
       Jun-00            13,906        13,281         14,648
       Jul-00            14,100        13,465         14,852
       Aug-00            14,331        13,686         15,080
       Sep-00            14,203        13,564         15,002
       Oct-00            14,361        13,715         15,165
       Nov-00            14,477        13,826         15,281
       Dec-00            14,863        14,194         15,658
       Jan-01            14,980        14,306         15,813
       Feb-01            15,035        14,359         15,864
       Mar-01            15,154        14,472         16,007
       Apr-01            14,922        14,251         15,834
       May-01            15,100        14,420         16,005
       Jun-01            15,218        14,533         16,112
       Jul-01            15,457        14,761         16,350
       Aug-01            15,755        15,046         16,620
       Sep-01            15,656        14,951         16,564
       Oct-01            15,817        15,105         16,752
       Nov-01            15,618        14,915         16,612
       Dec-01            15,443        14,748         16,454
       Jan-02            15,667        14,962         16,739
       Feb-02            15,886        15,171         16,941
       Mar-02            15,541        14,842         16,609
       Apr-02            15,864        15,151         16,933
       May-02            15,964        15,246         17,036
       Jun-02            16,126        15,400         17,217
       Jul-02            16,351        15,616         17,439
       Aug-02            16,557        15,812         17,648
       Sep-02            16,970        16,206         18,035
       Oct-02            16,613        15,866         17,735
       Nov-02            16,567        15,821         17,661
       Dec-02            16,959        16,196         18,033
       Jan-03            16,829        16,072         17,988
       Feb-03            17,118        16,348         18,240
       Mar-03            17,115        16,345         18,251
       Apr-03            17,281        16,503         18,372
       May-03            17,687        16,891         18,802
       Jun-03            17,551        16,761         18,721
       Jul-03            16,875        16,116         18,065
       Aug-03            17,066        16,298         18,201
       Sep-03            17,607        16,814         18,736
       Oct-03            17,494        16,707         18,642
       Nov-03            17,709        16,912         18,836
       Dec-03            17,839        17,036         18,993
       Jan-04            17,880        17,075         19,101
       Feb-04            18,232        17,411         19,389
       Mar-04            18,070        17,256         19,321
       Apr-04            17,589        16,797         18,864
       May-04            17,540        16,750         18,796
       Jun-04            17,603        16,811         18,863
       Jul-04            17,851        17,048         19,110
       Aug-04            18,213        17,394         19,493
       Sep-04            18,323        17,498         19,596
       Oct-04            18,434        17,604         19,764

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees, which may include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

(3) The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Returns shown for the index assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 3/94) and C shares (offered as of 3/02) will differ.


32



                                                 PORTFOLIO MANAGER
                                                 -----------------------------
                                                 Thomas M. Byron
                                                 Van Kampen Asset Management


in yields between AAA and BBB-rated bonds decreased for 20-year bonds. As a result, sectors with heavy exposure to lower-rated debt, such as hospitals and industrial revenue bonds, posted higher total returns than sectors dominated by higher-rated debt.

The Fund's duration remained slightly shorter than the benchmark due to the historical steepness of the yield curve. This shorter duration hindered the Fund's performance.

The portfolio's overall credit quality remained unchanged with the percentage of Aa-rated and higher securities at 91.8% at the end of the period.(6) The high quality and liquidity of the portfolio positively impacted performance during most of the period. Adjustments to sector concentrations included increases in the transportation, water and sewer, and power sectors, along with decreases in the general purpose and general obligation sectors.

Our outlook is for the Fed to maintain its measured pace of monetary tightening through the remainder of 2004 and into 2005. Market consensus expects the federal funds rate to be around 4% by the end of 2005, which would be 2.25 percentage points higher than its level as of October 31, 2004. We believe a likely result will be a flattening of the municipal yield curve. Yields are hovering near historical lows partly due to modest increases in inflation. However, strong global demand, higher commodity prices, and a weaker dollar are factors that increase the risk of inflation and higher yields. To offset this risk, we will continue to keep the Fund's duration lower than that of its benchmark.


FUND CHARACTERISTICS
AS OF OCTOBER 31, 2004
------------------------------------------------------
Weighted Average Maturity (Years):     10.1
Weighted Average Duration (Years):     7.5
Turnover:                              25%
Number of Securities:                  132
Total Net Assets:                      $223.8 million

PORTFOLIO COMPOSITION(5),(6)
As of                                   As of       As of
10/31/04                              10/31/04     10/31/03     Change
------------------------------------------------------------------------
[PIE CHART]        Aaa                   73%          70%         +3%
                   Aa                    19%          23%         -4%
                   A                      4%           3%         +1%
                   Baa                    2%           3%         -1%
                   Ba or lower            1%           0%         +1%
                   Not Rated/Other        1%           1%          0%

(5)  May not reflect the current portfolio composition.

(6) Ratings are provided by Moody's Investors Service (Moody's). If an issue is not rated by Moody's, its Standard & Poor's rating is converted to the equivalent Moody's rating and incorporated (non-rated issues are not classified by either rating service). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest.

                                                                          33




California Municipal Fund

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

     2003     +3.70%
     2002     +8.87%
     2001     +4.05%
     2000    +12.97%
     1999     -4.53%
     1998     +6.09%
     1997    +10.30%
     1996     +4.42%
     1995    +18.09%
     1994     -8.61%


INVESTMENT STRATEGY

The municipal market during this fiscal year was marked by two periods of steadily declining yields separated by a significant sell-off. Yields fell until March, when they reversed direction and increased as bond prices fell. These losses were steepest in April, as a surprisingly strong employment report plus signals from Federal Open Market Committee members caused investors to expect a near-term rate increase. After the Federal Reserve (the Fed) raised rates in June, it indicated that it planned to gradually alter its accommodative monetary policy. Yields also declined from May through the end of the period as the market digested the Fed's new stance.

California's credit rating continued its roller coaster ride. In December 2003, Moody's downgraded the state's bonds from a rating of A3 to Baa1, while Standard and Poor's lowered its California bond rating from A to BBB. In May 2004, California sold $7 billion in economic recovery bonds, which were well-received in the market. Subsequently, Moody's upgraded California bonds from Baa1 to A3, while Standard and Poor's later raised its rating on California general

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge or at maximum offering price reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. A portion of the Fund's income may be subject to state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                         1 Year    5 Year    10 Year     Since Inception     Inception Date
------------------------------------------------------------------------------------------------------------
Class A Shares     Net Asset Value(2)     6.25%     6.74%     6.57%           6.47%             7/25/89
                   With Sales Charge      1.46%     5.76%     6.09%           6.15%

Class B Shares     Net Asset Value(2)     5.47%     5.95%     5.94%           5.60%              7/1/94
                   With Sales Charge      0.47%     5.63%     5.94%           5.60%

Class C Shares     Net Asset Value(2)     5.46%       --        --            4.55%              3/1/02
                   With Sales Charge      4.46%       --        --            4.55%

Lehman Brothers Municipal Bond Index(3)   6.02%     7.18%     7.05%           7.02%

[VALUE OF A $10,000 INVESTMENT(1),(4) OCTOBER 31, 1994 - OCTOBER 31, 2004
GRAPH]

-------------------------------------------------------------------
                         CLASS A   CLASS A SHARES  LEHMAN BROTHERS
                         SHARES     WITH MAXIMUM   MUNICIPAL BOND
        DATE            AT NAV(2)   SALES CHARGE      INDEX(3)
-------------------------------------------------------------------
       Oct-94            10,000         9,550        10,000
       Nov-94             9,751         9,313         9,819
       Dec-94             9,912         9,466        10,035
       Jan-95            10,245         9,784        10,322
       Feb-95            10,559        10,084        10,622
       Mar-95            10,681        10,201        10,745
       Apr-95            10,702        10,221        10,757
       May-95            11,041        10,544        11,101
       Jun-95            10,908        10,417        11,004
       Jul-95            10,960        10,467        11,109
       Aug-95            11,096        10,597        11,250
       Sep-95            11,179        10,676        11,321
       Oct-95            11,357        10,846        11,485
       Nov-95            11,568        11,047        11,675
       Dec-95            11,705        11,178        11,787
       Jan-96            11,758        11,229        11,877
       Feb-96            11,693        11,167        11,796
       Mar-96            11,521        11,002        11,645
       Apr-96            11,509        10,991        11,613
       May-96            11,509        10,991        11,608
       Jun-96            11,606        11,084        11,734
       Jul-96            11,726        11,198        11,841
       Aug-96            11,770        11,240        11,839
       Sep-96            11,924        11,387        12,005
       Oct-96            12,056        11,514        12,140
       Nov-96            12,256        11,705        12,362
       Dec-96            12,222        11,672        12,311
       Jan-97            12,244        11,693        12,334
       Feb-97            12,344        11,789        12,447
       Mar-97            12,218        11,669        12,282
       Apr-97            12,309        11,755        12,385
       May-97            12,469        11,908        12,571
       Jun-97            12,630        12,061        12,705
       Jul-97            13,022        12,436        13,057
       Aug-97            12,917        12,336        12,935
       Sep-97            13,068        12,480        13,088
       Oct-97            13,161        12,569        13,172
       Nov-97            13,266        12,669        13,250
       Dec-97            13,478        12,872        13,443
       Jan-98            13,584        12,972        13,582
       Feb-98            13,601        12,989        13,586
       Mar-98            13,601        12,989        13,598
       Apr-98            13,537        12,928        13,537
       May-98            13,753        13,134        13,751
       Jun-98            13,797        13,176        13,804
       Jul-98            13,806        13,185        13,839
       Aug-98            14,012        13,381        14,053
       Sep-98            14,215        13,575        14,229
       Oct-98            14,185        13,547        14,229
       Nov-98            14,252        13,611        14,279
       Dec-98            14,296        13,653        14,315
       Jan-99            14,459        13,808        14,485
       Feb-99            14,403        13,755        14,421
       Mar-99            14,427        13,778        14,441
       Apr-99            14,436        13,786        14,478
       May-99            14,332        13,687        14,394
       Jun-99            14,085        13,452        14,186
       Jul-99            14,146        13,509        14,237
       Aug-99            13,932        13,305        14,123
       Sep-99            13,916        13,289        14,129
       Oct-99            13,637        13,024        13,977
       Nov-99            13,774        13,154        14,125
       Dec-99            13,650        13,035        14,019
       Jan-00            13,553        12,943        13,958
       Feb-00            13,771        13,151        14,120
       Mar-00            14,128        13,492        14,430
       Apr-00            14,027        13,396        14,344
       May-00            13,929        13,302        14,270
       Jun-00            14,329        13,684        14,648
       Jul-00            14,568        13,913        14,852
       Aug-00            14,890        14,220        15,080
       Sep-00            14,787        14,122        15,002
       Oct-00            14,906        14,235        15,165
       Nov-00            15,009        14,333        15,281
       Dec-00            15,418        14,724        15,658
       Jan-01            15,440        14,745        15,813
       Feb-01            15,497        14,800        15,864
       Mar-01            15,616        14,914        16,007
       Apr-01            15,352        14,662        15,834
       May-01            15,527        14,829        16,005
       Jun-01            15,604        14,901        16,112
       Jul-01            15,853        15,140        16,350
       Aug-01            16,288        15,555        16,620
       Sep-01            16,234        15,503        16,564
       Oct-01            16,398        15,660        16,752
       Nov-01            16,242        15,511        16,612
       Dec-01            16,045        15,323        16,454
       Jan-02            16,269        15,536        16,739
       Feb-02            16,443        15,703        16,941
       Mar-02            16,079        15,356        16,609
       Apr-02            16,390        15,652        16,933
       May-02            16,540        15,796        17,036
       Jun-02            16,674        15,924        17,217
       Jul-02            16,869        16,110        17,439
       Aug-02            17,139        16,368        17,648
       Sep-02            17,633        16,839        18,035
       Oct-02            17,150        16,378        17,735
       Nov-02            17,146        16,375        17,661
       Dec-02            17,470        16,684        18,033
       Jan-03            17,301        16,522        17,988
       Feb-03            17,540        16,750        18,240
       Mar-03            17,569        16,779        18,251
       Apr-03            17,736        16,938        18,372
       May-03            18,109        17,294        18,802
       Jun-03            17,935        17,128        18,721
       Jul-03            17,216        16,441        18,065
       Aug-03            17,405        16,622        18,201
       Sep-03            17,830        17,028        18,736
       Oct-03            17,784        16,983        18,642
       Nov-03            18,004        17,194        18,836
       Dec-03            18,117        17,302        18,993
       Jan-04            18,183        17,364        19,101
       Feb-04            18,517        17,684        19,389
       Mar-04            18,391        17,563        19,321
       Apr-04            17,924        17,117        18,864
       May-04            17,877        17,073        18,796
       Jun-04            17,974        17,165        18,863
       Jul-04            18,220        17,400        19,110
       Aug-04            18,597        17,760        19,493
       Sep-04            18,696        17,854        19,596
       Oct-04            18,895        18,045        19,764

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees, which may include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

(3) The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 7/31/89. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 7/94) and C shares (offered as of 3/02) will differ.

                                                 PORTFOLIO MANAGER
                                                 -----------------------------
                                                 Joseph A. Piraro
                                                 Van Kampen Asset Management


obligation (GO) bonds from BBB to A. Holdings in GOs benefited Fund performance as credit spreads went from historical highs to more normal relationships.

Lower-quality municipal bonds also performed well in this environment, as the difference in yields between AAA and BBB-rated issues decreased for 20-year bonds.

Our strategy during this period was to keep Fund duration slightly shorter than the benchmark due to the historical steepness of the yield curve.

Through October 2004, approximately 65% of new issues in the state were insured bonds. The Fund maintained its credit rating mix, with insured holdings remaining at 65%. (Insurance applies only to the timely repayment of principal and interest of the underlying securities and does not protect the market value of the Fund.) We increased exposure to insured GOs, insured general purpose, and transportation holdings, while we decreased exposure to insured industrial development holdings. Looking forward, we plan to emphasize the essential services sector, which is currently in strong demand.

Our outlook is for the Fed to maintain its measured pace of monetary tightening through the remainder of 2004 and into 2005. We believe a likely result will be a flattening of the municipal yield curve. Yields are hovering near historical lows partly due to modest increases in inflation. However, strong global demand, higher commodity prices, and a weaker dollar are factors that increase the risk of inflation and higher yields. To offset this risk, we will continue to keep the Fund's duration lower than that of its benchmark.


FUND CHARACTERISTICS
AS OF OCTOBER 31, 2004
-------------------------------------------------------
Weighted Average Maturity (Years):     10.8
Weighted Average Duration (Years):     7.8
Turnover:                              27%
Number of Securities:                  177
Total Net Assets:                      $433.4 million


PORTFOLIO COMPOSITION(5),(6)
As of                                    As of      As of
10/31/04                               10/31/04   10/31/03        Change
--------------------------------------------------------------------------
[PIE CHART]      Aaa                      68%        71%           -3%
                 Aa                        4%         3%           +1%
                 A                         9%         7%           +2%
                 Baa                      11%        10%           +1%
                 Ba                        0%         1%           -1%
                 Not Rated/Other           8%         8%            0%

(5)  May not reflect the current portfolio composition.

(6) Ratings are provided by Moody's Investors Service (Moody's). If an issue is not rated by Moody's, its Standard & Poor's rating is converted to the equivalent Moody's rating and incorporated (non-rated issues are not classified by either rating service). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest.

California Insured Intermediate Municipal Fund


ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

     2003     +3.58%
     2002     +9.28%
     2001     +4.79%
     2000     +9.46%
     1999     -0.83%
     1998     +5.26%
     1997     +7.14%
     1996     +3.91%
     1995    +16.45%

INVESTMENT STRATEGY

The municipal market during this fiscal year was marked by two periods of steadily declining yields separated by a significant sell-off. Yields fell until March, when they reversed direction and increased as bond prices fell. These losses were steepest in April, as a surprisingly strong employment report plus signals from Federal Open Market Committee members caused investors to expect a near-term rate increase. After the Federal Reserve (the Fed) raised rates in June, it indicated that it planned to gradually alter its accommodative monetary policy. Yields also declined from May through the end of the period as the market digested the Fed's new stance.

Unusually, longer-maturity securities outperformed during this period of Fed tightening. The typical pattern in such periods is for yields to rise across all maturities. During this fiscal year, however, yields of shorter maturity bonds rose while those of longer maturity bonds declined slightly.

California's credit rating continued its roller coaster ride. In December 2003, Moody's downgraded the state's bonds from a rating of A3 to Baa1, while Standard and Poor's

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge or at maximum offering price reflects the maximum sales charge noted above.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. A portion of the Fund's income may be subject to state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                         1 Year     5 Year   10 Year     Since Inception     Inception Date
------------------------------------------------------------------------------------------------------------
Class A Shares     Net Asset Value(2)     4.02%     5.94%     6.06%           5.90%              4/4/94
                   With Sales Charge     -0.62%     4.96%     5.57%           5.44%

Class B Shares     Net Asset Value(2)     3.24%     5.15%     5.42%           5.20%              7/1/94
                   With Sales Charge     -1.76%     4.82%     5.42%           5.20%

Class C Shares     Net Asset Value(2)     3.24%       --        --            3.87%              3/1/02
                   With Sales Charge      2.24%       --        --            3.87%

Lehman Brothers Municipal Bond Index(3)   6.02%     7.18%     7.05%           6.65%

[VALUE OF A $10,000 INVESTMENT(1),(4) OCTOBER 31, 1994 - OCTOBER 31, 2004
GRAPH]

-------------------------------------------------------------------
                         CLASS A   CLASS A SHARES  LEHMAN BROTHERS
                         SHARES     WITH MAXIMUM   MUNICIPAL BOND
        DATE            AT NAV(2)   SALES CHARGE      INDEX(3)
-------------------------------------------------------------------
       Oct-94            10,000         9,550         10,000
       Nov-94             9,860         9,417          9,819
       Dec-94             9,995         9,545         10,035
       Jan-95            10,282         9,819         10,322
       Feb-95            10,602        10,125         10,622
       Mar-95            10,717        10,235         10,745
       Apr-95            10,719        10,237         10,757
       May-95            11,053        10,555         11,101
       Jun-95            10,919        10,428         11,004
       Jul-95            11,057        10,560         11,109
       Aug-95            11,227        10,722         11,250
       Sep-95            11,302        10,794         11,321
       Oct-95            11,441        10,926         11,485
       Nov-95            11,590        11,069         11,675
       Dec-95            11,639        11,115         11,787
       Jan-96            11,747        11,219         11,877
       Feb-96            11,727        11,199         11,796
       Mar-96            11,565        11,045         11,645
       Apr-96            11,545        11,025         11,613
       May-96            11,524        11,006         11,608
       Jun-96            11,602        11,080         11,734
       Jul-96            11,713        11,186         11,841
       Aug-96            11,725        11,197         11,839
       Sep-96            11,815        11,283         12,005
       Oct-96            11,938        11,400         12,140
       Nov-96            12,139        11,593         12,362
       Dec-96            12,093        11,549         12,311
       Jan-97            12,128        11,582         12,334
       Feb-97            12,197        11,648         12,447
       Mar-97            12,073        11,530         12,282
       Apr-97            12,131        11,585         12,385
       May-97            12,281        11,729         12,571
       Jun-97            12,409        11,851         12,705
       Jul-97            12,699        12,128         13,057
       Aug-97            12,608        12,041         12,935
       Sep-97            12,725        12,153         13,088
       Oct-97            12,774        12,199         13,172
       Nov-97            12,822        12,245         13,250
       Dec-97            12,957        12,374         13,443
       Jan-98            13,066        12,478         13,582
       Feb-98            13,086        12,498         13,586
       Mar-98            13,041        12,454         13,598
       Apr-98            12,981        12,397         13,537
       May-98            13,164        12,571         13,751
       Jun-98            13,187        12,594         13,804
       Jul-98            13,224        12,629         13,839
       Aug-98            13,433        12,829         14,053
       Sep-98            13,641        13,028         14,229
       Oct-98            13,641        13,028         14,229
       Nov-98            13,652        13,038         14,279
       Dec-98            13,637        13,024         14,315
       Jan-99            13,785        13,164         14,485
       Feb-99            13,725        13,108         14,421
       Mar-99            13,746        13,127         14,441
       Apr-99            13,753        13,134         14,478
       May-99            13,685        13,070         14,394
       Jun-99            13,502        12,894         14,186
       Jul-99            13,579        12,968         14,237
       Aug-99            13,564        12,954         14,123
       Sep-99            13,610        12,998         14,129
       Oct-99            13,490        12,883         13,977
       Nov-99            13,616        13,003         14,125
       Dec-99            13,525        12,916         14,019
       Jan-00            13,521        12,912         13,958
       Feb-00            13,645        13,031         14,120
       Mar-00            13,854        13,230         14,430
       Apr-00            13,794        13,173         14,344
       May-00            13,764        13,144         14,270
       Jun-00            14,082        13,448         14,648
       Jul-00            14,254        13,612         14,852
       Aug-00            14,466        13,815         15,080
       Sep-00            14,392        13,745         15,002
       Oct-00            14,484        13,833         15,165
       Nov-00            14,549        13,895         15,281
       Dec-00            14,803        14,137         15,658
       Jan-01            15,008        14,333         15,813
       Feb-01            15,014        14,339         15,864
       Mar-01            15,080        14,402         16,007
       Apr-01            14,880        14,210         15,834
       May-01            15,047        14,369         16,005
       Jun-01            15,155        14,473         16,112
       Jul-01            15,337        14,647         16,350
       Aug-01            15,631        14,928         16,620
       Sep-01            15,639        14,935         16,564
       Oct-01            15,791        15,080         16,752
       Nov-01            15,652        14,947         16,612
       Dec-01            15,514        14,816         16,454
       Jan-02            15,767        15,057         16,739
       Feb-02            15,942        15,225         16,941
       Mar-02            15,594        14,893         16,609
       Apr-02            15,909        15,193         16,933
       May-02            16,064        15,341         17,036
       Jun-02            16,171        15,444         17,217
       Jul-02            16,398        15,660         17,439
       Aug-02            16,624        15,876         17,648
       Sep-02            17,013        16,247         18,035
       Oct-02            16,596        15,849         17,735
       Nov-02            16,641        15,892         17,661
       Dec-02            16,952        16,189         18,033
       Jan-03            16,788        16,032         17,988
       Feb-03            16,998        16,233         18,240
       Mar-03            16,999        16,234         18,251
       Apr-03            17,135        16,364         18,372
       May-03            17,487        16,700         18,802
       Jun-03            17,329        16,549         18,721
       Jul-03            16,820        16,063         18,065
       Aug-03            16,990        16,225         18,201
       Sep-03            17,358        16,577         18,736
       Oct-03            17,311        16,532         18,642
       Nov-03            17,479        16,693         18,836
       Dec-03            17,562        16,771         18,993
       Jan-04            17,605        16,813         19,101
       Feb-04            17,868        17,064         19,389
       Mar-04            17,705        16,908         19,321
       Apr-04            17,303        16,525         18,864
       May-04            17,302        16,523         18,796
       Jun-04            17,362        16,581         18,863
       Jul-04            17,569        16,778         19,110
       Aug-04            17,839        17,036         19,493
       Sep-04            17,898        17,093         19,596
       Oct-04            18,008        17,198         19,764

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees, which may include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

(3) The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Returns shown for the index assume reinvestment of all dividends and distributions, and since-inception returns shown for the index are calculated from 3/31/94. Indices are unmanaged, and individuals cannot invest directly in an index.

(4) Performance of Class B shares (offered as of 7/94) and C shares (offered as of 3/02) will differ.

                                                 PORTFOLIO MANAGER
                                                 -----------------------------
                                                 Joseph A. Piraro
                                                 Van Kampen Asset Management


lowered its California bond rating from A to BBB. In May 2004, California sold $7 billion in economic recovery bonds, which were well-received in the market. Subsequently, Moody's upgraded California bonds from Baa1 to A3, while Standard and Poor's later raised its rating on California general obligation (GO) bonds from BBB to A. Holdings in GOs benefited Fund performance as credit spreads went from historical highs to more normal relationships.

Through October 2004, approximately 65% of new issues in the state were insured bonds. The percentage of insured California municipal obligations within the Fund was well over the Fund's 80% requirement. (Insurance applies only to the timely repayment of principal and interest of the underlying securities and does not protect the market value of the Fund.) During the period, the Fund added to Aaa-rated holdings.(6) We increased exposure to insured securities in the general purpose, water and sewer, and education sectors, while we decreased holdings in insured GOs. Looking forward, we plan to emphasize the essential services sector, which is currently in strong demand.

Our outlook is for the Fed to maintain its measured pace of monetary tightening through the remainder of 2004 and into 2005. We believe a likely result will be a flattening of the municipal yield curve. Yields are hovering near historical lows partly due to modest increases in inflation. However, strong global demand, higher commodity prices, and a weaker dollar are factors that increase the risk of inflation and higher yields. To offset this risk, we will continue to keep the Fund's duration lower than that of its benchmark.


FUND CHARACTERISTICS
AS OF OCTOBER 31, 2004
-------------------------------------------------------
Weighted Average Maturity (Years):     6.5
Weighted Average Duration (Years):     5.3
Turnover:                              37%
Number of Securities:                  97
Total Net Assets:                      $146.0 million

PORTFOLIO COMPOSITION(5),(6)
As of                              As of        As of
10/31/04                         10/31/04     10/31/03     Change
------------------------------------------------------------------
[PIE CHART]      Aaa                95%         96%         -1%
                 Aa                  2%          1%         +1%
                 Baa                 2%          2%          0%
                 Not Rated           1%          1%          0%

(5)  May not reflect the current portfolio composition.

(6) Ratings are provided by Moody's Investors Service (Moody's). If an issue is not rated by Moody's, its Standard & Poor's rating is converted to the equivalent Moody's rating and incorporated (non-rated issues are not classified by either rating service). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest.

Money Funds


FEDERAL RESERVE POLICIES: REVIEW & OUTLOOK

Because money market investments are closely tied to the federal funds rate, the actions of the Federal Reserve (the Fed) have a substantial impact on the performance of the WM Money Funds. After keeping interest rates steady for one year, the Fed raised its target rate from 1.00% to 1.25% on June 30, 2004. Following the expectations of many economists and investors, the Fed continued raising rates by 0.25% increments in August and September, as well as in November (to 2.00%) after the fiscal year ended. The Fed continues to state that additional rate hikes will be implemented at a measured pace, depending on changes in economic conditions. The futures market is now predicting a 25 basis point rate hike in December 2004, and another in February or March 2005.


Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. For shares of the Money Market Fund, a contingent deferred sales charge may apply as follows: Class B shares: 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. A portion of the Tax-Exempt Money Market and California Money Funds' income may be subject to state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors.

The 7-day simple yield more closely reflects current Fund earnings than the total return data.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2004
                                                                          Since Inception
                                         1 Year    5 Year    10 Year     of Class C Shares     Inception Date
--------------------------------------------------------------------------------------------------------------
Money Market Fund
Class A Shares     Net Asset Value(2)     0.74%     2.61%     3.77%            N/A                11/19/79

Class B Shares     Net Asset Value(2)     0.06%     1.67%     2.97%            N/A                  5/2/94
                   With Sales Charge     -4.95%     1.29%     2.97%            N/A

Class C Shares     Net Asset Value(2)     0.06%       --        --            0.11%                 3/1/02
                   With Sales Charge     -0.94%       --        --            0.11%

Tax-Exempt Money Market Fund
Class A Shares     Net Asset Value(2)     0.39%     1.57%     2.38%            N/A                 1/28/88

California Money Fund
Class A Shares     Net Asset Value(2)     0.57%     1.41%     2.06%            N/A                 7/10/89

FUND YIELDS AND AVERAGE MATURITY(3) AS OF OCTOBER 31, 2004
                                   7-Day               7-Day              Weighted
                               Simple Yield       Effective Yield     Average Maturity
                             (Class A Shares)     (Class A Shares)         (Days)
---------------------------------------------------------------------------------------
Money Market Fund                  1.23%               1.24%                 41
Tax-Exempt Money Market Fund       0.93%               0.94%                 30
California Money Fund              1.09%               1.10%                 33

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects investment advisory fees, which may include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Performance results benefited from an agreement between WM Advisors and its affiliates to limit the Funds' expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) The 7-day simple yield is calculated based on the income generated by an investment in the Fund over a 7-day period and is expressed as an annual percentage rate. The 7-day effective yield is calculated similarly to the 7-day simple yield but assumes that income earned from the Fund's investments is reinvested and compounded.

                                                      PORTFOLIO MANAGER
                                                      ------------------------
                                                      Scott J. Peterson, CFA
                                                      WM Advisors, Inc.


MONEY MARKET FUND

During this fiscal year, the Fund's 7-day simple yield (annualized) increased from 0.58% on October 31, 2003 to 1.23% on October 31, 2004 as the Fed increased its target rate from 1.00% to 1.75% during the period. Some of the difference between the Fund's yield and the Fed's target rate was due to Fund expenses. The Fund's assets decreased substantially from $817 million on October 31, 2003 to $683 million on October 31, 2004, due to shareholder redemptions.

TAX-EXEMPT MONEY MARKET FUND

During this fiscal year, the Fund's 7-day simple yield (annualized) increased from 0.38% on October 31, 2003 to 0.93% on October 31, 2004 as the Fed increased its target rate from 1.00% to 1.75% during the period. Some of the difference between the Fund's yield and the Fed's target rate was due to Fund expenses. The Fund's assets decreased from $30 million on October 31, 2003 to $27 million on October 31, 2004, due to shareholder redemptions.


CALIFORNIA MONEY FUND

During this fiscal year, the Fund's 7-day simple yield (annualized) increased from 0.40% on October 31, 2003 to 1.09% on October 31, 2004 as the Fed increased its target rate from 1.00% to 1.75% during the period. Some of the difference between the Fund's yield and the Fed's target rate was due to Fund expenses. The Fund's assets decreased substantially from $25 million on October 31, 2003 to $20 million on October 31, 2004, due to shareholder redemptions.

MONEY MARKET FUND PORTFOLIO COMPOSITION(4)
                                             As of
                                           10/31/04
------------------------------------------------------
Corporate Bonds and Notes                     34%
Taxable Municipal Bonds                       29%
Medium Term Notes                             14%
Commercial Paper (Domestic and Yankee)         9%
U.S. Government Agency Obligations             9%
Other                                          5%

TAX-EXEMPT MONEY MARKET FUND PORTFOLIO COMPOSITION(4)
                                             As of
                                            10/31/04
------------------------------------------------------
Washington                                    13%
Arizona                                        8%
California                                     8%
Illinois                                       7%
Tennessee                                      7%
Ohio                                           6%
Florida                                        5%
Kansas                                         4%
Kentucky                                       4%
Texas                                          4%
Colorado                                       3%
Georgia                                        3%
Hawaii                                         3%
Nevada                                         3%
North Dakota                                   3%
New Jersey                                     2%
Oklahoma                                       2%
Oregon                                         2%
Utah                                           2%
Other                                         11%

CALIFORNIA MONEY FUND PORTFOLIO COMPOSITION(4)
                                             As of
                                            10/31/04
------------------------------------------------------
California                                    94%
Other California Money Market Funds            2%
Puerto Rico                                    1%
Other                                          3%

(4)  May not reflect the current portfolio composition.

          Expense Information
------------------------------------------------------------------------------

          WM GROUP OF FUNDS
------------------------------------------------------------------------------

As a shareholder of the REIT Fund, Equity Income Fund, Growth & Income Fund, West Coast Equity Fund, Mid Cap Stock Fund, Growth Fund, Small Cap Value
Fund, Small Cap Growth Fund, International Growth Fund, Short Term Income Fund, U.S. Government Securities Fund, High Yield Fund, Tax-Exempt Bond
Fund, California Municipal Fund, California Insured Intermediate Municipal Fund, Money Market Fund, Tax-Exempt Money Market Fund or California Money Fund (the "Funds"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A and, if applicable, contingent deferred sales charges on redemption of shares and redemption fees and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2004 to October 31, 2004.

Actual Expenses:
The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses (rather than each Fund's actual rate of return). The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, the cost shown would have been higher.

                                                                                  Hypothetical
                                   Actual Expenses                         (5% Return Before Expenses)
                       -----------------------------------------    -----------------------------------------
                                                      Expenses                                    Expenses
                        Beginning      Ending        Paid During    Beginning       Ending       Paid During
                         Account       Account         Period*       Account        Account        Period*
                          Value        Value         05/01/2004-      Value          Value        05/01/2004-     Expense
                       05/01/2004    10/31/2004      10/31/2004     05/01/2004     10/31/2004     10/31/2004       Ratio
                       ----------    ----------      ----------     ----------     ----------     ----------      -------
REIT Fund
Class A                  $1,000        $1,235          $ 7.42         $1,000         $1,019         $ 6.70         1.32%
Class B                   1,000         1,230           11.66          1,000          1,015          10.53         2.08%
Class C                   1,000         1,231           11.05          1,000          1,015           9.98         1.97%
Class I                   1,000         1,238            4.78          1,000          1,021           4.32         0.85%
Equity Income Fund
Class A                  $1,000        $1,064          $ 4.72         $1,000         $1,021         $ 4.62         0.91%
Class B                   1,000         1,059            9.27          1,000          1,016           9.07         1.79%
Class C                   1,000         1,060            8.75          1,000          1,017           8.57         1.69%
Class I                   1,000         1,066            3.06          1,000          1,022           3.00         0.59%
Growth & Income Fund
Class A                  $1,000        $1,000          $ 4.48         $1,000         $1,021         $ 4.52         0.89%
Class B                   1,000           995            9.43          1,000          1,016           9.53         1.88%
Class C                   1,000           996            9.28          1,000          1,016           9.37         1.85%
Class I                   1,000         1,002            2.87          1,000          1,022           2.90         0.57%
West Coast Equity Fund
Class A                  $1,000        $1,047          $ 4.84         $1,000         $1,020         $ 4.77         0.94%
Class B                   1,000         1,042            9.60          1,000          1,016           9.48         1.87%
Class C                   1,000         1,042            9.29          1,000          1,016           9.17         1.81%
Class I                   1,000         1,048            3.14          1,000          1,022           3.10         0.61%
Mid Cap Stock Fund
Class A                  $1,000        $1,033          $ 5.77         $1,000         $1,019         $ 5.74         1.13%
Class B                   1,000         1,028           10.70          1,000          1,015          10.63         2.10%
Class C                   1,000         1,028           10.20          1,000          1,015          10.13         2.00%
Class I                   1,000         1,035            4.09          1,000          1,021           4.06         0.80%

40





          Expense Information (continued)
------------------------------------------------------------------------------

          WM GROUP OF FUNDS
------------------------------------------------------------------------------

                                                                                          Hypothetical
                                           Actual Expenses                         (5% Return Before Expenses)
                               -----------------------------------------    -----------------------------------------
                                                              Expenses                                    Expenses
                                Beginning      Ending        Paid During    Beginning       Ending       Paid During
                                 Account       Account         Period*       Account        Account        Period*
                                  Value        Value         05/01/2004-      Value          Value        05/01/2004-     Expense
                               05/01/2004    10/31/2004      10/31/2004     05/01/2004     10/31/2004     10/31/2004       Ratio
                               ----------    ----------      ----------     ----------     ----------     ----------      -------

Growth Fund
Class A                          $1,000        $1,015          $ 7.19         $1,000         $1,018         $ 7.20         1.42%
Class B                           1,000         1,010           11.77          1,000          1,013          11.79         2.33%
Class C                           1,000         1,011           10.82          1,000          1,014          10.84         2.14%
Class I                           1,000         1,017            4.36          1,000          1,021           4.37         0.86%
Small Cap Value Fund
Class A                          $1,000        $1,116          $ 6.97         $1,000         $1,019         $ 6.65         1.31%
Class B                           1,000         1,110           11.82          1,000          1,014          11.29         2.23%
Class C                           1,000         1,112           11.20          1,000          1,015          10.68         2.11%
Class I                           1,000         1,117            5.00          1,000          1,020           4.77         0.94%
Small Cap Growth Fund
Class A                          $1,000        $  931          $ 7.18         $1,000         $1,018         $ 7.51         1.48%
Class B                           1,000           926           12.54          1,000          1,012          13.10         2.59%
Class C                           1,000           928           11.44          1,000          1,013          11.94         2.36%
Class I                           1,000           934            4.71          1,000          1,020           4.93         0.97%
International Growth Fund
Class A                          $1,000        $1,031          $ 7.45         $1,000         $1,018         $ 7.41         1.46%
Class B                           1,000         1,026           13.09          1,000          1,012          13.00         2.57%
Class C                           1,000         1,026           12.12          1,000          1,013          12.04         2.38%
Class I                           1,000         1,033            5.06          1,000          1,020           5.03         0.99%
Short Term Income Fund
Class A                          $1,000        $1,017          $ 4.21         $1,000         $1,021         $ 4.22         0.83%
Class B                           1,000         1,013            7.99          1,000          1,017           8.01         1.58%
Class C                           1,000         1,013            7.99          1,000          1,017           8.01         1.58%
Class I                           1,000         1,018            2.94          1,000          1,022           2.95         0.58%
U.S. Government Securities Fund
Class A                          $1,000        $1,033          $ 4.70         $1,000         $1,021         $ 4.67         0.92%
Class B                           1,000         1,029            8.36          1,000          1,017           8.31         1.64%
Class C                           1,000         1,029            8.21          1,000          1,017           8.16         1.61%
Class I                           1,000         1,035            2.81          1,000          1,022           2.80         0.55%
Income Fund
Class A                          $1,000        $1,045          $ 4.73         $1,000         $1,021         $ 4.67         0.92%
Class B                           1,000         1,042            8.42          1,000          1,017           8.31         1.64%
Class C                           1,000         1,042            8.42          1,000          1,017           8.31         1.64%
Class I                           1,000         1,047            2.88          1,000          1,022           2.85         0.56%
High Yield Fund
Class A                          $1,000        $1,069          $ 4.78         $1,000         $1,021         $ 4.67         0.92%
Class B                           1,000         1,065            8.72          1,000          1,017           8.52         1.68%
Class C                           1,000         1,065            8.67          1,000          1,017           8.47         1.67%
Class I                           1,000         1,070            3.17          1,000          1,022           3.10         0.61%
Tax-Exempt Bond Fund
Class A                          $1,000        $1,048          $ 4.79         $1,000         $1,020         $ 4.72         0.93%
Class B                           1,000         1,044            8.58          1,000          1,017           8.47         1.67%
Class C                           1,000         1,044            8.58          1,000          1,017           8.47         1.67%
California Municipal Fund
Class A                          $1,000        $1,003          $ 4.28         $1,000         $1,021         $ 4.32         0.85%
Class B                           1,000         1,054            8.26          1,000          1,017           8.11         1.60%
Class C                           1,000         1,050            8.25          1,000          1,017           8.11         1.60%
California Insured Intermediate
Municipal Fund
Class A                          $1,000        $1,041          $ 4.36         $1,000         $1,021         $ 4.32         0.85%
Class B                           1,000         1,037            8.24          1,000          1,017           8.16         1.61%
Class C                           1,000         1,037            8.24          1,000          1,017           8.16         1.61%
Money Market Fund
Class A                          $1,000        $1,004          $ 2.83         $1,000         $1,022         $ 2.85         0.57%
Class B                           1,000         1,000            6.88          1,000          1,018           6.94         1.39%
Class C                           1,000         1,000            6.97          1,000          1,018           7.03         1.41%
Class I                           1,000         1,005            2.58          1,000          1,022           2.60         0.52%
Tax-Exempt Money Market Fund
Class A                          $1,000        $1,002          $ 3.91         $1,000         $1,021         $ 3.95         0.79%
California Money Fund
Class A                          $1,000        $1,003          $ 2.87         $1,000         $1,022         $ 2.90         0.58%

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 366 days in the year (to reflect the one-half year period).

          Financial Statements:

          Portfolio of Investments
------------------------------------------------------------------------------
          REIT FUND
          October 31, 2004
     -------------------------------------------------------------------------

                                                             Value
  Shares                                                     (000s)
  ------                                                     ------

REAL ESTATE INVESTMENT TRUSTS - 88.0%
   Diversified - 4.2%
   163,000     iStar Financial Inc.                        $    6,751
   110,000     Vornado Realty Trust                             7,392
                                                           ----------
               Total Diversified                               14,143
                                                           ----------

   Health Care - 4.2%
   280,000     Health Care Property Investors, Inc.             7,792
   154,000     Healthcare Realty Trust, Inc.                    6,214
                                                           ----------
               Total Health Care                               14,006
                                                           ----------

   Industrial/Office - 26.4%
     Industrial   6.4%
   166,200     AMB Property Corporation                         6,232
    92,200     CenterPoint Properties Trust                     4,269
   281,000     ProLogis                                        10,953
                                                           ----------
                                                               21,454
                                                           ----------

     Mixed - 1.7%
   168,000     Duke Realty Corporation                          5,729
                                                           ----------

     Office - 18.3%
   157,000     Alexandria Real Estate Equities, Inc.           10,370
   143,000     Arden Realty, Inc.                               4,873
   126,000     Boston Properties, Inc.                          7,525
   180,000     CarrAmerica Realty Corporation                   5,801
   475,000     Corporate Office Properties Trust               13,025
   462,000     Equity Office Properties Trust                  12,991
   125,000     SL Green Realty Corporation                      6,853
                                                           ----------
                                                               61,438
                                                           ----------
               Total Industrial/Office                         88,621
                                                           ----------

   Lodging/Resorts - 5.2%
   400,000     Equity Inns Inc.                                 3,800
   110,500     FelCor Lodging Trust, Inc.+                      1,284
   195,000     Hospitality Properties Trust                     8,356
   283,500     Host Marriott Corporation+                       4,125
                                                           ----------
               Total Lodging/Resorts                           17,565
                                                           ----------

   Mortgage/Financial - 2.4%
   215,300     Annaly Mortgage Management, Inc.                 3,871
   122,000     Friedman, Billings, Ramsey Group, Inc.,
                 Class A                                        2,091
    34,500     Redwood Trust, Inc.                              2,076
                                                           ----------
               Total Mortgage/Financial                         8,038
                                                           ----------

   Residential - 12.5%
     Apartments - 12.5%
   275,000     Apartment Investment & Management
                 Company, Class A                              10,090
   151,000     AvalonBay Communities, Inc.                      9,886
   435,000     Equity Residential                              14,507
   362,000     United Dominion Realty Trust, Inc.               7,631
                                                           ----------
               Total Residential                               42,114
                                                           ----------


                                                             Value
  Shares                                                     (000s)
  ------                                                     ------

   Retail - 25.2%
     Regional Malls - 17.8%
   475,000     General Growth Properties, Inc.             $   15,670
   237,000     Macerich Company                                14,161
   238,000     Mills Corporation                               13,197
   288,000     Simon Property Group, Inc.                      16,796
                                                           ----------
                                                               59,824
                                                           ----------

     Shopping Centers - 7.4%
   280,000     Developers Diversified Realty Corporation       11,704
   214,200     Kimco Realty Corporation                        11,685
    27,100     Pan Pacific Retail Properties, Inc.              1,535
                                                           ----------
                                                               24,924
                                                           ----------
               Total Retail                                    84,748
                                                           ----------

   Self Storage - 2.6%
   116,000     Public Storage, Inc.                             6,061
    65,000     Shurgard Storage Centers, Inc., Class A          2,581
                                                           ----------
               Total Self Storage                               8,642
                                                           ----------

   Specialty - 5.3%
   307,000     Capital Automotive REIT                          9,904
   215,000     Plum Creek Timber Company, Inc.                  7,802
                                                           ----------
               Total Specialty                                 17,706
                                                           ----------

               Total Real Estate Investment Trusts
                 (Cost $215,600)                              295,583
                                                           ----------

COMMON STOCKS - 6.1%
   Consumer Discretionary - 4.4%
     Consumer Durables & Apparel - 1.8%
   202,500     D.R. Horton, Inc.                                6,075
                                                           ----------

     Hotels, Restaurants & Leisure - 2.6%
   147,000     Harrah's Entertainment, Inc.                     8,603
                                                           ----------
               Total Consumer Discretionary                    14,678
                                                           ----------

   Financials - 1.7%
     Insurance - 1.7%
   152,700     Fidelity National Financial, Inc.                5,763
                                                           ----------

               Total Common Stocks
                 (Cost $15,575)                                20,441
                                                           ----------

RIGHTS - 0.0%++
  (Cost $0)
    47,500     General Growth Properties, Inc.,
                 Expires 11/09/2004                                 0**
                                                           ----------


42                   See Notes to Financial Statements.

------------------------------------------------------------------------------
          REIT FUND
          October 31, 2004
     -------------------------------------------------------------------------

   Principal
     Amount                                                  Value
     (000s)                                                  (000s)
   ---------                                                 ------


REPURCHASE AGREEMENT - 6.3%
  (Cost $21,302)
$  21,302      Agreement with Morgan Stanley,
                 1.770% dated 10/29/2004, to be
                 repurchased at $21,305,000 on
                 11/01/2004 (Collateralized by U.S.
                 Treasury Obligations, having various
                 interest rates and maturities,
                 market value $21,984,000)                 $   21,302
                                                           ----------

TOTAL INVESTMENTS (Cost $252,477*)  100.4%                    337,326
OTHER ASSETS AND LIABILITIES (Net)   (0.4)                     (1,314)
                                    -----                  ----------
NET ASSETS                          100.0%                 $  336,012
                                    =====                  ==========

--------
 * Aggregate cost for federal tax purposes is $252,481.
** Value of security is $0.
 + Non-income producing security.
++ Amount represents less than 0.1% of the net assets.

               See Notes to Financial Statements.                  43

          Portfolio of Investments
------------------------------------------------------------------------------
          EQUITY INCOME FUND
          October 31, 2004
     -------------------------------------------------------------------------

                                                             Value
  Shares                                                     (000s)
  ------                                                     ------

COMMON STOCKS - 84.0%
   Consumer Discretionary - 14.4%
     Automobiles & Components - 3.0%
   440,000     General Motors Corporation**                $   16,962
   400,000     Magna International Inc., Class A               29,180
                                                           ----------
                                                               46,142
                                                           ----------

     Consumer Durables & Apparel - 3.8%
   540,000     D.R. Horton, Inc.                               16,200
 1,060,000     Mattel, Inc.                                    18,561
   277,000     NIKE Inc., Class B**                            22,523
                                                           ----------
                                                               57,284
                                                           ----------

     Hotels, Restaurants & Leisure - 3.9%
   260,000     Carnival Corporation**                          13,146
   565,000     Harrah's Entertainment, Inc.**                  33,064
   475,000     McDonald's Corporation                          13,846
                                                           ----------
                                                               60,056
                                                           ----------

     Retailing - 3.7%
   395,000     May Department Stores Company                   10,294
   543,000     Neiman Marcus Group Inc., Class A               33,030
   370,000     Sears, Roebuck & Company**                      12,950
                                                           ----------
                                                               56,274
                                                           ----------
               Total Consumer Discretionary                   219,756
                                                           ----------

   Consumer Staples - 6.8%
     Food & Staples Retailing - 1.5%
   720,000     Wal-Mart de Mexico SA de CV, ADR**              23,562
                                                           ----------

     Food, Beverage & Tobacco - 4.6%
   405,000     Altria Group, Inc.                              19,626
   460,000     ConAgra Foods, Inc.                             12,144
   471,300     Diageo PLC, Sponsored ADR                       25,347
   250,000     Hershey Foods Corporation**                     12,672
                                                           ----------
                                                               69,789
                                                           ----------

     Household/Personal Care Products - 0.7%
   215,000     Procter & Gamble Company                        11,004
                                                           ----------
               Total Consumer Staples                         104,355
                                                           ----------

   Energy - 8.5%
   585,000     Baker Hughes Inc.                               25,056
   330,000     BP PLC, Sponsored ADR                           19,223
   304,000     ChevronTexaco Corporation                       16,130
   182,000     ConocoPhillips Company                          15,344
   235,000     Royal Dutch Petroleum Company (F)               12,746
   195,000     Schlumberger Ltd.                               12,273
   652,234     Valero Energy Corporation                       28,027
                                                           ----------
               Total Energy                                   128,799
                                                           ----------

                                                             Value
  Shares                                                     (000s)
  ------                                                     ------

   Financials - 23.3%
     Banks - 7.6%
   715,096     Bank of America Corporation                 $   32,029
   605,998     Countrywide Financial Corporation               19,349
   720,400     TCF Financial Corporation                       22,707
   560,000     U.S. Bancorp                                    16,022
   432,000     Wells Fargo & Company                           25,799
                                                           ----------
                                                              115,906
                                                           ----------

     Diversified Financials - 7.4%
   400,000     Allied Capital Corporation**                    10,636
   735,333     Citigroup Inc.                                  32,627
   275,000     Fannie Mae                                      19,291
   177,000     Franklin Resources, Inc.                        10,730
   385,000     JPMorgan Chase & Company                        14,861
   310,000     Morgan Stanley                                  15,838
   155,000     T. Rowe Price Group, Inc.                        8,644
                                                           ----------
                                                              112,627
                                                           ----------

     Insurance - 8.3%
   705,000     ACE Ltd.                                        26,832
   710,000     AFLAC Inc.                                      25,475
   395,000     Allstate Corporation                            18,996
   510,000     Fidelity National Financial, Inc.               19,247
   527,800     HCC Insurance Holdings, Inc.                    15,676
   290,000     XL Capital Ltd., Class A                        21,025
                                                           ----------
                                                              127,251
                                                           ----------
               Total Financials                               355,784
                                                           ----------

   Health Care - 5.4%
     Health Care Equipment & Services - 0.8%
   240,000     Becton Dickinson & Company                      12,600
                                                           ----------

     Pharmaceuticals & Biotechnology - 4.6%
   500,000     Abbott Laboratories                             21,315
   410,000     Johnson & Johnson                               23,936
   825,000     Pfizer Inc.                                     23,884
                                                           ----------
                                                               69,135
                                                           ----------
               Total Health Care                               81,735
                                                           ----------

   Industrials - 8.2%
     Capital Goods - 6.9%
   266,000     Boeing Company                                  13,273
   180,000     General Dynamics Corporation                    18,382
   560,000     General Electric Company                        19,107
   370,000     Northrop Grumman Corporation                    19,148
   340,000     PACCAR Inc.                                     23,565
   355,000     Tyco International Ltd.**                       11,058
                                                           ----------
                                                              104,533
                                                           ----------

     Transportation - 1.3%
   250,000     United Parcel Service, Inc., Class B**          19,795
                                                           ----------
               Total Industrials                              124,328
                                                           ----------


44                   See Notes to Financial Statements.

------------------------------------------------------------------------------
          EQUITY INCOME FUND
          October 31, 2004
     -------------------------------------------------------------------------

                                                             Value
  Shares                                                     (000s)
  ------                                                     ------

COMMON STOCKS - (continued)
   Information Technology - 7.5%
     Communications Equipment - 3.0%
   425,000     Harris Corporation                          $   26,150
 1,266,000     Nokia Oyj, Sponsored ADR                        19,522
                                                           ----------
                                                               45,672
                                                           ----------
     Computers & Peripherals - 1.4%
   530,000     Hewlett-Packard Company                          9,890
   124,000     International Business Machines
                 Corporation                                   11,129
                                                           ----------
                                                               21,019
                                                           ----------

     Electronic Equipment & Instruments - 2.0%
 1,308,500     AU Optronics Corporation, ADR**                 13,739
   336,000     Diebold, Inc.                                   16,078
                                                           ----------
                                                               29,817
                                                           ----------

     Semiconductors & Semiconductor Equipment - 1.1%
   571,000     Microchip Technology Inc.                       17,272
                                                           ----------
               Total Information Technology                   113,780
                                                           ----------

   Materials - 4.0%
   295,000     Alcoa Inc.                                       9,587
   550,000     Cemex SA de CV, Sponsored ADR                   15,939
   350,000     Dow Chemical Company                            15,729
   470,000     Monsanto Company                                20,093
                                                           ----------
               Total Materials                                 61,348
                                                           ----------

   Telecommunication Services - 2.2%
   376,000     Verizon Communications Inc.                     14,702
   745,000     Vodafone Group PLC, Sponsored ADR**             19,213
                                                           ----------
               Total Telecommunication Services                33,915
                                                           ----------

   Utilities - 3.7%
   460,000     FPL Group, Inc.                                 31,694
   290,000     Pinnacle West Capital Corporation               12,360
   410,000     Southern Company**                              12,952
                                                           ----------
               Total Utilities                                 57,006
                                                           ----------

               Total Common Stocks
                 (Cost $1,075,582)                          1,280,806
                                                           ----------

REAL ESTATE INVESTMENT TRUSTS - 6.9%
   196,000     AMB Property Corporation                         7,350
   157,500     Apartment Investment & Management
                 Company, Class A                               5,779
    92,000     Arden Realty, Inc.                               3,135
    77,000     CarrAmerica Realty Corporation                   2,482
   180,000     Corporate Office Properties Trust                4,936
   105,000     Developers Diversified Realty Corporation        4,389
    81,000     Duke Realty Corporation                          2,762
   270,000     Equity Office Properties Trust                   7,592
   228,000     Equity Residential                               7,604
   364,000     General Growth Properties, Inc.                 12,008
   276,000     Health Care Property Investors, Inc.**           7,681

                                                             Value
  Shares                                                     (000s)
  ------                                                     ------

   140,000     Hospitality Properties Trust                $    5,999
    80,000     Kimco Realty Corporation                         4,364
    90,000     Macerich Company                                 5,378
   193,900     Plum Creek Timber Company, Inc.                  7,037
   110,500     ProLogis                                         4,307
   103,000     Shurgard Storage Centers, Inc., Class A          4,089
   157,000     Simon Property Group, Inc.                       9,156
                                                           ----------
               Total Real Estate Investment Trusts
                 (Cost $73,524)                               106,048
                                                           ----------

 Principal
  Amount
  (000s)
 ---------

CONVERTIBLE SECURITIES - 1.3%
   Convertible Bonds and Notes - 1.3%
$    5,500     RadiSys Corporation, Conv. Sub. Note,
                 5.500% due 08/15/2007                          5,356
     8,000     TriQuint Semiconductor, Inc., Conv. Sub.
                 Note, 4.000% due 03/01/2007                    7,750
     6,500     Vitesse Semiconductor Corporation, Conv.
               Sub. Deb., 4.000% due 03/15/2005                 6,532
                                                           ----------

               Total Convertible Securities
                 (Cost $17,527)                                19,638
                                                           ----------

FIXED INCOME SECURITIES - 1.4%
   Corporate Bonds and Notes - 1.3%
     1,500     Aetna Inc., Company Guarantee,
                 7.625% due 08/15/2026                          1,812
     1,250     American Home Products Corporation, Deb.,
                 7.250% due 03/01/2023                          1,384
     4,000     ERAC USA Finance Company, Note,
                 7.350% due 06/15/2008++                        4,487
     1,000     Medpartners Inc., Sr. Note,
                 7.375% due 10/01/2006                          1,072
       500     Merrill Lynch & Company, Inc., Note,
                 6.375% due 10/15/2008                            547
     4,000     TELUS Corporation, Note,
                 8.000% due 06/01/2011                          4,736
     2,000     Texas-New Mexico Power Company,
                 Sr. Note, 6.250% due 01/15/2009                2,135
     2,000     Time Warner Inc., Deb.,
                 9.150% due 02/01/2023                          2,642
     1,000     Westinghouse Electric Corporation, Deb.,
                 7.875% due 09/01/2023                          1,218
                                                           ----------

               Total Corporate Bonds and Notes
                 (Cost $17,425)                                20,033
                                                           ----------

   Collateralized Mortgage Obligation (CMO) - 0.1%
     (Cost $790)
       788     Reilly Mortgage FHA, Series 1982,
                 (Partial default),
                 7.430% due 08/01/2022                            788
                                                           ----------

                     See Notes to Financial Statements.                     45

------------------------------------------------------------------------------
          EQUITY INCOME FUND
          October 31, 2004
     -------------------------------------------------------------------------

  Principal
   Amount                                                     Value
   (000s)                                                     (000s)
  ---------                                                   ------



FIXED INCOME SECURITIES - (continued)
   U.S. Government Agency Mortgage-Backed
     Securities - 0.0% +++

     Federal Home Loan Mortgage Corporation
     (FHLMC) - 0.0% +++
$      410     6.500% due 09/01/2030                       $      432
       207     7.000% due 09/01/2030                              220
                                                           ----------

               Total U.S. Government Agency Mortgage-
                 Backed Securities
                 (Cost $599)                                      652
                                                           ----------

               Total Fixed Income Securities
                 (Cost $18,814)                                21,473
                                                           ----------

   Shares
   ------

WARRANTS - 0.0% +++
  (Cost $0)
     4,500     V2 Music Holdings PLC,
                 Expires 05/07/2008+,++                             0***
                                                           ----------
RIGHTS - 0.0% +++
  (Cost $0)
    36,400     General Growth Properties, Inc.,
                 Expires 11/09/2004+                                0****
                                                           ----------

  Principal
   Amount                                                     Value
   (000s)                                                     (000s)
  ---------                                                   ------

REPURCHASE AGREEMENT - 6.6%
  (Cost $100,970)
$  100,970     Agreement with Morgan Stanley,
                 1.770% dated 10/29/2004, to be
                 repurchased at $100,985,000 on
                 11/01/2004 (Collateralized by
                 U.S. Treasury Obligations, having
                 various interest rates and maturities,
                 market value $104,201,000)                $  100,970
                                                           ----------

SHORT-TERM INVESTMENT - 6.4%
  (Cost $96,996)
    96,996     Mellon GSL DBT II
                 Collateral Fund++++                           96,996
                                                           ----------

TOTAL INVESTMENTS (Cost $1,383,413*)  106.6%                1,625,931
OTHER ASSETS AND LIABILITIES (Net)     (6.6)                 (100,316)
                                      -----                ----------
NET ASSETS                            100.0%               $1,525,615
                                      =====                ==========

--------
   * Aggregate cost for federal tax purposes is $1,383,513.
  ** Some or all of these securities are on loan at October 31, 2004, and have an aggregate market value of $94,227,000, representing
     6.2% of the total net assets of the Fund (Collateral Value $96,996,000). *** Value of security is less than $500.
**** Value of security is $0.
   + Non-income producing security.
  ++ Security acquired in a transaction exempt from registration under
     Rule 144A of the Securities Act of 1933, as amended.
 +++ Amount represents less than 0.1% of the net assets of the Fund.
++++ Represents investment purchased with cash collateral for securities loaned.

-----------------------------------------------------------------------------
                             GLOSSARY OF TERMS
   ADR    --   American Depository Receipt
   (F)    --   Foreign Shares
   FHA    --   Federal Housing Authority
-----------------------------------------------------------------------------

46                   See Notes to Financial Statements.

          Portfolio of Investments
-----------------------------------------------------------------------------
          GROWTH & INCOME FUND
          October 31, 2004
     ------------------------------------------------------------------------

                                                              Value
   Shares                                                     (000s)
   ------                                                     ------

COMMON STOCKS - 93.8%
   Consumer Discretionary - 11.6%
     Consumer Durables & Apparel - 1.3%
 1,605,000     Mattel, Inc.                                $   28,104
                                                           ----------

     Hotels, Restaurants & Leisure - 3.9%
 1,593,000     Carnival Corporation**                          80,542
                                                           ----------

     Media - 5.4%
   891,999     Comcast Corporation, Class A+                   26,314
   790,000     Comcast Corporation, Special Class A+**         22,941
 2,622,300     Liberty Media Corporation, Class A+             23,391
 1,059,000     Viacom Inc., Class B                            38,643
                                                           ----------
                                                              111,289
                                                           ----------

     Retailing - 1.0%
 1,027,000     Gap, Inc.                                       20,519
                                                           ----------
               Total Consumer Discretionary                   240,454
                                                           ----------

   Consumer Staples - 9.9%
     Food & Staples Retailing - 3.1%
   592,000     Costco Wholesale Corporation                    28,381
 2,376,000     Kroger Company+                                 35,901
                                                           ----------
                                                               64,282
                                                           ----------

     Food, Beverage & Tobacco - 1.8%
   745,000     PepsiCo Inc.                                    36,937
                                                           ----------

     Household & Personal Products - 5.0%
 1,474,000     Avon Products, Inc.                             58,297
   442,000     Kimberly-Clark Corporation                      26,374
   394,000     Procter & Gamble Company                        20,165
                                                           ----------
                                                              104,836
                                                           ----------
               Total Consumer Staples                         206,055
                                                           ----------

     Energy - 7.6%
   719,000     BP PLC, Sponsored ADR                           41,882
   662,000     Exxon Mobil Corporation                         32,584
   605,000     Royal Dutch Petroleum Company (F)               32,815
   363,000     Schlumberger Ltd.                               22,847
   672,000     Unocal Corporation                              28,056
                                                           ----------
               Total Energy                                   158,184
                                                           ----------

   Financials - 23.6%
     Banks - 10.0%
 1,925,834     Bank of America Corporation                     86,258
   681,000     PNC Financial Services Group, Inc.              35,617
   787,000     Wachovia Corporation                            38,728
   803,000     Wells Fargo & Company                           47,955
                                                           ----------
                                                              208,558
                                                           ----------

                                                              Value
   Shares                                                     (000s)
   ------                                                     ------

     Diversified Financials - 7.8%
 1,054,000     Citigroup Inc.                              $   46,766
   836,000     Freddie Mac                                     55,677
 1,525,000     JPMorgan Chase & Company                        58,865
                                                           ----------
                                                              161,308
                                                           ----------

     Insurance - 5.8%
   713,600     ACE Ltd.                                        27,160
 1,182,000     Allstate Corporation                            56,842
   591,000     American International Group Inc.               35,880
                                                           ----------
                                                              119,882
                                                           ----------
               Total Financials                               489,748
                                                           ----------

   Health Care - 12.7%
     Health Care Equipment & Services - 4.1%
   757,000     Baxter International Inc.                       23,285
   655,000     Cardinal Health Inc.                            30,621
   598,000     Medtronic, Inc.                                 30,564
                                                           ----------
                                                               84,470
                                                           ----------

     Pharmaceuticals & Biotechnology - 8.6%
   952,000     Bristol-Myers Squibb Company                    22,305
   584,000     Johnson & Johnson                               34,094
   490,000     Merck & Company, Inc.                           15,342
 2,340,000     Mylan Laboratories Inc.**                       40,295
 1,507,000     Pfizer Inc.                                     43,628
   896,000     Teva Pharmaceutical Industries Ltd.,
                 Sponsored ADR                                 23,296
                                                           ----------
                                                              178,960
                                                           ----------

               Total Health Care                              263,430
                                                           ----------

   Industrials - 10.0%
     Capital Goods - 10.0%
   906,000     Boeing Company                                  45,209
   928,000     General Electric Company                        31,663
 1,517,000     Honeywell International Inc.                    51,093
   367,000     Lockheed Martin Corporation                     20,218
 1,923,000     Tyco International Ltd.                         59,902
                                                           ----------
               Total Industrials                              208,085
                                                           ----------

   Information Technology - 13.2%
     Communications Equipment - 1.9%
 2,314,000     Motorola, Inc.                                  39,940
                                                           ----------

     Computers & Peripherals - 3.3%
 1,394,000     Hewlett-Packard Company                         26,012
   474,000     International Business Machines
                 Corporation                                   42,541
                                                           ----------
                                                               68,553
                                                           ----------

     IT Services - 2.3%
 1,167,000     First Data Corporation                          48,174
                                                           ----------


                  See Notes to Financial Statements.                        47

------------------------------------------------------------------------------
          GROWTH & INCOME FUND
          October 31, 2004
     -------------------------------------------------------------------------

                                                             Value
   Shares                                                    (000s)
   ------                                                    ------

COMMON STOCKS - (continued)
   Information Technology - (continued)
     Semiconductors & Semiconductor Equipment - 1.3%
 1,239,000     Intel Corporation                           $   27,580
                                                           ----------

     Software - 4.4%
 1,402,000     Computer Associates International, Inc.         38,849
 1,831,000     Microsoft Corporation                           51,250
                                                           ----------
                                                               90,099
                                                           ----------

               Total Information Technology                   274,346
                                                           ----------

   Materials - 0.5%
   279,000     Alcoa Inc.                                       9,067
                                                           ----------

   Telecommunication Services - 1.2%
   978,000     SBC Communications Inc.                         24,704
                                                           ----------

   Utilities - 3.5%
   465,000     FPL Group, Inc.**                               32,039
   794,000     NiSource Inc.                                   17,031
   566,000     Pinnacle West Capital Corporation               24,123
                                                           ----------
               Total Utilities                                 73,193
                                                           ----------
               Total Common Stocks
                 (Cost $1,584,877)                          1,947,266
                                                           ----------

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

REPURCHASE AGREEMENT - 6.1%
  (Cost $125,733)
$  125,733     Agreement with Morgan Stanley,
                 1.770% dated 10/29/2004, to be
                 repurchased at $125,752,000 on
                 11/01/2004 (Collateralized by
                 U.S. Treasury Obligations, having
                 various interest rates and maturities,
                 market value $129,757,000)                $  125,733
                                                           ----------

SHORT-TERM INVESTMENT - 5.0%
  (Cost $103,919)
   103,919     Mellon GSL DBT II
                 Collateral Fund++                            103,919
                                                           ----------
TOTAL INVESTMENTS (Cost $1,814,529*)     104.9%             2,176,918
OTHER ASSETS AND LIABILITIES (Net)        (4.9)              (102,104)
                                         -----             ----------
NET ASSETS                               100.0%            $2,074,814
                                         =====             ==========

--------
 * Aggregate cost for federal tax purposes is $1,825,541.
** Some or all of these securities are on loan at October 31, 2004, and have an aggregate market value of $100,428,000 representing 4.8% of the total net assets of the Fund (Collateral Value $103,919,000).
 + Non-income producing security.
++ Represents investment purchased with cash collateral for securities loaned.


------------------------------------------------------------------------------
                             GLOSSARY OF TERMS

   ADR    --   American Depository Receipt
   (F)    --   Foreign Shares
------------------------------------------------------------------------------



48                   See Notes to Financial Statements.

          Portfolio of Investments
------------------------------------------------------------------------------
          WEST COAST EQUITY FUND
          October 31, 2004
     -------------------------------------------------------------------------

                                                             Value
   Shares                                                    (000s)
   ------                                                    ------

COMMON STOCKS - 93.1%
   Consumer Discretionary - 16.2%
     Automobiles & Components - 1.7%
   761,700     Monaco Coach Corporation                    $   13,520
    87,600     Superior Industries International, Inc.**        2,389
    79,300     Toyota Motor Corporation,
                 Sponsored ADR                                  6,153
                                                           ----------
                                                               22,062
                                                           ----------

     Consumer Durables & Apparel - 3.9%
   168,000     Columbia Sportswear Company+                    10,140
   163,400     KB Home                                         13,440
   470,600     Mattel, Inc.                                     8,240
   217,400     NIKE Inc., Class B**                            17,677
                                                           ----------
                                                               49,497
                                                           ----------

     Hotels, Restaurants & Leisure - 3.7%
   894,400     Hilton Hotels Corporation                       17,798
   431,100     Starbucks Corporation+                          22,797
 1,239,585     WestCoast Hospitality Corporation+               6,533
                                                           ----------
                                                               47,128
                                                           ----------

     Media - 5.4%
   338,600     Getty Images, Inc.+**                           20,021
   237,400     Knight-Ridder, Inc.**                           16,269
    49,700     McClatchy Company, Class A                       3,454
   574,900     Univision Communications Inc.,
                 Class A+**                                    17,799
   486,600     Walt Disney Company                             12,272
                                                           ----------
                                                               69,815
                                                           ----------

     Retailing - 1.5%
   580,425     Building Materials Holding Corporation          16,774
   240,500     Hollywood Entertainment Corporation+             2,338
   112,000     Restoration Hardware, Inc.+                        577
                                                           ----------
                                                               19,689
                                                           ----------
               Total Consumer Discretionary                   208,191
                                                           ----------

   Consumer Staples - 3.3%
     Food & Staples Retailing - 2.4%
   503,640     Costco Wholesale Corporation                    24,144
   420,500     Kroger Company+                                  6,354
                                                           ----------
                                                               30,498
                                                           ----------

     Household & Personal Products - 0.9%
   111,800     Clorox Company                                   6,104
   142,000     Estee Lauder Companies Inc., Class A             6,099
                                                           ----------
                                                               12,203
                                                           ----------
               Total Consumer Staples                          42,701
                                                           ----------

     Energy - 6.6%
   390,700     Apache Corporation                              19,809
   671,300     ChevronTexaco Corporation                       35,619
   411,000     Nabors Industries Ltd.+**                       20,188
   158,500     Occidental Petroleum Corporation            $    8,849
                                                           ----------
               Total Energy                                    84,465
                                                           ----------

                                                              Value
   Shares                                                     (000s)
   ------                                                     ------

   Financials - 18.7%
     Banks - 14.0%
   568,700     Bank of America Corporation                     25,472
   343,900     Banner Corporation                              10,283
   155,300     City National Corporation**                     10,700
   418,500     East West Bancorp, Inc.                         16,757
   311,000     Greater Bay Bancorp                              9,717
   136,700     KeyCorp                                          4,592
    86,533     Pacific Capital Bancorp                          2,754
   938,200     U.S. Bancorp                                    26,842
    59,400     UCBH Holdings, Inc.                              2,560
    39,300     United PanAm Financial Corporation+                757
   853,414     Washington Federal, Inc.                        21,779
   809,016     Wells Fargo & Company                           48,314
                                                           ----------
                                                              180,527
                                                           ----------

     Diversified Financials - 2.8%
   998,400     Charles Schwab Corporation                       9,135
   278,000     Citigroup Inc.                                  12,335
    71,400     Countrywide Financial Corporation                2,280
   179,800     Franklin Resources, Inc.                        10,899
    16,032     Piper Jaffray Companies, Inc.+                     701
                                                           ----------
                                                               35,350
                                                           ----------

     Insurance - 1.9%
    86,800     RenaissanceRe Holdings Ltd.                      4,064
   276,315     StanCorp Financial Group, Inc.                  20,829
                                                           ----------
                                                               24,893
                                                           ----------
               Total Financials                               240,770
                                                           ----------

   Health Care - 12.0%
     Health Care Equipment & Services - 4.9%
    40,700     Affymetrix, Inc.+                                1,241
   213,000     Applera Corporation-Applied Biosystems
                 Group                                          4,064
   162,100     Caremark Rx, Inc.+**                             4,858
    90,060     Health Net, Inc.+                                2,185
 1,484,400     OraSure Technologies, Inc.+                     10,020
   112,700     ResMed Inc.+                                     5,297
   723,563     SonoSite, Inc.+                                 20,900
   323,000     Varian Medical Systems, Inc.+                   12,969
    39,000     VCA Antech, Inc.+                                  874
    16,600     Zimmer Holdings, Inc.+                           1,288
                                                           ----------
                                                               63,696
                                                           ----------

     Pharmaceuticals & Biotechnology - 7.1%
   232,800     Allergan, Inc.                                  16,659
   291,439     Amgen, Inc.+                                    16,554
    55,800     Amylin Pharmaceuticals, Inc.+**                  1,189
 1,349,400     Corixa Corporation+**                            5,364
   405,800     Dendreon Corporation+                            4,196


               See Notes to Financial Statements.                           49

------------------------------------------------------------------------------
          WEST COAST EQUITY FUND
          October 31, 2004
     -------------------------------------------------------------------------

                                                              Value
   Shares                                                     (000s)
   ------                                                     ------

COMMON STOCKS - (continued)
   Health Care - (continued)
     Pharmaceuticals & Biotechnology - (continued)
   469,975     EDEN Bioscience Corporation+                $      226
   208,600     Genentech, Inc.+                                 9,498
   279,720     ICOS Corporation+**                              6,299
    91,000     Neurocrine Biosciences, Inc.+                    4,236
   551,200     Pfizer Inc.                                     15,957
   378,100     Watson Pharmaceuticals, Inc.+                   10,598
                                                           ----------
                                                               90,776
                                                           ----------
               Total Health Care                              154,472
                                                           ----------

   Industrials - 15.5%
     Capital Goods - 11.7%
   592,533     Boeing Company                                  29,567
   189,000     Cascade Corporation                              5,613
   256,000     Dionex Corporation+                             14,336
   430,330     Electro Scientific Industries, Inc.+             7,298
   702,900     Greenbrier Companies, Inc.                      17,355
   283,100     Northrop Grumman Corporation                    14,651
   515,987     PACCAR Inc.**                                   35,763
   226,450     Precision Castparts Corporation                 13,587
   191,800     Simpson Manufacturing Company, Inc.             12,329
                                                           ----------
                                                              150,499
                                                           ----------

     Commercial Services & Supplies - 1.0%
   476,400     Robert Half International Inc.**                12,639
                                                           ----------

     Transportation - 2.8%
   371,410     Alaska Air Group, Inc.+**                        9,783
   458,520     Expeditors International of
                 Washington, Inc.**                            26,181
                                                           ----------
                                                               35,964
                                                           ----------
               Total Industrials                              199,102
                                                           ----------

   Information Technology - 16.6%
     Communications Equipment - 1.2%
   815,000     Cisco Systems, Inc.+                            15,656
                                                           ----------

   Computers & Peripherals - 1.8%
 1,248,100     Advanced Digital Information Corporation+       11,170
   615,000     Hewlett-Packard Company                         11,476
   117,200     InFocus Corporation+                               755
                                                           ----------
                                                               23,401
                                                           ----------

     Electronic Equipment & Instruments - 1.4%
   224,735     Microvision, Inc.+**                             1,196
   513,000     Tektronix, Inc.                                 15,559
    45,400     Trimble Navigation Ltd.+                         1,303
                                                           ----------
                                                               18,058
                                                           ----------

                                                             Value
   Shares                                                    (000s)
   ------                                                    ------

     Internet Software & Services - 0.5%
 1,830,000     Primus Knowledge Solutions, Inc.+           $    2,196
   959,000     WatchGuard Technologies, Inc.+                   3,817
                                                           ----------
                                                                6,013
                                                           ----------

     Semiconductors & Semiconductor Equipment - 4.4%
   304,300     Applied Materials, Inc.+                         4,899
   361,900     Credence Systems Corporation+**                  2,732
   324,825     FEI Company+                                     6,289
   784,100     Intel Corporation                               17,454
    90,000     KLA-Tencor Corporation+**                        4,098
   797,980     Lattice Semiconductor Corporation+**             3,966
   489,300     LSI Logic Corporation+                           2,226
    50,100     Novellus Systems, Inc.+                          1,298
 1,085,900     Pixelworks, Inc.+**                             12,260
   468,740     TriQuint Semiconductor, Inc.+                    1,669
                                                           ----------
                                                               56,891
                                                           ----------

     Software - 7.3%
   529,700     Actuate Corporation+                             1,311
   325,100     Adobe Systems Inc.                              18,215
    70,100     Electronic Arts Inc.+                            3,149
   366,150     Fair Isaac Corporation                          11,058
 1,450,878     Microsoft Corporation                           40,610
   323,000     Quest Software, Inc.+                            4,738
   454,708     RadiSys Corporation+                             6,039
   420,000     Siebel Systems, Inc.+                            3,990
   196,600     SupportSoft, Inc.+                                 997
   250,500     Sybase, Inc.+                                    3,965
                                                           ----------
                                                               94,072
                                                           ----------
               Total Information Technology                   214,091
                                                           ----------

     Materials - 3.5%
   578,530     Oregon Steel Mills, Inc.+                        8,400
   620,040     Schnitzer Steel Industries, Inc., Class A       17,516
   314,700     Weyerhaeuser Company                            19,713
                                                           ----------
               Total Materials                                 45,629
                                                           ----------

     Telecommunication Services - 0.7%
   513,900     Nextel Partners, Inc., Class A+                  8,654
                                                           ----------
               Total Common Stocks
                 (Cost $899,457)                            1,198,075
                                                           ----------

REAL ESTATE INVESTMENT TRUSTS - 2.5%
   244,000     AMB Property Corporation                         9,150
   540,400     Plum Creek Timber Company, Inc.                 19,611
    74,300     Shurgard Storage Centers, Inc., Class A          2,950
                                                           ----------
               Total Real Estate Investment Trusts
                 (Cost $24,447)                                31,711
                                                           ----------

50             See Notes to Financial Statements.

------------------------------------------------------------------------------
          WEST COAST EQUITY FUND
          October 31, 2004
     -------------------------------------------------------------------------

  Principal
   Amount                                                    Value
   (000s)                                                    (000s)
  ---------                                                  ------

REPURCHASE AGREEMENT - 4.7%
  (Cost $60,851)
$   60,851     Agreement with Morgan Stanley,
                 1.770% dated 10/29/2004, to be
                 repurchased at $60,860,000 on
                 11/01/2004 (Collateralized by
                 U.S. Treasury Obligations, having
                 various interest rates and maturities,
                 market value $62,798,000)                 $   60,851
                                                           ----------

SHORT-TERM INVESTMENT - 4.3%
  (Cost $55,999)
    55,999     Mellon GSL DBT II
                 Collateral Fund++                             55,999
                                                           ----------
TOTAL INVESTMENTS (Cost $1,040,754*)   104.6%               1,346,636
OTHER ASSETS AND LIABILITIES (Net)      (4.6)                 (59,114)
                                       -----               ----------
NET ASSETS                             100.0%              $1,287,522
                                       =====               ==========

--------
 * Aggregate cost for federal tax purposes is $1,041,574.
** Some or all of these securities are on loan at October 31, 2004, and have an aggregate market value of $54,257,000, representing 4.2% of the total net assets of the Fund (Collateral Value $55,999,000).
 + Non-income producing security.
++ Represents investment purchased with cash collateral for securities loaned.

------------------------------------------------------------------------------
                             GLOSSARY OF TERMS

   ADR      --   American Depository Receipt
------------------------------------------------------------------------------


                    See Notes to Financial Statements.                      51

          Portfolio of Investments
----------------------------------------------------------------------------
          MID CAP STOCK FUND
          October 31, 2004
     -----------------------------------------------------------------------


                                                              Value
   Shares                                                     (000s)
   ------                                                     ------

COMMON STOCKS - 89.6%
   Consumer Discretionary - 15.5%
     Automobiles & Components - 2.4%
   200,200     Magna International Inc., Class A           $   14,604
    83,300     Superior Industries International, Inc.**        2,272
                                                           ----------
                                                               16,876
                                                           ----------
     Consumer Durables & Apparel - 4.1%
   427,500     Jones Apparel Group, Inc.                       15,091
   775,500     Mattel, Inc.                                    13,579
                                                           ----------
                                                               28,670
                                                           ----------
     Hotels, Restaurants & Leisure - 3.4%
    50,000     Mandalay Resort Group                            3,440
   138,000     Papa John's International, Inc.+**               4,455
   357,000     Yum! Brands, Inc.                               15,529
                                                           ----------
                                                               23,424
                                                           ----------
     Retailing - 5.6%
   304,200     Neiman Marcus Group Inc., Class A**             18,505
   554,600     Tiffany & Company                               16,266
   121,000     Weight Watchers International, Inc.+**           4,346
                                                           ----------
                                                               39,117
                                                           ----------
               Total Consumer Discretionary                   108,087
                                                           ----------
   Consumer Staples - 3.6%
     Food, Beverage & Tobacco - 2.2%
   288,550     Dean Foods Company+                              8,613
   140,000     Hershey Foods Corporation**                      7,097
                                                           ----------
                                                               15,710
                                                           ----------
     Household/Personal Care Products - 1.4%
   224,000     Estee Lauder Companies Inc., Class A             9,621
                                                           ----------
               Total Consumer Staples                          25,331
                                                           ----------
     Energy - 7.5%
   271,600     Baker Hughes Inc.**                             11,633
   157,800     Devon Energy Corporation                        11,672
   317,500     Nabors Industries Ltd.+**                       15,596
   263,000     Tidewater Inc.                                   8,135
   118,000     Unocal Corporation                               4,926
                                                           ----------
               Total Energy                                    51,962
                                                           ----------
   Financials - 18.2%
     Banks - 6.5%
   432,141     North Fork Bancorporation, Inc.                 19,057
   467,600     TCF Financial Corporation                       14,739
   462,000     Washington Federal, Inc.                        11,790
                                                           ----------
                                                               45,586
                                                           ----------
     Diversified Financials - 4.6%
   392,300     A.G. Edwards, Inc.                              14,225
   176,400     Ambac Financial Group, Inc.                     13,770


                                                              Value
   Shares                                                     (000s)
   ------                                                     ------

   124,800     Countrywide Financial Corporation           $    3,985
                                                           ----------
                                                               31,980
                                                           ----------
     Insurance - 7.1%
   405,320     Fidelity National Financial, Inc.               15,297
   554,700     HCC Insurance Holdings, Inc.                    16,474
   164,200     MGIC Investment Corporation**                   10,560
   183,100     PMI Group, Inc.**                                7,108
                                                           ----------
                                                               49,439
                                                           ----------
               Total Financials                               127,005
                                                           ----------
   Health Care - 8.8%
     Health Care Equipment & Services - 7.9%
   135,000     AmerisourceBergen Corporation**                  7,430
   266,900     Covance Inc.+                                   10,601
   181,900     Express Scripts, Inc., Class A+**               11,642
   560,982     IMS Health Inc.                                 11,882
   328,600     Universal Health Services, Inc., Class B        13,657
                                                           ----------
                                                               55,212
                                                           ----------
     Pharmaceuticals & Biotechnology - 0.9%
   364,425     Mylan Laboratories Inc.**                        6,275
                                                           ----------
               Total Health Care                               61,487
                                                           ----------
   Industrials - 12.5%
     Capital Goods - 6.2%
   463,100     Federal Signal Corporation                       7,697
   328,300     Lincoln Electric Holdings, Inc.                 10,958
    18,600     Lockheed Martin Corporation                      1,025
   169,400     PACCAR Inc.                                     11,741
   266,200     Teleflex Inc.                                   11,657
                                                           ----------
                                                               43,078
                                                           ----------
     Commercial Services & Supplies - 4.1%
   336,300     HNI Corporation                                 13,586
   485,800     Republic Services, Inc.                         14,963
                                                           ----------
                                                               28,549
                                                           ----------
     Transportation - 2.2%
   440,500     Alaska Air Group, Inc.+                         11,603
   475,700     AMR Corporation+**                               3,672
                                                           ----------
                                                               15,275
                                                           ----------
               Total Industrials                               86,902
                                                           ----------
   Information Technology - 13.3%
     Computers & Peripherals - 1.0%
   390,800     Electronics for Imaging, Inc.+                   7,050
                                                           ----------
Electronic Equipment & Instruments - 1.7%
   215,800     Arrow Electronics, Inc.+                         5,170
   147,100     Diebold, Inc.                                    7,039
                                                           ----------
                                                               12,209
                                                           ----------

52             See Notes to Financial Statements.

----------------------------------------------------------------------------
          MID CAP STOCK FUND
          October 31, 2004
     -----------------------------------------------------------------------



                                                             Value
   Shares                                                    (000s)
   ------                                                    ------

COMMON STOCKS - (continued)
   Information Technology - (continued)
     IT Services - 1.7%
   398,500     Acxiom Corporation**                        $    9,963
   129,300     Convergys Corporation+                           1,682
                                                           ----------
                                                               11,645
                                                           ----------
     Semiconductors & Semiconductor Equipment - 2.7%
   618,000     Microchip Technology Inc.                       18,694
                                                           ----------
     Software - 6.2%
   167,300     Adobe Systems Inc.                               9,374
   727,700     BMC Software Inc.+                              13,768
   311,000     PeopleSoft Inc.+                                 6,459
 1,108,500     Siebel Systems, Inc.+                           10,531
   194,000     Synopsys, Inc.+**                                3,151
                                                           ----------
                                                               43,283
                                                           ----------
               Total Information Technology                    92,881
                                                           ----------
     Materials - 4.3%
   473,500     Cabot Corporation                               16,137
   292,600     Valspar Corporation                             13,652
                                                           ----------
               Total Materials                                 29,789
                                                           ----------
     Telecommunication Services - 0.6%
    98,000     United States Cellular Corporation+              4,082
                                                           ----------
     Utilities - 5.3%
   194,400     FPL Group, Inc.**                               13,394
   463,700     NiSource Inc.**                                  9,947
   326,000     Pinnacle West Capital Corporation               13,894
                                                           ----------
               Total Utilities                                 37,235
                                                           ----------
               Total Common Stocks
                 (Cost $503,847)                              624,761
                                                           ----------
REAL ESTATE INVESTMENT TRUST - 1.8%
  (Cost $9,958)
   369,600     General Growth Properties, Inc.                 12,193
                                                           ----------
RIGHTS - 0.0% +++
  (Cost $0)
    36,960     General Growth Properties, Inc.,
                 Expires 11/09/2004                                 0***
                                                           ----------

  Principal
   Amount                                                    Value
   (000s)                                                    (000s)
   ------                                                    ------

REPURCHASE AGREEMENT - 9.1%
  (Cost $63,702)
$   63,702     Agreement with Morgan Stanley,
                 1.770% dated 10/29/2004, to be
                 repurchased at $63,711,000 on
                 11/01/2004 (Collateralized by
                 U.S. Treasury Obligations, having
                 various interest rates and maturities,
                 market value $65,741,000)                 $   63,702
                                                           ----------
SHORT-TERM INVESTMENT - 8.4%
  (Cost $58,773)
    58,773     Mellon GSL DBT II
                 Collateral Fund++                             58,773
                                                           ----------
TOTAL INVESTMENTS (Cost $636,280*)     108.9%                 759,429
OTHER ASSETS AND LIABILITIES (Net)      (8.9)                 (62,159)
                                       -----               ----------
NET ASSETS                             100.0%              $  697,270
                                       =====               ==========

---------

    *   Aggregate cost for federal tax purposes is $639,598.
   **   Some or all of these securities are on loan at October
        31, 2004, and have an aggregate market value of $57,160,000, representing 8.2% of the total net assets of the Fund
        (Collateral Value $58,773,000).
  ***   Value of security is $0.
    +   Non-income producing security.
   ++   Represents investment purchased with cash collateral for
        securities loaned.
  +++   Amount represents less than 0.1% of total net assets.



                    See Notes to Financial Statements.                      53

          Portfolio of Investments
----------------------------------------------------------------------------
          GROWTH FUND
          October 31, 2004
     -----------------------------------------------------------------------


                                                              Value
   Shares                                                     (000s)
   ------                                                     ------

COMMON STOCKS - 94.7%
   Consumer Discretionary - 17.5%
     Consumer Durables & Apparel - 0.7%
    48,200     Coach, Inc.+                                $    2,247
    97,255     NIKE Inc., Class B                               7,908
                                                           ----------
                                                               10,155
                                                           ----------
     Hotels, Restaurants & Leisure - 2.7%
   206,900     Carnival Corporation**                          10,461
   371,615     Hilton Hotels Corporation                        7,395
    57,000     Marriott International, Inc., Class A            3,106
   170,385     McDonald's Corporation                           4,967
   317,275     Royal Caribbean Cruises Ltd.**                  14,785
                                                           ----------
                                                               40,714
                                                           ----------
     Media - 7.9%
   224,700     Clear Channel Communications, Inc.               7,505
   922,200     Comcast Corporation, Special Class A+           26,781
   488,495     Gemstar-TV Guide International, Inc.+            2,809
   401,181     Liberty Media Corporation, Class A+              3,579
   325,700     News Corporation Ltd., Sponsored ADR**          10,507
    67,800     Omnicom Group Inc.                               5,349
 1,555,040     Time Warner Inc.+                               25,876
   215,535     Univision Communications Inc., Class A+**        6,673
   600,970     Viacom Inc., Class B                            21,929
   315,900     Walt Disney Company                              7,967
    51,200     XM Satellite Radio Holdings Inc.,
                 Class A+**                                     1,655
                                                           ----------
                                                              120,630
                                                           ----------
     Retailing - 6.2%
    61,300     Bed Bath & Beyond Inc.+                          2,501
   220,395     Best Buy Company, Inc.                          13,052
   127,500     Chico's FAS, Inc.+**                             5,104
    26,400     eBay Inc.+                                       2,577
   104,000     Federated Department Stores, Inc.                5,247
   399,200     Gap, Inc.**                                      7,976
   416,680     Home Depot, Inc.                                17,117
    66,900     J.C. Penney Company, Inc. (Holding
                 Company)**                                     2,314
   142,400     Lowe's Companies, Inc.                           8,014
   372,710     Staples, Inc.                                   11,084
   382,855     Target Corporation                              19,150
                                                           ----------
                                                               94,136
                                                           ----------
               Total Consumer Discretionary                   265,635
                                                           ----------
   Consumer Staples - 6.6%
     Food & Staples Retailing - 1.6%
   145,500     Costco Wholesale Corporation                     6,975
    54,000     Sysco Corporation                                1,743
   206,400     Wal-Mart Stores Inc.                            11,129
   134,600     Walgreen Company                                 4,831
                                                           ----------
                                                               24,678
                                                           ----------


                                                              Value
   Shares                                                     (000s)
   ------                                                     ------

     Food, Beverage & Tobacco - 2.5%
    57,000     Altria Group, Inc.                          $    2,762
   214,700     Anheuser-Busch Companies, Inc.                  10,725
    91,100     Coca-Cola Company                                3,704
    42,100     Hershey Foods Corporation**                      2,134
   387,500     PepsiCo Inc.**                                  19,212
                                                           ----------
                                                               38,537
                                                           ----------
     Household & Personal Products - 2.5%
    55,075     Alberto-Culver Company, Class B                  2,471
    72,300     Avon Products, Inc.                              2,859
     3,000     Clorox Company                                     164
   124,500     Estee Lauder Companies Inc., Class A             5,347
    34,700     Kimberly-Clark Corporation                       2,070
   472,875     Procter & Gamble Company                        24,202
                                                           ----------
                                                               37,113
                                                           ----------
               Total Consumer Staples                         100,328
                                                           ----------
     Energy - 4.9%
    39,400     Amerada Hess Corporation                         3,180
    85,200     BJ Services Company                              4,345
    95,800     Burlington Resources Inc.**                      3,976
    25,800     Devon Energy Corporation                         1,908
    17,700     EOG Resources, Inc.                              1,178
   599,675     Exxon Mobil Corporation                         29,516
   239,665     Halliburton Company                              8,877
   120,165     Kinder Morgan Management LLC+                    4,957
    34,500     Murphy Oil Corporation                           2,761
    31,400     National-Oilwell, Inc.+                          1,059
   109,500     Schlumberger Ltd.                                6,892
    13,300     Smith International, Inc.+**                       772
    52,200     Total SA, Sponsored ADR                          5,443
                                                           ----------
               Total Energy                                    74,864
                                                           ----------
   Financials - 8.8%
     Banks - 0.2%
    17,300     Commerce Bancorp, Inc.                           1,025
    17,900     North Fork Bancorporation, Inc.                    789
    34,000     Wells Fargo & Company                            2,031
                                                           ----------
                                                                3,845
                                                           ----------
     Diversified Financials - 6.5%
   477,205     American Express Company                        25,325
    55,100     Bear Stearns Companies Inc.**                    5,221
   517,050     Citigroup Inc.                                  22,941
    42,100     Goldman Sachs Group, Inc.                        4,142
   321,440     JPMorgan Chase & Company                        12,408
    32,700     MBNA Corporation                                   838
    20,200     Merrill Lynch & Company, Inc.                    1,090
   406,555     Morgan Stanley                                  20,771
    30,000     Providian Financial Corporation+**                 466
   129,025     SLM Corporation                                  5,840
                                                           ----------
                                                               99,042
                                                           ----------

54             See Notes to Financial Statements.

----------------------------------------------------------------------------
          GROWTH FUND
          October 31, 2004
     -----------------------------------------------------------------------

                                                             Value
   Shares                                                    (000s)
   ------                                                    ------

COMMON STOCKS - (continued)
   Financials - (continued)
     Insurance - 2.1%
    51,525     Allstate Corporation                        $    2,478
   256,295     American International Group Inc.               15,560
    24,250     Chubb Corporation                                1,749
   155,200     Prudential Financial, Inc.                       7,212
    51,200     RenaissanceRe Holdings Ltd.                      2,397
    31,400     XL Capital Ltd., Class A                         2,276
                                                           ----------
                                                               31,672
                                                           ----------
               Total Financials                               134,559
                                                           ----------
   Health Care - 17.7%
     Health Care Equipment & Services - 6.5%
    29,350     Alcon, Inc.                                      2,090
    99,800     Applera Corporation-Applied Biosystems
                 Group                                          1,904
    94,420     Biomet, Inc.                                     4,407
    60,700     Boston Scientific Corporation+                   2,143
   243,005     Caremark Rx, Inc.+**                             7,283
    20,800     Kinetic Concepts, Inc.+                          1,036
    37,900     Laboratory Corporation of America
                 Holdings+                                      1,736
   610,760     Medtronic, Inc.                                 31,216
   180,400     Millipore Corporation+                           8,297
    10,300     Quest Diagnostics Inc.                             902
    21,100     St. Jude Medical, Inc.+                          1,616
   140,600     Stryker Corporation                              6,058
   244,550     UnitedHealth Group Inc.                         17,705
   116,800     Varian Medical Systems, Inc.+                    4,689
    40,300     Waters Corporation+**                            1,664
    20,700     WellPoint Health Networks, Inc.+                 2,022
    51,200     Zimmer Holdings, Inc.+                           3,973
                                                           ----------
                                                               98,741
                                                           ----------
     Pharmaceuticals & Biotechnology - 11.2%
   359,335     Amgen, Inc.+                                    20,410
    56,700     Biogen Idec Inc.+                                3,298
    87,700     Digene Corporation+                              2,206
   229,890     Eli Lilly & Company                             12,623
   337,150     Genentech, Inc.+                                15,350
   209,000     Gilead Sciences, Inc.+                           7,238
    60,700     ImClone Systems+                                 2,659
   401,000     Johnson & Johnson                               23,410
     8,400     Martek Biosciences Corporation+                    395
    60,900     Medimmune, Inc.+                                 1,731
   194,836     Merck & Company, Inc.                            6,100
   247,268     Novartis AG                                     11,752
 1,427,540     Pfizer Inc.                                     41,327
    54,000     Pharmaceutical Product Development, Inc.+        2,280
    22,395     Roche Holding AG-Genusschein                     2,281
   205,440     Sanofi-Aventis, ADR                              7,499


                                                             Value
   Shares                                                    (000s)
   ------                                                    ------

   357,562     Teva Pharmaceutical Industries Ltd.,
                 Sponsored ADR**                           $    9,297
                                                           ----------
                                                              169,856
                                                           ----------
               Total Health Care                              268,597
                                                           ----------
   Industrials - 12.1%
     Capital Goods - 8.8%
    30,200     3M Company                                       2,343
    66,600     Boeing Company                                   3,323
   136,600     Empresa Brasileira de Aeronautica SA,
                 ADR                                            3,625
 1,740,075     General Electric Company                        59,371
   122,100     Honeywell International Inc.                     4,112
   121,700     Ingersoll-Rand Company, Class A                  8,329
    43,500     ITT Industries, Inc.                             3,530
   138,900     Lockheed Martin Corporation                      7,652
    54,600     Northrop Grumman Corporation                     2,826
    65,500     Rockwell Automation, Inc.                        2,731
    18,400     Rockwell Collins, Inc.                             653
   678,535     Tyco International Ltd.                         21,136
   153,475     United Technologies Corporation                 14,246
                                                           ----------
                                                              133,877
                                                           ----------
     Commercial Services & Supplies - 1.0%
    68,095     Apollo Group, Inc., Class A+                     4,494
    86,500     Cendant Corporation                              1,781
    47,100     Manpower Inc.                                    2,131
   225,900     Waste Management Inc.                            6,434
                                                           ----------
                                                               14,840
                                                           ----------
     Transportation - 2.3%
    85,500     Expeditors International of
                 Washington, Inc.**                             4,882
   237,195     FedEx Corporation**                             21,613
   103,600     United Parcel Service, Inc., Class B**           8,203
                                                           ----------
                                                               34,698
                                                           ----------
               Total Industrials                              183,415
                                                           ----------
   Information Technology - 24.3%
     Communications Equipment - 4.8%
    72,900     Avaya Inc.+                                      1,050
 1,687,025     Cisco Systems, Inc.+                            32,408
   565,000     Lucent Technologies Inc.+                        2,006
 1,100,325     Motorola, Inc.                                  18,992
   470,200     Nokia Oyj, Sponsored ADR                         7,250
   110,700     QUALCOMM Inc.                                    4,628
   208,200     Telefonaktiebolaget LM Ericsson,
                 Sponsored ADR+                                 6,019
                                                           ----------
                                                               72,353
                                                           ----------
     Computers & Peripherals - 3.8%
   497,385     Dell Computer Corporation+                      17,438
   201,500     EMC Corporation+                                 2,593


               See Notes to Financial Statements.                           55

----------------------------------------------------------------------------
          GROWTH FUND
          October 31, 2004
     -----------------------------------------------------------------------


                                                             Value
   Shares                                                    (000s)
   ------                                                    ------

COMMON STOCKS - (continued)
   Information Technology - (continued)
     Computers & Peripherals - (continued)
   267,300     International Business Machines
                 Corporation                               $   23,990
   160,420     Lexmark International, Inc.+                    13,333
   209,500     Sun Microsystems, Inc.+                            949
                                                           ----------
                                                               58,303
                                                           ----------
     Electronic Equipment & Instruments - 1.6%
   244,400     Agilent Technologies, Inc.+                      6,125
    91,500     Flextronics International Ltd.+**                1,102
    68,100     L-3 Communications Holdings, Inc.**              4,490
   184,100     PerkinElmer, Inc.                                3,781
   175,900     Tektronix, Inc.                                  5,335
    69,300     Thermo Electron Corporation+                     2,010
   129,900     Vishay Intertechnology, Inc.+**                  1,680
                                                           ----------
                                                               24,523
                                                           ----------
     Internet Software & Services - 2.1%
     7,200     Symantec Corporation+                              410
   847,170     Yahoo! Inc.+                                    30,659
                                                           ----------
                                                               31,069
                                                           ----------
     IT Services - 0.4%
   152,600     Accenture Ltd., Class A+                         3,695
    18,700     Automatic Data Processing, Inc.                    811
    59,700     Cognizant Technology Solutions Corporation+      2,030
                                                           ----------
                                                                6,536
                                                           ----------
     Semiconductors & Semiconductor Equipment - 4.1%
    49,000     Altera Corporation+                              1,114
   118,100     Analog Devices, Inc.                             4,755
   300,520     Applied Materials, Inc.+                         4,838
   947,850     Intel Corporation                               21,099
    12,900     Linear Technology Corporation                      489
    36,400     Marvell Technology Group Ltd.+                   1,040
    22,200     Microchip Technology Inc.                          671
    36,287     Samsung Electronics Company Ltd., GDR            7,123
    32,700     Teradyne, Inc.+                                    541
   820,980     Texas Instruments Inc.                          20,073
                                                           ----------
                                                               61,743
                                                           ----------
     Software - 7.5%
   228,200     Adobe Systems Inc.                              12,786
    64,700     Amdocs Ltd.+                                     1,627
    19,300     Autodesk, Inc.                                   1,018
   251,500     Cadence Design Systems, Inc.+**                  3,129
   187,300     Citrix Systems, Inc.+                            4,520
   129,530     Electronic Arts Inc.+                            5,818
    80,195     Intuit Inc.+                                     3,638
    99,000     Mercury Interactive Corporation+                 4,300
 2,253,065     Microsoft Corporation                           63,063


                                                             Value
   Shares                                                    (000s)
   ------                                                    ------

   135,000     Novell, Inc.+                               $      971
   161,000     Oracle Corporation+                              2,038
   269,100     SAP AG, Sponsored ADR                           11,477
                                                           ----------
                                                              114,385
                                                           ----------
               Total Information Technology                   368,912
                                                           ----------
     Materials - 2.2%
   100,700     Air Products & Chemicals, Inc.                   5,355
    79,000     Alcoa Inc.                                       2,568
    63,500     Dow Chemical Company                             2,854
    74,300     E.I. du Pont de Nemours & Company                3,185
   334,300     Praxair, Inc.                                   14,107
    55,370     Rio Tinto PLC, Sponsored ADR                     5,886
                                                           ----------
               Total Materials                                 33,955
                                                           ----------
     Telecommunication Services - 0.6%
   221,300     Sprint Corporation-FON Group                     4,636
   143,100     Telefonos de Mexico SA de CV, Class L,
                 Sponsored ADR                                  4,900
                                                           ----------
               Total Telecommunication Services                 9,536
                                                           ----------
               Total Common Stocks
                 (Cost $1,344,621)                          1,439,801
                                                           ----------
PREFERRED STOCK - 0.1%
  (Cost $2,027)
    61,300     News Corporation Ltd., Sponsored ADR**           1,927
                                                           ----------


56             See Notes to Financial Statements.

----------------------------------------------------------------------------
          GROWTH FUND
          October 31, 2004
     -----------------------------------------------------------------------

  Principal
   Amount                                                    Value
   (000s)                                                    (000s)
   ------                                                    ------


COMMERCIAL PAPER - 1.2%
  (Cost $18,800)
$   18,800     Prudential Funding LLC,
                 1.780% due 11/01/2004                     $   18,800
                                                           ----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE - 1.0%
  (Cost $14,700)
     Federal Home Loan Bank (FHLB) - 1.0%
    14,700     1.690% due 11/01/2004++                         14,700
                                                           ----------
REPURCHASE AGREEMENT - 3.5%
  (Cost $52,770)
    52,770     Agreement with Morgan Stanley,
                 1.770% dated 10/29/2004, to be
                 repurchased at $52,778,000 on
                 11/01/2004 (Collateralized by
                 U.S. Treasury Obligations, having
                 various interest rates and maturities,
                 market value $54,459,000)                     52,770
                                                           ----------
SHORT-TERM INVESTMENT - 4.4%
  (Cost $66,413)
    66,413     Mellon GSL DBT II
                 Collateral Fund+++                            66,413
                                                           ----------
TOTAL INVESTMENTS (Cost $1,499,331*)  104.9%                1,594,411
OTHER ASSETS AND LIABILITIES (Net)     (4.9)                  (74,981)
                                      -----                ----------
NET ASSETS                            100.0%               $1,519,430
                                      =====                ==========

---------

    *  Aggregate cost for federal tax purposes is $1,513,479.
   **  Some or all of these securities are on loan at October
       31, 2004, and have an aggregate market value of $63,512,000 representing 4.2% of the net assets of the Fund (Collateral Value $66,413,000).
    +  Non-income producing security.
   ++  Rate represents annualized yield at date of purchase.
  +++ Represents investment purchased with cash collateral for securities loaned.


               SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

           Forward Foreign Currency Contracts to Sell
                     Contracts to Deliver
                           (000s)                                Net
              ----------------------------------             Unrealized
                                          In                Appreciation/
Expiration         Local     Value in  Exchange            (Depreciation)
   Date          Currency     U.S. $  for U.S. $            of Contracts
----------     -----------   -------- ----------           --------------

11/01/2004     CAD     402      329      325               $       (4)
11/02/2004     CAD   1,083      888      886                       (2)
03/04/2005     EUR      50       64       60                       (4)
04/15/2005     EUR   1,175    1,495    1,447                      (48)
                                                           ----------

Net Unrealized Depreciation of Forward Foreign
         Currency Contracts                                $      (58)
                                                           ==========



----------------------------------------------------------------------------
                              GLOSSARY OF TERMS
   ADR              -- American Depository Receipt
   CAD              -- Canadian Dollars
   EUR              -- EURO
   GDR              -- Global Depository Receipt
----------------------------------------------------------------------------



               See Notes to Financial Statements.                           57

          Portfolio of Investments
----------------------------------------------------------------------------
          SMALL CAP VALUE FUND
          October 31, 2004
     -----------------------------------------------------------------------


                                                              Value
   Shares                                                     (000s)
   ------                                                     ------

COMMON STOCKS - 73.2%
   Consumer Discretionary - 7.9%
     Automobiles & Components - 1.2%
   103,000     Tesma International Inc., Class A (F)       $    3,241
                                                           ----------
     Consumer Durables & Apparel - 1.6%
    63,700     Kellwood Company                                 2,004
    83,500     RC2 Corporation+                                 2,326
                                                           ----------
                                                                4,330
                                                           ----------
     Media - 2.2%
    97,100     Carmike Cinemas, Inc.                            3,476
   180,700     Reader's Digest Association, Inc.                2,545
                                                           ----------
                                                                6,021
                                                           ----------
Retailing - 2.9%
   351,600     Blockbuster Inc., Class A**                      2,391
   248,500     Blockbuster Inc., Class B**                      1,610
   240,200     Movie Gallery, Inc.                              3,887
                                                           ----------
                                                                7,888
                                                           ----------
               Total Consumer Discretionary                    21,480
                                                           ----------
   Consumer Staples - 5.9%
     Food & Staples Retailing - 1.3%
   142,000     Fresh Del Monte Produce Inc. (F)                 3,730
                                                           ----------
     Food, Beverage & Tobacco - 0.8%
   259,000     National Beverage Corporation                    2,098
                                                           ----------
     Household & Personal Products - 3.8%
    86,700     Central Garden & Pet Company+                    3,097
    52,200     CSS Industries, Inc.                             1,610
   158,900     Jarden Corporation+**                            5,581
                                                           ----------
                                                               10,288
                                                           ----------
               Total Consumer Staples                          16,116
                                                           ----------
     Energy - 10.5%
    48,200     Berry Petroleum Company, Class A                 1,839
   159,200     Cimarex Energy Company+                          5,712
   230,800     Comstock Resources, Inc.+                        5,078
    90,600     Patina Oil & Gas Corporation                     2,591
   116,800     Plains Exploration & Production Company+         2,920
   101,200     St. Mary Land & Exploration Company              3,990
    90,400     Stone Energy Corporation+                        3,722
    89,100     Tesoro Petroleum Corporation+                    2,698
                                                           ----------
               Total Energy                                    28,550
                                                           ----------
   Financials - 10.7%
     Banks - 6.9%
   178,500     Dime Community Bancshares                        2,867
   189,200     Flagstar Bancorp, Inc.**                         3,952
   111,500     Harbor Florida Bancshares, Inc.                  3,573
   168,300     Oriental Financial Group Inc.                    4,768
   136,140     U.S.B. Holding Company, Inc.                     3,700
                                                           ----------
                                                               18,860
                                                           ----------

                                                              Value
   Shares                                                     (000s)
   ------                                                     ------

     Insurance - 3.8%
   101,000     Navigators Group, Inc.+                     $    2,978
   100,200     Stewart Information Services Corporation         4,250
   255,900     Universal American Financial Corporation+        3,112
                                                           ----------
                                                               10,340
                                                           ----------
               Total Financials                                29,200
                                                           ----------
   Health Care - 3.1%
     Health Care Equipment & Services - 3.1%
    56,600     Biosite Inc.+**                                  2,763
   640,600     Gene Logic Inc.+                                 2,114
   141,100     Owens & Minor, Inc.**                            3,695
                                                           ----------
               Total Health Care                                8,572
                                                           ----------
   Industrials - 14.6%
     Capital Goods - 4.8%
   122,100     Cubic Corporation                                2,686
   115,100     DRS Technologies, Inc.+                          4,169
    24,700     Esterline Technologies Corporation+                781
   147,000     Griffon Corporation+**                           3,271
   152,100     Lennox International Inc.                        2,199
                                                           ----------
                                                               13,106
                                                           ----------
     Commercial Services & Supplies - 2.8%
   214,700     Duratek Inc.+                                    4,342
    44,800     ESCO Technologies Inc.+                          3,127
                                                           ----------
                                                                7,469
                                                           ----------
     Transportation - 7.0%
   153,900     Alaska Air Group, Inc.+                          4,054
   219,300     AMR Corporation+**                               1,693
   156,500     Continental Airlines, Inc., Class B+             1,452
   160,400     Dampskibsselskabet Torm A/S, ADR**               5,091
   108,200     Genesee & Wyoming Inc., Class A+                 2,740
   223,600     OMI Corporation                                  4,013
                                                           ----------
                                                               19,043
                                                           ----------
               Total Industrials                               39,618
                                                           ----------
   Information Technology - 9.0%
     Computers & Peripherals - 2.5%
   200,300     Hutchinson Technology Inc.+**                    6,732
                                                           ----------
     Semiconductors & Semiconductor Equipment - 3.0%
   481,000     Credence Systems Corporation+**                  3,631
   286,900     OmniVision Technologies, Inc.+**                 4,562
                                                           ----------
                                                                8,193
                                                           ----------
     Software - 3.5%
 2,538,400     Atari, Inc.+**                                   3,808
   829,000     Geac Computer Corporation Ltd. (F)+              5,720
                                                           ----------
                                                                9,528
                                                           ----------
               Total Information Technology                    24,453
                                                           ----------

58                  See Notes to Financial Statements.

----------------------------------------------------------------------------
          SMALL CAP GROWTH FUND
          October 31, 2004
     -----------------------------------------------------------------------


                                                              Value
   Shares                                                     (000s)
   ------                                                     ------


COMMON STOCKS - (continued)
     Materials - 7.1%
   112,000     Albemarle Corporation                       $    4,015
    64,000     Headwaters Inc.+                                 2,016
   241,600     Metal Management, Inc.+                          4,397
   439,900     Randgold Resources Ltd., ADR+                    4,786
 1,267,200     Wheaton River Minerals Ltd. (F)+                 4,119
                                                           ----------
               Total Materials                                 19,333
                                                           ----------
     Telecommunication Services - 2.5%
   105,500     Arch Wireless, Inc.+                             3,016
   200,100     Asia Satellite Telecommunications
                 Holdings Ltd., Sponsored ADR                   3,862
                                                           ----------
               Total Telecommunication Services                 6,878
                                                           ----------
     Utilities - 1.9%
    53,000     Energen Corporation                              2,851
    71,400     Suburban Propane Partners LP**                   2,381
                                                           ----------
               Total Utilities                                  5,232
                                                           ----------
               Total Common Stocks
                 (Cost $185,438)                              199,432
                                                           ----------
CANADIAN INCOME TRUSTS - 8.3%
     Energy - 3.9%
   170,900     Bonavista Energy Trust**                         3,566
    96,100     Peyto Energy Trust**                             3,230
   245,500     Vermilion Energy Trust**                         3,937
                                                           ----------
               Total Energy                                    10,733
                                                           ----------
     Food, Beverage & Tobacco - 1.5%
   315,700     Connors Brothers Income Fund                     4,214
                                                           ----------
     Materials - 2.9%
    73,500     Fording Canadian Coal Trust                      4,336
    48,200     Labrador Iron Ore Royalty Trust                    729
   226,800     TimberWest Forest Corporation                    2,752
                                                           ----------
               Total Materials                                  7,817
                                                           ----------
               Total Canadian Income Trusts
                 (Cost $17,871)                                22,764
                                                           ----------
REAL ESTATE INVESTMENT TRUSTS - 6.8%
    41,800     Alexandria Real Estate Equities, Inc.            2,761
   146,700     Cedar Shopping Centers Inc.                      1,985
   130,100     Entertainment Properties Trust                   5,191
   386,500     Equity Inns Inc.                                 3,672
    58,900     Sovran Self Storage, Inc.                        2,301
   227,500     Winston Hotels, Inc.                             2,514
                                                           ----------
               Total Real Estate Investment Trusts
                 (Cost $17,496)                                18,424
                                                           ----------

                                                              Value
  Contracts                                                   (000s)
  ---------                                                   ------

PURCHASED PUT OPTIONS - 3.1%
     6,975     iShares Russell 2000 Index,
                 Expires January 2006 @ $95                $    2,860
     2,625     iShares Russell 2000 Index,
                 Expires January 2007 @ $95                     1,719
    20,000     Nasdaq 100 Index,
                 Expires January 2007 @ $29                     3,800
                                                           ----------
               Total Purchased Put Options
                 (Cost $9,513)                                  8,379
                                                           ----------
  Principal
   Amount
   (000s)
   ------

REPURCHASE AGREEMENT - 7.9%
  (Cost $21,479)
$   21,479     Agreement with Morgan Stanley,
                 1.770% dated 10/29/2004, to be
                 repurchased at $21,482,000 on
                 11/01/2004 (Collateralized by
                 U.S. Treasury Obligations, having
                 various interest rates and maturities,
                 market value $22,166,000)                     21,479
                                                           ----------
SHORT-TERM INVESTMENT - 12.8%
  (Cost $34,910)
    34,910     Mellon GSL DBT II
                 Collateral Fund++                             34,910
                                                           ----------
TOTAL INVESTMENTS (Cost $286,707*)   112.1%                   305,388
OTHER ASSETS AND LIABILITIES (Net)   (12.1)                   (33,055)
                                     -----                 ----------
NET ASSETS                           100.0%                $  272,333
                                     =====                 ==========

---------
    *  Aggregate cost for federal tax purposes is $286,794.
   **  Some or all of these securities are on loan at October
       31, 2004, and have an aggregate market value of $30,547,000, representing 11.2% of the total net assets of the Fund (Collateral Value $34,910,000).
    +  Non-income producing security.
   ++ Represents investment purchased with cash collateral for securities loaned.


----------------------------------------------------------------------------
                             GLOSSARY OF TERMS
   ADR                   -- American Depository Receipt
   (F)                   -- Foreign Shares
----------------------------------------------------------------------------

               See Notes to Financial Statements.                           59

          Portfolio of Investments
----------------------------------------------------------------------------
          SMALL CAP GROWTH FUND
          October 31, 2004
     -----------------------------------------------------------------------

                                                             Value
   Shares                                                    (000s)
   ------                                                    ------

COMMON STOCKS - 99.3%
   Consumer Discretionary - 15.3%
     Consumer Durables & Apparel - 1.3%
   167,900     Quiksilver, Inc.+                           $    4,576
                                                           ----------
     Hotels, Restaurants & Leisure - 3.1%
   348,300     Intrawest Corporation                            6,774
   154,600     Steiner Leisure Ltd.+                            3,771
                                                           ----------
                                                               10,545
                                                           ----------
     Media - 3.2%
   714,300     aQuantive, Inc.+                                 6,393
    30,600     Getty Images, Inc.+**                            1,809
 1,138,000     NTN Communications, Inc.+**                      3,016
                                                           ----------
                                                               11,218
                                                           ----------
     Retailing - 7.7%
   245,150     AnnTaylor Stores Corporation+                    5,506
    76,300     Blue Nile, Inc.+**                               1,854
   186,700     Building Materials Holding Corporation           5,396
   243,700     Pacific Sunwear of California, Inc.+             5,712
   325,800     West Marine, Inc.+                               7,992
                                                           ----------
                                                               26,460
                                                           ----------
               Total Consumer Discretionary                    52,799
                                                           ----------
   Consumer Staples - 3.5%
     Food & Staples Retailing - 3.5%
   958,600     SunOpta Inc.+                                    6,030
   221,500     United Natural Foods, Inc.+                      6,022
                                                           ----------
               Total Consumer Staples                          12,052
                                                           ----------
     Energy - 3.4%
 1,010,900     Hydrogenics Corporation+**                       4,812
   920,600     Quantum Fuel Systems Technologies
                 Worldwide, Inc.+                               6,812
                                                           ----------
               Total Energy                                    11,624
                                                           ----------
   Financials - 7.5%
     Banks - 1.4%
    19,300     First Mutual Bancshares, Inc.                      477
   101,600     Frontier Financial Corporation                   3,911
    33,375     Pacific Continental Corporation                    509
                                                           ----------
                                                                4,897
                                                           ----------
     Diversified Financials - 6.1%
   126,700     Affiliated Managers Group, Inc.+**               7,075
   186,817     American Capital Strategies Ltd.                 5,782
   325,600     First Albany Companies Inc.                      2,793
   135,900     Investors Financial Services Corporation**       5,231
                                                           ----------
                                                               20,881
                                                           ----------
               Total Financials                                25,778
                                                           ----------

   Health Care - 22.4%
     Health Care Equipment & Services - 7.6%
   250,800     Accredo Health, Inc.+                       $    5,776
   199,300     Advanced Neuromodulation Systems, Inc.+          6,344
   201,000     Affymetrix, Inc.+**                              6,130
   277,200     SonoSite, Inc.+                                  8,007
                                                           ----------
                                                               26,257
                                                           ----------
     Pharmaceuticals & Biotechnology - 14.8%
   681,600     Antigenics Inc.+**                               4,615
   623,200     Cell Genesys, Inc.+                              4,088
 1,025,500     Corixa Corporation+**                            4,076
   571,500     Dendreon Corporation+                            5,909
   838,400     Emisphere Technologies, Inc.+                    2,591
   142,200     Medicis Pharmaceutical Corporation,
                 Class A**                                      5,783
   258,100     Myriad Genetics, Inc.+                           4,574
   542,500     Neose Technologies, Inc.+                        3,893
   564,500     Pain Therapeutics, Inc.+                         3,923
   441,400     Pharmacyclics, Inc.+                             5,169
   258,500     Sangamo BioSciences, Inc.+                         985
   273,500     Zymogenetics, Inc.+                              5,166
                                                           ----------
                                                               50,772
                                                           ----------
               Total Health Care                               77,029
                                                           ----------
   Industrials - 12.0%
     Commercial Services & Supplies - 12.0%
 1,119,100     Digimarc Corporation+                           10,385
   366,600     Euronet Worldwide, Inc.+                         8,403
   287,395     First Consulting Group, Inc.+                    1,351
   430,900     Gevity HR, Inc.                                  7,674
   291,239     Hewitt Associates, Inc., Class A+                8,163
   703,000     Wireless Facilities, Inc.+                       5,188
                                                           ----------
               Total Industrials                               41,164
                                                           ----------
   Information Technology - 31.6%
     Communications Equipment - 3.7%
   330,400     InterDigital Communications Corporation+         5,253
   483,000     REMEC, Inc.+                                     2,661
   254,600     ViaSat, Inc.+                                    4,810
                                                           ----------
                                                               12,724
                                                           ----------
     Computers & Peripherals - 0.8%
   575,500     Immersion Corporation+                           2,670
                                                           ----------
     Electronic Equipment & Instruments - 3.7%
   269,700     Microvision, Inc.+**                             1,435
   313,800     Photon Dynamics, Inc.+                           5,742
   195,350     Trimble Navigation Ltd.+**                       5,605
                                                           ----------
                                                               12,782
                                                           ----------
     Internet Software & Services - 8.6%
   252,700     Ariba, Inc.+                                     3,879
 1,109,000     Corillian Corporation+                           5,457


60             See Notes to Financial Statements.

----------------------------------------------------------------------------
          SMALL CAP GROWTH FUND
          October 31, 2004
     -----------------------------------------------------------------------


                                                             Value
   Shares                                                    (000s)
   ------                                                    ------

COMMON STOCKS - (continued)
   Information Technology - (continued)
     Internet Software & Services - (continued)
 5,324,100     Intraware, Inc.+                            $    5,537
   815,800     Online Resources Corporation+                    5,923
 1,009,400     Primus Knowledge Solutions, Inc.+                1,211
 1,426,325     SumTotal Systems, Inc.+**                        7,645
                                                           ----------
                                                               29,652
                                                           ----------
     IT Services - 1.7%
 1,236,500     Lionbridge Technologies, Inc.+                   5,799
                                                           ----------
     Semiconductors & Semiconductor Equipment - 2.4%
    86,100     FEI Company+                                     1,667
   246,000     Pixelworks, Inc.+**                              2,777
   177,900     Power Integrations, Inc.+                        3,807
                                                           ----------
                                                                8,251
                                                           ----------
     Software - 10.7%
   169,900     ANSYS, Inc.+                                     4,689
 3,771,000     BSQUARE Corporation+                             2,413
   213,089     NetIQ Corporation+                               2,702
   777,900     Nuance Communications Inc.+                      3,135
 1,354,250     ONYX Software Corporation+                       4,764
   466,500     PDF Solutions, Inc.+                             6,065
   177,700     Quest Software, Inc.+                            2,607
 1,633,300     ScanSoft, Inc.+**                                6,329
   577,300     SkillSoft PLC, ADR+                              3,955
                                                           ----------
                                                               36,659
                                                           ----------
               Total Information Technology                   108,537
                                                           ----------
     Materials - 3.0%
   213,800     Headwaters Inc.+**                               6,735
 1,710,800     Liquidmetal Technologies Inc.+**                 3,481
                                                           ----------
               Total Materials                                 10,216
                                                           ----------
     Telecommunication Services - 0.6%
   123,885     Gilat Satellite Networks Ltd.+**                   710
   729,100     Primus Telecommunications Group, Inc.+**         1,392
                                                           ----------
               Total Telecommunication Services                 2,102
                                                           ----------
               Total Common Stocks
                 (Cost $375,101)                              341,301
                                                           ----------

  Principal
   Amount                                                    Value
   (000s)                                                    (000s)
   ------                                                    ------

REPURCHASE AGREEMENT - 0.8%
  (Cost $2,714)
$    2,714     Agreement with Morgan Stanley,
                 1.770% dated 10/29/2004, to be
                 repurchased at $2,714,000 on
                 11/01/2004 (Collateralized by
                 U.S. Treasury Obligations, having
                 various interest rates and maturities,
                 market value $2,801,000)                  $    2,714
                                                           ----------

SHORT-TERM INVESTMENT - 8.4%
  (Cost $28,827)
    28,827     Mellon GSL DBT II
                 Collateral Fund++                             28,827
                                                           ----------
TOTAL INVESTMENTS (Cost $406,642*)   108.5%                   372,842
OTHER ASSETS AND LIABILITIES (Net)    (8.5)                   (29,289)
                                     -----                 ----------
NET ASSETS                           100.0%                $  343,553
                                     =====                 ==========



    *  Aggregate cost for federal tax purposes is $415,700.
   **  Some or all of these securities are on loan at October
       31, 2004, and have an aggregate market value of $26,322,000, representing 7.7% of the total net assets of the Fund
       (Collateral Value $28,827,000).
    +  Non-income producing security.
   ++ Represents investment purchased with cash collateral for securities loaned.


----------------------------------------------------------------------------
                             GLOSSARY OF TERMS
   ADR              --  American Depository Receipt
----------------------------------------------------------------------------


               See Notes to Financial Statements.                           61

          Portfolio of Investments
----------------------------------------------------------------------------
          INTERNATIONAL GROWTH FUND
          October 31, 2004
     -----------------------------------------------------------------------

                                                              Value
    Shares                                                    (000s)
    ------                                                    ------

COMMON STOCKS - 96.4%
     Japan - 22.1% +++
    19,410     Advantest Corporation                        $    1,354
   246,000     AEON Company Ltd.                                 3,929
    10,165     Aiful Corporation                                 1,013
    37,000     Canon Inc.                                        1,822
     3,000     Dai Nippon Printing Company Ltd.                     41
     9,900     Daito Trust Construction Company, Ltd.              418
    87,000     Daiwa House Industry Company Ltd.                   888
       210     East Japan Railway Company                        1,101
    55,000     FANUC Ltd.                                        3,315
   246,000     Furukawa Electric Company Ltd.+                   1,029
    17,900     Hirose Electric Company Ltd.                      1,772
    14,700     Hoya Corporation                                  1,506
   368,000     Japan Airlines System Corporation+**              1,005
   125,200     Kansai Electric Power Company Inc.**              2,344
     5,500     Keyence Corporation                               1,237
   193,500     Konica Minolta Holdings Inc.                      2,577
     5,900     Kyocera Corporation                                 427
       322     Millea Holdings, Inc.                             4,245
   183,000     Mitsubishi Corporation                            2,018
   483,000     Mitsubishi Estate Company Ltd.                    5,090
   202,000     Mitsubishi Heavy Industries Ltd.                    567
       444     Mitsubishi Tokyo Financial Group, Inc.            3,763
   139,000     Mitsui Fudosan Company Ltd.                       1,473
   403,000     Mitsui Sumitomo Insurance Company Ltd.            3,302
    23,000     Murata Manufacturing Company Ltd.                 1,094
   663,000     NEC Corporation                                   3,671
    15,500     Nidec Corporation                                 1,676
   363,000     Nikko Cordial Corporation                         1,620
   106,000     Nikon Corporation**                               1,039
    18,000     Nintendo Company Ltd.                             2,027
       342     Nippon Telegraph & Telephone Corporation          1,449
   594,500     Nissan Motor Company Ltd.**                       6,690
     1,000     Nissin Food Products Company Ltd.                    24
    25,700     Nitto Denko Corporation                           1,217
    50,000     OMRON Corporation                                 1,132
    32,400     ORIX Corporation                                  3,793
    60,000     Ricoh Company, Ltd.                               1,119
    15,800     Rohm Company Ltd.                                 1,619
   186,600     Sankyo Company Ltd.**                             3,866
   274,000     Sekisui House Ltd.                                2,823
    12,100     Shimamura Company Ltd.                              885
   173,000     Shionogi & Company Ltd.                           2,680
    25,700     SMC Corporation                                   2,747
    30,600     SOFTBANK Corporation                              1,383
   157,000     Sompo Japan Insurance Inc.                        1,366
    37,190     Sony Corporation**                                1,292
   447,000     Sumitomo Chemical Company Ltd.                    2,164
       869     Sumitomo Mitsui Financial Group, Inc.**           5,638
   150,000     Suzuki Motor Corporation                          2,647
    53,400     Takeda Pharmaceutical Company Ltd.                2,575
    13,100     TDK Corporation                                     908
    62,500     Tokyo Electron Ltd.                               3,384
   407,000     TOKYO GAS Company Ltd.**                          1,514

                                                              Value
    Shares                                                    (000s)
    ------                                                    ------

   112,900     Toyota Motor Corporation                     $    4,391
     1,546     UFJ Holdings, Inc.+                               7,163
    22,900     Unicharm Corporation                              1,156
       260     Yahoo! Japan Corporation+**                       1,157
    24,300     Yamada Denki Company, Ltd.                          860
    26,100     Yamanouchi Pharmaceutical Company Ltd.              956
   201,500     Yamato Transport Company Ltd.                     2,712
                                                            ----------
                                                               128,673
                                                            ----------
     United Kingdom - 18.3%
    50,900     Anglo American PLC                                1,114
   437,000     ARM Holdings PLC**                                  779
    59,700     Associated British Foods PLC                        760
   156,400     AstraZeneca PLC                                   6,396
   205,400     AstraZeneca PLC (F)                               8,417
   259,969     BAE SYSTEMS PLC                                   1,135
   106,900     Barclays PLC                                      1,042
   891,100     BG Group PLC                                      5,796
   199,384     BHP Billiton PLC                                  2,022
    27,300     Brambles Industries PLC                             132
   333,810     Centrica PLC**                                    1,473
   295,200     Diageo PLC                                        3,940
    21,400     GlaxoSmithKline PLC                                 450
   359,400     HBOS PLC                                          4,804
   306,600     HSBC Holdings PLC                                 4,941
   105,600     Johnston Press PLC                                1,065
   129,600     Lloyds TSB Group PLC                              1,023
   359,700     National Grid Group PLC                           3,121
   288,800     Pearson PLC                                       3,164
    70,100     Prudential PLC                                      514
    35,900     Reckitt Benckiser PLC                               983
   419,700     Reed Elsevier PLC                                 3,741
   222,000     Rentokill Initial PLC                               631
    73,800     Rio Tinto PLC                                     1,926
   268,700     Royal Bank of Scotland Group PLC++                7,902
   449,200     Shell Transport & Trading Company PLC             3,529
   214,540     Smiths Group PLC                                  2,931
   178,800     Standard Chartered PLC                            3,189
   194,000     TI Automotive Ltd., Class A+                          0***
   455,800     Unilever PLC                                      3,833
 8,934,419     Vodafone Group PLC                               22,837
    71,600     Wolseley PLC                                      1,235
   119,500     Xstrata PLC                                       1,850
                                                            ----------
                                                               106,675
                                                            ----------

     France - 10.9%
    50,200     Accor SA                                          2,078
   147,900     BNP Paribas SA                                   10,037
   175,600     Bouygues SA++**                                   6,898
     9,400     Carrefour SA                                        411
    19,600     Compagnie Generale des Etablissements
                 Michelin, Class B                               1,063
    21,500     Dassault Systemes SA                              1,088
    28,100     Essilor International SA                          1,902
    11,200     France Telecom SA                                   320
    46,800     Groupe Danone                                     3,905


62             See Notes to Financial Statements.



          Portfolio of Investments (continued)
----------------------------------------------------------------------------
          INTERNATIONAL GROWTH FUND
          October 31, 2004
     -----------------------------------------------------------------------

                                                              Value
    Shares                                                    (000s)
    ------                                                    ------


COMMON STOCKS - (continued)
     France - (continued)
    26,998     L'Air Liquide SA                             $    4,348
    27,700     L'Oreal SA                                        1,883
    29,300     Renault SA                                        2,445
   246,300     Sanofi-Aventis**                                 17,952
    10,667     Sanofi-Aventis (F)                                  787
    40,800     Schneider Electric SA                             2,694
    17,900     Societe Generale Group                            1,655
    69,300     STMicroelectronics NV                             1,274
    14,600     STMicroelectronics NV (F)                           270
    93,200     Vivendi Universal SA+                             2,538
                                                            ----------
                                                                63,548
                                                            ----------

     Switzerland - 9.9%
    19,900     Adecco SA                                           955
   236,782     Compagnie Financiere Richemont AG, A
                 Units                                           6,691
    97,701     Credit Suisse Group+                              3,330
   114,166     Holcim Ltd.                                       6,081
    32,570     Nestle SA                                         7,679
   241,857     Novartis AG                                      11,494
    13,397     Roche Holding AG-Genusschein                      1,365
     2,010     Serono SA                                         1,246
   106,325     Swiss Reinsurance Company                         6,505
    18,781     Swisscom AG                                       6,741
    17,120     Syngenta AG+                                      1,627
    10,500     Synthes, Inc.                                     1,115
    41,956     UBS AG                                            3,014
                                                            ----------
                                                                57,843
                                                            ----------

     Netherlands - 8.4%
   255,840     ABN AMRO Holding NV                               6,102
   313,968     AEGON NV                                          3,427
    85,625     Heineken Holding NV, Class A                      2,397
   132,006     Heineken NV                                       4,137
   130,314     ING Groep NV                                      3,440
   870,200     Koninklijke (Royal) KPN NV                        6,941
    31,000     Koninklijke (Royal) Numico NV+                    1,042
    37,800     Koninklijke (Royal) Philips Electronics NV          892
    19,000     Reed Elsevier NV                                    249
   262,000     Royal Dutch Petroleum Company                    14,194
    14,900     Royal Dutch Petroleum Company (F)                   808
    75,500     TPG NV                                            1,819
    26,200     Unilever NV**                                     1,520
    63,662     VNU NV                                            1,734
                                                            ----------
                                                                48,702
                                                            ----------

     Germany - 5.5%
    35,500     Allianz AG                                        3,765
   104,900     Bayerische Hypo-und Vereinsbank AG+               2,046
    35,500     Bayerische Motoren Werke (BMW) AG                 1,497
   130,200     DaimlerChrysler AG                                5,363
    23,400     Deutsche Bank AG                                  1,774
    53,637     Deutsche Boerse AG                                2,671
    32,800     E.ON AG                                           2,661


                                                              Value
    Shares                                                    (000s)
    ------                                                    ------

   122,000     Infineon Technologies AG+                    $    1,325
    17,100     Metro AG                                            814
    18,142     Muenchener Rueckversicherungs-
                 Gesellschaft AG++                               1,770
    10,400     SAP AG                                            1,766
     5,200     SAP AG, Sponsored ADR                               222
    56,600     Siemens AG                                        4,201
    53,400     ThyssenKrupp AG                                     999
    27,500     Volkswagen AG                                     1,218
                                                            ----------
                                                                32,092
                                                            ----------

     Canada - 3.7%
    96,900     Abitibi-Consolidated Inc.**                         578
   119,900     Alcan Inc.**                                      5,539
   136,000     Bombardier Inc., Class B++**                        312
    15,500     Cameco Corporation                                1,255
    31,800     Great-West Lifeco Inc.**                            663
    68,500     Inco Ltd. (F)+                                    2,425
    25,800     Manulife Financial Corporation**                  1,203
    30,100     National Bank of Canada**                         1,204
    44,800     Suncor Energy Inc.                                1,530
    66,100     TELUS Corporation**                               1,501
   154,700     Thomson Corporation                               5,362
                                                            ----------
                                                                21,572
                                                            ----------

     Spain - 3.6%
   535,700     Banco Bilbao Vizcaya Argentaria SA                8,382
   118,900     Banco Santander Central Hispano SA**              1,323
    54,800     Iberdrola SA**                                    1,196
   155,200     Industria de Diseno Textil SA (Inditex)**         3,933
   367,741     Telefonica SA                                     6,053
                                                            ----------
                                                                20,887
                                                            ----------

     Australia - 3.0% +++
   195,100     Amcor Ltd.                                        1,112
   136,862     Australia & New Zealand Banking Group Ltd.        2,086
   228,138     Brambles Industries Ltd.**                        1,208
   319,702     Foster's Group Ltd.                               1,206
   296,500     Insurance Australia Group Ltd.                    1,194
    58,837     National Australia Bank Ltd.                      1,242
   169,100     Promina Group Ltd.                                  573
   174,887     QBE Insurance Group Ltd.                          1,794
   223,256     Rinker Group Ltd.                                 1,448
    55,300     Wesfarmers Ltd.                                   1,435
    81,200     Westpac Banking Corporation                       1,145
   282,700     WMC Resources Ltd.                                1,425
   132,000     Woolworths Ltd.                                   1,319
                                                            ----------
                                                                17,187
                                                            ----------

     Hong Kong - 1.5% +++
   112,000     Cheung Kong Holdings Ltd.                           928
   251,600     Esprit Holdings Ltd.++                            1,345
 1,249,000     Hang Lung Properties Ltd.                         1,853
    79,000     Hang Seng Bank Ltd.                               1,051
   911,500     Johnson Electric Holdings Ltd.                      908
 1,294,000     Li & Fung Ltd.                                    1,912



                  See Notes to Financial Statements.                      63




          Portfolio of Investments (continued)
----------------------------------------------------------------------------
          INTERNATIONAL GROWTH FUND
          October 31, 2004
     -----------------------------------------------------------------------

                                                              Value
    Shares                                                    (000s)
    ------                                                    ------


COMMON STOCKS - (continued)
     Hong Kong - (continued)
   117,800     Swire Pacific Ltd., Class A                  $      832
                                                            ----------
                                                                 8,829
                                                            ----------

     South Korea - 1.2% +++
    17,616     Samsung Electronics Company Ltd.                  6,916
                                                            ----------

     Sweden - 1.2%
    92,100     Assa Abloy AB, B Shares                           1,240
   100,000     ForeningsSparbanken AB                            2,094
    29,800     Scania AB, Class B                                1,079
   511,000     Telefonaktiebolaget LM Ericsson,
                 B Shares+                                       1,480
    34,000     Telefonaktiebolaget LM Ericsson,
                 Sponsored ADR+                                    983
                                                            ----------
                                                                 6,876
                                                            ----------

     Italy - 1.0%
   157,350     Eni SpA                                           3,563
   435,800     UniCredito Italiano SpA                           2,334
                                                            ----------
                                                                 5,897
                                                            ----------

     Norway - 1.0%
   127,700     DnB Holding ASA                                   1,079
    21,000     Norsk Hydro ASA                                   1,541
    53,700     Norske Skogindustrier ASA                           974
   158,600     Statoil ASA                                       2,289
                                                            ----------
                                                                 5,883
                                                            ----------

     Singapore - 1.0% +++
 3,252,675     Singapore Telecommunications, Ltd.++              4,716
   122,000     United Overseas Bank Ltd.                           989
                                                            ----------
                                                                 5,705
                                                            ----------

     Denmark - 0.7%
    39,300     Novo Nordisk A/S, Class B                         1,948
    51,200     TDC A/S                                           1,889
                                                            ----------
                                                                 3,837
                                                            ----------

     Ireland - 0.6%
    93,268     CRH PLC                                           2,219
    58,000     Elan Corporation PLC, ADR+                        1,496
                                                            ----------
                                                                 3,715
                                                            ----------

     Mexico - 0.5%
    47,600     America Movil SA de CV, Series L, ADR             2,094
    28,700     Telefonos de Mexico SA de CV, Class L,
                 Sponsored ADR                                     983
                                                            ----------
                                                                 3,077
                                                            ----------

     Finland - 0.5%
   181,100     Nokia Oyj                                         2,785
     5,300     UPM-Kymmene Oyj                                     105
                                                            ----------
                                                                 2,890
                                                            ----------

                                                              Value
    Shares                                                    (000s)
    ------                                                    ------

     Taiwan - 0.5% +++
   360,788     Taiwan Semiconductor Manufacturing
                 Company Ltd., Sponsored ADR                $    2,731
                                                            ----------
     Brazil - 0.4%
    60,591     Companhia Vale do Rio Doce, ADR                   1,282
    51,300     Companhia Vale do Rio Doce, Sponsored
                 ADR                                               934
                                                            ----------
                                                                 2,216
                                                            ----------

     Belgium - 0.3%
    63,600     SES GLOBAL, FDR                                     655
    25,600     UCB Group SA                                      1,349
                                                            ----------
                                                                 2,004
                                                            ----------

     India - 0.3%
    24,000     Infosys Technologies Ltd., Sponsored
                 ADR**                                           1,596
                                                            ----------

Austria - 0.2%
    23,600     Erste Bank der oesterreichischen
                 Sparkassen AG                                   1,047
                                                            ----------

     Russia - 0.1%
    38,100     YUKOS, ADR+**                                       637
                                                            ----------

     South Africa - 0.0% ****
    13,000     Sasol Ltd.                                          256
                                                            ----------

               Total Common Stocks
                 (Cost $489,158)                               561,291
                                                            ----------

CONVERTIBLE PREFERRED STOCKS - 0.5%
     Japan - 0.5% +++
99,000,000     Sumitomo Mitsui Finance Group Inc. (F),
                 Conv. Pfd., 2.250% due 07/11/2005++             1,902
69,000,000     Sumitomo Mitsui Finance Group Inc. (F),
                 Conv. Pfd., 2.250% due 07/11/2005               1,325
                                                            ----------

               Total Convertible Preferred Stocks
                 (Cost $1,880)                                   3,227
                                                            ----------

PREFERRED STOCKS - 0.2%
     Australia - 0.2% +++
   120,395     News Corporation Ltd.**                             944
                                                            ----------

South Korea - 0.0% +++****
       900     Samsung Electronics Company Ltd.                    241
                                                            ----------

               Total Preferred Stocks
                 (Cost $1,035)                                   1,185
                                                            ----------


 Principal
  Amount
  (000s)
  ------

CONVERTIBLE BONDS - 0.1%
  (Cost $657)
     Switzerland - 0.1%
$      826     Credit Suisse Group Financial, Conv. Jr.
                 Bond, 6.000% due 12/23/2005                       836
                                                            ----------


64             See Notes to Financial Statements.



          Portfolio of Investments (continued)
----------------------------------------------------------------------------
          INTERNATIONAL GROWTH FUND
          October 31, 2004
     -----------------------------------------------------------------------

                                                              Value
    Shares                                                    (000s)
    ------                                                    ------


RIGHTS - 0.0% ****
  (Cost $0)
     United Kingdom - 0.0% ****
    17,000     Prudential PLC, Expires 11/10/2004+          $       29
                                                            ----------

 Principal
  Amount
  (000s)
  ------

REPURCHASE AGREEMENT - 3.8%
  (Cost $21,900)
$   21,900     Agreement with Morgan Stanley,
                 1.770% dated 10/29/2004, to be
                 repurchased at $21,903,000 on
                 11/01/2004 (Collateralized by
                 U.S. Treasury Obligations, having
                 various interest rates and maturities,
                 market value $22,601,000)                      21,900
                                                            ----------
SHORT-TERM INVESTMENT - 8.9%
  (Cost $51,885)
    51,885     Mellon GSL DBT II
                 Collateral Fund++++                            51,885
                                                            ----------
TOTAL INVESTMENTS (Cost $566,515*)                109.9%       640,353
OTHER ASSETS AND LIABILITIES (Net)                 (9.9)       (57,943)
                                                  -----     ----------
NET ASSETS                                        100.0%    $  582,410
                                                  =====     ==========


---------
     *     Aggregate cost for federal tax purposes is $572,222.
    ** Some or all of these securities are on loan at October 31, 2004, and have an aggregate market value of $49,324,000, representing 8.5% of the net assets of the Fund (Collateral Value $51,885,000).
   ***     Value of security is $0.
  ****     Amount represents less than 0.1% of total net assets.
     +     Non-income producing security.
    ++ Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.
   +++ Investments in the areas of the Pacific Rim at October 31, 2004 are 30.0% of the net assets of the Fund.
  ++++ Represents investment purchased with cash collateral for securities loaned.




                  See Notes to Financial Statements.                       65



          Portfolio of Investments (continued)
----------------------------------------------------------------------------
          INTERNATIONAL GROWTH FUND
          October 31, 2004
     -----------------------------------------------------------------------

               SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS


                 Forward Foreign Currency Contracts to Buy

                       Contracts to Receive
                             (000s)
               -------------------------------------       Net
                                                        Unrealized
                                              In       Appreciation/
Expiration        Local        Value in    Exchange   (Depreciation)
   Date          Currency       U.S. $    for U.S. $   of Contracts
----------    --------------   --------   ----------  --------------
11/01/2004    CAD        503       412        411      $       1
11/01/2004    EUR      1,660     2,112      2,109              3
11/01/2004    GBP        622     1,139      1,137              2
11/01/2004    JPY    258,695     2,436      2,430              6
11/01/2004    SEK      1,617       227        227             -- ***
11/02/2004    CAD         99        81         81             -- ***
11/02/2004    EUR         45        58         58             -- ***
11/02/2004    SEK        623        88         88             -- ***
11/03/2004    AUD         51        38         38             -- ***
11/03/2004    SEK        726       102        103             (1)
                                                       ---------
                                                       $      11
                                                       ---------


                 Forward Foreign Currency Contracts to Sell

                        Contracts to Deliver
                             (000s)
               -------------------------------------       Net
                                                        Unrealized
                                              In       Appreciation/
Expiration        Local        Value in    Exchange   (Depreciation)
   Date          Currency       U.S. $    for U.S. $   of Contracts
----------    --------------   --------   ----------  --------------
11/01/2004    NOK        183        28         28      $      -- ***
11/02/2004    EUR         46        59         59             -- ***
11/02/2004    GBP         77       141        141             -- ***
11/02/2004    JPY     15,630       147        147             -- ***
11/03/2004    GBP         26        47         47             -- ***
11/03/2004    SEK         45         6          6             -- ***
11/04/2004    JPY     18,811       177        178              1
11/17/2004    CHF      1,073       894        853            (41)
12/01/2004    CHF      8,708     7,257      6,919           (338)
12/07/2004    JPY    190,053     1,794      1,721            (73)
01/24/2005    JPY    355,589     3,366      3,259           (107)
                                                       ---------
                                                       $    (558)
                                                       ---------
Net Unrealized Depreciation of Forward
Foreign Currency Contracts                             $    (547)
                                                       =========

---------
 ***  Amount represents less than $500.



As of October 31, 2004, sector diversification is as follows (unaudited):

                                                     % of           Value
         Sector Diversification                   Net Assets        (000s)
         ----------------------                   ----------        ------

COMMON STOCKS:
Banks                                                15.7%       $   91,399
Pharmaceuticals & Biotechnology                      10.8            62,977
Telecommunication Services                           10.7            62,422
Materials                                             7.6            44,079
Energy                                                5.9            34,143
Food, Beverage & Tobacco                              5.2            30,443
Insurance                                             5.2            30,321
Automobiles & Components                              4.3            25,314
Capital Goods                                         4.2            24,176
Semiconductors & Semiconductor Equipment              3.7            21,823
Consumer Durables & Apparel                           3.2            18,535
Media                                                 3.2            18,508
Retailing                                             2.3            13,568
Diversified Financials                                2.3            13,369
Utilities                                             2.1            12,309
Real Estate Investment Trusts                         1.7             9,762
Electronic Equipment & Instruments                    1.6             8,620
Transportation                                        1.1             6,637
Commercial Services & Supplies                        1.0             5,908
Other                                                 4.6            26,978
                                                    -----        ----------
TOTAL COMMON STOCKS                                  96.4           561,291
CONVERTIBLE PREFERRED STOCKS                          0.5             3,227
PREFERRED STOCKS                                      0.2             1,185
CONVERTIBLE BONDS                                     0.1               836
RIGHTS                                                0.0****            29
REPURCHASE AGREEMENT                                  3.8            21,900
SHORT-TERM INVESTMENTS                                8.9            51,885
                                                    -----        ----------
TOTAL INVESTMENTS                                   109.9           640,353
OTHER ASSETS AND LIABILITIES (NET)                   (9.9)          (57,943)
                                                    -----        ----------
NET ASSETS                                          100.0%       $  582,410
                                                    =====        ==========

---------
**** Amount represents less than 0.1% of total net assets.


----------------------------------------------------------------------------
                             GLOSSARY OF TERMS

         ADR      --        American Depository Receipt
         AUD      --        Australian Dollar
         CAD      --        Canadian Dollar
         CHF      --        Swiss Franc
         EUR      --        EURO
         (F)      --        Foreign Shares
         FDR      --        Fiduciary Depository Receipt
         GBP      --        Great Britain Pound Sterling
         JPY      --        Japanese Yen
         NOK      --        Norwegian Krone
         SEK      --        Swedish Krona
----------------------------------------------------------------------------




66             See Notes to Financial Statements.



          Portfolio of Investments
----------------------------------------------------------------------------
          SHORT TERM INCOME FUND
          October 31, 2004
     -----------------------------------------------------------------------

  Principal
   Amount                                                          Value
   (000s)                                                          (000s)
   ------                                                          ------

CORPORATE BONDS AND NOTES - 56.4%
     Financial Services - 10.8%
$    6,000     Berkshire Hathaway Inc. Note,
                 3.375% due 10/15/2008                           $    5,985
               CIT Group Inc., Sr. Note:
     1,500       7.375% due 04/02/2007                                1,644
     2,000       7.625% due 08/16/2005                                2,078
     3,750     Countrywide Home Loans, Inc., Company
                 Guarantee, Series K,
                 5.500% due 02/01/2007                                3,929
     2,500     Goldman Sachs Group, Inc., Note,
                 4.125% due 01/15/2008                                2,559
               Household Finance Corporation, Note:
     3,500       5.750% due 01/30/2007                                3,702
     1,500       7.875% due 03/01/2007                                1,659
     3,500     Rollins Truck Leasing Corporation, Deb.,
                 8.375% due 02/15/2007                                3,889
     4,000     SLM Corporation, MTN,
                 4.000% due 01/15/2009                                4,026
                                                                 ----------
                                                                     29,471
                                                                 ----------
     Real Estate Investment Trusts/Property - 8.8%
     4,000     CPG Partners LP, Note,
                 3.500% due 03/15/2009                                3,894
     4,250     Developers Diversified Realty Corporation,
                 Sr. Note,
                 6.625% due 01/15/2008                                4,595
     4,000     Duke-Weeks Realty Corporation, Note,
                 7.375% due 08/01/2007                                4,445
     3,750     EOP Operating LP, Note,
                 7.750% due 11/15/2007                                4,196
     3,500     Health Care Property Investors, Inc.,
                 Note,
                 6.875% due 06/08/2005                                3,584
     3,000     Nationwide Health Properties Inc., Note,
                 9.750% due 03/20/2008                                3,475
                                                                 ----------
                                                                     24,189
                                                                 ----------
     Banks - 8.0%
     4,250     Capital One Bank, Sr. Note,
                 8.250% due 06/15/2005                                4,392
     5,750     Fifth Third Bank, Note,
                 2.700% due 01/30/2007                                5,720
     3,000     J.P. Morgan Chase & Company, Note,
                 5.350% due 03/01/2007                                3,151
     3,500     MBNA America Bank N.A., Note,
                 6.500% due 06/20/2006                                3,698
     5,000     U.S. Bank N.A., Note,
                 2.850% due 11/15/2006                                4,999
                                                                 ----------
                                                                     21,960
                                                                 ----------
     Gaming - 4.0%
     5,750     Carnival Corporation, Company Guarantee,
                 3.750% due 11/15/2007                                5,799
     5,000     Harrah's Operating Company, Inc.,
                 Company Guarantee,
                 5.500% due 07/01/2010                                5,224
                                                                 ----------
                                                                     11,023
                                                                 ----------

  Principal
   Amount                                                          Value
   (000s)                                                          (000s)
   ------                                                          ------

     Utilities - 3.9%
$    4,000     Constellation Energy Group, Inc., Note,
                 6.350% due 04/01/2007                           $    4,283
     1,650     Pacific Gas & Electric Company, First
                 Mortgage,
                 3.600% due 03/01/2009                                1,640
     1,650     Sempra Energy, Note,
                 4.750% due 05/15/2009                                1,696
     2,750     Texas-New Mexico Power Company,
                 Sr. Note,
                 6.250% due 01/15/2009                                2,936
                                                                 ----------
                                                                     10,555
                                                                 ----------
     Auto Manufacturing & Parts - 3.5%
     4,000     Ford Motor Credit  Company, Note,
                 6.500% due 01/25/2007                                4,205
     5,000     Toyota Motor Credit Corporation, Note,
                 5.650% due 01/15/2007                                5,283
                                                                 ----------
                                                                      9,488
                                                                 ----------
     Telecommunications - 3.1%
     3,250     Deutsche Telekom International Finance BV,
                 Company Guarantee,
                 8.250% due 06/15/2005                                3,362
     1,500     TELUS Corporation, Note,
                 7.500% due 06/01/2007                                1,649
     3,500     Verizon Global Funding Corporation, Note,
                 4.000% due 01/15/2008                                3,565
                                                                 ----------
                                                                      8,576
                                                                 ----------
     Cable TV - 3.0%
     4,000     AOL Time Warner Inc., Note,
                 6.150% due 05/01/2007                                4,281
     4,000     Cox Enterprises, Inc., Note,
                 4.375% due 05/01/2008**                              3,970
                                                                 ----------
                                                                      8,251
                                                                 ----------
     Consumer Products/Services - 2.5%
     3,500     PHH Corporation, Note,
                 6.000% due 03/01/2008                                3,750
     3,000     Sealed Air Corporation,
                 Conv. Sr. Note,
                 3.000% due 06/30/2033**                              3,068
                                                                 ----------
                                                                      6,818
                                                                 ----------
     Food - 2.3%
     2,000     ConAgra Inc., Sr. Note,
                 9.875% due 11/15/2005                                2,133
     4,000     Safeway Inc., Sr. Note,
                 6.150% due 03/01/2006                                4,168
                                                                 ----------
                                                                      6,301
                                                                 ----------
     Health Care - 1.5%
     4,000     Cardinal Health, Inc., Note,
                 6.250% due 07/15/2008                                4,230
                                                                 ----------



                  See Notes to Financial Statements.                       67



          Portfolio of Investments (continued)
----------------------------------------------------------------------------
          SHORT TERM INCOME FUND
          October 31, 2004
     -----------------------------------------------------------------------

  Principal
   Amount                                                          Value
   (000s)                                                          (000s)
   ------                                                          ------


CORPORATE BONDS AND NOTES - (continued)
     Airlines - 1.5%
$    4,000     Southwest Airlines Company, Pass-thru
                 Certificates,
                 5.496% due 11/01/2006                           $    4,169
                                                                 ----------
     Paper/Forest Products - 1.3%
     3,500     Weyerhaeuser Company, Note,
                 6.000% due 08/01/2006                                3,683
                                                                 ----------
     Information Technology - 1.2%
     3,000     Computer Science Corporation, Note,
                 6.750% due 06/15/2006                                3,182
                                                                 ----------
     Retail - 0.6%
     1,500     CVS Corporation, Note,
                 4.000% due 09/15/2009**                              1,509
                                                                 ----------
     Aerospace/Defense - 0.4%
     1,000     Boeing Capital Corporation, Sr. Note,
                 5.650% due 05/15/2006                                1,043
                                                                 ----------
               Total Corporate Bonds and Notes
                 (Cost $150,393)                                    154,448
                                                                 ----------
ASSET-BACKED SECURITIES - 7.0%
     3,636     Atlantic City Electric Transition Funding
                 LLC, Series 2003-1, Class A1,
                 2.890% due 07/20/2011                                3,609
     5,000     Capital One Multi-Asset Execution Trust,
                 Series 2003-A6, Class A6,
                 2.950% due 08/17/2009                                5,008
               FFCA Secured Lending Corporation:
     2,180       Series 1999-1A , Class A1A,
                 6.370% due 09/18/2025**                              2,180
       314       Series 1999-2, Class WA1A,
                 7.130% due 05/18/2026**                                317
       120     Green Tree Financial Corporation, Series
                 1995-6, Class B1,
                 7.700% due 09/15/2026                                   83
     3,200     Residential Asset Mortgage Products, Inc.,
                 Series 2003-RS4, Class AI3,
                 2.742% due 11/25/2028                                3,193
     4,750     WFS Financial Owner Trust, Series 2004-3,
                 Class A4,
                 3.930% due 02/17/2012                                4,815
                                                                 ----------
               Total Asset-Backed Securities
                 (Cost $19,197)                                      19,205
                                                                 ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.4%
               Federal Home Loan Bank, Bond:
     4,000       1.625% due 04/15/2005                                3,991
     4,000       1.875% due 06/15/2006                                3,952
     4,000       2.500% due 12/15/2005                                4,004
               Federal Home Loan Mortgage Corporation:
     3,500       Bond,
                 3.250% due 02/25/2008                                3,483
                 Note:
     2,000       4.250% due 06/15/2005                                2,024
     4,000       6.875% due 01/15/2005                                4,039



  Principal
   Amount                                                          Value
   (000s)                                                          (000s)
   ------                                                          ------

               Federal National Mortgage Association:
                 Note:
$    4,000       4.250% due 07/15/2007                           $    4,132
     3,000       5.500% due 02/15/2006                                3,113
     5,000       Sub. Note,
                 4.000% due 09/02/2008                                5,089
                                                                 ----------
               Total U.S. Government Agency Obligations
                 (Cost $33,616)                                      33,827
                                                                 ----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 2.2%
     Adjustable Rate Mortgage-Backed Securities (ARMS) - 0.9%
        91     Federal Home Loan Mortgage Corporation
                 (FHLMC),
                 3.451% due 11/01/2021+                                  94
               Federal National Mortgage Association
                 (FNMA):
        20       3.250% due 11/01/2021+                                  20
         9       3.655% due 11/01/2022+                                   9
        42       3.982% due 01/01/2019+                                  43
        74       4.619% due 11/01/2035+                                  75
     2,268       4.658% due 11/01/2032+                               2,318
        21       5.555% due 04/01/2019+                                  22
                                                                 ----------
               Total ARMS
                 (Cost $2,609)                                        2,581
                                                                 ----------
     Federal Home Loan Mortgage Corporation (FHLMC) - 0.7%
     1,699     6.000% due 04/01/2017-05/01/2017                       1,785
        38     9.500% due 08/01/2016                                     43
                                                                 ----------
               Total FHLMC
                 (Cost $1,770)                                        1,828
                                                                 ----------
     Federal National Mortgage Association (FNMA) - 0.4%
     1,027     6.500% due 01/01/2012-01/01/2014                       1,091
        51     8.500% due 11/01/2017                                     57
        30     10.000% due 05/01/2022                                    34
                                                                 ----------
               Total FNMA
                 (Cost $1,113)                                        1,182
                                                                 ----------
     Government National Mortgage Association (GNMA) - 0.2%
        14     8.000% due 03/15/2012                                     15
        14     9.000% due 04/20/2025                                     16
       176     10.000% due 01/15/2019-02/15/2019                        199
       167     11.000% due 02/15/2010-08/15/2020                        189
                                                                 ----------
               Total GNMA
                 (Cost $399)                                            419
                                                                 ----------
               Total U.S. Government Agency Mortgage-
                 Backed Securities
                 (Cost $5,891)                                        6,010
                                                                 ----------



68             See Notes to Financial Statements.



          Portfolio of Investments (continued)
----------------------------------------------------------------------------
          SHORT TERM INCOME FUND
          October 31, 2004
     -----------------------------------------------------------------------

         Principal
         Amount            Value
         (000s)            (000s)

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 8.0%
               Federal Home Loan Mortgage Corporation:

$    5,000       Series 2442, Class PG,
                 6.000% due 06/15/2030                           $    5,136
       576       Series 2541, Class LU,
                 4.000% due 12/15/2027                                  577
     5,000       Series 2552, Class KB,
                 4.250% due 06/15/2027                                5,052
     2,993       Series 2575, Class LM,
                 4.500% due 05/15/2032                                3,031
     3,572     Federal National Mortgage Association,
                 Series 2002-58, Class HB,
                 5.500% due 11/25/2015                                3,632
     4,369     Government National Mortgage Association,
                 Series 2002-70, Class PA,
                 4.500% due 08/20/2032                                4,408
                                                                 ----------
               Total CMO
                 (Cost $21,927)                                      21,836
                                                                 ----------
U.S. TREASURY NOTES - 4.0%
     5,000     1.500% due 02/28/2005                                  4,993
     6,000     2.000% due 05/15/2006                                  5,968
                                                                 ----------
               Total U.S. Treasury Notes
                 (Cost $10,999)                                      10,961
                                                                 ----------
COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) - 0.6%
  (Cost $1,577)
     1,577     GMAC Commercial Mortgage Securities Inc.,
                 Series 1999-CTL1, Class A,
                 7.151% due 12/15/2016**                              1,671
                                                                 ----------
REPURCHASE AGREEMENT - 8.4%
  (Cost $23,082)
    23,082     Agreement with Morgan Stanley,
                 1.770% dated 10/29/2004, to be
                 repurchased at $23,085,000 on
                 11/01/2004 (Collateralized by
                 U.S. Treasury Obligations, having
                 various interest rates and maturities,
                 market value $23,821,000)                           23,082
                                                                 ----------
TOTAL INVESTMENTS++ (Cost $266,682*)                    99.0%       271,040
OTHER ASSETS AND LIABILITIES (Net)                       1.0          2,771
                                                       -----     ----------
NET ASSETS                                             100.0%    $  273,811
                                                       =====     ==========

---------
    * Aggregate cost for federal tax purposes.
   ** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.
    + Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2004.
   ++ All securities segregated as collateral for futures contracts.


----------------------------------------------------------------------------
                             GLOSSARY OF TERMS

         MTN      -- Medium Term Note
----------------------------------------------------------------------------



                                                                  Unrealized
 Number of                                          Value        Depreciation
 Contracts                                          (000s)          (000s)
----------                                          -------      ------------
Futures Contracts-Short Position
       100     U.S. 5 Year Treasury Note,
                 December 2004                      $11,138      $     (109)
                                                                 ==========






                  See Notes to Financial Statements.                       69



          Portfolio of Investments
----------------------------------------------------------------------------
          U.S. GOVERNMENT SECURITIES FUND
          October 31, 2004
     -----------------------------------------------------------------------

 Principal
  Amount                                                      Value
  (000s)                                                      (000s)
 ---------                                                    ------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 70.9%
     Federal Home Loan Mortgage Corporation (FHLMC) - 33.9%
$   18,872     4.000% due 08/01/2018                        $   18,597
    66,648     4.500% due 04/01/2018-08/01/2033                 66,589
   125,970     5.000% due 04/01/2018-05/01/2034                126,215
   164,130     5.500% due 11/01/2018-11/01/2034                167,944
    77,771     6.000% due 04/01/2017-05/01/2034                 80,856
    43,210     6.500% due 02/01/2011-01/01/2032                 45,622
    13,762     7.000% due 07/01/2024-04/01/2032                 14,660
     6,230     7.500% due 12/01/2006-02/01/2031                  6,630
       330     8.000% due 12/01/2030                               358
       668     8.500% due 04/01/2019-07/01/2029                    728
        71     8.750% due 01/01/2013                                75
       139     9.000% due 12/01/2008-08/01/2022                    154
       106     9.500% due 06/01/2016-05/01/2017                    118
                                                            ----------
               Total FHLMC
                 (Cost $523,159)                               528,546
                                                            ----------

     Federal National Mortgage Association (FNMA) - 27.1%
    17,864     4.500% due 12/01/2018                            17,965
    93,683     5.000% due 04/01/2018-06/01/2034                 95,115
   142,274     5.500% due 02/01/2009-07/01/2034                145,798
    66,029     6.000% due 12/01/2016-03/01/2034                 68,830
    71,082     6.500% due 09/01/2024-07/01/2034                 74,970
     3,095     6.820% due 02/01/2011                             3,245
    11,089     7.000% due 06/01/2010-07/01/2032                 11,788
     3,532     7.500% due 12/01/2024-02/01/2030                  3,804
       461     8.000% due 05/01/2022-01/01/2025                    490
        66     8.500% due 02/01/2023-09/01/2025                     71
       624     9.000% due 02/01/2017-09/01/2030                    689
                                                            ----------
               Total FNMA
                 (Cost $419,787)                               422,765
                                                            ----------

     Government National Mortgage Association (GNMA) - 9.9%
    59,646     5.500% due 07/20/2033-03/20/2034                 61,038
    53,606     6.000% due 04/20/2026-06/15/2034                 55,853
    23,065     6.500% due 03/15/2024-05/20/2034                 24,366
       220     6.800% due 04/20/2025                               234
     4,453     7.000% due 07/15/2008-06/20/2031                  4,757
     3,837     7.500% due 03/15/2024-11/15/2029                  4,133
       176     7.750% due 12/15/2029                               191
       880     8.000% due 04/15/2022-06/20/2030                    958
       695     9.000% due 11/15/2021                               783
     1,476     9.500% due 04/15/2016-08/15/2021                  1,674
        12     13.500% due 09/15/2014-12/15/2014                    15
                                                            ----------
               Total GNMA
                 (Cost $151,648)                               154,002
                                                            ----------

     Adjustable Rate Mortgage-Backed Securities
       (ARMS) - 0.0% +++
       (Cost $168)
       167     Federal National Mortgage Association
                 (FNMA),
                 3.445% due 03/01/2028+                            172
                                                            ----------
               Total U.S. Government Agency Mortgage-
                 Backed Securities
                 (Cost $1,094,762)                           1,105,485
                                                            ----------


 Principal
  Amount                                                      Value
  (000s)                                                      (000s)
 ---------                                                    ------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 16.7%
$   19,802     Banc of America Mortgage Securities, Inc.,
                 Pass-through Certificates, Series 2004-4,
                 Class 2A1,
                 5.500% due 05/25/2034                      $   19,988
    13,427     Countrywide Alternative Loan Trust, Series
                 2003-13T1, Class A1,
                 4.000% due 08/25/2033                          13,364
               Countrywide Home Loans:
    20,582       Series 2003-50, Class A1,
                 5.000% due 11/25/2018                          20,605
    21,500       Series 2004-4, Class A5,
                 5.250% due 05/25/2034                          21,833
               Credit Suisse First Boston Mortgage
                 Securities Corporation:
    21,000       Series 2003-11, Class 1A3,
                 4.500% due 06/25/2033                          21,275
    17,281       Series 2003-8, Class 1A1,
                 5.750% due 04/25/2033                          17,694
               Federal Home Loan Mortgage Corporation:
       280       Series 1049, Class F,
                 2.775% due 02/15/2021++                           280
     2,000       Series 1652, Class PL,
                 7.000% due 01/15/2024                           2,156
     1,133       Series 1981, Class C,
                 6.500% due 08/15/2027                           1,189
    10,000       Series 2435, Class GE,
                 6.500% due 06/15/2031                          10,393
     5,500       Series 2442, Class PG,
                 6.000% due 06/15/2030                           5,649
    24,000       Series 2449, Class ND,
                 6.500% due 05/15/2030                          24,748
    12,122       Series 2481, Class VC,
                 6.000% due 06/15/2017                          12,632
     9,000       Series 2551, Class QK,
                 5.500% due 01/15/2033                           9,234
    10,175       Series 2575, Class LM,
                 4.500% due 05/15/2032                          10,304
               Federal National Mortgage Association:
     7,000       Grantor Trust, Series 2000-T5, Class B,
                 7.300% due 05/25/2010                           8,120
    19,509       Series 2002-16, Class TM,
                 7.000% due 04/25/2032                          20,466
       770       Trust 259 STRIP,
                 7.000% due 04/01/2024                             147
               Federal National Mortgage Association,
                 REMIC, Pass-through Certificates:
       192       Series 1990-49, Class G,
                 9.000% due 05/25/2020                             207
       212       Series 1993-162, Class E,
                 6.000% due 08/25/2023                             214
       168       Series 1997-32, Class FA,
                 2.538% due 04/25/2027++                           170
     1,397     Government National Mortgage Association,
                 Series 2000-16, Class PB,
                 7.500% due 02/16/2028                           1,423
    21,000     GSR Mortgage Loan Trust, Series 2003-4F,
                 Class 2A3,
                 5.000% due 05/25/2033                          21,125
       108     L.F. Rothschild Mortgage Trust, Series 3,
                 Class Z,
                 9.950% due 09/01/2017                             118


70             See Notes to Financial Statements.



          Portfolio of Investments (continued)
----------------------------------------------------------------------------
          U.S. GOVERNMENT SECURITIES FUND
          October 31, 2004
     -----------------------------------------------------------------------

 Principal
  Amount                                                      Value
  (000s)                                                      (000s)
 ---------                                                    ------

COLLATERALIZED MORTGAGE OBLIGATIONS
  (CMO) - (continued)
$   17,000     Residential Funding Mortgage Security,
                 Series 2003-S20, Class 1A4,
                 5.500% due 12/25/2033                      $   16,927
                                                            ----------
               Total CMO
                 (Cost $258,960)                               260,261
                                                            ----------
U.S. TREASURY NOTES - 5.5%
    15,000     3.000% due 11/15/2007                            15,082
    20,000     3.250% due 08/15/2007                            20,265
    17,000     4.000% due 02/15/2014                            17,006
    18,000     4.250% due 11/15/2013                            18,371
    15,000     4.250% due 08/15/2014                            15,270
                                                            ----------
               Total U.S. Treasury Notes
                 (Cost $85,767)                                 85,994
                                                            ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.3%
    10,000     Federal Home Loan Bank, Bond,
                 2.875% due 09/15/2006                          10,033
    10,000     Federal Home Loan Mortgage Corporation,
                 Sub. Note,
                 5.875% due 03/21/2011                          10,943
               Federal National Mortgage Association:
    10,000       Bond,
                 3.250% due 01/15/2008                          10,030
     1,250       Deb.,
                 6.210% due 08/06/2038                           1,433
     7,500       Note,
                 6.000% due 05/15/2008                           8,185
    10,000       Sub. Note,
                 6.250% due 02/01/2011                          11,118
                                                            ----------
               Total U.S. Government Agency Obligations
                 (Cost $48,663)                                 51,742
                                                            ----------
REPURCHASE AGREEMENT - 3.2%
  (Cost $49,184)
    49,184     Agreement with Morgan Stanley,
                 1.770% dated 10/29/2004, to be
                 repurchased at $49,191,000 on
                 11/01/2004 (Collateralized by
                 U.S. Treasury Obligations, having
                 various interest rates and maturities,
                 market value $50,758,000)                      49,184
                                                            ----------
TOTAL INVESTMENTS (Cost $1,537,336*)                99.6%    1,552,666
OTHER ASSETS AND LIABILITIES (Net)                   0.4         6,513
                                                   -----    ----------
NET ASSETS                                         100.0%   $1,559,179
                                                   =====    ==========

---------
   *   Aggregate cost for federal tax purposes is $1,537,536.
   + Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2004.
  ++ Floating rate security whose interest rate is reset periodically based on an index.
 +++   Amount represents less than 0.1% of total net assets.


----------------------------------------------------------------------------
                             GLOSSARY OF TERMS

      REMIC              --  Real Estate Mortgage Investment Conduit
      STRIP              --  Separate trading of registered interest and
                             principal of securities
----------------------------------------------------------------------------



                  See Notes to Financial Statements.                       71



          Portfolio of Investments
----------------------------------------------------------------------------
          INCOME FUND
          October 31, 2004
     -----------------------------------------------------------------------

 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

CORPORATE BONDS AND NOTES - 64.3%
    Utilities - 10.3%
$    5,000     Arizona Public Service Company, Note,
                 6.500% due 03/01/2012                           $    5,600
    10,000     Constellation Energy Group, Inc., Note,
                 7.000% due 04/01/2012                               11,456
    10,000     Dominion Resources, Inc., Sr. Note,
                 5.000% due 03/15/2013                               10,133
               Illinois Power Company, First Mortgage:
     9,000       7.500% due 06/15/2009                               10,330
     1,000       11.500% due 12/15/2010                               1,186
     7,000     Metropolitan Edison Company, Sr. Note,
                 4.950% due 03/15/2013                                7,026
               NiSource Finance Corporation:
     5,000       Bond,
                 5.400% due 07/15/2014                                5,173
     5,000       Sr. Note,
                 6.150% due 03/01/2013                                5,473
     5,000     Ohio Power Company, Sr. Note,
                 5.500% due 02/15/2013                                5,288
               Oncor Electric Delivery Company, Deb.:
     1,000       5.000% due 09/01/2007                                1,043
     8,000       7.000% due 09/01/2022                                9,115
    10,250     Pacific Gas & Electric Company, First
                 Mortgage,
                 4.200% due 03/01/2011                               10,213
     7,500     PacifiCorp, First Mortgage,
                 4.950% due 08/15/2014                                7,678
     5,000     PPL Energy Supply LLC, Sr. Note,
                 6.400% due 11/01/2011                                5,526
     2,000     Public Service Company of New Mexico,
                 Sr. Note,
                 4.400% due 09/15/2008                                2,025
     5,000     Sempra Energy, Note,
                 6.000% due 02/01/2013                                5,360
     6,500     Southwestern Electric Power Company,
                 Note,
                 5.375% due 04/15/2015                                6,705
     6,845     Texas-New Mexico Power Company,
                 Sr. Note,
                 6.250% due 01/15/2009                                7,308
     1,000     WPD Holdings UK, Jr. Note,
                 6.750% due 12/15/2004**                              1,003
                                                                 ----------
                                                                    117,641
                                                                 ----------
    Financial Services/Banks - 9.7%
     1,500     Aetna Inc., Company Guarantee,
                 7.625% due 08/15/2026                                1,812
     4,000     American General Finance, Inc.,
                 MTN, Series I,
                 4.625% due 05/15/2009                                4,112
       400     Banc One Corporation, Sub. Note,
                 10.000% due 08/15/2010                                 514
     5,000     Bank of America Corporation, Sub. Note,
                 7.800% due 02/15/2010                                5,896
     1,000     BankAmerica Corporation, Sub. Note,
                 6.625% due 08/01/2007                                1,087
       690     BB&T Corporation, Sub. Note,
                 7.250% due 06/15/2007                                  758
     2,500     CIT Group Inc., Sr. Note,
                 7.750% due 04/02/2012                                2,980


 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

$   10,000     Citigroup Inc., Note,
                 6.000% due 02/21/2012                           $   11,112
     6,000     Farmers Insurance Exchange, Note,
                 6.000% due 08/01/2014**                              6,097
     1,000     First Nationwide Bank, Sub. Deb.,
                 10.000% due 10/01/2006                               1,124
       995     Fleet Financial Group, Inc., Sub. Deb.,
                 6.875% due 01/15/2028                                1,143
    10,000     Goldman Sachs Group, Inc., Note,
                 6.600% due 01/15/2012                               11,251
     7,500     Jefferies Group, Inc., Sr. Note,
                 7.750% due 03/15/2012                                8,755
     1,000     Key Bank NA, Sub. Deb.,
                 6.950% due 02/01/2028                                1,138
     3,000     Legg Mason, Inc., Sr. Note,
                 6.750% due 07/02/2008                                3,314
     5,000     MBNA America Bank NA, Sub. Note,
                 7.125% due 11/15/2012                                5,762
               MBNA Corporation:
     3,000       Note,
                 6.250% due 01/17/2007                                3,189
     2,000       Sr. Note,
                 7.500% due 03/15/2012                                2,341
               Merrill Lynch & Company Inc., Note:
     5,000       6.000% due 02/17/2009                                5,432
     1,450       6.500% due 07/15/2018                                1,617
     2,000       6.750% due 06/01/2028                                2,234
     7,500     Morgan Stanley Dean Witter & Company,
                 Unsub. Note,
                 6.750% due 04/15/2011                                8,524
       670     NationsBank Corporation, Sub. Note,
                 6.800% due 03/15/2028                                  764
               Paine Webber Group, Inc., Sr. Note:
       415       7.390% due 10/16/2017                                  490
       830       8.060% due 01/17/2017                                  996
       500     PNC Institute Capital B, Company
                 Guarantee,
                 8.315% due 05/15/2027**                                579
     1,750     SB Treasury Company LLC, Bond,
                 9.400% to 06/30/2008;
                 10.925% due 12/29/2049**                             2,042
     5,000     U.S. Bank NA, Sub. Note,
                 6.375% due 08/01/2011                                5,614
    11,000     Wells Fargo & Company, Sub. Note,
                 4.625% due 04/15/2014                               10,977
                                                                 ----------
                                                                    111,654
                                                                 ----------
    Oil & Gas - 6.7%
     1,600     Burlington Resources Inc., Deb.,
                 9.125% due 10/01/2021                                2,186
     7,500     Consolidated Natural Gas Company, Sr. Note,
                 6.850% due 04/15/2011                                8,498
    10,000     El Paso Natural Gas Company, Deb.,
                 7.500% due 11/15/2026                               10,150
     6,000     Enterprise Products Partners LP,
                 Company Guarantee,
                 6.375% due 02/01/2013                                6,499
     5,216     Express Pipeline LP, Sub. Note,
                 7.390% due 12/31/2017**                              5,434



72             See Notes to Financial Statements.



          Portfolio of Investments (continued)
----------------------------------------------------------------------------
          INCOME FUND
          October 31, 2004
     -----------------------------------------------------------------------

 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

CORPORATE BONDS AND NOTES  - (continued)
    Oil & Gas  - (continued)
$    1,500     Hanover Compressor Company,
                 Conv. Sr. Note,
                 4.750% due 03/15/2008                           $    1,449
               Petro-Canada:
     8,500       Deb.,
                 9.250% due 10/15/2021                               11,614
     3,000       Note,
                 4.000% due 07/15/2013                                2,836
     8,000     Petrobras International Finance Company,
                 Sr. Note,
                 9.750% due 07/06/2011                                9,320
               Southern Natural Gas Company, Sr. Note:
     4,000       8.000% due 03/01/2032                                4,240
     1,000       8.875% due 03/15/2010                                1,131
     2,000     Tennessee Gas Pipeline Company, Bond,
                 8.375% due 06/15/2032                                2,170
     4,500     Tesoro Petroleum Corporation, Note,
                 8.000% due 04/15/2008                                4,916
     5,750     Trans-Canada Pipeline Corporation, Deb.,
                 8.500% due 03/20/2023                                5,945
                                                                 ----------
                                                                     76,388
                                                                 ----------
    Consumer Products/Services - 6.2%
     1,000     Allied Waste North America, Inc., Sr. Note,
                 7.875% due 04/15/2013                                1,022
     4,000     Cendant Corporation, Note,
                 6.875% due 08/15/2006                                4,264
     5,000     ConAgra, Inc., Sr. Note,
                 7.125% due 10/01/2026                                5,947
     6,000     Corn Products International, Inc., Sr. Note,
                 8.450% due 08/15/2009                                6,900
       350     CPC International, Inc., Note,
                 6.150% due 01/15/2006                                  364
     1,300     Dex Media East LLC, Company Guarantee,
                 12.125% due 11/15/2012                               1,622
     1,250     Great Lakes Dredge & Dock Company,
                 Sr. Sub. Note,
                 7.750% due 12/15/2013                                1,125
               Mattel, Inc., Note:
     1,750       6.125% due 07/15/2005                                1,780
     1,000       7.300% due 06/13/2011                                1,137
    10,000     Reed Elsevier Capital, Company Guarantee,
                 6.750% due 08/01/2011                               11,413
               Royal Caribbean Cruises Ltd.:
     2,000       Deb.,
                 7.250% due 03/15/2018                                2,185
                 Sr. Note:
     1,250       8.000% due 05/15/2010                                1,438
     3,000       8.750% due 02/02/2011                                3,585
               Sealed Air Corporation:
     6,500       Company Guarantee,
                 8.750% due 07/01/2008**                              7,573
     7,250       Conv. Sr. Note,
                 3.000% due 06/30/2033**                              7,413
     4,000       Note,
                 5.625% due 07/15/2013**                              4,124
               USA Waste Services, Inc., Sr. Note:
     1,000       7.000% due 07/15/2028                                1,119
       495       7.125% due 10/01/2007                                  546



 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

               Waste Management Inc.:
$    3,450       Company Guarantee,
                 6.875% due 05/15/2009                           $    3,872
     3,500       Sr. Note,
                 7.375% due 08/01/2010                                4,060
                                                                 ----------
                                                                     71,489
                                                                 ----------
    Real Estate Investment Trusts - 5.4%
     2,000     American Health Properties, Inc., Note,
                 7.500% due 01/15/2007                                2,153
     3,000     Arden Realty LP, Note,
                 5.200% due 09/01/2011                                3,057
    10,000     Developers Diversified Realty Corporation,
                 Note,
                 4.625% due 08/01/2010                               10,038
               Franchise Finance Corporation:
     3,000       MTN,
                 7.070% due 01/15/2008                                3,378
     1,100       Sr. Note,
                 7.875% due 11/30/2005                                1,162
               Health Care Property Investors, Inc.:
                 Note:
     1,750       6.000% due 03/01/2015                                1,844
     1,000       6.875% due 06/08/2005                                1,024
                 Sr. Note:
     3,000       6.450% due 06/25/2012                                3,292
     1,000       6.500% due 02/15/2006                                1,040
     5,000     Health Care REIT, Inc., Sr. Note,
                 7.500% due 08/15/2007                                5,472
     7,500     Healthcare Realty Trust, Inc., Sr. Note,
                 8.125% due 05/01/2011                                8,818
               Nationwide Health Properties Inc., Note:
     1,500       7.060% due 12/05/2006                                1,591
     8,500       9.750% due 03/20/2008                                9,846
     9,000     Shurgard Storage Centers, Inc., Note,
                 5.875% due 03/15/2013                                9,319
                                                                 ----------
                                                                     62,034
                                                                 ----------
    Health Care - 4.5%
     4,500     Aetna Inc., Sr. Note,
                 7.375% due 03/01/2006                                4,745
     1,500     American Home Products Corporation, Deb.,
                 7.250% due 03/01/2023                                1,661
     2,000     Athena Neurosciences Finance LLC,
                 Company Guarantee,
                 7.250% due 02/21/2008                                2,093
    10,000     Cardinal Health, Inc., Note,
                 6.750% due 02/15/2011                               10,934
               DVI, Inc., Sr. Note, (in default):
     8,125       9.875% due 02/01/2004++                              1,381
       400       9.875% due 02/01/2004++                                 68
               HCA Inc.:
     3,000       Note,
                 5.250% due 11/06/2008                                3,025
     5,000       Sr. Note,
                 6.950% due 05/01/2012                                5,280
     4,850     HIH Capital Ltd., Conv. Note,
                 7.500% due 09/25/2006                                4,583
     7,350     IVAX Corporation, Conv. Sr. Sub. Note,
                 4.500% due 05/15/2008                                7,396


                  See Notes to Financial Statements.                       73



          Portfolio of Investments (continued)
----------------------------------------------------------------------------
          INCOME FUND
          October 31, 2004
     -----------------------------------------------------------------------

 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

CORPORATE BONDS AND NOTES  - (continued)
    Health Care  - (continued)
$   12,000     Tenet Healthcare Corporation, Sr. Note,
                 6.375% due 12/01/2011                           $   11,010
                                                                 ----------
                                                                     52,176
                                                                 ----------
    Transportation/Auto - 3.9%
               Burlington Northern Santa Fe:
     5,000       Deb.,
                 8.125% due 04/15/2020                                6,363
     1,500       Note,
                 8.750% due 02/25/2022                                1,961
     1,273     CSX Transportation, Inc., Deb.,
                 9.750% due 06/15/2020                                1,773
     2,000     Ford Holdings Inc., Company Guarantee,
                 9.300% due 03/01/2030                                2,272
               Ford Motor Company, Deb.:
       825       7.400% due 11/01/2046                                  779
     3,750       8.900% due 01/15/2032                                4,205
     5,000     Ford Motor Credit Company, Sr. Note,
                 5.800% due 01/12/2009                                5,163
     8,000     General Motors Corporation, Deb.,
                 9.400% due 07/15/2021                                9,064
               Norfolk Southern Corporation:
     1,757       Deb.,
                 9.750% due 06/15/2020                                2,470
     5,000       Sr. Note,
                 6.200% due 04/15/2009                                5,480
               United Air Lines Inc.:
     5,000       Equipment Trust Certificates, (in default),
                 10.850% due 07/05/2014                               2,025
                 Pass-through Certificates, (in default):
     3,000       9.080% due 10/26/2015                                  910
     5,500       9.560% due 10/19/2018                                2,224
                                                                 ----------
                                                                     44,689
                                                                 ----------
    Telecommunications - 2.9%
     5,000     Deutsche Telephone Finance, Bond,
                 8.500% due 06/15/2010                                6,031
     8,000     Qwest Corporation, Note,
                 9.125% due 03/15/2012**                              9,060
     7,000     TELUS Corporation, Note,
                 8.000% due 06/01/2011                                8,288
     8,000     Vodafone Group PLC, Note,
                 7.750% due 02/15/2010                                9,423
                                                                 ----------
                                                                     32,802
                                                                 ----------
    Information Technology - 2.7%
     5,000     BEA Systems Inc., Conv. Sub. Note,
                 4.000% due 12/15/2006                                5,025
    11,250     Conexant Systems Inc., Conv. Sub. Note,
                 4.000% due 02/01/2007                                9,689
     5,000     Extreme Networks, Inc., Conv. Sub. Note,
                 3.500% due 12/01/2006                                4,931
    11,250     TriQuint Semiconductor, Inc., Conv. Sub.
                 Note,
                 4.000% due 03/01/2007                               10,899
                                                                 ----------
                                                                     30,544
                                                                 ----------

 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

    Gaming - 2.5%
$    5,000     Circus Circus Enterprise Inc., Deb.,
                 7.000% due 11/15/2036                           $    5,325
     3,500     Harrah's Operating Company Inc.,
                 Company Guarantee,
                 8.000% due 02/01/2011                                4,120
     3,000     Mandalay Resort Group, Sr. Sub. Note,
                 Series B,
                 10.250% due 08/01/2007                               3,435
               Park Place Entertainment Corporation,
                 Sr. Note:
     1,500       7.500% due 09/01/2009                                1,702
     5,000       8.500% due 11/15/2006                                5,525
     7,900     Riviera Holdings Corporation,
                 Company Guarantee,
                 11.000% due 06/15/2010                               8,809
                                                                 ----------
                                                                     28,916
                                                                 ----------
    Media - 2.5%
               Comcast Cable Communications Inc.:
       550       Note,
                 6.200% due 11/15/2008                                  600
     7,000       Sr. Note,
                 7.125% due 06/15/2013                                8,050
     7,500     Cox Communications, Inc., Note,
                 6.750% due 03/15/2011                                8,249
     2,000     FrontierVision Operating Partners LP,
                 Sr. Sub. Note, (in default),
                 11.000% due 10/15/2006                               2,520
     2,000     Tele-Communications, Inc., Deb.,
                 7.875% due 08/01/2013                                2,369
     5,260     Time Warner Inc., Deb.,
                 9.150% due 02/01/2023                                6,947
                                                                 ----------
                                                                     28,735
                                                                 ----------
    Industrial/Product - 1.8%
     5,000     Champion International Corporation, Deb.,
                 7.200% due 11/01/2026                                5,821
     3,029     Covanta Energy Corporation, Sr. Sec. Note,
                 8.250% due 03/15/2011                                2,855
       250     Lennar Corporation, Sr. Note,
                 7.625% due 03/01/2009                                  284
     8,000     Noranda Inc., Note,
                 6.000% due 10/15/2015                                8,526
               Weyerhaeuser Company:
     1,500       Deb.,
                 7.375% due 03/15/2032                                1,756
     1,500       Note,
                 6.750% due 03/15/2012                                1,700
                                                                 ----------
                                                                     20,942
                                                                 ----------
    Foreign Government (U.S. Dollar Denominated) - 1.7%
     4,457     Federative Republic of Brazil, C-Bond,
                 8.000% due 04/15/2014                                4,444
    10,000     Republic of Ecuador, Bond,
                 8.000% to 08/15/2005;
                 9.000% to 08/15/2006;
                 10.000% due 08/15/2030                               8,412
     5,000     United Mexican States, Bond,
                 9.875% due 02/01/2010                                6,218
                                                                 ----------
                                                                     19,074
                                                                 ----------

74             See Notes to Financial Statements.



          Portfolio of Investments (continued)
----------------------------------------------------------------------------
          INCOME FUND
          October 31, 2004
     -----------------------------------------------------------------------

 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

CORPORATE BONDS AND NOTES  - (continued)
    Index Product - 1.5%
$   16,250     Dow Jones CDX High Yield Series 3 Trust 1,
                 Credit-Linked Trust Certificate,
                 7.750% due 12/29/2009**                         $   16,727
                                                                 ----------
    Retail - 1.0%
     5,000     Fred Meyer Inc., Company Guarantee,
                 7.450% due 03/01/2008                                5,597
     5,000     Safeway Inc., Note,
                 7.500% due 09/15/2009                                5,738
       690     Saks Inc., Company Guarantee,
                 7.000% due 12/01/2013                                  704
                                                                 ----------
                                                                     12,039
                                                                 ----------
    Aerospace/Defense - 1.0%
               Lockheed Martin Corporation:
       955       Company Guarantee,
                 7.750% due 05/01/2026                                1,180
     5,000       Note,
                 8.200% due 12/01/2009                                5,966
     1,000     Loral Corporation, Deb.,
                 7.625% due 06/15/2025                                1,210
     2,750     Orbital Sciences Corporation, Sr. Note,
                 9.000% due 07/15/2011                                3,107
                                                                 ----------
                                                                     11,463
                                                                 ----------
               Total Corporate Bonds and Notes
                 (Cost $692,362)                                    737,313
                                                                 ----------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 22.7%
    Federal Home Loan Mortgage Corporation (FHLMC) - 11.8%
    48,637     4.500% due 08/01/2033                                 47,291
    55,806     5.000% due 04/01/2018-05/01/2033                      56,544
    16,217     5.500% due 11/01/2017-05/01/2031                      16,769
     5,670     6.000% due 03/01/2031-05/01/2032                       5,880
     5,808     6.500% due 01/01/2029-08/01/2029                       6,118
     1,748     7.000% due 01/01/2032                                  1,857
                                                                 ----------
               Total FHLMC
                 (Cost $132,909)                                    134,459
                                                                 ----------
    Federal National Mortgage Association (FNMA) - 10.2%
    47,160     4.000% due 09/01/2018-10/01/2018                      46,417
    13,840     5.000% due 01/01/2018-10/01/2032                      14,038
    35,221     5.500% due 03/01/2033-06/01/2033                      35,977
     2,285     6.000% due 04/01/2032                                  2,374
     8,299     6.500% due 09/01/2028-05/01/2032                       8,746
       163     7.000% due 01/01/2030                                    174
       192     7.451% due 06/01/2016                                    203
     8,000     7.630% due 02/01/2010                                  9,112
                                                                 ----------
               Total FNMA
                 (Cost $115,809)                                    117,041
                                                                 ----------


 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

    Government National Mortgage Association (GNMA) - 0.7%
$    6,755     6.000% due 05/20/2032                             $    7,034
     1,019     7.000% due 06/20/2031                                  1,085
                                                                 ----------
               Total GNMA
                 (Cost $7,738)                                        8,119
                                                                 ----------
               Total U.S. Government Agency Mortgage-
                 Backed Securities
                 (Cost $256,456)                                    259,619
                                                                 ----------
U.S. TREASURY NOTES - 5.7%
    20,000     2.625% due 03/15/2009                                 19,561
    44,000     4.000% due 06/15/2009                                 45,449
                                                                 ----------
               Total U.S. Treasury Notes
                 (Cost $64,678)                                      65,010
                                                                 ----------
COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) - 0.1%
  (Cost $1,507)
     1,504     Reilly Mortgage FHA, Series 1982,
                 (Partial default),
                 7.430% due 08/01/2022                                1,504
                                                                 ----------

      Shares
      ------

CONVERTIBLE PREFERRED STOCK - 0.4%
  (Cost $5,100)
   100,000     Ford Motor Company Capital Trust II,
                 Conv. Pfd.,
                 6.500% due 01/15/2032                                4,999
                                                                 ----------
RIGHTS - 0.1%
  (Cost $539)

   153,563     Danielson Holding Corporation-Rights+                    866
                                                                 ----------

 Principal
  Amount
  (000s)
 ---------

REPURCHASE AGREEMENT - 6.2%
  (Cost $70,828)
$   70,828     Agreement with Morgan Stanley,
                 1.770% dated 10/29/2004, to be
                 repurchased at $70,838,000 on
                 11/01/2004 (Collateralized by
                 U.S. Treasury Obligations, having
                 various interest rates and maturities,
                 market value $73,095,000)                           70,828
                                                                 ----------
TOTAL INVESTMENTS (Cost $1,091,470*)                     99.5%    1,140,139
OTHER ASSETS AND LIABILITIES (Net)                        0.5         5,927
                                                        -----    ----------
NET ASSETS                                              100.0%   $1,146,066
                                                        =====    ==========

---------
   *   Aggregate cost for federal tax purposes is $1,094,159.
  **   Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.
   +   Non-income producing security.
  ++ Defaulted security is past maturity but continues to be valued by an independent pricing service in recognition of future potential worth.

----------------------------------------------------------------------------
                             GLOSSARY OF TERMS

         FHA          -- Federal Housing Authority
         MTN          -- Medium Term Note
----------------------------------------------------------------------------


                  See Notes to Financial Statements.                      75



          Portfolio of Investments
----------------------------------------------------------------------------
          HIGH YIELD FUND
          October 31, 2004
     -----------------------------------------------------------------------

 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

CORPORATE BONDS AND NOTES - 87.3%
    Health Care - 13.9%
$   21,500     Athena Neurosciences Finance LLC,
                 Company Guarantee,
                 7.250% due 02/21/2008                           $   22,494
     6,000     CV Therapeutics, Inc., Conv. Sr. Sub. Deb.,
                 2.000% due 05/16/2023                                4,740
               DVI, Inc., Sr. Note, (in default):
    10,375       9.875% due 02/01/2004++                              1,764
     2,850       9.875% due 02/01/2004++                                484
               HEALTHSOUTH Corporation:
    14,250       Note,
                 7.625% due 06/01/2012                               13,894
     5,000       Sr. Note,
                 8.500% due 02/01/2008                                5,125
               HIH Capital Ltd., Conv. Note:
     3,500       7.500% due 09/25/2006                                3,307
    10,050       7.500% due 09/25/2006**                              9,497
     5,000     Inhale Therapeutic Systems, Inc., Conv.
                 Sub. Note,
                 5.000% due 02/08/2007                                4,988
    14,850     IVAX Corporation, Conv. Sr. Sub. Note,
                 4.500% due 05/15/2008                               14,943
     5,000     Omnicare, Inc., Sr. Sub. Note,
                 6.125% due 06/01/2013                                5,075
     5,000     Quintiles Transnational Corporation,
                 Sr. Sub. Note,
                 10.000% due 10/01/2013                               5,475
     4,000     Sepracor Inc., Conv. Sub. Deb.,
                 5.000% due 02/15/2007                                4,115
     4,750     Vertex Pharmaceuticals Inc., Conv. Sub.
                 Note,
                 5.000% due 09/19/2007                                4,590
                                                                  ---------
                                                                    100,491
                                                                  ---------
    Telecommunications - 11.4%
    16,250     Extreme Networks, Inc., Conv. Sub. Note,
                 3.500% due 12/01/2006                               16,026
    17,500     Nortel Networks Corporation, Conv.
                 Company Guarantee,
                 4.250% due 09/01/2008                               16,909
    13,500     Qwest Corporation, Note,
                 9.125% due 03/15/2012**                             15,289
    17,710     TriQuint Semiconductor, Inc., Conv. Sub.
                 Note,
                 4.000% due 03/01/2007                               17,157
    16,000     Western Wireless Corporation, Sr. Note,
                 9.250% due 07/15/2013                               17,120
                                                                  ---------
                                                                     82,501
                                                                  ---------
    Oil/Energy - 9.4%
               El Paso Natural Gas:
    12,500       Bond,
                 8.375% due 06/15/2032                               13,469
     2,750       Sr. Note,
                 7.625% due 08/01/2010                                2,987


 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

               Hanover Compressor Company:
$    7,950       Conv. Sr. Note,
                 4.750% due 03/15/2008                           $    7,682
    10,250       Sr. Note,
                 8.625% due 12/15/2010                               11,326
    11,000     Petrobras International Finance Company,
                 Sr. Note,
                 9.750% due 07/06/2011                               12,815
     7,500     Southern Natural Gas Company, Sr. Note,
                 8.000% due 03/01/2032                                7,950
    10,000     Tesoro Petroleum Corporation, Sr. Sub.
                 Note,
                 9.625% due 04/01/2012                               11,725
                                                                  ---------
                                                                     67,954
                                                                  ---------
    Index Product - 9.5%
    33,750     Dow Jones CDX High Yield Series 3 Trust 1,
                 Credit-Linked Trust Certificate,
                 7.750% due 12/29/2009**                             34,741
    31,351     TRAINS (Targeted Return Index Securities)
                 Trust Series HY-2004-1, Grantor Trust,
                 8.211% due 08/01/2015**                             34,235
                                                                  ---------
                                                                     68,976
                                                                  ---------
    Information Technology - 6.1%
    14,000     BEA Systems Inc., Conv. Sub. Note,
                 4.000% due 12/15/2006                               14,070
    19,500     Conexant Systems Inc., Conv. Sub. Note,
                 4.000% due 02/01/2007                               16,794
    10,000     Electronic Data Systems Corporation,
                 Sr. Note, Series B,
                 6.500% due 08/01/2013                               10,230
     2,950     Komag, Inc., Conv. Sub. Note,
                 2.000% due 02/01/2024                                2,873
                                                                  ---------
                                                                     43,967
                                                                  ---------
    Gaming - 5.5%
    14,250     Diamond Jo, LLC/Peninsula Gaming
                 Corporation, Company Guarantee,
                 8.750% due 04/15/2012**                             13,466
    10,000     MGM Grand, Inc., Sr. Note,
                 6.000% due 10/01/2009**                             10,400
    14,000     Riviera Holdings Corporation,
                 Company Guarantee,
                 11.000% due 06/15/2010                              15,610
                                                                  ---------
                                                                     39,476
                                                                  ---------
    Utilities - 5.1%
               Illinois Power Company, First Mortgage:
    13,500       7.500% due 06/15/2009                               15,494
     3,000       11.500% due 12/15/2010                               3,560
    16,000     Reliant Resources, Inc., Sr. Note,
                 9.500% due 07/15/2013                               18,080
                                                                  ---------
                                                                     37,134
                                                                  ---------


76             See Notes to Financial Statements.



          Portfolio of Investments (continued)
----------------------------------------------------------------------------
          HIGH YIELD FUND
          October 31, 2004
     -----------------------------------------------------------------------

 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

CORPORATE BONDS AND NOTES  - (continued)
    Foreign Government (U.S. Dollar Denominated) - 4.9%
$   17,548     Federative Republic of Brazil, C-Bond,
                 8.000% due 04/15/2014                           $   17,497
    21,500     Republic of Ecuador, Bond,
                 8.000% to 08/15/2005;
                 9.000% to 08/15/2006;
                 10.000% due 08/15/2030                              18,087
                                                                  ---------
                                                                     35,584
                                                                  ---------
    Consumer Products/Leisure - 4.3%
    14,000     Carmike Cinemas, Inc., Sr. Sub. Note,
                 7.500% due 02/15/2014                               14,437
               Royal Caribbean Cruises Ltd.:
     3,000       Deb.,
                 7.250% due 03/15/2018                                3,278
    11,500       Sr. Note,
                 8.750% due 02/02/2011                               13,743
                                                                  ---------
                                                                     31,458
                                                                  ---------
    Services - 3.8%
    16,500     Allied Waste North America, Inc., Sr. Note,
                 7.875% due 04/15/2013                               16,871
    12,050     Great Lakes Dredge & Dock Company,
                 Sr. Sub. Note,
                 7.750% due 12/15/2013                               10,845
                                                                  ---------
                                                                     27,716
                                                                  ---------
    Aerospace/Defense - 3.6%
    14,000     Orbital Sciences Corporation, Sr. Note,
                 9.000% due 07/15/2011                               15,820
    10,000     Primus International Inc., Sr. Note,
                 10.500% due 04/15/2009**                            10,250
                                                                  ---------
                                                                     26,070
                                                                  ---------
    Cable/TV - 2.6%
     5,500     Century Communications Corporation,
                 Sr. Note, (in default),
                 8.750% due 10/01/2007                                5,720
     5,250     FrontierVision Holdings LP, Sr. Disc. Note,
                 (in default),
                 11.875% due 09/15/2007                               6,720
     5,000     Olympus Communications LP, Sr. Note,
                 Series B, (in default),
                 10.625% due 11/15/2006                               6,375
                                                                  ---------
                                                                     18,815
                                                                  ---------
    Paper/Containers - 2.0%
               Jefferson Smurfit Corporation:
                 Company Guarantee:
     7,000       7.500% due 06/01/2013                                7,665
     6,000       8.250% due 10/01/2012                                6,690
                                                                  ---------
                                                                     14,355
                                                                  ---------

 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

    Transportation/Auto - 1.9%
               Northwest Airlines, Inc., Pass-through Certificates:
$    8,894       Series 1999-2, Class B,
                 7.950% due 03/01/2015                           $    6,938
     8,762       Series 2001-1, Class B,
                 7.691% due 04/01/2017                                6,752
                                                                  ---------
                                                                     13,690
                                                                  ---------
    Media - 1.6%
               XM Satellite Radio Holdings Inc., Sr. Note:
     5,877       12.000% due 06/15/2010                               6,950
     4,717       Zero coupon to 12/31/2005;
                 14.000% due 12/31/2009                               4,770
                                                                  ---------
                                                                     11,720
                                                                  ---------
    Retailing - 1.4%
    10,000     Southern States Cooperative, Inc., Sr. Note,
                 10.500% due 11/01/2010**                            10,050
                                                                 ----------
    Manufacturing - 0.3%

     2,589     Covanta Energy Corporation, Sr. Sec. Note,
                 8.250% due 03/15/2011                                2,440
                                                                  ---------
               Total Corporate Bonds and Notes
                 (Cost $592,564)                                    632,397
                                                                  ---------

   Units
   -----

LIMITED PARTNERSHIP - 0.9%
 (Cost $7,223)
 8,026,750     TexCal, Series A, Common Units                         6,943
                                                                 ----------

   Shares
   ------

COMMON STOCKS - 7.8%
    57,845     Credence Systems Corporation+                            437
   518,800     Health Care Property Investors, Inc.                  14,438
   404,500     Health Care REIT, Inc.                                14,562
   180,460     ICO Global Communications Holdings Ltd.+                  19
   206,173     Komag Inc.+                                            3,500
   123,430     Life Sciences Research, Inc.+                          1,055
   985,100     Nationwide Health Properties Inc.                     22,234
                                                                  ---------
               Total Common Stocks
                 (Cost $40,067)                                      56,245
                                                                  ---------
CONVERTIBLE PREFERRED STOCK - 0.5%
  (Cost $3,609)
    75,000     Omnicare, Inc., Conv. Pfd,
                 4.000% due 06/15/2033                                3,511
                                                                  ---------
RIGHTS - 0.1%
  (Cost $461)

   131,250     Danielson Holding Corporation-Rights+                    740
                                                                  ---------



                  See Notes to Financial Statements.                     77



          Portfolio of Investments (continued)
----------------------------------------------------------------------------
          HIGH YIELD FUND
          October 31, 2004
     -----------------------------------------------------------------------

                                                                    Value
  Shares                                                            (000s)
 ---------                                                          ------

WARRANTS - 0.1%

    45,327     ICO Global Communications Holdings Ltd.,
                 Expires 05/16/2006+                             $        0***
    45,870     Komag Inc., Expires 06/30/2005+                          390
     5,000     Mikohn Gaming Corporation,
                 Expires 08/15/2008+**                                    6
                                                                  ---------
               Total Warrants
                 (Cost $12)                                             396
                                                                  ---------
   Principal
    Amount
    (000s)
    ------

REPURCHASE AGREEMENT - 1.5%
  (Cost $11,212)
$   11,212     Agreement with Morgan Stanley,
                 1.770% dated 10/29/2004, to be
                 repurchased at $11,214,000 on
                 11/01/2004 (Collateralized by
                 U.S. Treasury Obligations, having
                 various interest rates and maturities,
                 market value $11,571,000)                           11,212
                                                                  ---------
TOTAL INVESTMENTS (Cost $655,148*)                     98.2%        711,444
OTHER ASSETS AND LIABILITIES (Net)                      1.8          13,195
                                                      -----       ---------
NET ASSETS                                            100.0%      $ 724,639
                                                      =====       =========

---------
    *   Aggregate cost for federal tax purposes is $655,836.
   **   Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.
  ***   Value of security is less than $500.
    +   Non-income producing security.
   ++ Defaulted security is past maturity but continues to be valued by an independent pricing service in recognition of future potential worth.




78             See Notes to Financial Statements.



          Portfolio of Investments
----------------------------------------------------------------------------
          TAX-EXEMPT BOND FUND
          October 31, 2004
     -----------------------------------------------------------------------

 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

MUNICIPAL BONDS AND NOTES - 98.7%
     Alaska - 3.8%
$    4,500     Alaska State International Airports, Airport &
                 Marina Revenue, Series B, (AMBAC
                 Insured),
                 5.250% due 10/01/2027                           $    4,758
     1,235     Anchorage, Electric Utilities, Power & Light
                 Revenue, Sr. Lien, (MBIA Insured),
                 6.500% due 12/01/2013                                1,522
     2,000     Anchorage, Ice Rink, Recreational Revenue,
                 6.375% due 01/01/2020                                2,339
                                                                 ----------
                                                                      8,619
                                                                 ----------
     Arizona - 3.7%
               Arizona School Facilities Board, COP:
     1,000       Series A, (MBIA Insured),
                 5.250% due 09/01/2017                                1,105
     1,500       Series B, (FSA Insured),
                 5.250% due 09/01/2019                                1,662
     2,000     Arizona Tourism & Sports Authority,
                 Recreational Revenue, (Multipurpose
                 Stadium Facility Project), Series A,
                 (MBIA Insured),
                 5.375% due 07/01/2019                                2,224
     3,000     Salt River Project, Agricultural Improvement
                 & Power District, Electric Systems
                 Revenue, Series A,
                 5.750% due 01/01/2009                                3,384
                                                                 ----------
                                                                      8,375
                                                                 ----------
     California - 10.4%
     1,000     Alameda County, Fremont Unified School
                 District, GO, Series A, (FGIC Insured),
                 5.000% due 08/01/2025                                1,046
               California State Department of Water
                 Resources, Power Supply Revenue,
                 Series A:
     1,000       6.000% due 05/01/2015                                1,171
                 (AMBAC Insured):
     2,000       5.375% due 05/01/2018                                2,218
     1,000       5.500% due 05/01/2016                                1,142
     3,000       (Inverse Floater), (MBIA-IBC Insured),
                 8.170% due 05/01/2011+**                             3,541
     2,000     Center Unified School District, Capital
                 Appreciation, GO, Series C, (MBIA
                 Insured),
                 Zero coupon due 09/01/2018                           1,077
     2,000     El Dorado Irrigation District, COP, Series A,
                 (FGIC Insured),
                 5.000% due 03/01/2021                                2,127
     2,000     Foothill Eastern Transportation Corridor
                 Agency, Capital Appreciation, Toll Road
                 Revenue, (MBIA Insured),
                 Zero coupon due 01/15/2018                           1,025
     2,700     Jurupa, Unified School District, GO, (FGIC
                 Insured),
                 5.125% due 08/01/2022                                2,881
     2,000     Orange County, COP, Series A, (MBIA
                 Insured),
                 6.000% due 07/01/2026                                2,161
     1,180     Palmdale, COP, (Park Improvement &
                 Avenue S Construction Project), (MBIA
                 Insured),
                 5.250% due 09/01/2018                                1,305


 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

$    2,000     San Francisco City and County, International
                 Airports Commission, Airport Revenue,
                 Second Series, Issue 29B, (FGIC Insured),
                 5.125% due 05/01/2020                           $    2,159
     7,000     San Joaquin Hills, Transportation Corridor
                 Agency, Toll Road Revenue, Series A,
                 (MBIA Insured),
                 Zero coupon due 01/15/2034                           1,482
                                                                 ----------
                                                                     23,335
                                                                 ----------
     Colorado - 0.8%
     1,650     Lakewood, COP, (AMBAC Insured),
                 5.350% due 12/01/2017                                1,836
                                                                 ----------
     Connecticut - 1.2%
     1,500     Connecticut State Special Obligation Parking,
                 Airport & Marina Revenue, (Bradley
                 International Airport), Series A, AMT,
                 (ACA Insured),
                 6.600% due 07/01/2024                                1,626
       995     Mashantucket Western Pequot Tribe, Special
                 Revenue, Series A, ETM,
                 6.500% due 09/01/2005**                              1,034
                                                                 ----------
                                                                      2,660
                                                                 ----------
     District of Columbia - 0.3%
       500     District of Columbia, Water & Sewer
                 Authority, Public Utilities Revenue, (FSA
                 Insured),
                 5.500% due 10/01/2017                                  590
                                                                 ----------
     Florida - 7.6%
       250     Bay County, Water Systems Revenue,
                 AMBAC Insured),
                 5.700% due 09/01/2030                                  279
       500     Brevard County, School Board Authority,
                 COP, Series B, (AMBAC Insured),
                 5.500% due 07/01/2021                                  535
     1,000     Escambia County, Health Facilities
                 Authority, Health Facilities Revenue,
                 (Florida Health Care Facilities Loan-VHA
                 Program), (AMBAC Insured),
                 5.950% due 07/01/2020                                1,027
       650     Escambia County, Utilities Authority, Utility
                 Systems Revenue, (FGIC Insured),
                 5.250% due 01/01/2029                                  683
       900     Florida Housing Finance Agency, Housing
                 Revenue, (Spinnaker Cove Apartments
                 Project), Series G, AMT, (AMBAC
                 Insured),
                 6.500% due 07/01/2036                                  935
       800     Florida State Board of Education, Lottery
                 Revenue, Series A, (FGIC Insured),
                 5.250% due 07/01/2017                                  889
       675     Florida State Municipal Power Agency,
                 Power & Light Revenue, (Stanton Project),
                 (FSA Insured),
                 5.500% due 10/01/2014                                  772
     1,000     Hillsborough County, Port District Revenue,
                 (Tampa Port Authority Project), Series A,
                 AMT, (MBIA Insured),
                 5.375% due 06/01/2027                                1,056
       600     Jacksonville, Water & Sewer Revenue,
                 (United Waterworks Inc. Project), AMT,
                 (AMBAC Insured),
                 6.350% due 08/01/2025                                  630



                  See Notes to Financial Statements.                        79



          Portfolio of Investments (continued)
----------------------------------------------------------------------------
          TAX-EXEMPT BOND FUND
          October 31, 2004
     -----------------------------------------------------------------------

 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

MUNICIPAL BONDS AND NOTES - (continued)
     Florida - (continued)
$      140     Manatee County, Housing Finance Authority,
                 SFMR, Series 94-4, AMT, (GNMA/FNMA
                 Collateral),
                 6.875% due 11/01/2026                           $      140
     1,095     Marion County, School Board, COP, (FSA
                 Insured),
                 5.250% due 06/01/2018                                1,210
       500     Orange County, Housing Finance Authority,
                 MFHR, (Hands Inc. Project), Series A,
                 7.000% due 10/01/2025**                                535
     5,000     Orlando, Utilities Commission, Water &
                 Electric Revenue,
                 6.000% due 10/01/2010                                5,824
     1,300     Osceola County, School Board, COP, Series A,
                 (AMBAC Insured),
                 5.125% due 06/01/2022                                1,394
       900     Pasco County, Solid Waste Disposal &
                 Resource Recovery System, Resource
                 Recovery Revenue, AMT, (AMBAC
                 Insured),
                 6.000% due 04/01/2011                                1,015
                                                                 ----------
                                                                     16,924
                                                                 ----------
     Georgia - 5.7%
     5,000     Georgia State, GO, Series B,
                 6.300% due 03/01/2009                                5,758
               Monroe County, Development Authority, PCR,
                 (Oglethorpe Power Corporation Project),
                 Series A, (MBIA-IBC Insured):
     2,500       6.700% due 01/01/2009                                2,897
     3,410       6.750% due 01/01/2010                                4,028
                                                                 ----------
                                                                     12,683
                                                                 ----------
     Hawaii - 1.0%
               Honolulu City and County, GO, Series A:
     1,270       (Unrefunded Balance),
                 6.000% due 01/01/2012                                1,487
       730       ETM,
                 6.000% due 01/01/2012                                  863
                                                                 ----------
                                                                      2,350
                                                                 ----------
     Idaho - 1.2%
     2,000     Idaho Health Facilities Authority, Health
                 Care Revenue, (IHC Hospitals Inc. Project),
                 (Inverse Floater), ETM,
                 6.650% due 02/15/2021+**                             2,607
                                                                 ----------
     Illinois - 6.3%
     5,000     Chicago, O'Hare International Airport,
                 Airport Revenue, (Inverse Floater), AMT,
                 (FSA Insured),
                 9.604% due 01/01/2020+**                             6,109
               Chicago, O'Hare International Airport,
                 Special Facilities Revenue, Series B:
       965       (Second Lien Passenger Facility),
                 (AMBAC Insured),
                 5.500% due 01/01/2017                                1,078
     1,000       (United Airlines Project), AMT,
                 (in default),
                 6.100% due 11/01/2035                                  150


 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

$    2,570     Cook County, Oak Lawn School District No.
                 122, Capital Appreciation, GO, (FGIC
                 Insured),
                 Zero coupon due 12/01/2016                      $    1,522
               Metropolitan Pier & Exposition Authority,
                 Capital Appreciation, Dedicated State
                 Tax Revenue, Series A, (FGIC Insured):
                 (Unrefunded Balance):
        85       Zero coupon due 06/15/2008                              77
       130       Zero coupon due 06/15/2009                             113
                 ETM:

     5,055       Zero coupon due 06/15/2009                           4,399
       815       Zero coupon due 06/15/2009                             709
                                                                 ----------
                                                                     14,157
                                                                 ----------
     Indiana - 3.1%
     6,000     Indiana Municipal Power Agency, Power
                 Supply System Revenue, Series A, ETM,
                 (MBIA Insured),
                 6.125% due 01/01/2013                                6,924
                                                                 ----------
     Kentucky - 0.8%
     1,500     Kentucky State Turnpike Authority,
                 Economic Development Road Revenue,
                 (Revitalization Project), (FSA Insured),
                 (Pre-refunded to 01/01/2011),
                 5.625% due 07/01/2013                                1,702
                                                                 ----------
     Louisiana - 1.6%
     2,680     Lafayette, Utility Revenue, (MBIA Insured),
                 5.250% due 11/01/2023                                2,918
     1,500     Louisiana Public Facilities Authority,
                 Customer Receipts Revenue, Series B,
                 ETM,
                 Zero coupon due 12/01/2019                             737
                                                                 ----------
                                                                      3,655
                                                                 ----------
     Maryland - 1.5%
     2,000     Baltimore, Port Facilities, Industrial Revenue,
                 (Consolidated Coal Sales Project), Series B,
                 6.500% due 10/01/2011                                2,162
     1,150     Maryland State Economic Development
                 Corporation, Student Housing Revenue,
                 (University of Maryland College Park
                 Project),
                 5.625% due 06/01/2035                                1,188
                                                                 ----------
                                                                      3,350
                                                                 ----------
     Massachusetts - 1.7%
     1,000     Massachusetts State Development Finance
                 Agency, Revenue Bonds, (Hillcrest
                 Educational Centers Inc. Project),
                 6.375% due 07/01/2029                                  968
     1,000     Massachusetts State Health & Educational
                 Facilities Authority, Health Care Revenue,
                 (Health Care System-Covenant Health),
                 6.000% due 07/01/2031                                1,055
     1,500     Massachusetts State, Federal Highway Grant
                 Anticipation Notes Revenue, Series A,
                 5.750% due 06/15/2015                                1,700
                                                                 ----------
                                                                      3,723
                                                                 ----------
80             See Notes to Financial Statements.



          Portfolio of Investments (continued)
----------------------------------------------------------------------------
          TAX-EXEMPT BOND FUND
          October 31, 2004
     -----------------------------------------------------------------------

 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

MUNICIPAL BONDS AND NOTES - (continued)
     Michigan - 0.5%
$    1,000     Michigan State Strategic Fund, Limited
                 Obligation Revenue, (Detroit Edison
                 Company Exempt Facilities Project),
                 Series C, AMT, (XLCA Insured),
                 5.450% due 12/15/2032                           $    1,047
                                                                 ----------
     Missouri - 3.3%
     2,250     Bi-State Development Agency of the
                 Missouri-Illinois Metropolitan District,
                 Mass Transit Sales Tax Revenue,
                 (Metrolink Cross County Extension Project),
                 Series B, (FSA Insured),
                 5.250% due 10/01/2019                                2,473
     1,000     Cape Girardeau County, Industrial
                 Development  Authority, Health Care
                 Facilities Revenue, (Southeast Hospital
                 Association Project),
                 5.625% due 06/01/2027                                1,019
       600     Fenton, Tax Increment Revenue, (Gravois
                 Bluffs Improvement Project),
                 7.000% due 10/01/2021                                  650
     1,000     Missouri State Health and Education
                 Facilities Authority, Education Facilities
                 Revenue, (University of Missouri-
                 Columbia Arena Project),
                 5.000% due 11/01/2018                                1,086
               St. Louis County, Pattonville School District
                 No. R-3, GO, (Missouri Direct Deposit
                 Program), (FGIC Insured):
     1,000       5.750% due 03/01/2017                                1,153
       880       5.750% due 03/01/2018                                1,015
                                                                 ----------
                                                                      7,396
                                                                 ----------
     Nebraska - 3.6%
     7,000     Omaha Public Power District, Electric
                 Revenue, Series B, ETM,
                 6.150% due 02/01/2012                                8,137

     Nevada - 0.9%
     1,000     Clark County, Airport Systems Subordinate
                 Lien Revenue , Series A-2, (FGIC Insured),
                 5.000% due 07/01/2036                                1,019
     1,000     Reno, Sales & Room Tax Revenue, Sr. Lien,
                 (ReTrac-Reno Transportation Rail Access
                 Corridor Project), (AMBAC Insured),
                 5.125% due 06/01/2037                                1,028
                                                                 ----------
                                                                      2,047
                                                                 ----------
     New Jersey - 3.0%
     1,000     New Jersey Economic Development
                 Authority, Cigarette Tax Revenue,
                 5.500% due 06/15/2031                                1,007
     1,000     New Jersey Economic Development
                 Authority, Economic Development
                 Revenue, (Kapkowski Road Landfill
                 Project),
                 5.750% due 04/01/2031                                  989


 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

$    1,340     New Jersey Educational Facilities Authority,
                 Government Fund Grant Revenue, (Higher
                 Education Capital Improvement Project),
                 Series A, (AMBAC Insured),
                 5.250% due 09/01/2020                           $    1,474
               New Jersey Transportation Trust Fund
                 Authority, Transportation System Revenue:
     2,000       Series A,
                 5.250% due 06/15/2019                                2,218
     1,000       Series C, (FSA Insured),
                 5.500% due 06/15/2020                                1,111
                                                                 ----------
                                                                      6,799
                                                                 ----------
     New York - 5.0%
     1,265     Metropolitan Transportation Authority,
                 Service Contract Revenue,
                 (Transportation Facilities Project), Series 7,
                 4.750% due 07/01/2019                                1,388
     1,500     Metropolitan Transportation Authority,
                 Transportation Revenue, Series A, (FGIC
                 Insured),
                 5.250% due 11/15/2031                                1,594
     2,000     Nassau County, Interim Finance Authority,
                 Sales Tax Revenue, Series A,
                 5.750% due 11/15/2013                                2,320
     1,000     New York State Dormitory Authority, College
                 & University Revenue, (State University
                 Educational Facilities Project), (MBIA
                 Insured),
                 6.000% due 05/15/2016                                1,159
       535     New York State Housing Finance Agency,
                 MFHR, (Secured Mortgage Program),
                 Series F, AMT,
                 6.625% due 08/15/2012                                  538
       735     New York State Mortgage Agency,
                 Homeowner Mortgage Revenue, Series 82,
                 AMT,
                 5.650% due 04/01/2030                                  774
     1,000     New York State Urban Development
                 Corporation, Personal Income Tax
                 Revenue, Series C-1, (FGIC Insured),
                 5.500% due 03/15/2019                                1,134
               New York State, GO:
     1,000       Series B, ETM, (FSA Insured),
                 7.000% due 06/01/2014                                1,136
     1,000       Series H,
                 5.750% due 03/15/2013                                1,132
                                                                 ----------
                                                                     11,175
                                                                 ----------
     North Carolina - 1.5%
     1,000     Charlotte, COP, (Convention Facility Project),
                 Series A,
                 5.500% due 08/01/2019                                1,124
     2,000     North Carolina Municipal Power Agency
                 No. 1, Catawba Electric Revenue, Series A,
                 (MBIA Insured),
                 5.250% due 01/01/2018                                2,190
                                                                 ----------
                                                                      3,314
                                                                 ----------


                  See Notes to Financial Statements.                        81



          Portfolio of Investments (continued)
----------------------------------------------------------------------------
          TAX-EXEMPT BOND FUND
          October 31, 2004
     -----------------------------------------------------------------------

 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

MUNICIPAL BONDS AND NOTES - (continued)
     Ohio - 2.1%
$    1,000     Cuyahoga County, Hospital Facilities Revenue,
                 (Canton Inc. Project),
                 7.500% due 01/01/2030                           $    1,108
     2,175     Ohio State Building Authority, Lease Revenue,
                 (Administrative Building Fund Projects),
                 Series A, (FSA Insured),
                 5.500% due 04/01/2015                                2,466
     1,000     Ohio State University, General Receipts
                 Revenue, Series A,
                 5.125% due 12/01/2031                                1,040
                                                                 ----------
                                                                      4,614
                                                                 ----------
     Oklahoma - 0.7%
       330     Oklahoma Housing & Finance Authority,
                 SFMR, Series B, AMT, (GNMA Collateral),
                 7.997% due 08/01/2018                                  340
     1,000     Tulsa County, Public Facilities Authority,
                 Capital Improvement Revenue, (AMBAC
                 Insured),
                 6.250% due 11/01/2022                                1,168
                                                                 ----------
                                                                      1,508
                                                                 ----------
     Oregon - 2.5%
     1,000     Oregon Health Sciences University, College
                 & University Revenue, Series A, (MBIA
                 Insured),
                 5.250% due 07/01/2022                                1,081
     1,000     Oregon State Department of Administrative
                 Services, COP, Series C, (MBIA Insured),
                 5.250% due 11/01/2018                                1,110
     2,000     Portland, Sewer System Revenue, Second
                 Lien, Series A, (FSA Insured),
                 5.250% due 06/01/2020                                2,187
     1,000     Portland, Tax Allocation Revenue,
                 (Downtown Waterfront Urban Renewal &
                 Redevelopment Project), Series A,
                 (AMBAC Insured),
                 5.750% due 06/15/2016                                1,140
                                                                 ----------
                                                                      5,518
                                                                 ----------
     Pennsylvania - 3.9%
               Philadelphia, Gas Works Revenue,
                 (FSA Insured):
                 (1998 General Ordinance):
     1,000     Fourth Series,
                 5.250% due 08/01/2020                                1,086
     2,500     Second Series,
                 5.250% due 07/01/2029                                2,637
     2,500       (Inverse Floater), Series 384,
                 8.695% due 07/01/2011+**                             2,960
       820     Philadelphia, Parking Authority, Auto Parking
                 Revenue, Series A, (AMBAC Insured),
                 5.250% due 02/15/2029                                  865
     1,000     Philadelphia, Redevelopment Authority Revenue,
                 (Neighborhood Transformation Project),
                 Series A, (FGIC Insured),
                 5.500% due 04/15/2017                                1,131
                                                                 ----------
                                                                      8,679
                                                                 ----------
     Puerto Rico - 0.5%
     1,000     Puerto Rico Municipal Finance Agency,
                 Revenue Bonds, Series A, (FSA Insured),
                 5.250% due 08/01/2021                                1,110
                                                                 ----------

 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

     South Carolina - 2.1%
$    1,300     Chesterfield County, School District, GO,
                 (FSA Insured),
                 5.375% due 03/01/2018                           $    1,459
     1,955     Greenville, Waterworks System Revenue,
                 5.250% due 02/01/2019                                2,149
     1,000     South Carolina Jobs-Economic Development
                 Authority, IDR, (Electric & Gas Company
                 Project), Series A, (AMBAC Insured),
                 5.200% due 11/01/2027                                1,053
                                                                 ----------
                                                                      4,661
                                                                 ----------
     South Dakota - 0.6%
     1,250     South Dakota Health and Educational
                 Facilities Authority, Health Care Revenue,
                 (Sioux Valley Hospitals and Health
                 System), Series A,
                 5.250% due 11/01/2034                                1,269
                                                                 ----------
     Tennessee - 1.0%
     1,000     Johnson City, Health & Educational Facility
                 Board, Hospital Revenue, (Mountain States
                 Health Care Facilities First Mortgage
                 Project), Series A,
                 7.500% due 07/01/2033                                1,175
       990     Tennessee Housing Development Agency,
                 Housing Revenue, (Homeownership
                 Program), Series 2A, AMT,
                 5.700% due 07/01/2031                                1,028
                                                                 ----------
                                                                      2,203
                                                                 ----------
     Texas - 6.8%
     1,500     Austin, Water & Wastewater System
                 Revenue, (MBIA Insured),
                 5.250% due 11/15/2019                                1,642
     1,000     Corpus Christi, GO, (FSA Insured),
                 5.750% due 03/01/2018                                1,131
     1,500     Dallas-Fort Worth International Airport
                 Board, Airport & Marina Revenue,
                 Series A, AMT, (FGIC Insured),
                 5.500% due 11/01/2031                                1,570
               Houston, GO, (Public Improvement Project),
                 (FSA Insured):
       915       (Pre-refunded to 09/01/2010),
                 5.750% due 03/01/2015                                1,046
        85       (Unrefunded Balance),
                 5.750% due 03/01/2015                                   97
     1,000     Houston, Hotel Occupancy Tax & Special
                 Revenue, (Convention & Entertainment
                 Project), Series B, (AMBAC Insured),
                 5.750% due 09/01/2015                                1,144
     2,050     Houston, Water & Sewer System Revenue, Jr.
                 Lien, Series C, (FGIC Insured),
                 5.375% due 12/01/2027                                2,263
     1,100     Metro Health Facilities Development
                 Corporation, Health Care Revenue,
                 (Wilson N. Jones Memorial Hospital
                 Project),
                 7.200% due 01/01/2021                                1,100
               North Central, Health Facilities Development
                 Corporation Revenue:
     1,000       (Baylor Health Care System Project),
                 Series A,
                 5.125% due 05/15/2029                                1,016


82             See Notes to Financial Statements.



          Portfolio of Investments (continued)
----------------------------------------------------------------------------
          TAX-EXEMPT BOND FUND
          October 31, 2004
     -----------------------------------------------------------------------

 Principal
  Amount                                                            Value
  (000s)                                                            (000s)
 ---------                                                          ------

MUNICIPAL BONDS AND NOTES - (continued)
     Texas - (continued)
$    1,000       (Children's Medical Center of Dallas
                 Project), (AMBAC Insured),
                 5.250% due 08/15/2032                           $    1,044
     1,000     Texas Tech University System, Financing
                 System Revenue, Seventh Series, (MBIA
                 Insured),
                 5.000% due 08/15/2025                                1,035
     2,000     University of Texas Financing System,
                 College & University Revenue, Series A,
                 5.250% due 08/15/2019                                2,198
                                                                 ----------
                                                                     15,286
                                                                 ----------
     Virginia - 0.8%
               Richmond, GO, (FSA Insured):
       600       5.125% due 01/15/2008                                  654
     1,000       5.500% due 01/15/2010                                1,131
                                                                 ----------
                                                                      1,785
                                                                 ----------
     Washington - 7.6%
     2,500     Energy Northwest, Electric Revenue,
                 (Nuclear Project 3), Series A , (FSA
                 Insured),
                 5.500% due 07/01/2017                                2,810
     5,000     Franklin County, Pasco School District No.1,
                 GO, (FSA Insured),
                 5.250% due 12/01/2019                                5,468
     4,500     King County, Kent School District No. 415,
                 GO, Series C,
                 6.300% due 12/01/2008                                5,131
     3,000     Washington State, GO, Series B & AT-7,
                 6.400% due 06/01/2017                                3,728
                                                                 ----------
                                                                     17,137
                                                                 ----------
     West Virginia - 1.1%
     2,500     Harrison County, County Community Solid
                 Waste Disposal Authority, IDR,
                 (Monongahela Power Company Project),
                 Series A, AMT, (MBIA-IBC Insured),
                 6.875% due 04/15/2022                                2,510
                                                                 ----------
     Wisconsin - 0.5%
               Wisconsin State Health & Educational
                 Facilities Authority, Health Care Revenue,
                 Series A:
       600       (Beaver Dam Community Hospitals, Inc.
                 Project),
                 6.000% due 08/15/2019                                  596
       555       (Waukesha Memorial Hospital Project),
                 (AMBAC Insured),
                 7.125% due 08/15/2007                                  557
                                                                 ----------
                                                                      1,153
                                                                 ----------
               Total Municipal Bonds and Notes
                 (Cost $201,028)                                    220,838
                                                                 ----------


                                                                    Value
                                                                    (000s)
                                                                    ------

TOTAL INVESTMENTS++ (Cost $201,028*)                98.7%        $  220,838
OTHER ASSETS AND LIABILITIES (Net)                   1.3              2,947
                                                   -----         ----------
NET ASSETS                                         100.0%        $  223,785
                                                   =====         ==========


---------
    *    Aggregate cost for federal tax purposes is $201,114.
   **    Security deemed illiquid by Management.
    + Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2004.
   ++    All securities segregated as collateral for futures contracts.

                                                                 Unrealized
  Number of                                          Value      Depreciation
  Contracts                                          (000s)        (000s)
-------------                                      ---------    ------------
Futures Contracts-Short Position

   63       U.S. 5 Year Treasury Note,
                 December 2004                      $  7,017     $      (39)
   14       U.S. 10 Year Treasury Note,
                 December 2004                         1,590            (16)
                                                                 ----------
            Net Unrealized Depreciation of
                 Futures Contracts                               $      (55)
                                                                 ==========



Tax-Exempt Bond Fund had the following industry concentrations greater than 10% at October 31, 2004 (as a percentage of net assets) (unaudited):

                          Power                 17.1%
                          General Obligation    16.3%
                          Transportation        15.3%
                          General Purpose       10.3%

Tax-Exempt Bond Fund had the following insurance concentrations greater than 10% at October 31, 2004 (as a percentage of net assets)
(unaudited):

                          MBIA                  19.7%
                          FSA                   19.2%
                          FGIC                  12.3%
                          AMBAC                 11.8%



----------------------------------------------------------------------------
                   GLOSSARY OF TERMS

        ACA      -- ACA Financial Guaranty Corporation
        AMBAC    -- American Municipal Bond Assurance Corporation
        AMT      -- Alternative Minimum Tax
        COP      -- Certificate of Participation
        ETM      -- Escrowed to Maturity
        FGIC     -- Federal Guaranty Insurance Corporation
        FNMA     -- Federal National Mortgage Association
        FSA      -- Financial Security Assurance
        GNMA     -- Government National Mortgage Association
        GO       -- General Obligation
        IBC      -- Insured Bond Certificate
        IDR      -- Industrial Development Revenue
        MBIA     -- Municipal Bond Investors Assurance
        MFHR     -- Multi-family Housing Revenue
        PCR      -- Pollution Control Revenue
        SFMR     -- Single Family Mortgage Revenue
        VHA      -- Veterans Housing Authority
        XLCA     -- XL Capital Assurance Inc.
----------------------------------------------------------------------------
                  See Notes to Financial Statements.                       83



          Portfolio of Investments
------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL FUND
          October 31, 2004
     -------------------------------------------------------------------------

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

MUNICIPAL BONDS AND NOTES - 99.3%
   California - 98.8%
$              ABAG Financing Authority for Nonprofit
                  Corporations, COP:
       340        (Episcopal Homes Foundation),
                  5.000% due 07/01/2007                    $      356
                  (O'Connor Woods Obligation Group),
                  (ACA Insured):
       700        5.400% due 11/01/2009                           745
     2,530        5.700% due 11/01/2013                         2,753
     1,240     ABAG Financing Authority for Nonprofit
                  Corporations, Revenue Bonds, (California
                  School of Mechanical Arts),
                  5.250% due 10/01/2026                         1,286
     5,360     Alhambra, Improvement Board Act of 1915,
                  Special Tax Revenue, (Public Works
                  Assessment District No. 1), (MBIA
                  Insured),
                  6.125% due 09/02/2018                         5,439
     2,000     Anaheim, Public Financing Authority, Tax
                  Allocation Revenue, (Inverse Floater),
                  (MBIA Insured),
                  10.870% due 12/28/2018+                       2,573
     2,210     Azusa, Community Facilities District No. 1,
                  Special Tax Revenue, (Mountain Cove),
                  Series A,
                  6.000% due 09/01/2026                         2,304
               Baldwin Park, Public Financing Authority,
                  Lease Revenue, (Community Center
                  Project), (AMBAC Insured):
     2,635        5.000% due 08/01/2027                         2,731
     3,000        5.000% due 08/01/2034                         3,073
     2,000     Barstow, Redevelopment Agency, Tax
                  Allocation Revenue, (Central
                  Redevelopment Project), Series A,
                  (MBIA Insured),
                  7.000% due 09/01/2014                         2,400
     3,155     Burbank, Waste Disposal Revenue, Series B,
                  (FSA Insured),
                  5.250% due 05/01/2024                         3,375
     2,000     California Department of Veteran Affairs,
                  Home Purchase Revenue, Series A,
                  (AMBAC Insured),
                  5.400% due 12/01/2018                         2,123
               California Educational Facilities Authority,
                  College & University Revenue:
     1,000        (Pooled College & University), Series B,
                  6.625% due 06/01/2020                         1,109
     1,000        (University of San Diego), Series A,
                  5.250% due 10/01/2030                         1,035
     1,000     California Educational Facilities Authority,
                  Student Loan Revenue, (California Loan
                  Program), Series A, AMT, (MBIA Insured),
                  5.100% due 03/01/2014                         1,062
       995     California Financing Authority for Resource
                  Efficiency, Multiple Utility Revenue, (First
                  Resource Efficiency Program), (AMBAC
                  Insured),
                  6.000% due 07/01/2017                         1,018

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

$      500     California Health Facilities Financing
                  Authority, Health Care Revenue,
                  (Adventist Health System Project),
                  Series A,
                  5.000% due 03/01/2028                    $      503
               California Housing Finance Agency, Home
                  Ownership & Improvement Revenue,
                  AMT, (MBIA Insured):
        10        Series B,
                  5.200% due 08/01/2026                            10
     2,630        Series F,
                  6.800% due 08/01/2014                         2,695
     1,000     California Infrastructure & Economic
                  Development Bank, Health Care Revenue,
                  (The J. David Gladstone Institute Project),
                  5.500% due 10/01/2015                         1,093
     3,855     California Infrastructure & Economic
                  Development Bank, Lease Revenue,
                  (Asian Art Museum of San Francisco
                  Project), (MBIA Insured),
                  5.500% due 06/01/2017                         4,330
     2,500     California Pollution Control Financing
                  Authority, PCR, (San Diego Gas and
                  Electric Company), Series A, AMT,
                  (AMBAC Insured),
                  5.850% due 06/01/2021                         2,531
       140     California Rural Home Mortgage Finance
                  Authority, SFMR, (Mortgage-Backed
                  Securities Program), Issue A, Series 2,
                  AMT, (GNMA/FHLMC Collateral),
                  7.950% due 12/01/2024                           141
     6,320     California State Department of Transportation,
                  COP, Series A, (MBIA Insured),
                  5.250% due 03/01/2016                         6,843
               California State Department of Water
                  Resources, Power Supply Revenue,
                  Series A:
     5,000        5.750% due 05/01/2017                         5,678
     5,500        5.875% due 05/01/2016                         6,308
     7,000        (MBIA-IBC Insured),
                  5.125% due 05/01/2018                         7,622
     3,000        (XLCA Insured),
                  5.375% due 05/01/2017                         3,340
     2,000     California State Department of Water
                  Resources, Water Revenue, Series W,
                  (FSA Insured),
                  5.000% due 12/01/2018                         2,174
     8,000     California State Economic Recovery, Sales
                  Tax Revenue, Series A,
                  5.000% due 07/01/2016                         8,622
               California State Public Works Board, Lease
                  Revenue:
     1,500        (California Community Colleges), Series A,
                  5.250% due 12/01/2014                         1,590
     3,000        (California State University), Series C,
                  5.400% due 10/01/2022                         3,193
     1,980        (Department of Corrections - Kern County
                  at Delano II State Prison), Series C,
                  5.500% due 06/01/2023                         2,156
     1,750        (Department of Corrections Program),
                  Series A, (MBIA-IBC Insured),
                  5.000% due 09/01/2018                         1,875

84                   See Notes to Financial Statements.



          Portfolio of Investments (continued)
------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL FUND
          October 31, 2004
     -------------------------------------------------------------------------

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

MUNICIPAL BONDS AND NOTES - (continued)
   California - (continued)
$    4,330        (Department of Corrections-Ten
                  Administrative Segregation Housing
                  Units), Series A, (AMBAC Insured),
                  5.250% due 03/01/2019                    $    4,707
                  (Department of Mental Health - Coalinga
                  State Hospital), Series A:
     3,000        5.000% due 06/01/2024                         3,107
     1,750        5.000% due 06/01/2025                         1,803
     4,200        (UC M.I.N.D. Institute), Series A,
                  5.000% due 04/01/2023                         4,354
               California State University, Fresno
                  Association Inc. Revenue, (Auxiliary
                  Organization Event Center):
     1,500        6.000% due 07/01/2022                         1,590
     1,500        6.000% due 07/01/2031                         1,584
               California State, GO:
     1,000        (AGC-ICC Insured),
                  5.750% due 10/01/2010                         1,137
     2,000        (CIFG-TCRS Insured),
                  5.000% due 10/01/2022                         2,112
     4,430        (FGIC-TCRS Insured),
                  5.500% due 06/01/2025                         4,822
                  (Veterans), AMT:
     1,280        Series BJ,
                  5.700% due 12/01/2032                         1,313
     2,510        Series BT,
                  5.000% due 12/01/2012                         2,561
     3,050        (XLCA Insured),
                  6.750% due 08/01/2012                         3,718
     2,815     California Statewide Communities
                  Development Authority, COP, (Cedars-
                  Sinai Medical Center), (MBIA-IBC
                  Insured),
                  6.500% due 08/01/2012                         3,202
               California Statewide Communities
                  Development Authority, MFHR, (Equity
                  Residential Housing):
     1,000        Series B,
                  5.200% due 12/01/2029                         1,070
     3,300        Series C,
                  5.200% due 06/15/2009                         3,537
       975     Carson, Improvement Board Act of 1915, GO,
                  7.375% due 09/02/2022                           993
     1,000     Carson, Redevelopment Agency, Tax
                  Allocation Revenue, (Area No. 1 Project),
                  (MBIA Insured),
                  5.500% due 10/01/2016                         1,168
     3,195     Castaic Lake, Water Agency, COP, (1994
                  Refunding Project), Series A, (AMBAC
                  Insured),
                  5.000% due 08/01/2019                         3,463
     1,000     Chino Valley, Unified School District, COP,
                  Series A, (FSA Insured),
                  5.250% due 09/01/2014                         1,128
     3,000     Chula Vista, COP, (MBIA Insured),
                  5.000% due 08/01/2027                         3,109
     1,200     Chula Vista, IDR, (San Diego Gas and
                  Electric Company), Series A, AMT,
                  4.900% due 03/01/2023                         1,202

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

$    1,825     Chula Vista, Public Financing Authority,
                  Special Tax Revenue, (Assessment
                  Districts Refinancing), Sr. Lien, Series A,
                  (FSA Insured),
                  4.700% due 09/02/201                     $    1,982
     2,665     Chula Vista, Redevelopment Agency, Tax
                  Allocation Revenue,
                  8.625% due 09/01/2024                         2,997
     2,000     Coachella, Redevelopment Agency, Tax
                  Allocation Revenue, (Area No. 3 Project),
                  5.875% due 12/01/2028                         2,046
     2,160     Contra Costa County, Public Financing
                  Authority, Lease Revenue, (Capital
                  Projects), Series B, (MBIA Insured),
                  5.250% due 06/01/2027                         2,268
     5,000     Contra Costa, Community College District,
                  GO, (Election of 2002), (MBIA Insured),
                  5.000% due 08/01/2029                         5,177
               Contra Costa, Water District Revenue,
                  Series K, (FSA Insured):
     1,445        5.000% due 10/01/2017                         1,576
     1,520        5.000% due 10/01/2018                         1,651
     1,285     Corona, COP, (Clearwater Cogeneration
                  Project), (MBIA Insured),
                  5.000% due 09/01/2017                         1,396
     1,500     Culver City, Redevelopment Finance
                  Authority, Tax Allocation Revenue,
                  Series B,
                  6.250% due 11/01/2025                         1,528
     1,665     Davis, Public Facilities Finance Authority
                  Local Agency, Special Tax Revenue, (Mace
                  Ranch Area), Series A,
                  6.600% due 09/01/2025                         1,753
     1,985     El Cajon, COP, (Helix View Nursing Home
                  Project), AMT, (FHA Insured),
                  7.750% due 02/01/2029                         1,994
     1,215     Fairfield, Housing Authority, Mortgage
                  Revenue, (Creekside Estates Mobile
                  Homes),
                  5.625% due 09/01/2023                         1,224
     1,000     Fontana, Redevelopment Agency, Tax
                  Allocation Revenue, (Southwest Industrial
                  Park Project), (MBIA Insured),
                  5.200% due 09/01/2030                         1,048
               Foothill Eastern Transportation Corridor
                  Agency, Toll Road Revenue:
     9,000        Zero coupon due 01/15/2026                    7,158
    20,000        Zero coupon due 01/15/2030                    4,480
    10,000        Zero coupon due 01/15/2032                    1,981
    10,000        Zero coupon due 01/15/2033                    1,865
    10,000        Zero coupon due 01/15/2034                    1,753
    10,000        Zero coupon due 01/15/2036                    1,550
    10,000        Zero coupon due 01/15/2037                    1,460
     9,000        Zero coupon due 01/15/2038                    1,235
     2,000     Fresno, Joint Powers Financing Authority,
                  Lease Revenue, Series A, (FSA Insured),
                  5.750% due 06/01/2026                         2,256
     1,000     Hi Desert, Members Health Care District,
                  Health Care Revenue,
                  5.500% due 10/01/2015                         1,001

               See Notes to Financial Statements.                          85



          Portfolio of Investments (continued)
------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL FUND
          October 31, 2004
     -------------------------------------------------------------------------

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

MUNICIPAL BONDS AND NOTES - (continued)
   California - (continued)
$    3,000     Highland, Redevelopment Agency, Tax
                  Allocation Revenue, (Highland
                  Redevelopment Project Area No. 1),
                  Series A, (AMBAC Insured),
                  5.000% due 12/01/2028                    $    3,104
               Huntington Beach, Union High School
                  District, GO, (Election of 2004), (FSA
                  Insured):
     2,000        5.000% due 08/01/2027                         2,081
     5,000        5.000% due 08/01/2029                         5,177
     2,000     Huntington Park, Public Financing Authority,
                  Lease Revenue, (Wastewater System
                  Project),
                  6.200% due 10/01/2025                         2,089
     5,000     Imperial Irrigation District, COP, (Water
                  System Projects), (AMBAC Insured),
                  5.500% due 07/01/2029                         5,410
     1,250     Imperial, Water Facilities Revenue, COP,
                  (FGIC Insured),
                  5.000% due 10/15/2020                         1,335
     1,000     Irvine, Meadows Mobile Home Park,
                  Mortgage Revenue, Series A,
                  5.700% due 03/01/2018                         1,009
               Irvine, Public Facilities & Infrastructure
                  Authority, Assessment  Revenue,
                  (AMBAC Insured):
                  Series B:
     1,455        5.000% due 09/02/2020                         1,509
     3,630        5.000% due 09/02/2021                         3,765
     2,000        Series C,
                  5.000% due 09/02/2023                         2,062
     1,825     La Canada, Unified School District, GO,
                  (Election of 2004), Series A, (MBIA
                  Insured),
                  5.500% due 08/01/2028                         2,005
               La Quinta, Financing Authority, Local
                  Agency Revenue, Series A, (AMBAC
                  Insured):
     2,000        5.000% due 09/01/2029                         2,065
     1,000        5.250% due 09/01/2024                         1,083
     1,500     La Verne, Public Financing Authority,
                  Revenue Bonds, (Capital Improvement
                  Projects),
                  7.250% due 09/01/2026                         1,576
     1,000     Laguna Hills, COP, (Community Center
                  Project), (MBIA Insured),
                  5.000% due 12/01/2017                         1,085
     1,975     Lake Elsinore, Public Financing Authority,
                  Local Agency Revenue, Series G,
                  5.800% due 09/02/2015                         2,097
     2,000     Long Beach, Community Facilities District
                  No. 5, Special Tax Revenue, (Towne
                  Center),
                  6.875% due 10/01/2025                         2,092
     1,315     Long Beach, Redevelopment Agency, Tax
                  Allocation Revenue, (North Long Beach
                  Redevelopment Projects), Series A,
                  (AMBAC Insured),
                  5.000% due 08/01/2022                         1,386

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

$    1,425     Los Angeles, Community Redevelopment
                  Agency, Financing Authority Revenue,
                  (Grand Central Square Multi-family
                  Housing Project), Series A, AMT,
                  5.850% due 12/01/2026                    $    1,429
       370     Los Angeles, Community Redevelopment
                  Agency, Housing Revenue, Series C,
                  (AMBAC Insured),
                  6.750% due 07/01/2014                           378
     2,500     Los Angeles, Community Redevelopment
                  Agency, Tax Allocation Revenue, (North
                  Hollywood Project), Series E, (MBIA
                  Insured),
                  5.400% due 07/01/2024                         2,722
        25     Los Angeles, Home Mortgage Revenue,
                  (Mortgage-Backed Securities Project),
                  (GNMA Collateral),
                  8.100% due 05/01/2017                            26
     1,000     Los Angeles, MFHR, (Ridgecroft Apartments
                  Project), Series E, AMT, (GNMA
                  Collateral),
                  6.250% due 09/20/2039                         1,042
     1,445     Los Angeles, Special Assessment Revenue,
                  (Landscaping & Lighting District No. 96-1
                  Project), (AMBAC Insured),
                  5.000% due 03/01/2022                         1,520
     6,660     Los Angeles, Unified School District, GO,
                  (Election of 1997), Series E, (MBIA
                  Insured),
                  5.500% due 07/01/2018                         7,573
     1,405     Los Gatos-Saratoga, Joint Unified High
                  School District, GO, (Election of 1998),
                  Series B,
                  5.750% due 12/01/2021                         1,608
     1,490     Mountain View, Shoreline Regional Park
                  Community, Tax Allocation Revenue,
                  Series A, (MBIA Insured),
                  5.250% due 08/01/2015                         1,661
     2,785     Needles, Public Utilities Authority, Utilities
                  Revenue, (Utilities System Acquisition
                  Project), Series A,
                  6.500% due 02/01/2022                         2,868
               Oakland, Alameda County Unified School
                  District, COP, (Energy Retrofit Project):
     1,825        (Pre-refunded to 11/15/2005),
                  7.000% due 05/15/2011**                       1,959
     3,445        (Pre-refunded to 11/15/2006),
                  6.750% due 11/15/2014**                       3,842
     1,300     Oakland, Revenue Bonds, (YMCA East Bay
                  Project),
                  7.100% due 06/01/2010                         1,354
     1,565     Oakland, Unified School District, GO,
                  (Alameda County School Improvements),
                  (FSA Insured),
                  5.000% due 08/01/2017                         1,642
     1,500     Oceanside, COP, Series A, (AMBAC
                  Insured),
                  5.250% due 04/01/2018                         1,653
     4,000     Orange County, COP, Series A, (MBIA
                  Insured),
                  5.800% due 07/01/2016                         4,327


86                   See Notes to Financial Statements.



          Portfolio of Investments (continued)
------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL FUND
          October 31, 2004
     -------------------------------------------------------------------------

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

MUNICIPAL BONDS AND NOTES - (continued)
   California - (continued)
               Oxnard, Harbor District, Revenue Bonds:
$    1,200        Series A, AMT,
                  5.750% due 08/01/2020                    $    1,250
     1,000        Series B,
                  6.000% due 08/01/2024                         1,057
     1,090     Pacifica, Wastewater Revenue, (AMBAC
                  Insured),
                  5.000% due 10/01/2024                         1,150
     1,280     Palm Desert, Financing Authority, Tax
                  Allocation Revenue, (Project Area No. 2),
                  Series A, (MBIA Insured),
                  5.000% due 08/01/2022                         1,364
     1,995     Pomona, COP, (Mission Promenade Project),
                  Series AE, (AMBAC Insured),
                  5.375% due 10/01/2032                         2,124
     5,000     Pomona, Public Financing Authority, Tax
                  Allocation Revenue, (Merged
                  Redevelopment Project), Series AD,
                  (MBIA Insured),
                  5.000% due 02/01/2021                         5,247
     1,000     Pomona, Unified School District, GO,
                  (MBIA Insured),
                  6.150% due 08/01/2030                         1,191
     5,000     Port of Oakland, Airport & Marina Revenue,
                  Series K, AMT, (FGIC Insured),
                  5.750% due 11/01/2029                         5,418
     1,000     Poway, Housing Revenue, (Poinsettia Mobile
                  Home Park Project),
                  5.000% due 05/01/2023                         1,000
     1,000     Poway, Redevelopment Agency, Tax
                  Allocation Revenue, (Paguay
                  Redevelopment Project), (AMBAC
                  Insured),
                  5.375% due 06/15/2019                         1,112
     2,750     Redding, Electrical Systems, COP, (Inverse
                  Floater), (MBIA Insured),
                  10.728% due 07/01/2022+                       4,155
     1,000     Redondo Beach, Public Financing Authority,
                  Revenue Bonds, (South Bay Center
                  Redevelopment Project),
                  7.125% due 07/01/2026                         1,053
               Riverside County, Public Financing
                  Authority, COP:
     1,500        5.750% due 05/15/2019                         1,559
     2,100        5.800% due 05/15/2029                         2,141
               Rocklin, Unified School District, Capital
                  Appreciation, GO, (FGIC Insured):
     1,030        Zero coupon due 08/01/2014                      644
     1,210        Zero coupon due 08/01/2016                      672
     1,255        Zero coupon due 08/01/2017                      659
     1,360        Zero coupon due 08/01/2019                      637
     1,415        Zero coupon due 08/01/2020                      626
     1,225        Zero coupon due 08/01/2023                      457
               Sacramento County, Airport System Revenue,
                  Series A, (FSA Insured):
     2,425        5.250% due 07/01/2019                         2,655
     2,550        5.250% due 07/01/2020                         2,785

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

$    2,000     Sacramento County, Sanitation District
                  Financing Authority, Sewer Revenue,
                  ETM,
                  5.000% due 12/01/2016                    $    2,046
               Saddleback Valley, Unified School District,
                  GO, (Election of 2004), Series A, (FSA
                  Insured):
     3,000        5.000% due 08/01/2027                         3,121
     4,000        5.000% due 08/01/2029                         4,142
               Salinas Valley, Solid Waste Authority,
                  Resource Recovery Revenue, AMT,
                  (AMBAC Insured):
     2,475        5.250% due 08/01/2027                         2,575
     2,000        5.250% due 08/01/2031                         2,070
               San Bernardino, Redevelopment Agency,
                  Tax Allocation Revenue, (San Sevaine
                  Redevelopment Project), Series A:
     1,000        6.900% due 09/01/2018                         1,094
     2,000        7.100% due 09/01/2029                         2,155
     1,885     San Buenaventura, COP, Series B, (AMBAC
                  Insured),
                  5.500% due 01/01/2017                         2,131
               San Diego, Redevelopment Agency, Auto
                  Parking Revenue:
     1,000        (Centre City Redevelopment Project),
                  Series A,
                  6.400% due 09/01/2019                         1,080
     1,085        (Southcrest Redevelopment Project),
                  6.500% due 10/01/2025                         1,179
     4,000     San Diego, Water Authority Revenue, COP,
                  Series B, (Inverse Floater), (MBIA
                  Insured),
                  10.820% due 04/08/2021+                       4,668
     1,000     San Dimas, Housing Authority Revenue,
                  (Charter Oak Mobile Home Project),
                  Series A,
                  5.700% due 07/01/2028                           984
               San Francisco City and County,
                  International Airports Commission,
                  Airport Revenue, Second Series, AMT,
                  (MBIA Insured):
     4,000        Issue 27A,
                  5.250% due 05/01/2026                         4,130
     4,070        Issue 28A,
                  5.250% due 05/01/2020                         4,317
     2,645     San Francisco City and County,
                  Redevelopment Agency, Lease Revenue,
                  (George R. Moscone Convention Center
                  Project), (XLCA Insured),
                  Zero coupon due 07/01/2013                    1,882
               San Francisco City and County,
                  Redevelopment Financing Authority, Tax
                  Allocation Revenue, (San Francisco
                  Redevelopment Projects), Series A, (FSA
                  Insured):
     3,150        5.000% due 08/01/2017                         3,379
     3,320        5.000% due 08/01/2018                         3,562
     4,815     San Jose, Airport Revenue, Series A, (FSA
                  Insured),
                  5.375% due 03/01/2017                         5,402


               See Notes to Financial Statements.                          87



          Portfolio of Investments (continued)
------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL FUND
          October 31, 2004
     -------------------------------------------------------------------------

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

MUNICIPAL BONDS AND NOTES - (continued)
   California - (continued)
$    9,310     San Jose, Financing Authority, Lease
                  Revenue, (Convention Center Project),
                  Series F, (MBIA Insured),
                  5.000% due 09/01/2018                    $   10,067
     1,000     San Jose, MFHR, (Sixth & Martha Family
                  Apartments), AMT, (FNMA Collateral),
                  5.875% due 03/01/2033                         1,045
       795     San Juan, Basin Authority, Lease Revenue,
                  (Ground Water Recovery Project),
                  (AMBAC Insured),
                  5.000% due 12/01/2022                           840
     3,780     San Juan, Unified School District, GO,
                  (Election of 2002), Series A, (MBIA
                  Insured),
                  5.000% due 08/01/2027                         3,932
     4,000     San Marcos, Public Facilities Authority, Sr.
                  Tax Incremental Revenue, (Project Area
                  No. 3-A), (AMBAC Insured),
                  5.000% due 10/01/2034                         4,093
     3,000     San Ramon Valley, Unified School District,
                  GO, (Election of 2002), (FSA Insured),
                  5.000% due 08/01/2024                         3,172
     1,350     Santa Monica-Malibu, Unified School
                  District, GO,
                  5.750% due 08/01/2025                         1,534
     4,565     Santa Rosa, Mortgage Revenue, (Channate
                  Lodge), (FHA Insured),
                  6.700% due 12/01/2024                         4,659
     3,000     Semitropic Improvement District of
                  Semitropic Water Storage District, Water
                  Banking Revenue, Series A, (XLCA
                  Insured),
                  5.125% due 12/01/2035                         3,122
     1,880     Simi Valley, Community Development
                  Agency, Commonwealth Mortgage
                  Revenue, (Sycamore Plaza II),
                  6.000% due 09/01/2012**                       1,968
               South Gate, Public Financing Authority, Tax
                  Allocation Revenue, (South Gate
                  Redevelopment Project No. 1):
     2,090        (AMBAC Insured),
                  5.250% due 09/01/2022                         2,267
     1,500        (XLCA Insured),
                  5.000% due 09/01/2016                         1,633
     1,780     Stockton-East, Water District, COP, (1975 &
                  1990 Projects), Series A, (FGIC Insured),
                  5.250% due 04/01/2022                         1,922
     3,270     Temecula, Redevelopment Agency, Tax
                  Allocation Revenue, (Redevelopment
                  Project No.1), (MBIA Insured),
                  5.250% due 08/01/2036                         3,419
     1,000     Torrance, Hospital Revenue, (Torrance
                  Memorial Medical Center), Series A,
                  6.000% due 06/01/2022                         1,119


 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

               University of California, College &
                  University Revenue, (Multi-Purpose
                  Projects), (FGIC Insured):
                  Series M:
$    2,260        5.125% due 09/01/2017                    $    2,473
     4,635        5.125% due 09/01/2018                         5,071
     2,035     Vallejo City, Unified School District, GO,
                  Series A, (MBIA Insured),
                  5.900% due 02/01/2021                         2,475
     1,815     Vallejo, Public Financing Authority, Revenue
                  Bonds, (Fairgrounds Drive Assessment
                  District),
                  5.700% due 09/02/2011                         1,840
     3,040     Ventura County, COP, (Public Financing
                  Authority I), Series A, (FSA Insured),
                  5.250% due 08/15/2016                         3,341
               Walnut, Public Financing Authority, Tax
                  Allocation Revenue, (Walnut Improvement
                  Project), (AMBAC Insured):
     1,660        5.375% due 09/01/2018                         1,858
     2,305        5.375% due 09/01/2022                         2,527
     1,350     West Contra Costa, Unified School District,
                  GO, Series A, (MBIA Insured),
                  5.350% due 02/01/2017                         1,563
                                                           ----------
                                                              428,492
                                                           ----------

   Virgin Islands - 0.5%
               Virgin Islands, Public Finance Authority,
                  Revenue Bonds, (Gross Receipts of Taxes
                  on Loan Notes), Series A:
       900        5.625% due 10/01/2010                           967
     1,000        6.375% due 10/01/2019                         1,158
                                                           ----------
                                                                2,125
                                                           ----------

               Total Municipal Bonds and Notes
                  (Cost $404,790)                             430,617
                                                           ----------

SHORT-TERM MUNICIPAL BONDS - 0.5%
  (Cost $2,100)
     2,100     Irvine Ranch, Water District, GO,
                  (Consolidated Improvement Districts No.
                  140, 240, 105 & 250),
                  1.700% due 04/01/2033++                       2,100
                                                           ----------
TOTAL INVESTMENTS (Cost $406,890*)           99.8%            432,717
OTHER ASSETS AND LIABILITIES (Net)            0.2                 727
                                            -----          ----------
NET ASSETS                                  100.0%         $  433,444
                                            =====          ==========

--------------------
         *     Aggregate cost for federal tax purposes is $406,957.
        **     Security deemed illiquid by Management.
         +     Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2004.
        ++     Variable rate securities payable upon demand with not more than five business days notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at October 31, 2004.


88                   See Notes to Financial Statements.




          Portfolio of Investments (continued)
------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL FUND
          October 31, 2004
     -------------------------------------------------------------------------

California Municipal Fund had the following industry concentrations greater than 10% at October 31, 2004 (as a percentage of net assets) (unaudited):

                  General Purpose                               40.5%
                  General Obligation                            17.4%
                  Transportation                                11.3%

California Municipal Fund had the following insurance concentrations greater than 10% at October 31, 2004 (as a percentage of net assets) (unaudited):

                  MBIA                                          27.3%
                  AMBAC                                         15.3%
                  FSA                                           12.6%


----------------------------------------------------------------------------
                           GLOSSARY OF TERMS
               ACA     --  ACA Financial Guaranty Corporation
               AGC     --  ACE Guaranty Corporation
               AMBAC   --  American Municipal Bond Assurance Corporation
               AMT     --  Alternative Minimum Tax
               CIFG    --  CDC IXIS Financial Guaranty North America, Inc.
               COP     --  Certificate of Participation
               ETM     --  Escrowed to Maturity
               FGIC    --  Federal Guaranty Insurance Corporation
               FHA     --  Federal Housing Authority
               FHLMC   --  Federal Home Loan Mortgage Corporation
               FNMA    --  Federal National Mortgage Association
               FSA     --  Financial Security Assurance
               GNMA    --  Government National Mortgage Association
               GO      --  General Obligation
               IBC     --  Insured Bond Certificate
               ICC     --  Insured Custody Certificates
               IDR     --  Industrial Development Revenue
               MBIA    --  Municipal Bond Investors Assurance
               MFHR    --  Multi-family Housing Revenue
               PCR     --  Pollution Control Revenue
               SFMR    --  Single Family Mortgage Revenue
               TCRS    --  Transferable Custodial Receipts
               XLCA    --  XL Capital Assurance Inc.
----------------------------------------------------------------------------





               See Notes to Financial Statements.                          89



          Portfolio of Investments
------------------------------------------------------------------------------
          CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
          October 31, 2004
     -------------------------------------------------------------------------

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

MUNICIPAL BONDS AND NOTES - 98.3%
   California - 95.3%
$    1,000     ABAG Financing Authority for Nonprofit
                  Corporations, COP, (Episcopal Homes
                  Foundation),
                  6.250% due 08/15/2030                    $    1,095
     1,000     Alameda County, COP, (MBIA Insured),
                  (Santa Rita Jail Project),
                  5.375% due 06/01/2009                         1,076
     1,000     Alameda County, Public Financing Authority,
                  Lease Revenue,
                  5.000% due 09/02/2008                         1,027
               Anaheim Public Financing Authority,
                  Distribution System Revenue, (City of
                  Anaheim Electric System Distribution
                  Facilities), (MBIA Insured):
     2,080        2.500% due 10/01/2005                         2,094
     1,025        3.000% due 10/01/2006                         1,047
     2,000     Anaheim, Public Financing Authority, Lease
                  Revenue, (Convention Center Project),
                  Series A, (AMBAC Insured),
                  5.250% due 08/01/2013                         2,261
               Anaheim, Public Financing Authority, Power
                  & Light Revenue, (Electric System
                  Generation Project), Series B, (FSA
                  Insured):
     2,000        5.000% due 10/01/2015                         2,188
     2,000        5.250% due 10/01/2014                         2,266
     1,130     Baldwin Park Public Financing Authority,
                  Sales Tax & Tax Allocation Revenue,
                  (Puente Merced Redevelopment Project),
                  4.625% due 08/01/2016                         1,162
     1,000     California Educational Facilities Authority,
                  Student Loan Revenue, (California Loan
                  Program), Series A, AMT, (MBIA Insured),
                  5.100% due 03/01/2014                         1,062
     1,000     California Health Facilities Financing
                  Authority, Health Care Revenue, (Insured
                  De Las Companas Project), Series A,
                  (AMBAC Insured),
                  5.875% due 07/01/2009                         1,045
               California Housing Finance Agency,
                  Mortgage Revenue:
       445        Series E, (MBIA Insured),
                  6.050% due 08/01/2006                           458
                  Series N, AMT, (AMBAC Insured):
     1,000        5.000% due 08/01/2008                         1,065
     1,000        5.100% due 02/01/2009                         1,069
     2,000     California State Department of Transportation,
                  Federal Highway Grant Anticipation
                  Revenue, Series A, (AMBAC Insured),
                  4.000% due 02/01/2010                         2,113
               California State Department of Water
                  Resources, Power Supply Revenue,
                  Series A:
     1,675        (MBIA-IBC Insured),
                  5.250% due 05/01/2015                         1,864
     4,000        (XLCA Insured),
                  5.375% due 05/01/2017                         4,453

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

$    3,000     California State Department of Water
                  Resources, Water System Revenue,
                  (Central Valley Project), Series Y, (FGIC
                  Insured),
                  5.250% due 12/01/2014                    $    3,390
               California State Public Works Board, Lease
                  Revenue:
     1,000        (California Community Colleges), Series A,
                  (AMBAC Insured),
                  5.250% due 12/01/2012                         1,101
     2,000        (California State University), Series A,
                  (AMBAC Insured),
                  5.375% due 10/01/2017                         2,161
     2,000        (Department of Corrections Program),
                  5.250% due 06/01/2012                         2,263
     1,000        (Department of Corrections-Ten
                  Administrative Segregation Housing Units),
                  Series A, (AMBAC Insured),
                  5.250% due 03/01/2016                         1,099
     2,750        (Department of General Services), (Capitol
                  East End Complex-Blocks 171-174 & 225),
                  Series A, (AMBAC Insured),
                  5.250% due 12/01/2014                         3,079
                California State, GO:
     2,000        (FGIC-TCRS Insured),
                  7.000% due 10/01/2010                         2,433
     1,000        (FSA Insured),
                  5.500% due 03/01/2012                         1,126
                  (MBIA-IBC Insured):
     2,000        5.750% due 10/01/2010                         2,303
     2,000        6.250% due 09/01/2012                         2,401
     1,985        (XLCA Insured),
                  5.500% due 03/01/2011                         2,248
     1,600     California Statewide Communities
                  Development Authority, COP, (Children's
                  Hospital of Los Angeles Project), (MBIA
                  Insured),
                  6.000% due 06/01/2007                         1,757
               California Statewide Communities
                  Development Authority, Water Revenue,
                  (Pooled Financing Program), (FSA
                  Insured):
     1,600        Series A,
                  3.000% due 10/01/2005                         1,618
     1,845        Series C,
                  5.250% due 10/01/2015                         2,070
     1,240     Chino Valley, Unified School District, COP,
                  Series A, (FSA Insured),
                  5.250% due 09/01/2013                         1,397
     1,195     Chula Vista, Public Financing Authority,
                  Special Tax Revenue, (Assessment
                  Districts Refinancing), Sr. Lien, Series A,
                  (FSA Insured),
                  4.500% due 09/02/2013                         1,290
     1,875     Corona, COP, (Clearwater Cogeneration and
                  Recycled Water Projects), (MBIA Insured),
                  5.000% due 09/01/2016                         2,049
               Emeryville, Public Financing Authority,
                  Revenue Bonds, (Emeryville
                  Redevelopment Project), Series A, (MBIA
                  Insured):
     1,265        5.250% due 09/01/2015                         1,423
     1,400        5.250% due 09/01/2017                         1,564


90                   See Notes to Financial Statements.



          Portfolio of Investments (continued)
------------------------------------------------------------------------------
          CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
          October 31, 2004
     -------------------------------------------------------------------------

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

MUNICIPAL BONDS AND NOTES - (continued)
   California - (continued)
$    1,000     Fresno, Unified School District, GO,
                  Series B, (MBIA Insured),
                  5.000% due 02/01/2018**                  $    1,109
       685     Golden West Schools Financing Authority,
                  Revenue Bonds, Series A, (MBIA Insured),
                  5.650% due 02/01/2012                           791
     1,295     Grand Terrace, Community Redevelopment
                  Agency, Tax Allocation Revenue,
                  (Community Redevelopment Project),
                  (AMBAC Insured),
                  2.000% due 09/01/2005                         1,298
     1,075     Hartnell, Community College District, GO,
                  (Election of 2002), Series A, (MBIA Insured),
                  5.000% due 08/01/2016                         1,182
     1,615     Inglewood, Unified School District, GO,
                  (Election of 1998), Series C, (FSA
                  Insured),
                  5.250% due 10/01/2017                         1,803
     1,195     Kings Canyon, Joint Unified School District,
                  GO, (FGIC Insured),
                  5.375% due 08/01/2015                         1,344
               La Quinta Financing Authority, Local
                  Agency Revenue, Series A, (AMBAC
                  Insured):
       520        3.000% due 09/01/2006                           531
       520        3.000% due 09/01/2007                           533
     1,080     Long Beach, Bond Financing Authority,
                  Lease Revenue, (Public Safety Facilities
                  Projects), (AMBAC Insured),
                  5.250% due 11/01/2013                         1,224
       450     Los Angeles, Community College District,
                  GO, Series A, (FSA Insured),
                  3.000% due 08/01/2005                           454
     1,300     Los Angeles, Department of Water & Power,
                  Power System Revenue, Series A-2,
                  (MBIA Insured),
                  5.000% due 07/01/2017                         1,421
     2,500     Los Angeles, Harbor Department Revenue,
                  Series B, AMT,
                  5.500% due 08/01/2008                         2,643
     1,045     Los Angeles, Municipal Improvement
                  Corporation, Lease Revenue, (City of Los
                  Angeles Central Library Project), Series
                  AT, (MBIA Insured),
                  5.500% due 06/01/2017                         1,187
     1,500     Los Angeles, State Building Authority, Lease
                  Revenue, (State of California Department
                  of General Services Lease Project),
                  Series A, (MBIA-IBC Insured),
                  5.625% due 05/01/2011                         1,686
       760     Los Angeles, Unified School District, COP,
                  (Capital Project I), Series B, (AMBAC
                  Insured),
                  5.000% due 08/01/2017                           830
     4,000     Los Angeles, Unified School District, GO,
                  (Election of 2004), Series B, (FSA
                  Insured),
                  5.000% due 07/01/2008                         4,394
     2,105     M-S-R Public Power Agency, San Juan
                  Project Revenue, Series I, (MBIA
                  Insured),
                  5.000% due 07/01/2015                         2,290

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

$       51     Modesto, Mortgage Revenue, (Stonebridge
                  Project), Series A, (GNMA Collateral),
                  5.875% due 12/01/2004                    $       51
     1,015     Nevada Irrigation District, COP, (FGIC
                  Insured),
                  5.000% due 01/01/2013                         1,126
     1,000     North Orange County, Community College
                  District, GO, Series A, (MBIA Insured),
                  5.250% due 08/01/2014                         1,134
     1,575     Oceanside, COP, Series A, (AMBAC
                  Insured),
                  5.250% due 04/01/2016                         1,745
               Ontario, Redevelopment Financing Authority,
                  Lease Revenue:
     1,055        (Capital Projects), (AMBAC Insured),
                  5.500% due 08/01/2016                         1,191
     1,060        (Project No.1, Center City & Cimarron
                  Projects), (MBIA Insured),
                  5.250% due 08/01/2016                         1,180
     1,000     Orange County, Public Financing Authority,
                  Lease Revenue, (Juvenile Justice Center
                  Facility Project), (AMBAC Insured),
                  5.375% due 06/01/2016                         1,127
       795     Palm Desert, Financing Authority, Tax
                  Allocation Revenue, (Project Area No. 2),
                  Series A, (MBIA Insured),
                  5.000% due 08/01/2012                           888
     1,000     Port of Oakland, Airport & Marina Revenue,
                  Series N, AMT, (MBIA Insured),
                  5.000% due 11/01/2011                         1,096
     1,590     Redlands, COP, (AMBAC Insured),
                  5.000% due 09/01/2017                         1,728
       385     Redondo Beach, Public Financing Authority,
                  Revenue Bonds, (South Bay Center
                  Redevelopment Project),
                  6.750% due 07/01/2006                           403
     2,090     Richmond, Joint Powers Financing Authority,
                  Tax Allocation Revenue, Series A, (MBIA
                  Insured),
                  5.500% due 09/01/2017                         2,333
     2,725     Riverside, Murrieta Valley Unified School
                  District, GO, (FSA Insured),
                  3.000% due 09/01/2005                         2,754
     1,100     Riverside, Special Tax Revenue,
                  (Community Facilities District No. 90-1-A),
                  (MBIA Insured),
                  5.500% due 09/01/2013                         1,253
     1,000     San Bernardino County, COP, (West Valley
                  Detention Center Refinancing Project),
                  Series B, (MBIA Insured),
                  5.000% due 11/01/2009                         1,108
     1,840     San Diego County, COP, (Motorola),
                  (AMBAC Insured),
                  5.000% due 02/01/2011                         2,036
               San Francisco City and County,
                  International Airports Commission, Airport
                  Revenue, Second Series, AMT:
     1,000        Issue 22, (AMBAC Insured),
                  6.000% due 05/01/2008                         1,108
     2,490        Issue 28A, (MBIA Insured),
                  5.000% due 05/01/2012                         2,698
     2,000        Issue 30, (XLCA Insured),
                  5.250% due 05/01/2015                         2,249

               See Notes to Financial Statements.                          91



          Portfolio of Investments (continued)
------------------------------------------------------------------------------
          CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
          October 31, 2004
     -------------------------------------------------------------------------

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

MUNICIPAL BONDS AND NOTES - (continued)
   California - (continued)
$    1,000     San Francisco City and County, Public
                  Utilities Commission, Water Revenue,
                  Series A, (FSA Insured),
                  5.000% due 11/01/2016                    $    1,094
       900     San Francisco City and County,
                  Redevelopment Agency, Tax Allocation
                  Revenue, (San Francisco Redevelopment
                  Projects), Series B, (FGIC Insured),
                  5.250% due 08/01/2017                         1,000
       710     San Francisco State Building Authority, Lease
                  Revenue, (State of California San Francisco
                  Civic Center Complex Project), Series A,
                  (AMBAC Insured),
                  6.000% due 12/01/2006                           769
     1,555     San Joaquin County, COP, (Solid Waste
                  System Facilities Project), (MBIA Insured),
                  5.000% due 04/01/2016                         1,694
     1,200     San Jose, Financing Authority, Lease
                  Revenue, (Convention Center Project),
                  Series F, (MBIA Insured),
                  5.000% due 09/01/2016                         1,308
       850     Santa Ana Financing Authority, Lease
                  Revenue, (Police Administration and
                  Holding Facility), Series A, (MBIA
                  Insured),
                  4.000% due 07/01/2006                           880
     1,050     Santa Ana, COP, (Santa Ana Recycling
                  Project), Series A, AMT, (AMBAC
                  Insured),
                  5.400% due 05/01/2007                         1,087
     2,000     Santa Clara Valley Transportation Authority,
                  Sales Tax Revenue, Series A, (AMBAC
                  Insured),
                  5.500% due 04/01/2036                         2,135
               Santa Maria, Redevelopment Agency, Lease
                  Revenue, (Town Center & Westside
                  Parking Facilities Project), (AMBAC
                  Insured):
       165        5.000% due 06/01/2013                           184
     1,085        5.250% due 06/01/2015                         1,213
     1,160     Shasta, Joint Powers Financing Authority,
                  Lease Revenue, (County Administration
                  Building Project), Series A, (MBIA
                  Insured),
                  5.250% due 04/01/2017                         1,280
     1,000     South Gate, Public Financing Authority, Tax
                  Allocation Revenue, (South Gate
                  Redevelopment Project No. 1),
                  (XLCA Insured),
                  5.000% due 09/01/2016                         1,089
     1,300     South Orange County, Public Financing
                  Authority, Special Tax Revenue, (Foothill
                  Area-Mello Roos), Series C, (FGIC
                  Insured),
                  6.500% due 08/15/2010                         1,538
       995     Southern California Home Financing
                  Authority, MFHR, (The Fountains Project),
                  Series A, AMT, (FNMA Collateral),
                  5.400% due 01/01/2027                         1,015

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

$      940     Stanton, MFHR, (Continental Gardens LP
                  Project), AMT, (FNMA Collateral),
                  5.625% due 08/01/2029                    $    1,008
     1,305     Stockton, Community Facilities District
                  No. 1, Supplemental Tax Revenue, (Mello
                  Roos-Weston Ranch), Series A,
                  5.500% due 09/01/2009                         1,395
               Sunnyvale, Solid Waste Revenue, (AMBAC
                  Insured):
     1,000        5.250% due 10/01/2012                         1,104
     1,000        5.500% due 10/01/2014                         1,116
     1,000        5.500% due 10/01/2016                         1,106
     1,000     Tracy, Area Public Facilities Financing
                  Agency, Special Tax Revenue,
                  (Community Facilities District No. 87-1-H),
                  (MBIA Insured),
                  5.875% due 10/01/2013                         1,087
                                                           ----------
                                                              139,147
                                                           ----------

   Guam - 0.8%
     1,000     Guam Government, GO, Series A, (FSA
                  Insured),
                  5.500% due 12/01/2011                         1,152
                                                           ----------

   Puerto Rico - 2.2%
     2,000     Puerto Rico Commonwealth, GO, Series E,
                  (MBIA Insured),
                  5.000% due 07/01/2028                         2,176
     1,000     Puerto Rico Public Building Authority,
                  Government Facilities Revenue,  Series K,
                  (MBIA Insured),
                  4.000% due 07/01/2026                         1,049
                                                           ----------
                                                                3,225
                                                           ----------

               Total Municipal Bonds and Notes
                  (Cost $138,274)                             143,524
                                                           ----------

SHORT-TERM MUNICIPAL BONDS - 1.5%
       500     M-S-R Public Power Agency, San Juan
                  Project Revenue, Sub. Lien, Series F,
                  (MBIA Insured),
                  1.700% due 07/01/2022+                          500
     1,700     Orange County, COP, (Sanitation Districts
                  Nos. 1-3, 5-7 & 11), (AMBAC Insured),
                  1.700% due 08/01/2016+                        1,700
                                                           ----------
               Total Short-Term Municipal Bonds
                  (Cost $2,200)                                 2,200
                                                           ----------
TOTAL INVESTMENTS++ (Cost $140,474*)         99.8%            145,724
OTHER ASSETS AND LIABILITIES (Net)            0.2                 313
                                            -----          ----------
NET ASSETS                                  100.0%         $  146,037
                                            =====          ==========

--------------------
         *     Aggregate cost for federal tax purposes is $140,476.
        **     Security purchased on a when-issued basis.
         +     Variable rate securities payable upon demand with not more than five business days notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at October 31, 2004.
        ++     All securities segregated as collateral for when-issued
               securities.


92                   See Notes to Financial Statements.



          Portfolio of Investments (continued)
------------------------------------------------------------------------------
          CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
          October 31, 2004
     -------------------------------------------------------------------------



California Insured Intermediate Municipal Fund had the following industry concentrations greater than 10% at October 31, 2004 (as a percentage of net assets) (unaudited):

                  General Purpose                               37.0%
                  General Obligation                            16.5%

California Insured Intermediate Municipal Fund had the following insurance concentrations greater than 10% at October 31, 2004 (as a percentage of net assets) (unaudited):

                  MBIA                                          34.5%
                  AMBAC                                         26.5%
                  FSA                                           16.2%




----------------------------------------------------------------------------
                           GLOSSARY OF TERMS
               AMBAC   --  American Municipal Bond Assurance Corporation
               AMT     --  Alternative Minimum Tax
               COP     --  Certificates of Participation
               FGIC    --  Federal Guaranty Insurance Corporation
               FNMA    --  Federal National Mortgage Association
               FSA     --  Financial Security Assurance
               GNMA    --  Government National Mortgage Association
               GO      --  General Obligation
               IBC     --  Insured Bond Certificate
               MBIA    --  Municipal Bond Investors Assurance
               MFHR    --  Multi-family Housing Revenue
               TCRS    --  Transferable Custodial Receipts
               XLCA    --  XL Capital Assurance
----------------------------------------------------------------------------


               See Notes to Financial Statements.                          93




          Portfolio of Investments
------------------------------------------------------------------------------
          MONEY MARKET FUND
          October 31, 2004
     -------------------------------------------------------------------------

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

COMMERCIAL PAPER (DOMESTIC) - 2.3%
               Cooperative Association of Tractor Dealers Inc.:
$    3,000        Series A,
                  2.180% due 03/04/2005+++                 $    2,978
                  Series B:
     4,073        1.510% due 11/03/2004+++                      4,073
     5,300        1.620% due 11/04/2004+++                      5,299
     3,000        1.830% due 11/12/2004+++                      2,998
                                                           ----------
               Total Commercial Paper (Domestic)
                  (Cost $15,348)                               15,348
                                                           ----------
COMMERCIAL PAPER (YANKEE) - 6.5%
    15,000     ABN AMRO Bank NV North America,
                  1.770% due 11/08/2004+++                     14,995
    29,561     UBS Finance (D.E.) LLC,
                  1.840% due 11/01/2004+++                     29,561
                                                           ----------
               Total Commercial Paper (Yankee)
                  (Cost $44,556)                               44,556
                                                           ----------
MEDIUM TERM NOTES - 14.1%
     2,000     American Express Credit Corporation,
                  Series B,
                  4.250% due 02/07/2005                         2,016
               American Honda Finance Corporation:
    15,000        1.780% due 02/11/2005++**                    15,007
    10,000        2.010% due 07/11/2005++**                    10,000
               General Electric Capital Corporation,
                  Series A:
    10,200        1.760% due 05/12/2005++                      10,207
     5,200        1.925% due 12/15/2004++                       5,200
     6,035        4.250% due 01/28/2005                         6,077
     8,778        7.250% due 02/01/2005                         8,909
     3,500     J.P. Morgan Chase & Company, Sr. Note,
                  2.070% due 03/07/2005++                       3,503
    10,000     MBIA Global Funding LLC,
                  1.800% due 02/07/2005++**                    10,000
    10,000     Merrill Lynch & Company, Inc., Note,
                  2.210% due 07/11/2005++                      10,014
     5,000     National City Bank, Note,
                  1.700% due 05/19/2005++                       4,999
    10,000     U.S. Bancorp, Sr. Note, Series J,
                  6.875% due 12/01/2004                        10,046
                                                           ----------
               Total Medium Term Notes
                  (Cost $95,978)                               95,978
                                                           ----------
CORPORATE BONDS AND NOTES - 33.6%
     1,150     2440 LLC, Note, (LOC: Fifth Third Bank),
                  1.960% due 05/01/2024+**                      1,150
     3,250     2880 Stevens Creek LLC, Bond,
                  (LOC: Bank of the West),
                  1.940% due 11/01/2033+                        3,250
     2,915     ASSK Properties LC, Note,
                  (LOC: Wells Fargo Bank),
                  2.000% due 12/01/2017+                        2,915

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

               Associates Corporation NA, Sr. Note:
$    3,950        6.200% due 05/16/2005                    $    4,031
    14,625        7.750% due 02/15/2005                        14,898
     1,750     Avatar Corporation, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 05/01/2039+**                      1,750
     1,000     Banaba Properties LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 03/01/2020+                        1,000
     1,400     Bedford Hills Golf Club, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 04/01/2013+                        1,400
     2,445     Boardwalk Enterprises, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 04/01/2024+**                      2,445
     2,010     BP Canada Energy Company, Deb.,
                  6.750% due 02/15/2005                         2,041
     4,750     BP Capital Markets PLC, Note,
                  4.000% due 04/29/2005                         4,791
     1,450     Brookville Enterprises, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 10/01/2025+                        1,450
     3,000     Campus Research Corporation, Note, Series A,
                  (LOC: Wells Fargo Bank),
                  2.050% due 06/01/2013+                        3,000
     4,000     Chatham Capital Corporation, Note,
                  (LOC: Fifth Third Bank),
                  1.910% due 11/01/2026+                        4,000
    12,315     Commercial Credit Corporation, Note,
                  (LOC: Citigroup),
                  6.500% due 06/01/2005                        12,625
     2,000     Community Housing Development, Bond,
                  (LOC: Wells Fargo Bank),
                  1.900% due 08/01/2024+                        2,000
     3,140     Corporate Finance Managers, Note,
                  (LOC: Wells Fargo Bank),
                  1.900% due 02/02/2043+                        3,140
     1,150     Corvasc Real Estate, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 05/01/2024+                        1,150
     1,000     Crestmont Nursing Home, Note,
                  (LOC: Fifth Third Bank),
                  1.910% due 03/01/2024+**                      1,000
     1,600     DBSI First Mortgage 1998, Note,
                  (LOC: U.S. Bank),
                  1.920% due 07/01/2023+                        1,600
       200     Derby Fabricating LLC, Bond,
                  (LOC: Fifth Third Bank),
                  1.960% due 06/01/2024+                          200
     1,000     Elmhurst Memorial Healthcare, Note,
                  (LOC: Fifth Third Bank),
                  1.940% due 01/01/2034+**                      1,000
    28,031     Everett Clinic, P.S., Bond,
                  (LOC: Bank of America),
                  1.990% due 05/01/2022+                       28,031
     1,000     Exal Corporation, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 03/01/2009+                        1,000


94                   See Notes to Financial Statements.



          Portfolio of Investments (continued)
------------------------------------------------------------------------------
          MONEY MARKET FUND
          October 31, 2004
     -------------------------------------------------------------------------

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

CORPORATE BONDS AND NOTES - (continued)
$    1,000     Family Express LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.910% due 04/01/2028+                   $    1,000
     1,100     Fifth Third Bank, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 06/01/2018+**                      1,100
     5,000     First Union National Bank, Note,
                  7.700% due 02/15/2005                         5,091
     7,490     Foster Schweihofer Real Estate Holdings
                  Company, LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.910% due 09/20/2033+                        7,490
     9,000     General Electric Capital Corporation, Deb.,
                  8.850% due 04/01/2005                         9,279
     1,630     Gold Key Processing Limited, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 07/01/2024+                        1,630
    11,815     Goldman Sachs Group,
                  6.625% due 12/01/2004**                      11,863
     2,000     Gulf Gate Apartments, Bond,
                  (LOC: Wells Fargo Bank),
                  1.900% due 09/01/2028+**                      2,000
     1,000     Henderson Regional Authority, Bond,
                  (LOC: Fifth Third Bank),
                  1.960% due 07/01/2023+                        1,000
     4,800     Iowa 80 Group Inc., Note,
                  (LOC: Wells Fargo Bank),
                  1.890% due 06/01/2016+                        4,800
     1,000     ISO Building LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 03/01/2023+**                      1,000
     1,000     JUL-Mark Investments LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 10/01/2025+**                      1,000
     2,146     KAT LLC, Note, (LOC: Fifth Third Bank),
                  1.960% due 06/01/2029+                        2,146
     1,935     KL Morris Family LP, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 02/01/2020+                        1,935
     1,000     LAL Holding Company, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 08/01/2019+                        1,000
       955     Lauren Company LLC, Bond,
                  (LOC: Wells Fargo Bank),
                  1.900% due 07/01/2033+**                        955
     1,000     Lee Family Partnership, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 06/01/2034+                        1,000
     2,200     Lincoln Parkway LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 06/01/2044+                        2,200
     1,900     Marsh Enterprises LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.910% due 01/01/2028+                        1,900
       900     Martin Road Investments, Bond,
                  (LOC: Fifth Third Bank),
                  1.960% due 10/01/2027+                          900
    10,000     MBIA Global Funding, Note,
                  1.860% due 04/08/2005++**                    10,002

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

$    4,900     Medical Properties Inc., Revenue Bonds,
                  (Dakota Clinic Ltd. Project),
                  (LOC: ABN AMRO Bank NV),
                  1.990% due 12/15/2024+                   $    4,900
               Michigan Equity Group, Note,
                  (LOC: Fifth Third Bank):
     1,000        1.960% due 04/01/2034+                        1,000
     2,530        Series B,
                  1.960% due 04/01/2034+**                      2,530
     2,300     NO S Properties LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 08/01/2024+                        2,300
     1,390     Northern Trust Company, Note,
                  6.650% due 11/09/2004                         1,392
     4,800     Pineview Estates LC, Note,
                  (LOC: Fifth Third Bank),
                  1.910% due 01/01/2023+                        4,800
    14,526     Portland Clinic LLP, Bond,
                  (LOC: U.S. Bank),
                  1.990% due 11/20/2027+                       14,526
     1,000     R.O. Davis Real Estate, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 04/01/2023+                        1,000
     1,610     Realty Holding Company LLC,  Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 05/01/2024+**                      1,610
     4,615     Rise Inc., Note, (LOC: Wells Fargo Bank),
                  2.000% due 11/01/2022+                        4,615
     4,800     Rockwood Quarry LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.910% due 12/01/2022+                        4,800
       900     Sanders CRS Exchange LLC, Note,
                  (LOC: Wells Fargo Bank),
                  2.090% due 10/01/2023+**                        900
     1,000     SJD Service Company LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 10/01/2023+                        1,000
     1,000     Skeletal Properties, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 11/01/2014+                        1,000
     3,000     SouthTrust Bank NA, Note,
                  1.754% due 05/02/2005++                       3,000
     1,250     Spartan Medical Facility, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 12/01/2026+**                      1,250
     2,900     Tacoma Goodwill Industries, Bond,
                  (LOC: Bank of America),
                  1.930% due 02/01/2023+                        2,900
     2,000     Titan Holdings Group LLC, Note,
                  (LOC: Fifth Third Bank),
                  1.960% due 05/01/2012+                        2,000
     1,125     United Transportation Union, Bond,
                  (LOC: Fifth Third Bank),
                  1.960% due 06/01/2009+                        1,125
     1,393     Watts Brothers Frozen Foods, Bond,
                  (LOC: U.S. Bank),
                  1.920% due 07/01/2013+                        1,393
     2,500     Wells Fargo & Company, Sr. Note,
                  7.500% due 04/15/2005                         2,567
                                                           ----------
               Total Corporate Bonds and Notes
                  (Cost $229,766)                             229,766
                                                           ----------

               See Notes to Financial Statements.                          95



          Portfolio of Investments (continued)
------------------------------------------------------------------------------
          MONEY MARKET FUND
          October 31, 2004
     -------------------------------------------------------------------------

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

TAXABLE MUNICIPAL BONDS - 29.3%
$    2,000     ABAG, California, Finance Authority for
                  Nonprofit Corporations, Revenue Bonds,
                  (Public Policy Institute of California
                  Project), Series B,
                  (LOC: Bank of New York),
                  2.040% due 11/01/2031+                   $    2,000
     7,450     Acworth, Georgia, Downtown Development
                  Authority, IDR, (City of Acworth Cable
                  Fiber Optic Project), (AMBAC Insured),
                  1.930% due 01/01/2017+                        7,450
    10,000     Brooks County, Georgia, Development
                  Authority, IDR, (Langboard Inc. Project),
                  (LOC: Bank of America),
                  1.960% due 05/01/2018+                       10,000
       200     California Educational Facilities Authority,
                  Loan Agreement Revenue, (University of
                  Judaism), Series B, (LOC: Allied Irish
                  Bank PLC),
                  2.030% due 12/01/2028+                          200
     1,400     California Statewide Communities
                  Development Authority, MFHR, (Pavilions
                  at Sunrise Apartments), Series M-T,
                  (LOC: Fannie Mae),
                  1.960% due 08/15/2034+                        1,400
     2,085     Collier County, Florida, MFHR, (Brittany Bay
                  Apartments Project), Series B,
                  (FNMA Collateral),
                  1.930% due 07/15/2034+                        2,085
     1,225     Colorado Housing & Finance Authority,
                  Economic Development Revenue, (G.A.
                  Wright Asset Management, LLC Project),
                  (LOC: Wells Fargo Bank),
                  1.900% due 04/01/2029+                        1,225
    25,000     Connecticut State Housing Finance Authority,
                  Housing Revenue, (Housing Mortgage
                  Finance Program), Subseries B-6,
                  (AMBAC Insured),
                  1.930% due 11/15/2027+                       25,000
     4,250     Four Dam Pool Power Agency, Alaska,
                  Electric Revenue, Series B,
                  (LOC: Dexia Bank),
                  1.850% due 07/01/2026+                        4,250
     1,400     Illinois Health Facilities Authority, Health
                  Care Revenue, (West Suburban Hospital
                  Medical Center Project), Series B,
                  (LOC: American National Bank),
                  1.950% due 07/01/2024+                        1,400
     2,900     Kern Water Bank Authority, California,
                  Water Revenue, Series B,
                  (LOC: Wells Fargo Bank),
                  1.900% due 07/01/2028+                        2,900
     3,000     Kit Carson County, Colorado, Agricultural
                  Development Revenue,
                  (Midwest Farms LLC),
                  (LOC: Wells Fargo Bank),
                  1.870% due 06/01/2027+                        3,000
     3,000     Long Beach, California, Revenue Bonds,
                  Long Beach Towne Center Site
                  Refinancing Project), Series A,
                  (LOC: Allied Irish Bank PLC),
                  1.940% due 11/01/2030+                        3,000

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

$    4,340     Los Angeles, California, Community
                  Redevelopment Agency, Financing
                  Authority Revenue, (Bunker Hill Project),
                  Series B, (AMBAC Insured),
                  1.490% due 12/01/2004                    $    4,340
     2,450     Massachusetts State Development Finance
                  Agency, Solid Waste Disposal Revenue,
                  (The Newark Group Project), Series D,
                  (LOC: JPMorgan Chase Bank),
                  1.930% due 07/01/2016+                        2,450
     2,000     Memorial Health System, Illinois, Health
                  Care Revenue, (LOC: Bank One NA),
                  1.870% due 10/01/2024+                        2,000
     3,005     Michigan State Strategic Fund, Limited
                  Obligation Revenue, (Environmental
                  Research Institute of Michigan Project),
                  Series B, (LOC: Fifth Third Bank),
                  1.860% due 10/01/2025+                        3,005
     1,000     Montrose County, Colorado, Economic
                  Development Revenue, (Gordon
                  Development Project), Series A,
                  (LOC: Wells Fargo Bank),
                  1.900% due 06/01/2010+                        1,000
     4,215     New Hampshire State Housing Finance
                  Authority, MFHR, (Pheasant Run
                  Properties Limited Partnership Project),
                  (FNMA Collateral),
                  1.950% due 04/15/2016+                        4,215
     2,500     New York City Housing Development
                  Corporation, MFHR, Series B,
                  (LOC: KeyBank National Association),
                  1.950% due 07/01/2035+                        2,500
    20,000     New York City, GO, Subseries A-11,
                  (FGIC Insured),
                  1.930% due 11/01/2020+                       20,000
     4,800     New York State Housing Finance Agency,
                  Housing Revenue, (West 33rd Street
                  Project), Series B, (FNMA Collateral),
                  1.850% due 11/15/2036+                        4,800
    33,000     Oakland-Alameda County, California,
                  Coliseum Authority, Lease Revenue,
                  (Coliseum Project), Series D,
                  (LOC: Wachovia Bank),
                  1.930% due 02/01/2011+                       33,000
               Orange County, Florida, Housing Finance
                  Authority, MFHR, Series B:
     2,320        (Northbridge At Millenia - Phase II
                   Project), (LOC: SouthTrust Bank),
                  1.990% due 08/15/2036+                        2,320
     1,550        (The Landings on Millenia Blvd.
                  Apartments),  (LOC: Fannie Mae),
                  1.990% due 08/15/2035+                        1,550
     2,375     Plymouth, Minnesota, Health Facilities
                  Revenue, (Westhealth Project), Series B,
                  (FSA Insured),
                  1.870% due 06/01/2024+                        2,375
     3,200     Richmond, California, MFHR, (Bay Cliff
                  Apartments Project), Series B,
                  (FNMA Collateral),
                  1.950% due 08/15/2037+                        3,200

96                   See Notes to Financial Statements.



          Portfolio of Investments (continued)
------------------------------------------------------------------------------
          MONEY MARKET FUND
          October 31, 2004
     -------------------------------------------------------------------------

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

TAXABLE MUNICIPAL BONDS - (continued)
$    5,250     Santa Rosa, California, Pension Obligation,
                  Revenue Bonds, Series A,
                  (LOC: Landesbank Hessen-Thuringen),
                  2.040% due 09/01/2024+                   $    5,250
     3,000     Savannah College of Art & Design, Inc.,
                  Georgia, Revenue Bonds, (LOC: Bank of
                  America),
                  1.960% due 04/01/2024+                        3,000
    10,700     South Fulton, Georgia, Municipal Regional
                  Jail Authority, Lease Revenue, (Union City
                  Justice Center Project), (MBIA Insured),
                  1.950% due 11/01/2017+                       10,700
     5,750     Union County Improvement Authority, New
                  Jersey, Revenue Bonds, (Cedar Glen
                  Housing Corporation - Hanover Township
                  Housing Project), Series B,
                  (FNMA Collateral),
                  1.950% due 12/15/2014+                        5,750
     1,445     University of Illinois, College & University
                  Revenue, (UIC South Campus
                  Development Project), (FGIC Insured),
                  7.620% due 01/15/2005                         1,463
     7,000     Utah Telecommunication Open Infrastructure
                  Agency, Telecommunications Revenue,
                  (LOC: Bank of America Corporation),
                  1.930% due 07/01/2026+                        7,000
     3,600     Val Verde Unified School District, California,
                  COP, (Land Bank Program), Series B,
                  (LOC: Bank of America),
                  1.930% due 09/01/2010+                        3,600
               Washington State Housing Finance
                  Commission, MFHR, Series B:
     1,910        (Boardwalk Apartments Project),
                  (FNMA Collateral),
                  1.930% due 09/01/2028+                        1,910
     1,725        (Cedar Landing Project), (LOC: U.S. Bank),
                  1.920% due 12/01/2028+                        1,725
     1,070        (Oxford Square Project), (LOC: U.S. Bank),
                  1.920% due 12/01/2028+                        1,070
     5,250        (Silver Creek Apartment Project),
                  1.950% due 12/20/2037+                        5,250
     2,730        (Washington Terrace Senior Apartments
                  Project), (FNMA Collateral),
                  1.930% due 09/15/2037+                        2,730
                                                           ----------
               Total Taxable Municipal Bonds
                  (Cost $200,113)                             200,113
                                                           ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.2%
               Federal Home Loan Bank, Bond:
    18,000        1.260% due 04/08/2005                        17,929
    15,000        1.400% due 03/29/2005                        15,000
     5,000        1.500% due 03/08/2005                         5,000


 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

               Federal National Mortgage Association, Note:
$    5,000        1.610% due 05/13/2005                    $    5,000
     5,000        1.750% due 05/23/2005                         5,000
     5,000        1.800% due 05/27/2005                         5,000
    10,000        1.850% due 06/03/2005                        10,000
                                                           ----------
               Total U.S. Government Agency Obligations
                  (Cost $62,929)                               62,929
                                                           ----------
FUNDING AGREEMENT - 4.7%
  (Cost $32,000)
    32,000     New York Life Insurance,
                  1.720% due 08/03/2005***                     32,000
                                                           ----------
TOTAL INVESTMENTS (Cost $680,690*)              99.7%         680,690
OTHER ASSETS AND LIABILITIES (Net)               0.3            2,325
                                               -----       ----------
NET ASSETS                                     100.0%      $  683,015
                                               =====       ==========

--------------------
         *     Aggregate cost for federal tax purposes.
        **     Security acquired in a transaction exempt from registration under
               Rule 144A of the Securities Act of 1933, as amended.
       ***     Security is restricted and illiquid. It was acquired on August 4,
               2004, and has a value of $0.05 per Fund share at October 31,
               2004.
         +     Variable rate securities payable upon demand with not more than five business days notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at October 31, 2004.
        ++     Floating rate security whose interest rate is reset periodically based on an index.
       +++     Rate represents discount rate on purchase date.



----------------------------------------------------------------------------
                           GLOSSARY OF TERMS
               AMBAC   --  American Municipal Bond Assurance Corporation
               COP     --  Certificate of Participation
               FGIC    --  Federal Guaranty Insurance Corporation
               FNMA    --  Federal National Mortgage Association
               FSA     --  Financial Security Assurance
               GO      --  General Obligation
               IDR     --  Industrial Development Revenue
               LOC     --  Letter of Credit
               MBIA    --  Municipal Bond Investors Assurance
               MFHR    --  Multi-family Housing Revenue
----------------------------------------------------------------------------


               See Notes to Financial Statements.                          97



          Portfolio of Investments
------------------------------------------------------------------------------
          TAX-EXEMPT MONEY MARKET FUND
          October 31, 2004
     -------------------------------------------------------------------------

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

MUNICIPAL BONDS AND NOTES - 100.0%
   Arizona - 8.0%
$    1,200     Apache County, Industrial Development
                  Authority, IDR, Tucson Electric Power
                  Company, (LOC: Toronto Dominion Bank),
                  1.820% due 12/01/2020+                   $    1,200
       655     Arizona Health Facilities Authority, Health
                  Care Revenue, (Pooled Loan Program),
                  (FGIC Insured),
                  1.770% due 10/01/2015+                          655
       315     Maricopa County, Mesa Unified School
                  District No. 4, UTGO, (FSA Insured),
                  2.000% due 07/01/2005                           316
                                                           ----------
                                                                2,171
                                                           ----------

   California - 7.6%
       800     California State Department of Water
                  Resources, Power Supply Revenue, Series
                  B-5, (LOC: Bayerische Landesbank &
                  Westdeutsche Landesbank),
                  1.700% due 05/01/2022+                          800
     1,250     Los Angeles, Regional Airports Improvement
                  Corporation, Lease Revenue, (LAX Two
                  Corporation Project), (LOC: Societe
                  Generale Group),
                  1.740% due 12/01/2025+                        1,250
                                                           ----------
                                                                2,050
                                                           ----------

   Colorado - 3.1%
       645     Boulder County, Revenue Bonds, (The
                  Humane Society of Boulder Valley, Inc.
                  Project), (LOC: Wells Fargo Bank),
                  1.890% due 05/01/2020+                          645
       200     Colorado Educational & Cultural Facilities
                  Authority, College & University Revenue,
                  (University of Denver Project), (AMBAC
                  Insured),
                  5.000% due 03/01/2005                           202
                                                           ----------
                                                                  847
                                                           ----------

   Connecticut - 0.9%
       250     State of Connecticut, Regional School
                  District No. 15, UTGO, (MBIA Insured),
                  (Pre-refunded to 02/15/2005 @ $101),
                  5.000% due 02/15/2015                           255
                                                           ----------

   District of Columbia - 1.1%
       300     District of Columbia, IDR, (Resources for the
                  Future Inc. Project), (LOC: Wachovia
                  Bank),
                  1.820% due 08/01/2029+,++                       300
                                                           ----------

   Florida - 5.3%
       250     Gulf Breeze, Revenue Bonds, (Local
                  Government Loan Program), (FGIC
                  Insured),
                  2.000% due 12/01/2020+                          251

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

$      500     Orange County, Health Facilities Authority,
                  Health Care Revenue, (Presbyterian
                  Retirement Community Project),
                  (LOC: Bank of America),
                  1.820% due 11/01/2028+                   $      500
       700     Orange County, IDR, (Central Florida YMCA
                  Project), Series A, (LOC: Bank of America),
                  1.820% due 05/01/2027+                          700
                                                           ----------
                                                                1,451
                                                           ----------

   Georgia - 2.8%
       750     Dahlonega, Downtown Development
                  Authority, Student Housing Revenue,
                  (North Georgia Student Housing LLC
                  Project), Series A, (LOC: Wachovia Bank),
                  1.780% due 06/01/2028+                          750
                                                           ----------

   Hawaii - 2.5%
       200     Hawaii County, UTGO, Series C, (MBIA
                  Insured),
                  2.000% due 07/15/2005                           201
       475     Hawaii State, UTGO, Series CJ, (FGIC-
                  TCRS Insured), (Pre-refunded to
                  01/01/2005 @ $100),
                  6.250% due 01/01/2015                           479
                                                           ----------
                                                                  680
                                                           ----------

   Illinois - 6.5%
       350     IIlinois Health Facilities Authority, Health
                  Care Revenue, (Blessing Hospital Project),
                  Series B, (FSA Insured),
                  1.820% due 11/15/2029+                          350
     1,000     Illinois International Port District Facilities,
                  Revenue Bonds, (LOC: ABN AMRO
                  Bank NV),
                  1.780% due 01/01/2023+                        1,000
       400     Warren County, Health Care Revenue,
                  (Community Medical Center of Western
                  Illinois, Inc. Project), (Wells Fargo Bank),
                  1.890% due 12/01/2013+                          400
                                                           ----------
                                                                1,750
                                                           ----------

   Indiana - 1.0%
       260     Bloomington, Waterworks Revenue, (MBIA
                  Insured), (Pre-refunded to 01/01/2005 @
                  $102),
                  5.800% due 01/01/2020                           267
                                                           ----------

   Kansas - 4.4%
     1,200     Shawnee, IDR, (Shawnee Village
                  Association LP), (LOC: JPMorgan Chase
                  Bank),
                  1.750% due 12/01/2009+                        1,200
                                                           ----------

   Kentucky - 3.9%
       415     Kenton County, Industrial Building Revenue,
                  (Baptist Convalescent Center Project),
                  (LOC: Fifth Third Bank),
                  1.860% due 07/01/2018+,++                       415

98                   See Notes to Financial Statements.



          Portfolio of Investments (continued)
------------------------------------------------------------------------------
          TAX-EXEMPT MONEY MARKET FUND
          October 31, 2004
     -------------------------------------------------------------------------

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

MUNICIPAL BONDS AND NOTES - (continued)
   Kentucky - (continued)
$      500     Lexington-Fayette Urban County
                  Government, Educational Facilities
                  Revenue, (Lexington School Project),
                  (LOC: Fifth Third Bank),
                  1.780% due 05/01/2025+                   $      500
       140     Louisville & Jefferson County, Metropolitan
                  Sewer District, Sewer & Drainage System
                  Revenue, Series A, (FGIC Insured),
                  9.000% due 05/15/2005                           146
                                                           ----------
                                                                1,061
                                                           ----------

   Michigan - 0.4%
       100     Gogebic-Iron Wastewater Authority, Sewer
                  Revenue, (MBIA Insured), (Pre-refunded
                  to 01/01/2005 @ $100),
                  6.050% due 01/01/2025                           101
                                                           ----------

   Minnesota - 1.1%
       300     Golden Valley, IDR, (Unicare Homes Inc.
                  Project), (LOC: Bank of America),
                  1.790% due 09/01/2014+                          300
                                                           ----------

   Mississippi - 0.8%
       225     Pearl, Public School District, UTGO, (FGIC
                  Insured),
                  5.000% due 03/01/2005                           228
                                                           ----------

   Missouri - 1.2%
       335     Jackson County, Public Facilities Authority,
                  Leasehold Revenue, (Capital
                  Improvements Project), (MBIA Insured),
                  (Pre-refunded to 12/01/2004 @ $100),
                  6.125% due 12/01/2015                           336
                                                           ----------

   Nebraska - 0.6%
       150     Nebraska Investment Finance Authority,
                  Health Facilities Revenue, (Nebraska
                  Methodist Health System), (MBIA
                  Insured),
                  5.000% due 11/01/2004                           150
                                                           ----------

   Nevada - 3.3%
       390     Clark County, Economic Development
                  Revenue, (University of Nevada - Las
                  Vegas Project), (LOC: Wells Fargo Bank),
                  1.790% due 08/01/2019+                          390
       500     Washoe County, Economic Development
                  Revenue, (Sierra Nevada College Project),
                  (LOC: Wells Fargo Bank),
                  1.890% due 07/01/2025+                          500
                                                           ----------
                                                                  890
                                                           ----------

   New Jersey - 1.5%
       400     Dover Township, UTGO, (General
                  Improvement - Golf Course Utility),
                  (FGIC Insured),
                  2.750% due 03/01/2005                           402
                                                           ----------


 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

   North Carolina - 1.4%
$      380     North Carolina Capital Facilities Finance
                  Agency, Capital Facilities Revenue, (The
                  O'Neal School Project), (LOC: Wachovia
                  Bank),
                  1.840% due 09/01/2023+                   $      380
                                                           ----------

   North Dakota - 3.3%
       900     Grand Forks, Hospital Facilities Revenue,
                  (The United Hospital Obligated Group
                  Project), (LOC: Lasalle National Bank),
                  1.740% due 12/01/2025+                          900
                                                           ----------

   Ohio - 6.2%
       480     Kettering, City School District, UTGO,
                  (FSA Insured),
                  2.000% due 12/01/2004                           480
     1,200     Mercer County, Healthcare Facilities Revenue,
                  (Grand Lake Cancer Center), Series A,
                  (LOC: Fifth Third Bank),
                  1.780% due 04/01/2023+                        1,200
                                                           ----------
                                                                1,680
                                                           ----------

   Oklahoma - 1.8%
       500     Oklahoma State Industrial Authority, Health
                  Care Revenue, (Tealridge Manor
                  Corporation Project), (LOC: Bank of
                  America),
                  1.820% due 11/01/2018+                          500
                                                           ----------

   Oregon - 1.7%
       460     Port of Portland, Portland International
                  Airport Revenue, Series Fifteen A,
                  (FGIC Insured),
                  5.000% due 07/01/2005                           471
                                                           ----------

   South Dakota - 1.1%
       290     Lower Brule Sioux Tribe, UTGO, (Tribal
                  Purpose Project), (LOC: Wells Fargo
                  Bank),
                  1.790% due 12/01/2011+                          290
                                                           ----------

   Tennessee - 7.4%
     1,000     Memphis, Health, Educational & Housing
                  Facility Board, MFHR, (Brookside
                  Apartments Project), (FHLMC Collateral),
                  1.770% due 05/01/2034+                        1,000
     1,000     Metropolitan Government Nashville &
                  Davidson County, Industrial Development
                  Board, MFHR, (Chimneytop II Project),
                  (LOC: Bank of America),
                  1.810% due 09/01/2006+                        1,000
                                                           ----------
                                                                2,000
                                                           ----------

   Texas - 3.6%
       200     Ames, Higher Education Facilities
                  Corporation, Private Schools Revenue,
                  (Saint Gabriel's Catholic School Project),
                  (LOC: Allied Irish Bank PLC),
                  1.840% due 12/01/2033+                          200

               See Notes to Financial Statements.                          99



          Portfolio of Investments (continued)
------------------------------------------------------------------------------
          TAX-EXEMPT MONEY MARKET FUND
          October 31, 2004
     -------------------------------------------------------------------------

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

MUNICIPAL BONDS AND NOTES - (continued)
   Texas - (continued)
$      200     Austin, Electric Utility System Revenue,
                  (Travis and Williamson Counties), Series A,
                  (AMBAC Insured),
                  5.000% due 11/15/2004                    $      200
       310     Floresville, Independent School District,
                  UTGO, (PSF-GTD Insured), (Pre-refunded
                  to 02/01/2005 @ $100),
                  6.200% due 02/01/2008                           314
       150     Fort Worth, LTGO, (Tarrant and Denton
                  Counties), Series A, (FSA Insured),
                  6.000% due 03/01/2005                           152
       100     Richmond, LTGO, (AMBAC Insured),
                  5.500% due 03/01/2005                           101
                                                           ----------
                                                                  967
                                                           ----------

   Utah - 2.3%
       620     Salt Lake County, Training Facilities
                  Revenue, (Community Foundation for the
                  Disabled, Inc. Project), (LOC: Wells Fargo
                  Bank),
                  1.890% due 08/01/2030+                          620
                                                           ----------

   Virginia - 1.3%
       350     Norfolk Industrial Development Authority,
                  IDR, (Children's Hospital of the King's
                  Daughters Inc. Project), (LOC: Wachovia
                  Bank),
                  1.770% due 06/01/2020+                          350
                                                           ----------

   Washington - 13.0%
     1,000     King County, Economic Enterprise
                  Corporation Revenue, (Puget Sound Blood
                  Center Project), (LOC: U.S. Bank),
                  1.820% due 04/01/2023+                        1,000
       970     Seattle, Low Income Housing Assistance
                  Authority, Health Care Revenue, (Bayview
                  Manor Homes Project), Series B,
                  (LOC: U.S. Bank),
                  1.820% due 05/01/2019+                          970
               Washington State Health Care Facilities
                  Authority, Health Care Revenue:
       500        (Empire Health Services), (LOC: U.S.
                  Bank),
                  1.770% due 11/01/2023+                          500
       275        (Virginia Mason Medical Center), Series A,
                  (MBIA Insured),
                  6.000% due 08/15/2005                           284
       335     Washington State Housing Finance
                  Commission, Elderly Housing Revenue,
                  (Riverview Retirement Project),
                  (LOC: U.S. Bank),
                  1.820% due 07/01/2022+                          335
       190     Washington State Public Power Supply
                  System, Nuclear Project No. 3 Revenue,
                  Series B, (FGIC Insured),
                  Zero coupon due 07/01/2005                      188
       245     Yakima, LTGO, (AMBAC Insured),
                  (Pre-refunded to 12/01/2004 @ $100),
                  5.150% due 12/01/2010                           246
                                                           ----------
                                                                3,523
                                                           ----------


 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

   Wisconsin - 0.9%
$      250     Racine, UTGO, Series A, (Pre-refunded to
                  12/01/2004 @ $100),
                  4.750% due 12/01/2006                    $      251
                                                           ----------
               Total Municipal Bonds and Notes
                  (Cost $27,121)                               27,121
                                                           ----------

    Shares
    ------

INVESTMENT COMPANY SECURITIES - 0.1%
    28,965     Dreyfus Tax-Exempt Cash
                  Management Fund                                  29
     1,000     Wells Fargo Tax Free Institutional
                  Money Market Fund                                 1
                                                           ----------
               Total Investment Company Securities
                  (Cost $30)                                       30
                                                           ----------
TOTAL INVESTMENTS (Cost $27,151*)               100.1%         27,151
OTHER ASSETS AND LIABILITIES (Net)               (0.1)            (29)
                                                -----      ----------
NET ASSETS                                      100.0%     $   27,122
                                                =====      ==========

--------------------
         *     Aggregate cost for federal tax purposes.
         +     Variable rate securities payable upon demand with not more than five business days notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at October 31, 2004.
        ++     Security is a private placement.

Tax-Exempt Money Market Fund had the following insurance concentrations greater than 10% at October 31, 2004 (as a percentage of net assets) (unaudited):

                  FGIC                                          10.4%


----------------------------------------------------------------------------
                           GLOSSARY OF TERMS
               AMBAC    -- American Municipal Bond Assurance Corporation
               FGIC     -- Federal Guaranty Insurance Corporation
               FHLMC    -- Federal Home Loan Mortgage Corporation
               FSA      -- Financial Security Assurance
               IDR      -- Industrial Development Revenue
               LOC      -- Letter of Credit
               LTGO     -- Limited Tax General Obligation
               MBIA     -- Municipal Bond Investors Assurance
               MFHR     -- Multi-family Housing Revenue
               PSF-GTD  -- Permanent School Fund Guaranteed
               TCRS     -- Transferable Custodial Receipts
               UTGO     -- Unlimited Tax General Obligation
----------------------------------------------------------------------------


100                  See Notes to Financial Statements.



          Portfolio of Investments
------------------------------------------------------------------------------
          CALIFORNIA MONEY FUND
          October 31, 2004
     -------------------------------------------------------------------------

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

MUNICIPAL BONDS AND NOTES - 95.1%
   California - 94.2%
               ABAG Financing Authority For Nonprofit
                  Corporation, Revenue Bonds:
$    1,000        (Hamlin School Project), Series A,
                  (LOC: BNP Paribas SA),
                  1.800% due 08/01/2032+                   $    1,000
     1,000        (Point Loma Nazarene University Project),
                  (LOC: Allied Irish Bank PLC),
                  1.850% due 10/01/2033+                        1,000
     1,000        (Public Policy Institute of California
                  Project), Series A, (LOC: California State
                  Teachers Retirement System),
                  1.800% due 11/01/2031+                        1,000
               Alameda County, IDR, AMT:
     1,000        (Bema Electronic Manufacturing, Inc.
                  Project), Series A, (LOC: Comerica Bank),
                  1.860% due 04/01/2034+                        1,000
       700        (Heat and Control Inc. Project), Series A,
                  (LOC: Wells Fargo Bank),
                  1.850% due 11/01/2025+                          700
     1,000        (P.J.'s Lumber, Inc. Project),
                  (LOC: Comerica Bank),
                  1.860% due 12/01/2033+                        1,000
       200     Antelope Valley Healthcare District,
                  Hospital & Nursing Home Revenue,
                  Series A, (FSA Insured),
                  5.000% due 01/01/2005                           201
       995     California State Economic Development
                  Financing Authority, IDR, (Wesflex Pipe
                  Manufacturing Project), AMT,
                  (LOC: Wells Fargo Bank),
                  1.850% due 04/01/2018+                          995
               California State, UTGO:
       800        Series A-3, (LOC: WestLB AG &
                  JPMorgan Chase Bank),
                  1.700% due 05/01/2033+                          800
     1,200        Series C-1, (LOC:  Bank of America),
                  1.760% due 05/01/2033+                        1,200
       900     California Statewide Communities
                  Development Authority, College &
                  University Revenue, (Biola University
                  Project), Series A, (LOC: Allied Irish
                  Bank PLC),
                  1.850% due 10/01/2032+                          900
       500     California Statewide Communities
                  Development Authority, Limited
                  Obligation Revenue, (The Painted Turtle
                  Gang Camp Foundation), (LOC: Allied
                  Irish Bank PLC),
                  1.800% due 04/01/2033+                          500
       125     Compton, Unified School District, UTGO,
                  (Election of 2002), Series B, (MBIA
                  Insured),
                  4.000% due 06/01/2005                           127
       250     Contra Costa Transportation Authority, Sales
                  Tax Revenue, Series A, (FGIC Insured),
                  6.000% due 03/01/2005                           254

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

$      125     Desert Sands, Unified School District, COP,
                  (Measure O Project), Series F, (MBIA
                  Insured),
                  4.000% due 03/01/2005                    $      126
       235     Enterprise, School District, UTGO, Series A,
                  (MBIA Insured),
                  3.000% due 03/01/2005                           236
       220     Garden Grove, Public Financing Authority,
                  COP, (Water Services Capital
                  Improvement Project), (FSA Insured),
                  2.000% due 12/15/2004                           220
       600     Hesperia, Public Financing Authority,
                  Revenue Bonds, (1993 Street
                  Improvement Project), (LOC: Bank of
                  America),
                  1.720% due 10/01/2023+                          600
       200     Intermodal Container Transfer Facility, Joint
                  Powers Authority, Revenue Bonds,
                  (Refunding Project), Series A, (AMBAC
                  Insured),
                  4.250% due 11/01/2004                           200
       900     Irvine Ranch, Water District, UTGO,
                  (Improvement District No. 105, 140, 240
                  & 250), (LOC: State Street Bank & Trust),
                  1.700% due 01/01/2021+                          900
       500     Los Angeles, Community Redevelopment
                  Agency, MFHR, (Views at 270 Project),
                  Series A, AMT, (LOC: Citibank NA),
                  1.830% due 09/01/2019+                          500
     1,000     Los Angeles, Wastewater System Revenue,
                  (Multimodal Project), Series C, (FGIC
                  Insured),
                  1.150% due 12/01/2031+                        1,000
       150     Mountain View Los Altos, Unified High
                  School District, UTGO, Series B, (FSA
                  Insured),
                  2.000% due 05/01/2005                           151
     1,000     Novato, MFHR, (Nova-Ro III Senior
                  Housing Project), (LOC: BNP Paribas SA),
                  1.770% due 10/01/2032+                        1,000
       500     Orange County, Local Transportation
                  Authority, Sales Tax Revenue, (Second
                  Senior-Measure M), (FGIC Insured),
                  5.800% due 02/15/2005                           507
       800     Pasadena, COP, (Rose Bowl Improvements
                  Project), (LOC: California State Teachers
                  Retirement System),
                  1.770% due 12/01/2016+                          800
       230     Rancho Cucamonga, Redevelopment Agency,
                  Tax Allocation Revenue, (Rancho
                  Redevelopment Project), (AMBAC Insured),
                  2.000% due 09/01/2005                           231
     1,000     San Francisco City & County
                  Redevelopment Agency, Economic
                  Development Revenue, (Community
                  Facilities District No. 4), (LOC: Bank of
                  America),
                  1.800% due 08/01/2031+                        1,000

               See Notes to Financial Statements.                         101



          Portfolio of Investments (continued)
------------------------------------------------------------------------------
          CALIFORNIA MONEY FUND
          October 31, 2004
     -------------------------------------------------------------------------

 Principal
  Amount                                                     Value
  (000s)                                                     (000s)
 ---------                                                   ------

MUNICIPAL BONDS AND NOTES - (continued)
   California - (continued)
$      185     Santa Clara County Financing Authority,
                  Lease Revenue, (VMC Facility
                  Replacement Project), Series A,
                  (AMBAC Insured),
                  7.500% due 11/15/2004                    $      185
       570     Vallejo, Public Financing Authority, Revenue
                  Bonds, (Glen Cove Project), Series A,
                  (AMBAC Insured),
                  1.500% due 09/02/2005                           570
                                                           ----------
                                                               18,903
                                                           ----------

   Puerto Rico - 0.9%
       180     Puerto Rico Commonwealth, Electric Power
                  Authority, Electric Power Revenue, Series
                  W, (MBIA Insured),
                  6.500% due 07/01/2005                           186
                                                           ----------
               Total Municipal Bonds and Notes
                  (Cost $19,089)                               19,089
                                                           ----------

    Shares
    ------

INVESTMENT COMPANY SECURITIES - 2.0%
    10,306     Dreyfus Basic California Municipal
                  Money Market Fund                                10
   380,000     Wells Fargo California Tax-Free
                  Money Market Fund                               380
                                                           ----------
               Total Investment Company Securities
                  (Cost $390)                                     390
                                                           ----------
TOTAL INVESTMENTS (Cost $19,479*)                 97.1%        19,479
OTHER ASSETS AND LIABILITIES (Net)                 2.9            587
                                                 -----     ----------
NET ASSETS                                       100.0%    $   20,066
                                                 =====     ==========

--------------------
         *     Aggregate cost for federal tax purposes.
         + Variable rate securities payable upon demand with not more than five business days notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at October 31, 2004.


----------------------------------------------------------------------------
                           GLOSSARY OF TERMS
               AMBAC   --  American Municipal Bond Assurance Corporation
               AMT     --  Alternative Minimum Tax
               COP     --  Certificate of Participation
               FGIC    --  Federal Guaranty Insurance Corporation
               FSA     --  Financial Security Assurance
               IDR     --  Industrial Development Revenue
               LOC     --  Letter of Credit
               MBIA    --  Municipal Bond Investors Assurance
               MFHR    --  Multi-family Housing Revenue
               UTGO    --  Unlimited Tax General Obligation
----------------------------------------------------------------------------


102                  See Notes to Financial Statements.



          Statements of Assets and Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
          WM GROUP OF FUNDS
          October 31, 2004
          (In thousands)
     ------------------------------------------------------------------------------------------------------------------------------
                                                    Equity       Growth &    West Coast      Mid Cap                   Small Cap
                                         REIT       Income        Income       Equity         Stock       Growth         Value
                                         Fund        Fund          Fund         Fund          Fund         Fund          Fund
                                      ---------  -----------   -----------  -----------     ---------  -----------    ---------
ASSETS:
Investments, at value:
   Securities                         $ 337,326  $ 1,528,935   $ 2,072,999  $ 1,290,637     $ 700,656  $ 1,527,998    $  270,478
   Investments held as collateral
      for securities loaned                  --       96,996       103,919       55,999        58,773       66,413        34,910
                                      ---------  -----------   -----------  -----------     ---------  -----------     ---------
   Total Investments (a)                337,326    1,625,931     2,176,918    1,346,636       759,429    1,594,411       305,388
Cash                                          1          561            --*          --*           --           73            --*
Dividends and/or interest
   receivable                               601        2,340         2,320          344           530          709           336
Receivable for Fund shares sold             162        6,516         2,084        2,313         1,021        1,374           149
Receivable for investment
   securities sold                           --           --         6,728        3,523         1,061       10,660         2,301
Prepaid expenses                              1            7            14            8             4            7            --
                                      ---------  -----------   -----------  -----------     ---------  -----------     ---------
   Total Assets                         338,091    1,635,355     2,188,064    1,352,824       762,045    1,607,234       308,174
                                      ---------  -----------   -----------  -----------     ---------  -----------     ---------
LIABILITIES:
Payable upon return of
   securities loaned                         --       96,996       103,919       55,999        58,773       66,413        34,910
Unrealized depreciation of forward
   foreign currency contracts                --           --            --           --            --           58            --
Payable for Fund shares
   redeemed                                  40          802           601          971            62          515             4
Payable for investment securities
   purchased                              1,750       10,727         7,215        7,140         3,128       19,241           663
Investment advisory fee payable             223          660           898          561           436          968           194
Shareholder servicing and
   distribution fees payable                 10          238           206          255            31          122             1
Transfer agent fees payable                   2           34            55           55             7           67            --*
Due to custodian                             --           --            --           --         2,229           --            --
Accrued printing and postage
   expenses                                   9          163           224          235            35          295             1
Accrued legal and audit fees                 30           40            45           38            36           40            33
Accrued expenses and other
   payables                                  15           80            87           48            38           85            35
                                      ---------  -----------   -----------  -----------     ---------  -----------     ---------
   Total Liabilities                      2,079      109,740       113,250       65,302        64,775       87,804        35,841
                                      ---------  -----------   -----------  -----------     ---------  -----------     ---------
NET ASSETS                            $ 336,012  $ 1,525,615   $ 2,074,814  $ 1,287,522     $ 697,270   $1,519,430     $ 272,333
                                      =========  ===========   ===========  ===========     =========   ==========     =========
(a) Investments, at cost              $ 252,477  $ 1,383,413   $ 1,814,529  $ 1,040,754     $ 636,280   $1,499,331     $ 286,707
                                      =========  ===========   ===========  ===========     =========   ==========     =========

--------------------
*  Amount represents less than $500.



               See Notes to Financial Statements.                 103




          Statements of Assets and Liabilities (continued)
-----------------------------------------------------------------------------------------------------------------------------------
          WM GROUP OF FUNDS
          October 31, 2004
          (In thousands)
     ------------------------------------------------------------------------------------------------------------------------------
                                                                                              U.S.
                                                   Small Cap   International  Short Term   Government                     High
                                                     Growth        Growth       Income     Securities     Income         Yield
                                                      Fund          Fund         Fund         Fund         Fund           Fund
                                                   ---------   ------------- -----------  -----------  -----------     ---------
ASSETS:
Investments, at value:
   Securities                                      $ 344,015     $ 588,468    $ 271,040   $ 1,552,666  $ 1,140,139     $ 711,444
   Investments held as collateral for
      securities loaned                               28,827        51,885           --            --           --            --
                                                   ---------     ---------    ---------   -----------  -----------     ---------
   Total Investments (a)                             372,842       640,353      271,040     1,552,666    1,140,139       711,444
Cash                                                      --*           --*           1             1           --            --
Unrealized appreciation of forward
   foreign currency contracts                             --            14           --            --           --            --
Dividends and/or interest receivable                      35         1,036        3,126         7,776       13,207        10,615
Receivable for Fund shares sold                          710           673          350           769          828         3,845
Receivable for investment securities sold              1,152         1,193           --*           --*         757           647
Prepaid expenses                                           4             3            2             9            9             5
                                                   ---------     ---------    ---------   -----------  -----------     ---------
   Total Assets                                      374,743       643,272      274,519     1,561,221    1,154,940       726,556
                                                   ---------     ---------    ---------   -----------  -----------     ---------
LIABILITIES:
Payable upon return of securities loaned              28,827        51,885           --            --           --            --
Unrealized depreciation of forward
   foreign currency contracts                             --           561           --            --           --            --
Payable for Fund shares redeemed                         132            42          384           759        1,104           737
Payable for investment securities purchased            1,808         7,329           --            --        6,262            --
Investment advisory fee payable                          241           886          112           655          481           326
Shareholder servicing and distribution
   fees payable                                           30            11           55           169          171           111
Transfer agent fees payable                               27             8           --            28           24             8
Variation margin                                          --            --           22            --           --            --
Dividends payable                                         --            --           68           218          472           582
Due to custodian                                          --            --           --            --          195            50
Accrued printing and postage expenses                     83            35           25            80           90            38
Accrued legal and audit fees                              34            36           32            39           38            37
Accrued expenses and other payables                        8            69           10            94           37            28
                                                   ---------     ---------    ---------   -----------  -----------     ---------
   Total Liabilities                                  31,190        60,862          708         2,042        8,874         1,917
                                                   ---------     ---------    ---------   -----------  -----------     ---------
NET ASSETS                                         $ 343,553     $ 582,410    $ 273,811   $ 1,559,179  $ 1,146,066     $ 724,639
                                                   =========     =========    =========   ===========  ===========     =========
(a) Investments, at cost                           $ 406,642     $ 566,515    $ 266,682   $ 1,537,336  $ 1,091,470     $ 655,148
                                                   =========     =========    =========   ===========  ===========     =========

--------------------
   *  Amount represents less than $500.



104                  See Notes to Financial Statements.




          Statements of Assets and Liabilities (continued)
-----------------------------------------------------------------------------------------------------------------------------------
          WM GROUP OF FUNDS
          October 31, 2004
          (In thousands)
     ------------------------------------------------------------------------------------------------------------------------------
                                                                             California
                                                                               Insured                   Tax-Exempt
                                                  Tax-Exempt    California  Intermediate       Money        Money      California
                                                     Bond        Municipal    Municipal       Market       Market         Money
                                                     Fund          Fund         Fund           Fund         Fund          Fund
                                                  ----------    ----------  ------------    ---------    ----------    ----------
ASSETS:
Investments, at value (a)                          $ 220,838     $ 432,717    $ 145,724     $ 680,690     $ 27,151      $ 19,479
Cash                                                     177            45          193             1           --*           --
Dividends and/or interest receivable                   3,309         5,654        1,707         3,059          117            68
Receivable for Fund shares sold                          266           287          108           802           --*           62
Receivable for investment securities sold                 --         1,582           --            --           --           500
Prepaid expenses                                           2             4            1             6           --*           --*
                                                   ---------     ---------    ---------     ---------     --------      --------
   Total Assets                                      224,592       440,289      147,733       684,558       27,268        20,109
                                                   ---------     ---------    ---------     ---------     --------      --------
LIABILITIES:
Payable for Fund shares redeemed                         250         1,726          312           909          102             6
Payable for when-issued securities purchased              --            --        1,101            --           --            --
Payable for investment securities purchased               --         4,105           --            --           --            --
Investment advisory fee payable                           95           184           62           261           11             3
Shareholder servicing and distribution
   fees payable                                           72           220           82            53           --            --
Transfer agent fees payable                                8            13            4            34            1             2
Variation margin                                          19            --           --            --           --            --
Dividends payable                                        267           514           95            13           --*           --*
Accrued printing and postage expenses                     41            33            4           221            2             3
Accrued legal and audit fees                              31            32           30            34           28            28
Accrued expenses and other payables                       24            18            6            18            2             1
                                                   ---------     ---------    ---------     ---------     --------      --------
   Total Liabilities                                     807         6,845        1,696         1,543          146            43
                                                   ---------     ---------    ---------     ---------     --------      --------
NET ASSETS                                         $ 223,785     $ 433,444    $ 146,037     $ 683,015     $ 27,122      $ 20,066
                                                   =========     =========    =========     =========     ========      ========
(a) Investments, at cost                           $ 201,028     $ 406,890    $ 140,474     $ 680,690     $ 27,151      $ 19,479
                                                   =========     =========    =========     =========     ========      ========

--------------------
*  Amount represents less than $500.


               See Notes to Financial Statements.                 105



          Statements of Assets and Liabilities (continued)
-----------------------------------------------------------------------------------------------------------------------------------
          WM GROUP OF FUNDS
          October 31, 2004
          (In thousands)
     ------------------------------------------------------------------------------------------------------------------------------
                                                    Equity       Growth &    West Coast      Mid Cap                   Small Cap
                                         REIT       Income        Income       Equity         Stock       Growth         Value
                                         Fund        Fund          Fund         Fund          Fund         Fund          Fund
                                      ---------   ----------    ----------   ----------     ---------   ----------     ---------
NET ASSETS consist of:
Undistributed net investment
   income                             $   1,069   $    1,513    $   16,668   $    1,509     $   1,624   $       58     $   1,739
Accumulated net realized
   gain/(loss) on investment
   transactions                           7,209       (5,503)      (98,524)      15,108        21,460     (386,762)          945
Net unrealized appreciation
   of investments                        84,849      242,518       362,389      305,882       123,149       95,022        18,682
Paid-in capital                         242,885    1,287,087     1,794,281      965,023       551,037    1,811,112       250,967
                                      ---------   ----------    ----------   ----------     ---------   ----------     ---------
      Total Net Assets                $ 336,012   $1,525,615    $2,074,814   $1,287,522     $ 697,270   $1,519,430     $ 272,333
                                      =========   ==========    ==========   ==========     =========   ==========     =========
NET ASSETS:
Class A Shares                        $   9,376   $  438,776    $  582,866   $  621,924     $  59,491   $  124,755     $   2,978
                                      =========   ==========    ==========   ==========     =========   ==========     =========
Class B Shares                        $   6,060   $  144,144    $   95,528   $  141,134     $  19,958   $  110,794     $     631
                                      =========   ==========    ==========   ==========     =========   ==========     =========
Class C Shares                        $   3,672   $   33,770    $    1,537   $    9,000     $   1,769   $    1,981     $     414
                                      =========   ==========    ==========   ==========     =========   ==========     =========
Class I Shares                        $ 316,904   $  908,925    $1,394,883   $  515,464     $ 616,052   $1,281,900     $ 268,310
                                      =========   ==========    ==========   ==========     =========   ==========     =========
SHARES OUTSTANDING:
Class A Shares                              600       24,664        24,895       17,746         3,487        8,642           276
                                      =========   ==========    ==========   ==========     =========   ==========     =========
Class B Shares                              389        8,156         4,251        4,484         1,222        8,500            59
                                      =========   ==========    ==========   ==========     =========   ==========     =========
Class C Shares                              236        1,922            69          285           108          151            38
                                      =========   ==========    ==========   ==========     =========   ==========     =========
Class I Shares                           20,253       51,103        59,310       14,563        35,702       85,665        24,772
                                      =========   ==========    ==========   ==========     =========   ==========     =========
CLASS A SHARES:**
Net asset value per share of
   beneficial interest
   outstanding *                      $   15.62   $    17.79    $    23.41   $    35.04     $   17.06   $    14.44     $   10.81
                                      =========   ==========    ==========   ==========     =========   ==========     =========
Maximum sales charge                       5.50%        5.50%         5.50%        5.50%         5.50%        5.50%         5.50%
                                      =========   ==========    ==========   ==========     =========   ==========     =========
Maximum offering price per
share of beneficial interest
outstanding                           $   16.53   $    18.83    $    24.77   $    37.08     $   18.05   $    15.28     $   11.44
                                      =========   ==========    ==========   ==========     =========   ==========     =========
CLASS B SHARES:**
Net asset value and offering price
   per share of beneficial interest
   outstanding *                      $   15.58   $    17.67    $    22.47   $    31.48     $   16.33   $    13.03     $   10.74
                                      =========   ==========    ==========   ==========     =========   ==========     =========
CLASS C SHARES:**
Net asset value and offering price
   per share of beneficial interest
   outstanding *                      $   15.58   $    17.57    $    22.22   $    31.56     $   16.36   $    13.13     $   10.76
                                      =========   ==========    ==========   ==========     =========   ==========     =========
CLASS I SHARES:**
Net asset value, offering and
   redemption price per share of
   beneficial interest outstanding    $   15.65   $    17.79    $    23.52   $    35.39     $   17.26   $    14.96     $   10.83
                                      =========   ==========    ==========   ==========     =========   ==========     =========

--------------------
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and/or applicable redemption fees for Class A Shares of the International Growth Fund.
** Net asset value and maximum offering price are not shown in thousands.


106                  See Notes to Financial Statements.



          Statements of Assets and Liabilities (continued)
-----------------------------------------------------------------------------------------------------------------------------------
          WM GROUP OF FUNDS
          October 31, 2004
          (In thousands)
     ------------------------------------------------------------------------------------------------------------------------------
                                                                                              U.S.
                                                   Small Cap   International  Short Term   Government                     High
                                                     Growth        Growth       Income     Securities     Income         Yield
                                                      Fund          Fund         Fund         Fund         Fund           Fund
                                                   ---------   -------------  ----------   ----------   ----------     ---------
NET ASSETS consist of:
Undistributed net investment income                $      --     $   4,599    $      78    $      292   $      485     $     981
Accumulated net realized gain/(loss) on
   investment transactions                           (19,430)      (36,957)      (4,601)      (18,451)     (14,917)      (39,960)
Net unrealized appreciation/(depreciation)
   of investments                                    (33,800)       73,333        4,249        15,330       48,669        56,296
Paid-in capital                                      396,783       541,435      274,085     1,562,008    1,111,829       707,322
                                                   ---------     ---------    ---------    ----------   ----------     ---------
      Total Net Assets                             $ 343,553     $ 582,410    $ 273,811    $1,559,179   $1,146,066     $ 724,639
                                                   =========     =========    =========    ==========   ==========     =========
NET ASSETS:
Class A Shares                                     $  92,919     $  38,864    $  54,082    $  134,896   $  147,695     $  85,190
                                                   =========     =========    =========    ==========   ==========     =========
Class B Shares                                     $  12,181     $   3,630    $  31,812    $  157,900   $  152,065     $  80,036
                                                   =========     =========    =========    ==========   ==========     =========
Class C Shares                                     $     871     $     445    $  18,970    $    6,279   $   11,580     $  33,318
                                                   =========     =========    =========    ==========   ==========     =========
Class I Shares                                     $ 237,582     $ 539,471    $ 168,947    $1,260,104   $  834,726     $ 526,095
                                                   =========     =========    =========    ==========   ==========     =========
SHARES OUTSTANDING:
Class A Shares                                         7,147         4,220       22,768        12,399       15,614        10,288
                                                   =========     =========    =========    ==========   ==========     =========
Class B Shares                                         1,063           412       13,390        14,523       16,027         9,621
                                                   =========     =========    =========    ==========   ==========     =========
Class C Shares                                            75            51        7,982           578        1,221         4,006
                                                   =========     =========    =========    ==========   ==========     =========
Class I Shares                                        17,742        58,231       71,101       115,791       88,072        63,631
                                                   =========     =========    =========    ==========   ==========     =========
CLASS A SHARES:**
Net asset value per share of beneficial interest
   outstanding *                                   $   13.00     $    9.21    $    2.38    $    10.88   $     9.46     $    8.28
                                                   =========     =========    =========    ==========   ==========     =========
Maximum sales charge                                    5.50%         5.50%        3.50%         4.50%        4.50%         4.50%
                                                   =========     =========    =========    ==========   ==========     =========
Maximum offering price per share of beneficial
   interest outstanding                            $   13.76     $    9.75    $    2.47    $    11.39   $     9.91     $    8.67
                                                   =========     =========    =========    ==========   ==========     =========
CLASS B SHARES:**
Net asset value and offering price per share of
   beneficial interest outstanding *               $   11.46     $    8.80    $    2.38    $    10.87   $     9.49     $    8.32
                                                   =========     =========    =========    ==========   ==========     =========
CLASS C SHARES:**
Net asset value and offering price per share of
   beneficial interest outstanding *               $   11.59     $    8.75    $    2.38    $    10.86   $     9.49     $    8.32
                                                   =========     =========    =========    ==========   ==========     =========
CLASS I SHARES:**
Net asset value, offering and redemption price per
   share of beneficial interest outstanding        $   13.39     $    9.26    $    2.38    $    10.88   $     9.48     $    8.27
                                                   =========     =========    =========    ==========   ==========     =========

--------------------
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and/or applicable redemption fees for Class A Shares of the International Growth Fund.
** Net asset value and maximum offering price are not shown in thousands.


               See Notes to Financial Statements.                 107



          Statements of Assets and Liabilities (continued)
-----------------------------------------------------------------------------------------------------------------------------------
          WM GROUP OF FUNDS
          October 31, 2004
          (In thousands)
     ------------------------------------------------------------------------------------------------------------------------------
                                                                             California
                                                                              Insured                    Tax-Exempt
                                                  Tax-Exempt    California  Intermediate       Money        Money      California
                                                     Bond        Municipal    Municipal       Market       Market         Money
                                                     Fund          Fund         Fund           Fund         Fund          Fund
                                                  ----------    ----------  ------------    ---------    ----------    ----------
NET ASSETS consist of:
Undistributed net investment income                $     207     $     134    $      61     $      --     $     --      $     --
Accumulated net realized gain/(loss) on
   investment transactions                             2,489         1,184           64           (45)          --*           --*
Net unrealized appreciation of investments            19,755        25,827        5,250            --           --            --
Paid-in capital                                      201,334       406,299      140,662       683,060       27,122        20,066
                                                   ---------     ---------    ---------     ---------     --------      --------
   Total Net Assets                                $ 223,785     $ 433,444    $ 146,037     $ 683,015     $ 27,122      $ 20,066
                                                   =========     =========    =========     =========     ========      ========
NET ASSETS:
Class A Shares                                     $ 184,711     $ 232,239    $  65,772     $ 530,052     $ 27,122      $ 20,066
                                                   =========     =========    =========     =========     ========      ========
Class B Shares                                     $  35,433     $ 195,930    $  71,502     $  52,764
                                                   =========     =========    =========     =========
Class C Shares                                     $   3,641     $   5,275    $   8,763     $   8,480
                                                   =========     =========    =========     =========
Class I Shares                                                                              $  91,719
                                                                                            =========
SHARES OUTSTANDING:
Class A Shares                                        23,227        20,343        5,904       530,072       27,122        20,112
                                                   =========     =========    =========     =========     ========      ========
Class B Shares                                         4,455        17,161        6,419        52,761
                                                   =========     =========    =========     =========
Class C Shares                                           458           462          786         8,480
                                                   =========     =========    =========     =========
Class I Shares                                                                                 91,732
                                                                                            =========
CLASS A SHARES:***
Net asset value per share of beneficial
   interest outstanding **                         $    7.95     $   11.42    $   11.14     $    1.00     $   1.00      $   1.00
                                                   =========     =========    =========     =========     ========      ========
Maximum sales charge                                    4.50%         4.50%        4.50%           --           --            --
                                                   =========     =========    =========
Maximum offering price per share of beneficial
   interest outstanding                            $    8.32     $   11.96    $   11.66            --           --            --
                                                   =========     =========    =========
CLASS B SHARES:***
Net asset value and offering price per
   share of beneficial interest outstanding **     $    7.95     $   11.42    $   11.14     $    1.00
                                                   =========     =========    =========     =========
CLASS C SHARES:***
Net asset value and offering price per
   share of beneficial interest outstanding **     $    7.95     $   11.42    $   11.14     $    1.00
                                                   =========     =========    =========     =========
CLASS I SHARES:***
Net asset value, offering and redemption price per
   share of beneficial interest outstanding                                                 $    1.00
                                                                                            =========

--------------------
  * Amount represents less than $500.
 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and/or applicable redemption fees for Class A Shares of the International Growth Fund.
*** Net asset value and maximum offering price are not shown in thousands.


108                  See Notes to Financial Statements.


          Statements of Operations
-------------------------------------------------------------------------------------------------------------------
          WM GROUP OF FUNDS

          For the Year Ended October 31, 2004

          (In thousands)
     --------------------------------------------------------------------------------------------------------------
                                               Equity     Growth &   West Coast    Mid Cap               Small Cap
                                     REIT      Income      Income      Equity       Stock      Growth      Value
                                     Fund       Fund        Fund        Fund        Fund        Fund       Fund**
                                   -------    --------    --------   ----------    -------     -------   ---------
INVESTMENT INCOME:
Dividends                          $10,770    $ 27,518    $ 33,837     $12,315     $ 6,779     $11,810    $ 3,112
Interest                               214       4,698       1,308         665         596         910        191
Foreign withholding taxes               --        (198)       (266)         --         (19)       (174)      (193)
Securities lending income               --         721         234         101          45         178         98
                                   -------    --------    --------     -------     -------     -------    -------
      Total investment income       10,984      32,739      35,113      13,081       7,401      12,724      3,208
                                   -------    --------    --------     -------     -------     -------    -------
EXPENSES:
Investment advisory fee              2,117       6,494       9,882       6,265       4,419       9,672      1,300
Custodian fees                          10          39          57          47          22         108         15
Legal and audit fees                    28          62          79          61          47          63         34
Trustees' fees                           6          30          49          30          14          31          3
Registration and filing fees            57         118          87          79          66          77         82
Printing and postage expenses           18         366         496         558          83         653          4
Other                                   39         161         249         149          80         162         21
Shareholder servicing and
 distribution fees:
  Class A Shares                        14         868       1,467       1,464         128         308          3
  Class B Shares                        42       1,229       1,088       1,330         192       1,223          2
  Class C Shares                        26         184          13          65          12          14          2
Transfer agent fees:
  Class A Shares                        12         248         450         462          42         416          2
  Class B Shares                         9         268         353         362          61         606          1
  Class C Shares                         3          21           3          12           3           4         --*
                                   -------    --------    --------     -------     -------     -------    -------
      Total expenses                 2,381      10,088      14,273      10,884       5,169      13,337      1,469
Fees reduced by custodian credits       --*         (3)         (1)         (1)         (1)         (7)        (4)
                                   -------    --------    --------     -------     -------     -------    -------
      Net expenses                   2,381      10,085      14,272      10,883       5,168      13,330      1,465
                                   -------    --------    --------     -------     -------     -------    -------
NET INVESTMENT
 INCOME/(LOSS)                       8,603      22,654      20,841       2,198       2,233        (606)     1,743
                                   -------    --------    --------     -------     -------     -------    -------
NET REALIZED AND
 UNREALIZED GAIN ON
 INVESTMENTS:
Net realized gain/(loss) on:
  Security transactions              5,453      (3,204)    (17,060)     28,703      24,345      40,147        943
  Forward foreign currency
   contracts and foreign currency
   transactions                         --          --          --          --          --        (230)        (2)
                                   -------    --------    --------     -------     -------     -------    -------
  Net realized gain/(loss) on
   investment transactions           5,453      (3,204)    (17,060)     28,703      24,345      39,917        941
                                   -------    --------    --------     -------     -------     -------    -------
Capital gain distributions
 received                               32          --          --          --          --          --         --
                                   -------    --------    --------     -------     -------     -------    -------
Net change in unrealized
 appreciation/depreciation of:
  Securities                        55,284     164,274     153,422      65,518      32,323      14,217     18,681
  Forward foreign currency
   contracts                            --          --          --          --          --           1         --
  Foreign currency, futures
   contracts and other assets and
   liabilities                          --          --          --          --          --          --*         1
                                   -------    --------    --------     -------     -------     -------    -------
Net change in unrealized
 appreciation/depreciation of
 investment transactions            55,284     164,274     153,422      65,518      32,323      14,218     18,682
                                   -------    --------    --------     -------     -------     -------    -------
Net realized and unrealized gain
 on investments                     60,769     161,070     136,362      94,221      56,668      54,135     19,623
                                   -------    --------    --------     -------     -------     -------    -------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS                        $69,372    $183,724    $157,203     $96,419     $58,901     $53,529    $21,366
                                   =======    ========    ========     =======     =======     =======    =======

--------
 * Amount represents less than $500.
** The Small Cap Value Fund commenced operations on March 1, 2004.


                     See Notes to Financial Statements.                    109



          Statements of Operations (continued)
---------------------------------------------------------------------------------------------------------------------
          WM GROUP OF FUNDS

          For the Year Ended October 31, 2004

          (In thousands)
     ----------------------------------------------------------------------------------------------------------------
                                                                                       U.S.
                                              Small Cap  International  Short Term  Government                High
                                               Growth       Growth        Income    Securities   Income       Yield
                                                Fund         Fund          Fund        Fund       Fund        Fund
                                              ---------  -------------  ----------  ----------   -------     -------
INVESTMENT INCOME:
Dividends                                     $  1,250      $10,938      $    --     $    --     $   325    $ 1,841
Interest                                            26          277       10,781      62,674      64,504     51,905
Foreign withholding taxes                           (4)      (1,158)          --          --          --         --
Securities lending income                          335          373           --          --          --         --
                                              --------      -------      -------     -------     -------    -------
      Total investment income                    1,607       10,430       10,781      62,674      64,829     53,746
                                              --------      -------      -------     -------     -------    -------

EXPENSES:
Investment advisory fee                          3,033        4,096        1,298       6,850       5,564      3,656
Custodian fees                                      28          373           13          62          40         34
Legal and audit fees                                43           45           38          64          98         91
Trustees' fees                                      10           12            7          34          29         17
Registration and filing fees                        34           51           45          96          59         62
Printing and postage expenses                      188           75           74         241         201         91
Other                                               54          102           56         212         169        100
Shareholder servicing and distribution fees:
   Class A Shares                                  238           85          151         383         377        160
   Class B Shares                                  164           41          360       1,949       1,719        821
   Class C Shares                                    8            3          177          91         131        292
Transfer agent fees:
   Class A Shares                                  243           84           58         192         177         48
   Class B Shares                                   97           26           45         201         158         68
   Class C Shares                                    3            1           14           8          13         22
                                              --------      -------      -------     -------     -------    -------
      Total expenses                             4,143        4,994        2,336      10,383       8,735      5,462
Fees waived by the transfer agent                   --           --         (117)         --          --         --
Fees reduced by custodian credits                   (1)          --*          --*         (8)         (1)        (4)
                                              --------      -------      -------     -------     -------    -------
      Net expenses                               4,142        4,994        2,219      10,375       8,734      5,458
                                              --------      -------      -------     -------     -------    -------
NET INVESTMENT INCOME/(LOSS)                    (2,535)       5,436        8,562      52,299      56,095     48,288
                                              --------      -------      -------     -------     -------    -------

NET REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
   Security transactions                        49,045        4,783          365         171       1,713     17,497
   Forward foreign currency
    contracts and foreign currency
    transactions                                    --           (3)          --          --          --         --
   Futures contracts                                --           --         (580)         --          --         --
                                              --------      -------      -------     -------     -------    -------

   Net realized gain/(loss) on
    investment transactions                     49,045        4,780         (215)        171       1,713     17,497
                                              --------      -------      -------     -------     -------    -------

Net change in unrealized
 appreciation/depreciation of:
   Securities                                  (45,470)      36,601       (1,627)      7,630      14,882     16,305
   Forward foreign currency
    contracts                                       --         (622)          --          --          --         --
   Foreign currency, futures
    contracts and other assets and
    liabilities                                     --           32          120          --          --         --
                                              --------      -------      -------     -------     -------    -------

Net change in unrealized
 appreciation/depreciation of
 investment transactions                       (45,470)      36,011       (1,507)      7,630      14,882     16,305
                                              --------      -------      -------     -------     -------    -------

Net realized and unrealized gain
 on investments                                  3,575       40,791       (1,722)      7,801      16,595     33,802
                                              --------      -------      -------     -------     -------    -------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                    $  1,040      $46,227      $ 6,840     $60,100     $72,690    $82,090
                                              ========      =======      =======     =======     =======    =======

--------
*  Amount represents less than $500.

110                      See Notes to Financial Statements.



          Statements of Operations (continued)
---------------------------------------------------------------------------------------------------------------------
          WM GROUP OF FUNDS

          For the Year Ended October 31, 2004

          (In thousands)
     ----------------------------------------------------------------------------------------------------------------
                                                                      California
                                                                       Insured                 Tax-Exempt
                                             Tax-Exempt  California  Intermediate   Money        Money     California
                                                Bond      Municipal   Municipal     Market       Market       Money
                                                Fund        Fund        Fund        Fund          Fund        Fund
                                             ----------  ----------  ------------  -------     ----------  ----------
INVESTMENT INCOME:
Dividends                                      $    --     $    --     $    --     $    --        $  5        $  3
Interest                                        12,328      24,361       6,288      10,298         311         261
                                               -------     -------     -------     -------        ----        ----
      Total investment income                   12,328      24,361       6,288      10,298         316         264
                                               -------     -------     -------     -------        ----        ----
EXPENSES:
Investment advisory fee                          1,201       2,358         812       3,575         121         104
Custodian fees                                      11          18           8          27           2           2
Legal and audit fees                                35          40          34          47          29          29
Trustees' fees                                       7          13           4          22           1           1
Registration and filing fees                        64          27          26          64          17          11
Printing and postage expenses                       82          85          17         309          10          12
Other                                               74         100          41         122          13           9
Shareholder servicing and distribution fees:
   Class A Shares                                  491         602         179          --          --          --
   Class B Shares                                  401       2,245         815         614          --          --
   Class C Shares                                   41          64          94          61          --          --
Transfer agent fees:
   Class A Shares                                   85          87          18         328          18          21
   Class B Shares                                   16          71          29          97          --          --
   Class C Shares                                    2           2           3           7          --          --
                                               -------     -------     -------     -------        ----        ----
      Total expenses                             2,510       5,712       2,080       5,273         211         189
Fees waived by the investment advisor or
 the distributor                                    --          --          --        (290)         --         (55)
Fees reduced by custodian credits                   (1)         (1)         (1)         (2)         --*         --*
                                               -------     -------     -------     -------        ----        ----
      Net expenses                               2,509       5,711       2,079       4,981         211         134
                                               -------     -------     -------     -------        ----        ----
NET INVESTMENT INCOME                            9,819      18,650       4,209       5,317         105         130
                                               -------     -------     -------     -------        ----        ----
NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
Net realized gain/(loss) on:
   Security transactions                         3,325       1,691         557           1          --          --
   Forward foreign currency
    contracts and foreign currency
    transactions                                    --          --          --          --          --          --
   Futures contracts                              (716)        (27)     (1,133)         --          --          --
                                               -------     -------     -------     -------        ----        ----
   Net realized gain/(loss) on
    investment transactions                      2,609       1,664        (576)          1          --          --
                                               -------     -------     -------     -------        ----        ----
Net change in unrealized
 appreciation/depreciation of:
   Securities                                     (453)      4,795         789          --          --          --
   Forward foreign currency
    contracts                                       --          --          --          --          --          --
   Foreign currency, futures
    contracts and other
    assets and liabilities                         148         626         651          --          --          --
                                               -------     -------     -------     -------        ----        ----
Net change in unrealized
 appreciation/depreciation of
 investment transactions                          (305)      5,421       1,440          --          --          --
                                               -------     -------     -------     -------        ----        ----
Net realized and unrealized gain
 on investments                                  2,304       7,085         864           1          --          --
                                               -------     -------     -------     -------        ----        ----
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                     $12,123     $25,735     $ 5,073     $ 5,318        $105        $130
                                               =======     =======     =======     =======        ====        ====

--------
*  Amount represents less than $500.

                   See Notes to Financial Statements.                      111

          Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------
          WM GROUP OF FUNDS

          For the Year Ended October 31, 2004

          (In thousands)
     -------------------------------------------------------------------------------------------------------------------
                                                   Equity     Growth &   West Coast     Mid Cap               Small Cap
                                         REIT      Income      Income      Equity        Stock     Growth        Value
                                         Fund       Fund        Fund        Fund         Fund       Fund         Fund*
                                       --------  ----------  ----------  ----------    --------  ----------   ---------
Net investment income/(loss)           $  8,603  $   22,654  $   20,841  $    2,198    $  2,233  $     (606)   $  1,743
Net realized gain/(loss) on
 investment transactions                  5,453      (3,204)    (17,060)     28,703      24,345      39,917         941
Capital gain distributions
 received                                    32          --          --          --          --          --          --
Net change in unrealized
 appreciation/depreciation of
 investments                             55,284     164,274     153,422      65,518      32,323      14,218      18,682
                                       --------  ----------  ----------  ----------    --------  ----------    --------
Net increase in net assets
 resulting from operations               69,372     183,724     157,203      96,419      58,901      53,529      21,366
Distributions to shareholders from:
   Net investment income:
      Class A Shares                       (107)     (5,891)     (5,188)         --         (35)         --          --
      Class B Shares                        (51)       (973)         --          --          --          --          --
      Class C Shares                        (35)       (188)         (6)         --          --          --          --
      Class I Shares                     (6,014)    (14,964)    (12,393)       (437)     (1,465)         --          --
   Net realized gains on investments:
      Class A Shares                        (26)         --          --          --        (101)         --          --
      Class B Shares                        (21)         --          --          --         (46)         --          --
      Class C Shares                        (12)         --          --          --          (2)         --          --
      Class I Shares                     (1,358)         --          --          --        (974)         --          --
Net increase/(decrease) in net
 assets from Fund share
 transactions:
      Class A Shares                      4,940     124,517      (4,444)     50,313      15,975       4,016       2,784
      Class B Shares                      2,357      23,611     (29,486)      9,013         738     (24,063)        585
      Class C Shares                      1,774      25,693         640       4,987       1,132       1,389         389
      Class I Shares                     75,766     282,071     414,954     128,742     196,744     575,664     247,209
                                       --------  ----------  ----------  ----------    --------  ----------    --------
Net increase in net assets              146,585     617,600     521,280     289,037     270,867     610,535     272,333

NET ASSETS:
Beginning of year                       189,427     908,015   1,553,534     998,485     426,403     908,895          --
                                       --------  ----------  ----------  ----------    --------  ----------    --------
End of year                            $336,012  $1,525,615  $2,074,814  $1,287,522    $697,270  $1,519,430    $272,333
                                       ========  ==========  ==========  ==========    ========  ==========    ========
Undistributed net investment
 income at end of year                 $  1,069  $    1,513  $   16,668  $    1,509    $  1,624  $       58    $  1,739
                                       ========  ==========  ==========  ==========    ========  ==========    ========

* The Small Cap Value Fund commenced operations on March 1, 2004.


112                     See Notes to Financial Statements.



          Statements of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------------------
          WM GROUP OF FUNDS

          For the Year Ended October 31, 2004

          (In thousands)
     -------------------------------------------------------------------------------------------------------------------

                                                                                       U.S.
                                             Small Cap  International  Short Term   Government                  High
                                              Growth       Growth        Income     Securities    Income       Yield
                                               Fund         Fund          Fund         Fund        Fund         Fund
                                             ---------  -------------  ----------   ----------  ----------    --------
Net investment income/(loss)                 $  (2,535)   $  5,436      $  8,562    $   52,299  $   56,095    $ 48,288
Net realized gain/(loss) on
 investment transactions                        49,045       4,780          (215)          171       1,713      17,497
Net change in unrealized appreciation/
 depreciation of investments                   (45,470)     36,011        (1,507)        7,630      14,882      16,305
                                             ---------    --------      --------    ----------  ----------    --------
Net increase in net assets
 resulting from operations                       1,040      46,227         6,840        60,100      72,690      82,090
Distributions to shareholders from:
   Net investment income:
      Class A Shares                                --        (249)       (1,965)       (6,550)     (8,004)     (4,750)
      Class B Shares                                --          --          (898)       (6,926)     (7,906)     (5,554)
      Class C Shares                                --          (1)         (442)         (328)       (602)     (1,966)
      Class I Shares                                --      (4,799)       (5,343)      (46,885)    (44,097)    (38,653)
   Net realized gains on investments:
      Class A Shares                                --          --            --            --          --          --
      Class B Shares                                --          --            --            --          --          --
      Class C Shares                                --          --            --            --          --          --
      Class I Shares                                --          --            --            --          --          --
Net increase/(decrease) in net assets
 from Fund share transactions:
      Class A Shares                            16,352       9,571       (17,456)      (41,621)     (7,529)     33,689
      Class B Shares                            (5,355)       (757)      (12,276)      (92,848)    (44,155)     (7,690)
      Class C Shares                               551         333         1,258        (7,036)     (3,811)      7,493
      Class I Shares                          (105,981)    184,051        40,577       601,231     147,017      78,376
      Redemption fees                               --           1            --            --          --          --
                                             ---------    --------      --------    ----------  ----------    --------
Net increase/(decrease) in net assets          (93,393)    234,377        10,295       459,137     103,603     143,035

NET ASSETS:
Beginning of year                              436,946     348,033       263,516     1,100,042   1,042,463     581,604
                                             ---------    --------      --------    ----------  ----------    --------
End of year                                  $ 343,553    $582,410      $273,811    $1,559,179  $1,146,066    $724,639
                                             =========    ========      ========    ==========  ==========    ========
Undistributed net investment income at
 end of year                                 $      --    $  4,599      $     78    $      292  $      485    $    981
                                             =========    ========      ========    ==========  ==========    ========


               See Notes to Financial Statements.                          113



          Statements of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------------------
          WM GROUP OF FUNDS

          For the Year Ended October 31, 2004

          (In thousands)
     -------------------------------------------------------------------------------------------------------------------

                                                                     California
                                                                      Insured                 Tax-Exempt
                                             Tax-Exempt  California Intermediate   Money        Money     California
                                                Bond      Municipal   Municipal    Market       Market      Money
                                                Fund        Fund        Fund        Fund        Fund        Fund
                                             ----------  ---------- ------------  --------    ----------  ----------
Net investment income                         $  9,819    $ 18,650    $  4,209    $  5,317     $   105     $   130
Net realized gain/(loss) on
 investment transactions                         2,609       1,664        (576)          1          --          --
Net change in unrealized appreciation/
 depreciation of investments                      (305)      5,421       1,440          --          --          --
                                              --------    --------    --------    --------     -------     -------
Net increase in net assets
 resulting from operations                      12,123      25,735       5,073       5,318         105         130
Distributions to shareholders from:
   Net investment income:
      Class A Shares                            (8,313)    (10,374)     (2,155)     (4,740)       (105)       (130)
      Class B Shares                            (1,394)     (8,010)     (1,842)        (34)         --          --
      Class C Shares                              (142)       (227)       (212)         (4)         --          --
      Class I Shares                                --          --          --        (539)         --          --
   Net realized gains on investments:
      Class A Shares                            (2,309)         --        (696)         --          --          --
      Class B Shares                              (496)         --        (847)         --          --          --
      Class C Shares                               (50)         --         (94)         --          --          --
      Class I Shares                                --          --          --          --          --          --
Net increase/(decrease) in net assets
 from Fund share transactions:
      Class A Shares                           (22,261)    (24,046)     (8,913)   (177,905)     (3,040)     (4,664)
      Class B Shares                            (9,517)    (62,790)    (21,746)    (26,548)         --          --
      Class C Shares                              (682)     (2,993)     (1,527)      3,434          --          --
      Class I Shares                                --          --          --      66,839          --          --
                                              --------    --------    --------    --------     -------     -------
Net decrease in net assets                     (33,041)    (82,705)    (32,959)   (134,179)     (3,040)     (4,664)

NET ASSETS:
Beginning of year                              256,826     516,149     178,996     817,194      30,162      24,730
                                              --------    --------    --------    --------     -------     -------
End of year                                   $223,785    $433,444    $146,037    $683,015     $27,122     $20,066
                                              ========    ========    ========    ========     =======     =======

Undistributed net investment income
 at end of year                               $    207    $    134    $     61    $     --     $    --     $    --
                                              ========    ========    ========    ========     =======     =======

114                    See Notes to Financial Statements.



          Statements of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------------------
          WM GROUP OF FUNDS

          For the Year Ended October 31, 2003

          (In thousands)
     -------------------------------------------------------------------------------------------------------------------

                                                           Equity    Growth &    West Coast    Mid Cap
                                                REIT       Income     Income       Equity       Stock      Growth
                                                Fund*       Fund       Fund         Fund        Fund        Fund
                                              --------    --------  ----------   ----------   --------    --------
Net investment income/(loss)                  $  3,943    $ 17,884  $   16,097    $    891    $  1,017    $ (2,473)
Net realized gain/(loss) on
 investment transactions                           351      (1,976)    (48,720)     (2,358)      2,758     (22,380)
Net change in unrealized appreciation/
 depreciation of investments                    29,565     142,701     251,269     249,254      68,840     163,238
                                              --------    --------  ----------    --------    --------    --------
Net increase in net assets
 resulting from operations                      33,859     158,609     218,646     247,787      72,615     138,385
Distributions to shareholders from:
   Net investment income:
      Class A Shares                               (25)     (5,278)     (4,443)         --          --          --
      Class B Shares                               (20)     (1,310)         --          --          --          --
      Class C Shares                                (7)        (45)         (2)         --          --          --
      Class I Shares                            (2,428)    (10,743)     (8,955)         --        (731)         --
   Net realized gains on investments:
      Class A Shares                                --          --          --          --          --          --
      Class B Shares                                --          --          --          --          --          --
      Class C Shares                                --          --          --          --          --          --
      Class I Shares                                --          --          --          --          --          --
Net increase/(decrease) in net assets
 from Fund share transactions:
      Class A Shares                             2,871      24,812     (13,099)     13,010       3,423       1,597
      Class B Shares                             2,536       4,186     (25,890)    (11,883)      1,097     (19,346)
      Class C Shares                             1,223       3,615         499       1,627         433         284
      Class I Shares                           151,418     101,118     116,890      73,546      76,625     207,625
                                              --------    --------  ----------    --------    --------    --------
Net increase in net assets                     189,427     274,964     283,646     324,087     153,462     328,545

NET ASSETS:
Beginning of year                                   --     633,051   1,269,888     674,398     272,941     580,350
                                              --------    --------  ----------    --------    --------    --------
End of year                                   $189,427    $908,015  $1,553,534    $998,485    $426,403    $908,895
                                              ========    ========  ==========    ========    ========    ========

Undistributed net investment income
 at end of year                               $    939    $  2,013  $   13,414    $    432    $    893    $     59
                                              ========    ========  ==========    ========    ========    ========

--------
*  The REIT Fund commenced operations on March 1, 2003.


                 See Notes to Financial Statements.                        115



          Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------------------------------------------------
          WM GROUP OF FUNDS

          For the Year Ended October 31, 2003

          (In thousands)
     ---------------------------------------------------------------------------------------------------------------------

                                                                                        U.S.
                                              Small Cap  International  Short Term   Government                   High
                                               Growth        Growth        Income    Securities      Income       Yield
                                               Fund**        Fund          Fund        Fund           Fund        Fund
                                              ---------  -------------  ----------   ----------    ----------   ---------
Net investment income/(loss)                  $ (1,131)    $  2,540      $  6,961    $   35,146    $   51,298   $  36,042
Net realized gain/(loss) on
 investment transactions                       (39,625)     (12,285)         (120)        3,661          (554)    (16,228)
Net change in unrealized appreciation/
 depreciation of investments                   198,438       73,387         3,462       (22,244)       34,433      88,798
                                              --------     --------      --------    ----------    ----------   ---------
Net increase in net assets
 resulting from operations                     157,682       63,642        10,303        16,563        85,177     108,612
Distributions to shareholders from:
   Net investment income:
      Class A Shares                                --         (132)       (1,634)       (9,254)       (8,813)     (2,848)
      Class B Shares                                --           --        (1,127)      (11,697)       (9,963)     (5,361)
      Class C Shares                                --           --*         (365)         (645)         (702)       (926)
      Class I Shares                                --       (2,398)       (4,377)      (23,771)      (37,421)    (30,363)
   Net realized gains on investments:
      Class A Shares                                --           --            --            --            --          --
      Class B Shares                                --           --            --            --            --          --
      Class C Shares                                --           --            --            --            --          --
      Class I Shares                                --           --            --            --            --          --
Net increase/(decrease) in net assets
 from Fund share transactions:
      Class A Shares                             8,514          (33)       43,313       (13,689)       18,854      30,461
      Class B Shares                            (3,193)      (1,504)       19,193       (11,451)       47,302      29,384
      Class C Shares                               246           24        12,002         2,282         7,310      20,399
      Class I Shares                            92,786       77,066        38,527       306,496       172,935     127,185
      Redemption fees                               --          128            --            --            --          --
                                              --------     --------      --------    ----------    ----------   ---------
Net increase in net assets                     256,035      136,793       115,835       254,834       274,679     276,543

NET ASSETS:
Beginning of year                              180,911      211,240       147,681       845,208       767,784     305,061
                                              --------     --------      --------    ----------    ----------   ---------
End of year                                   $436,946     $348,033      $263,516    $1,100,042    $1,042,463   $ 581,604
                                              ========     ========      ========    ==========    ==========   =========
Undistributed net investment income
 at end of year                               $     --     $  4,050      $     18    $      530    $      883   $     617
                                              ========     ========      ========    ==========    ==========   =========

--------
 * Amount represents less than $500.
** Formerly the Small Cap Stock Fund.


116                       See Notes to Financial Statements.



          Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------------------------------------------------
          WM GROUP OF FUNDS

          For the Year Ended October 31, 2003

          (In thousands)
     ---------------------------------------------------------------------------------------------------------------------

                                                                        California
                                                                          Insured                Tax-Exempt
                                             Tax-Exempt   California   Intermediate    Money        Money    California
                                                Bond       Municipal     Municipal     Market       Market      Money
                                                Fund         Fund          Fund         Fund        Fund        Fund
                                             ----------   ----------   ------------  ---------   ----------  ----------
Net investment income                         $ 10,797     $ 21,643      $  4,981    $   6,191     $   160     $   132
Net realized gain/(loss) on
 investment transactions                         3,451         (585)        2,643           --*         --*         --
Net change in unrealized appreciation/
 depreciation of investments                    (1,438)      (2,957)       (1,578)          --          --          --
                                              --------     --------      --------    ---------     -------     -------
Net increase in net assets
 resulting from operations                      12,810       18,101         6,046        6,191         160         132
Distributions to shareholders from:
   Net investment income:
      Class A Shares                            (9,009)     (11,448)       (2,332)      (5,447)       (160)       (132)
      Class B Shares                            (1,677)      (9,904)       (2,389)         (49)         --          --
      Class C Shares                              (117)        (299)         (256)          (3)         --          --
      Class I Shares                                --           --            --         (692)         --          --
   Net realized gains on investments:
      Class A Shares                            (1,785)      (1,820)         (290)          --          --          --
      Class B Shares                              (397)      (1,892)         (455)          --          --          --
      Class C Shares                               (21)         (45)          (43)          --          --          --
      Class I Shares                                --           --            --           --          --          --
Net increase/(decrease) in net assets
 from Fund share transactions:
      Class A Shares                            (6,143)     (30,048)       18,113       18,955      (3,138)     (2,942)
      Class B Shares                            (2,166)     (36,607)        3,952      (25,219)         --          --
      Class C Shares                             1,955        1,689         2,355        1,370          --          --
      Class I Shares                                --           --            --     (144,414)         --          --
                                              --------     --------      --------    ---------     -------     -------
Net increase/(decrease) in net assets           (6,550)     (72,273)       24,701     (149,308)     (3,138)     (2,942)

NET ASSETS:
Beginning of year                              263,376      588,422       154,295      966,502      33,300      27,672
                                              --------     --------      --------    ---------     -------     -------
End of year                                   $256,826     $516,149      $178,996    $ 817,194     $30,162     $24,730
                                              ========     ========      ========    =========     =======     =======
Undistributed net investment income
 at end of year                               $    119     $     39      $     62    $      --     $    --     $    --
                                              ========     ========      ========    =========     =======     =======

--------
*  Amount represents less than $500.

                See Notes to Financial Statements.                         117

          Statements of Changes in Net Assets -- Capital Stock Activity
----------------------------------------------------------------------------------------------------------------------
          WM GROUP OF FUNDS

          (In thousands)
     -----------------------------------------------------------------------------------------------------------------
                                                                                                    Growth &
                                                   REIT Fund**         Equity Income Fund          Income Fund
                                             ----------------------  ----------------------  ----------------------
                                             Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                              10/31/04    10/31/03    10/31/04    10/31/03    10/31/04    10/31/03
                                             ----------  ----------  ----------  ----------  ----------  ----------
AMOUNT
   Class A:
      Sold                                     $ 7,159    $  2,955    $162,748    $ 56,481    $ 72,979    $ 66,365
      Issued as reinvestment of dividends          116          22       5,448       4,956       5,039       4,315
      Redeemed                                  (2,335)       (106)    (43,679)    (36,625)    (82,462)    (83,779)
                                               -------    --------    --------    --------    --------    --------
      Net increase/(decrease)                  $ 4,940    $  2,871    $124,517    $ 24,812    $ (4,444)   $(13,099)
                                               =======    ========    ========    ========    ========    ========

   Class B:
      Sold                                     $ 4,003    $  2,702    $ 45,625    $ 26,991    $  9,828    $ 10,310
      Issued as reinvestment of dividends           56          15         911       1,258          --          --
      Redeemed                                  (1,702)       (181)    (22,925)    (24,063)    (39,314)    (36,200)
                                               -------    --------    --------    --------    --------    --------
      Net increase/(decrease)                  $ 2,357    $  2,536    $ 23,611    $  4,186    $(29,486)   $(25,890)
                                               =======    ========    ========    ========    ========    ========

   Class C:
      Sold                                     $ 2,929    $  1,369    $ 28,418    $  4,653    $  1,005    $    650
      Issued as reinvestment of dividends           43           6         154          36           6           2
      Redeemed                                  (1,198)       (152)     (2,879)     (1,074)       (371)       (153)
                                               -------    --------    --------    --------    --------    --------
      Net increase                             $ 1,774      $1,223    $ 25,693    $  3,615    $    640    $    499
                                               =======    ========    ========    ========    ========    ========

   Class I:
      Sold                                     $70,279    $149,045    $267,857    $129,517    $409,181    $200,685
      Issued as reinvestment of dividends        7,372       2,428      14,964      10,743      12,393       8,955
      Redeemed                                  (1,885)        (55)       (750)    (39,142)     (6,620)    (92,750)
                                               -------    --------    --------    --------    --------    --------
      Net increase                             $75,766    $151,418    $282,071    $101,118    $414,954    $116,890
                                               =======    ========    ========    ========    ========    ========

SHARES
   Class A:
      Sold                                         508         261       9,548       4,099       3,128       3,449
      Issued as reinvestment of dividends            8           2         322         365         229         232
      Redeemed                                    (170)         (9)     (2,574)     (2,707)     (3,552)     (4,358)
                                               -------    --------    --------    --------    --------    --------
      Net increase/(decrease)                      346         254       7,296       1,757        (195)       (677)
                                               =======    ========    ========    ========    ========    ========

   Class B:
      Sold                                         284         241       2,704       1,956         440         545
      Issued as reinvestment of dividends            4           1          54          93          --          --
      Redeemed                                    (125)        (16)     (1,368)     (1,791)     (1,757)     (1,942)
                                               -------    --------    --------    --------    --------    --------
      Net increase/(decrease)                      163         226       1,390         258      (1,317)     (1,397)
                                               =======    ========    ========    ========    ========    ========

   Class C:
      Sold                                         213         118       1,695         322          46          33
      Issued as reinvestment of dividends            3           1           9           3          --*         --*
      Redeemed                                     (86)        (13)       (172)        (76)        (17)         (8)
                                               -------    --------    --------    --------    --------    --------
      Net increase                                 130         106       1,532         249          29          25
                                               =======    ========    ========    ========    ========    ========

   Class I:
      Sold                                       5,257      14,399      15,991       9,118      17,733       9,825
      Issued as reinvestment of dividends          532         209         885         789         561         480
      Redeemed                                    (139)         (5)        (45)     (3,141)       (284)     (5,242)
                                               -------    --------    --------    --------    --------    --------
      Net increase                               5,650      14,603      16,831       6,766      18,010       5,063
                                               =======    ========    ========    ========    ========    ========

--------
  *  Amount represents less than 500 shares.
 **  The REIT Fund commenced operations on March 1, 2003.
***  The Small Cap Value Fund commenced operations on March 1, 2004.

118                  See Notes to Financial Statements.



---------------------------------------------------------------------------------------------------------------------------------



     ----------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Small Cap
                                             West Coast Equity Fund    Mid Cap Stock Fund          Growth Fund       Value Fund***
                                             ----------------------  ----------------------  ----------------------  -------------
                                             Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Period Ended
                                              10/31/04    10/31/03    10/31/04    10/31/03    10/31/04    10/31/03     10/31/04
                                             ----------  ----------  ----------  ----------  ----------  ----------  -------------
AMOUNT
   Class A:
      Sold                                    $116,678    $ 74,984    $ 25,203    $ 13,942    $ 28,670    $ 22,793     $  2,899
      Issued as reinvestment of dividend            --          --         133          --          --          --           --
      Redeemed                                 (66,365)    (61,975)     (9,361)    (10,519)    (24,654)    (21,196)        (115)
                                              --------    --------    --------    --------    --------    --------     --------
      Net increase/(decrease)                 $ 50,313    $ 13,009    $ 15,975    $  3,423    $  4,016    $  1,597     $  2,784
                                              ========    ========    ========    ========    ========    ========     ========

   Class B:
      Sold                                    $ 34,227    $ 19,122    $  3,822    $  4,263    $  6,706    $  8,554     $    706
      Issued as reinvestment of dividends           --          --          45          --          --          --           --
      Redeemed                                 (25,214)    (31,005)     (3,129)     (3,166)    (30,769)    (27,900)        (121)
                                              --------    --------    --------    --------    --------    --------     --------
      Net increase/(decrease)                 $  9,013    $(11,883)   $    738    $  1,097    $(24,063)   $(19,346)    $    585
                                              ========    ========    ========    ========    ========    ========     ========

   Class C:
      Sold                                    $  7,311    $  2,289    $  1,293    $    535    $  1,636    $    868     $    473
      Issued as reinvestment of dividends           --          --           2          --          --          --           --
      Redeemed                                  (2,324)       (662)       (163)       (102)       (247)       (584)         (84)
                                              --------    --------    --------    --------    --------    --------     --------
      Net increase                            $  4,987    $  1,627    $  1,132    $    433    $  1,389    $    284     $    389
                                              ========    ========    ========    ========    ========    ========     ========

   Class I:
      Sold                                    $133,663    $ 76,832    $195,470    $ 89,217    $575,894    $221,664     $247,359
      Issued as reinvestment of dividends          437          --       2,440         731          --          --           --
      Redeemed                                  (5,358)     (3,286)     (1,166)    (13,323)       (230)    (14,039)        (150)
                                              --------    --------    --------    --------    --------    --------     --------
      Net increase                            $128,742    $ 73,546    $196,744    $ 76,625    $575,664    $207,625     $247,209
                                              ========    ========    ========    ========    ========    ========     ========

SHARES
   Class A:
      Sold                                       3,420       2,844       1,521       1,031       1,994       1,869          287
      Issued as reinvestment of dividends           --          --           8          --          --          --           --
      Redeemed                                  (1,955)     (2,401)       (563)       (790)     (1,724)     (1,764)         (11)
                                              --------    --------    --------    --------    --------    --------     --------
      Net increase/(decrease)                    1,465         443         966         241         270         105          276
                                              ========    ========    ========    ========    ========    ========     ========

   Class B:
      Sold                                       1,114         780         241         326         515         765           70
      Issued as reinvestment of dividends           --          --           3          --          --          --           --
      Redeemed                                    (824)     (1,290)       (197)       (245)     (2,363)     (2,551)         (11)
                                              --------    --------    --------    --------    --------    --------     --------
      Net increase/(decrease)                      290        (510)         47          81      (1,848)     (1,786)          59
                                              ========    ========    ========    ========    ========    ========     ========

   Class C:
      Sold                                         238          87          81          40         125          77           46
      Issued as reinvestment of dividends           --          --          --*         --          --          --           --
      Redeemed                                     (76)        (26)        (10)         (7)        (19)        (51)          (8)
                                              --------    --------    --------    --------    --------    --------     --------
      Net increase                                 162          61          71          33         106          26           38
                                              ========    ========    ========    ========    ========    ========     ========

   Class I:
      Sold                                       3,925       2,740      11,766       6,369      38,649      17,849       24,787
      Issued as reinvestment of dividends           13          --         153          57          --          --           --
      Redeemed                                    (160)       (139)        (71)     (1,069)        (16)     (1,249)         (15)
                                              --------    --------    --------    --------    --------    --------     --------
      Net increase                               3,778       2,601      11,848       5,357      38,633      16,600       24,772
                                              ========    ========    ========    ========    ========    ========     ========

                 See Notes to Financial Statements.                        119



          Statements of Changes in Net Assets -- Capital Stock Activity
--------------------------------------------------------------------------------------------------------------
          WM GROUP OF FUNDS

          (In thousands)
     ---------------------------------------------------------------------------------------------------------
                                               Small Cap             International           Short Term
                                              Growth Fund+            Growth Fund            Income Fund
                                        ----------------------  ----------------------  ----------------------
                                        Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                         10/31/04    10/31/03    10/31/04    10/31/03    10/31/04    10/31/03
                                        ----------  ----------  ----------  ----------  ----------  ----------
AMOUNT
   Class A:
      Sold                              $  39,482    $ 24,009    $ 17,317    $ 24,133    $ 27,980    $ 71,736
      Issued as reinvestment of
       dividends                               --          --         245         129       1,356       1,216
      Redeemed                            (23,130)    (15,495)     (7,991)    (24,295)    (46,792)    (29,639)
                                        ---------    --------    --------    --------    --------    --------
      Net increase/(decrease)           $  16,352    $  8,514    $  9,571    $    (33)   $(17,456)   $ 43,313
                                        =========    ========    ========    ========    ========    ========

   Class B:
      Sold                              $   4,111    $  2,742    $  1,369    $    498    $  8,280    $ 36,739
      Issued as reinvestment of
       dividends                               --          --          --          --         739         961
      Redeemed                             (9,466)     (5,935)     (2,126)     (2,002)    (21,295)    (18,507)
                                        ---------    --------    --------    --------    --------    --------
      Net increase/(decrease)           $  (5,355)   $ (3,193)   $   (757)   $ (1,504)   $(12,276)   $ 19,193
                                        =========    ========    ========    ========    ========    ========

   Class C:
      Sold                              $     956    $    253    $    639    $     46    $ 14,060    $ 20,332
      Issued as reinvestment of
       dividends                               --          --           1          --*        366         297
      Redeemed                               (405)         (7)       (307)        (22)    (13,168)     (8,627)
                                        ---------    --------    --------    --------    --------    --------
      Net increase/(decrease)           $     551    $    246    $    333    $     24    $  1,258    $ 12,002
                                        =========    ========    ========    ========    ========    ========

   Class I:
      Sold                              $  53,652    $ 94,896    $179,477    $ 75,087    $ 35,609    $ 43,564
      Issued as reinvestment of
       dividends                               --          --       4,799       2,398       5,343       4,377
      Redeemed                           (159,633)     (2,110)       (225)       (419)       (375)     (9,414)
                                        ---------    --------    --------    --------    --------    --------
      Net increase/(decrease)           $(105,981)   $ 92,786    $184,051    $ 77,066    $ 40,577    $ 38,527
                                        =========    ========    ========    ========    ========    ========

SHARES
   Class A:
      Sold                                  2,794       2,424       1,935       3,439      11,724      29,949
      Issued as reinvestment of
       dividends                               --          --          29          19         567         508
      Redeemed                             (1,699)     (1,609)       (896)     (3,460)    (19,591)    (12,377)
                                        ---------    --------    --------    --------    --------    --------
      Net increase/(decrease)               1,095         815       1,068          (2)     (7,300)     18,080
                                        =========    ========    ========    ========    ========    ========

   Class B:
      Sold                                    326         284         158          71       3,475      15,353
      Issued as reinvestment of
       dividends                               --          --          --          --         310         402
      Redeemed                               (771)       (700)       (246)       (298)     (8,916)     (7,735)
                                        ---------    --------    --------    --------    --------    --------
      Net increase/(decrease)                (445)       (416)        (88)       (227)     (5,131)      8,020
                                        =========    ========    ========    ========    ========    ========

   Class C:
      Sold                                     74          25          75           6       5,891       8,484
      Issued as reinvestment of
       dividends                               --          --          --**        --**       154         124
      Redeemed                                (33)         (1)        (35)         (3)     (5,520)     (3,601)
                                        ---------    --------    --------    --------    --------    --------
      Net increase/(decrease)                  41          24          40           3         525       5,007
                                        =========    ========    ========    ========    ========    ========

   Class I:
      Sold                                  3,920       9,921      20,051      10,121      14,915      18,183
      Issued as reinvestment of
       dividends                               --          --         563         353       2,240       1,829
      Redeemed                            (10,697)       (201)        (26)        (62)       (158)     (3,958)
                                        ---------    --------    --------    --------    --------    --------
      Net increase/(decrease)              (6,777)      9,720      20,588      10,412      16,997      16,054
                                        =========    ========    ========    ========    ========    ========

--------
 * Amount represents less than $500.
** Amount represents less than 500 shares.
 + Formerly the Small Cap Stock Fund.


120                   See Notes to Financial Statements.



-------------------------------------------------------------------------------------------------------------------------------



     --------------------------------------------------------------------------------------------------------------------------
                                    U.S. Government
                                    Securities Fund            Income Fund           High Yield Fund      Tax-Exempt Bond Fund
                                 ----------------------  ----------------------  ----------------------  ----------------------
                                 Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                  10/31/04    10/31/03    10/31/04    10/31/03    10/31/04    10/31/03    10/31/04    10/31/03
                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
AMOUNT
   Class A:
      Sold                       $  14,876   $  69,243    $ 35,193    $ 60,366    $ 66,774    $ 82,999    $ 13,239    $ 37,452
      Issued as reinvestment of
       dividends                     4,770       6,886       5,097       5,763       2,383       1,486       7,522       7,653
      Redeemed                     (61,267)    (89,818)    (47,819)    (47,275)    (35,468)    (54,024)    (43,022)    (51,248)
                                 ---------   ---------    --------    --------    --------    --------    --------    --------
      Net increase/(decrease)    $ (41,621)  $ (13,689)   $ (7,529)   $ 18,854    $ 33,689    $ 30,461    $(22,261)   $ (6,143)
                                 =========   =========    ========    ========    ========    ========    ========    ========

   Class B:
      Sold                       $   7,088   $ 113,475    $ 23,555    $110,302    $ 20,058    $ 45,952    $  1,559    $ 12,667
      Issued as reinvestment of
       dividends                     5,486       9,525       4,768       6,133       2,426       2,344       1,299       1,402
      Redeemed                    (105,422)   (134,451)    (72,478)    (69,133)    (30,174)    (18,912)    (12,375)    (16,235)
                                 ---------   ---------    --------    --------    --------    --------    --------    --------
      Net increase/(decrease)    $ (92,848)  $ (11,451)   $(44,155)   $ 47,302    $ (7,690)   $ 29,384    $ (9,517)   $ (2,166)
                                 =========   =========    ========    ========    ========    ========    ========    ========

   Class C:
      Sold                       $   1,945   $  18,299    $  4,123    $ 15,209    $ 19,533    $ 22,849    $  1,645    $  3,001
      Issued as reinvestment of
       dividends                       245         498         411         493         995         494         150         118
      Redeemed                      (9,226)    (16,515)     (8,345)     (8,392)    (13,035)     (2,944)     (2,477)     (1,164)
                                 ---------   ---------    --------    --------    --------    --------    --------    --------
      Net increase/(decrease)    $  (7,036)  $   2,282    $ (3,811)   $  7,310    $  7,493    $ 20,399    $   (682)   $  1,955
                                 =========   =========    ========    ========    ========    ========    ========    ========

   Class I:
      Sold                       $ 557,045   $ 288,492    $147,970    $167,205    $ 77,684    $107,483
      Issued as reinvestment of
       dividends                    46,885      23,771      44,097      37,421      38,653      30,363
      Redeemed                      (2,699)     (5,767)    (45,050)    (31,691)    (37,961)    (10,661)
                                 ---------   ---------    --------    --------    --------    --------
      Net increase/(decrease)    $ 601,231   $ 306,496    $147,017    $172,935    $ 78,376    $127,185
                                 =========   =========    ========    ========    ========    ========

SHARES
   Class A:
      Sold                           1,367       6,234       3,736       6,421       8,227      11,040       1,669       4,702
      Issued as reinvestment of
       dividends                       440         622         542         617         293         198         953         962
      Redeemed                      (5,655)     (8,146)     (5,105)     (5,074)     (4,404)     (7,111)     (5,470)     (6,452)
                                 ---------   ---------    --------    --------    --------    --------    --------    --------
      Net increase/(decrease)       (3,848)     (1,290)       (827)      1,964       4,116       4,127      (2,848)       (788)
                                 =========   =========    ========    ========    ========    ========    ========    ========

   Class B:
      Sold                             651      10,189       2,495      11,762       2,460       6,182         196       1,587
      Issued as reinvestment of
       dividends                       506         861         506         654         298         313         164         176
      Redeemed                      (9,721)    (12,238)     (7,711)     (7,403)     (3,708)     (2,527)     (1,569)     (2,047)
                                 ---------   ---------    --------    --------    --------    --------    --------    --------
      Net increase/(decrease)       (8,564)     (1,188)     (4,710)      5,013        (950)      3,968      (1,209)       (284)
                                 =========   =========    ========    ========    ========    ========    ========    ========

   Class C:
      Sold                             179       1,646         436       1,623       2,395       3,042         209         375
      Issued as reinvestment of
       dividends                        22          45          44          53         122          65          19          14
      Redeemed                        (852)     (1,503)       (888)       (899)     (1,613)       (389)       (314)       (146)
                                 ---------   ---------    --------    --------    --------    --------    --------    --------
      Net increase/(decrease)         (651)        188        (408)        777         904       2,718         (86)        243
                                 =========   =========    ========    ========    ========    ========    ========    ========

   Class I:
      Sold                          51,228      26,164      15,782      17,970       9,657      14,436
      Issued as reinvestment of
       dividends                     4,324       2,152       4,687       4,001       4,768       4,104
      Redeemed                        (251)       (518)     (4,919)     (3,401)     (4,803)     (1,513)
                                 ---------   ---------    --------    --------    --------    --------
      Net increase/(decrease)       55,301      27,798      15,550      18,570       9,622      17,027
                                 =========   =========    ========    ========    ========    ========

              See Notes to Financial Statements.                           121



          Statements of Changes in Net Assets -- Capital Stock Activity
----------------------------------------------------------------------------------------------------------------
          WM GROUP OF FUNDS

          (In thousands)
     -----------------------------------------------------------------------------------------------------------
                                                                 California Insured
                                             California             Intermediate
                                           Municipal Fund          Municipal Fund          Money Market Fund
                                      -----------------------  ----------------------   ------------------------
                                      Year Ended   Year Ended  Year Ended  Year Ended   Year Ended    Year Ended
                                       10/31/04     10/31/03    10/31/04    10/31/03     10/31/04      10/31/03
                                      ----------   ----------  ----------  ----------   -----------   ----------
AMOUNT
   Class A:
      Sold                             $ 24,927    $  40,491    $ 23,303    $ 57,345    $   847,283   $  540,768
      Issued as reinvestment of
       dividends                          6,426        8,684       2,055       1,916          4,517        4,207
      Redeemed                          (55,399)     (79,223)    (34,271)    (41,148)    (1,029,705)    (526,020)
                                       --------    ---------    --------    --------    -----------   ----------
      Net increase/(decrease)          $(24,046)   $ (30,048)   $ (8,913)   $ 18,113    $  (177,905)  $   18,955
                                       ========    =========    ========    ========    ===========   ==========

   Class B:
      Sold                             $  4,784    $  32,825    $  4,663    $ 32,897    $    36,057   $   72,301
      Issued as reinvestment of
       dividends                          5,344        8,456       2,142       2,258             30           46
      Redeemed                          (72,918)     (77,888)    (28,551)    (31,203)       (62,635)     (97,566)
                                       --------    ---------    --------    --------    -----------   ----------
      Net increase/(decrease)          $(62,790)   $ (36,607)   $(21,746)   $  3,952    $   (26,548)  $  (25,219)
                                       ========    =========    ========    ========    ===========   ==========

   Class C:
      Sold                             $    636    $   5,866    $  1,901    $  7,940    $    14,376   $   13,554
      Issued as reinvestment of
       dividends                            169          279         231         238              3            2
      Redeemed                           (3,798)      (4,456)     (3,659)     (5,823)       (10,945)     (12,186)
                                       --------    ---------    --------    --------    -----------   ----------
      Net increase/(decrease)          $ (2,993)   $   1,689    $ (1,527)   $  2,355    $     3,434   $    1,370
                                       ========    =========    ========    ========    ===========   ==========

   Class I:
      Sold                                                                              $   134,300   $   43,936
      Issued as reinvestment of
       dividends                                                                                539          692
      Redeemed                                                                              (68,000)    (189,042)
                                                                                        -----------   ----------
      Net increase/(decrease)                                                           $    66,839   $ (144,414)
                                                                                        ===========   ==========

SHARES
   Class A:
      Sold                                2,208        3,569       2,102       5,143        847,283      540,768
      Issued as reinvestment of
       dividends                            570          768         186         172          4,517        4,207
      Redeemed                           (4,937)      (7,049)     (3,137)     (3,713)    (1,029,705)    (526,020)
                                       --------    ---------    --------    --------    -----------   ----------
      Net increase/(decrease)            (2,159)      (2,712)       (849)      1,602       (177,905)      18,955
                                       ========    =========    ========    ========    ===========   ==========

   Class B:
      Sold                                  424        2,891         422       2,949         36,057       72,301
      Issued as reinvestment of
       dividends                            474          748         194         203             30           46
      Redeemed                           (6,500)      (6,933)     (2,586)     (2,814)       (62,635)     (97,566)
                                       --------    ---------    --------    --------    -----------   ----------
      Net increase/(decrease)            (5,602)      (3,294)     (1,970)        338        (26,548)     (25,219)
                                       ========    =========    ========    ========    ===========   ==========

   Class C:
      Sold                                   56          516         171         712         14,376       13,554
      Issued as reinvestment of
       dividends                             15           25          21          21              3            2
      Redeemed                             (339)        (398)       (332)       (524)       (10,945)     (12,186)
                                       --------    ---------    --------    --------    -----------   ----------
      Net increase/(decrease)              (268)         143        (140)        209          3,434        1,370
                                       ========    =========    ========    ========    ===========   ==========

   Class I:
      Sold                                                                                  134,300       43,936
      Issued as reinvestment of
       dividends                                                                                539          692
      Redeemed                                                                              (68,000)    (189,042)
                                                                                        -----------   ----------
      Net increase/(decrease)                                                                66,839     (144,414)
                                                                                        ===========   ==========

122                      See Notes to Financial Statements.




-----------------------------------------------------------------------------------




-----------------------------------------------------------------------------------


                                            Tax-Exempt               California
                                        Money Market Fund            Money Fund
                                      ----------------------   ----------------------
                                      Year Ended  Year Ended   Year Ended  Year Ended
                                       10/31/04    10/31/03     10/31/04    10/31/03
                                      ----------  ----------   ----------  ----------
AMOUNT
   Class A:
      Sold                             $ 45,203    $ 40,843     $ 35,029    $ 31,012
      Issued as reinvestment of
       dividends                            103         155          129         132
      Redeemed                          (48,346)    (44,136)     (39,822)    (34,086)
                                       --------    --------     --------    --------
      Net increase/(decrease)          $ (3,040)   $ (3,138)    $ (4,664)   $ (2,942)
                                       ========    ========     ========    ========

   Class B:
      Sold
      Issued as reinvestment of
       dividends
      Redeemed

      Net increase/(decrease)


   Class C:
      Sold
      Issued as reinvestment of
       dividends
      Redeemed

      Net increase/(decrease)


   Class I:
      Sold
      Issued as reinvestment of
       dividends
      Redeemed

      Net increase/(decrease)


SHARES
   Class A:
      Sold                               45,203      40,843       35,029      31,012
      Issued as reinvestment of
       dividends                            103         155          129         132
      Redeemed                          (48,346)    (44,136)     (39,822)    (34,086)
                                       --------    --------     --------    --------
      Net increase/(decrease)            (3,040)     (3,138)      (4,664)     (2,942)
                                       ========    ========     ========    ========

   Class B:
      Sold
      Issued as reinvestment of
       dividends
      Redeemed

      Net increase/(decrease)


   Class C:
      Sold
      Issued as reinvestment of
       dividends
      Redeemed

      Net increase/(decrease)


   Class I:
      Sold
      Issued as reinvestment of
       dividends
      Redeemed

      Net increase/(decrease)

                      See Notes to Financial Statements.                    123

          Financial Highlights
--------------------------------------------------------------------------------------------------------

          For a Fund share outstanding throughout each period.

     ---------------------------------------------------------------------------------------------------
REIT Fund                                     Class A
                                              --------------------
Years Ended October 31                          2004       2003(3)
                                              --------------------
Net asset value, beginning of period          $  12.46    $  10.00
                                              --------    --------

  Income from investment operations:
    Net investment income                         0.39(4)     0.28(4)
    Net realized and unrealized gain on
     investments                                  3.13        2.35
                                              --------    --------
      Total from investment operations            3.52        2.63
                                              --------    --------
  Less distributions:
    Dividends from net investment income         (0.31)      (0.17)
    Distributions from net realized
     capital gains                               (0.05)         --
                                              --------    --------
    Total distributions                          (0.36)      (0.17)
                                              --------    --------
Net asset value, end of period                $  15.62    $  12.46
                                              ========    ========
Total Return(1)                                 28.71%      26.43%
  Ratios to average net assets/
   supplemental data:
    Net assets, end of period
     (in 000's)                               $  9,376    $  3,159
    Ratio of operating expenses to
     average net assets                          1.33%       1.41%(5)
    Ratio of net investment income to
     average net assets                          2.82%       3.60%(5)
    Portfolio turnover rate                         5%          7%
    Ratio of operating expenses to
     average net assets without fee
     waivers, expenses reimbursed
     and/or fees reduced by credits
     allowed by the custodian(2)                 1.33%       1.41%(5)

Equity Income Fund                             Class A
                                              --------------------------------------------------------
Years Ended October 31                          2004        2003        2002        2001        2000
                                              --------------------------------------------------------
Net asset value, beginning of
 period                                       $  15.46    $  12.73    $  14.85    $  15.59    $  14.60
                                              --------    --------    --------    --------    --------

  Income from investment operations:
    Net investment income                         0.29(4)     0.33(4)     0.40(4)     0.48(4)     0.49(4)
    Net realized and unrealized gain/
     (loss) on investments                        2.33        2.73       (1.85)       0.37        1.42
                                              --------    --------    --------    --------    --------
      Total from investment operations            2.62        3.06       (1.45)       0.85        1.91
                                              --------    --------    --------    --------    --------
  Less distributions:
    Dividends from net investment income         (0.29)      (0.33)      (0.35)      (0.46)      (0.48)
    Distributions from net realized
     capital gains                                  --          --       (0.32)      (1.13)      (0.44)
                                              --------    --------    --------    --------    --------

    Total distributions                          (0.29)      (0.33)      (0.67)      (1.59)      (0.92)
                                              --------    --------    --------    --------    --------

Net asset value, end of period                $  17.79    $  15.46    $  12.73    $  14.85    $  15.59
                                              ========    ========    ========    ========    ========
Total Return(1)                                 17.06%      24.43%    (10.35)%       5.92%      13.73%
  Ratios to average net assets/
   supplemental data:
    Net assets, end of period
     (in 000's)                               $438,776    $268,489    $198,756    $211,445    $191,850
    Ratio of operating expenses to
     average net assets                          0.91%       0.95%       0.97%       0.96%       1.05%
    Ratio of net investment income
     to average net assets                       1.74%       2.43%       2.77%       3.17%       3.39%
    Portfolio turnover rate                        20%         18%         16%         17%         84%
    Ratio of operating expenses to
     average net assets without
     fee waivers, expenses reimbursed
     and/or fees reduced by credits
     allowed by the custodian(2)                 0.91%       0.95%       0.97%       0.97%       1.05%

--------
(1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.
(3)  The REIT Fund commenced operations on March 1, 2003.
(4)  Per share numbers have been calculated using the average shares method.
(5)  Annualized.
(6)  The Equity Income Fund commenced selling Class C shares on March 1, 2002.
(7)  The Equity Income Fund commenced selling Class I shares on August 1, 2000.

124                   See Notes to Financial Statements.


REIT Fund                                       Class B
                                                ------------------
Years Ended October 31                           2004       2003(3)
                                                ------------------
Net asset value, beginning of period            $12.43      $10.00
                                                ------      ------

  Income from investment operations:
    Net investment income                         0.29(4)     0.22(4)
    Net realized and unrealized gain on
     investments                                  3.12        2.35
                                                ------      ------
      Total from investment operations            3.41        2.57
                                                ------      ------
  Less distributions:
    Dividends from net investment income         (0.21)      (0.14)
    Distributions from net realized
     capital gains                               (0.05)         --
                                                ------      ------
    Total distributions                          (0.26)      (0.14)
                                                ------      ------
Net asset value, end of period                  $15.58      $12.43
                                                ======      ======
Total Return(1)                                 27.76%      25.86%
  Ratios to average net assets/
   supplemental data:
    Net assets, end of period
     (in 000's)                                 $6,060      $2,808
    Ratio of operating expenses to
     average net assets                          2.08%       2.13%(5)
    Ratio of net investment income to
     average net assets                          2.07%       2.88%(5)
    Portfolio turnover rate                         5%          7%
    Ratio of operating expenses to
     average net assets without fee
     waivers, expenses reimbursed
     and/or fees reduced by credits
     allowed by the custodian(2)                 2.08%       2.13%(5)

Equity Income Fund                            Class B
                                              --------------------------------------------------------
Years Ended October 31                          2004        2003        2002        2001        2000
                                              --------------------------------------------------------

Net asset value, beginning of
 period                                       $  15.36    $  12.65    $  14.78     $ 15.52     $ 14.53
                                              --------    --------    --------     -------     -------

  Income from investment operations:
    Net investment income                         0.14(4)     0.20(4)     0.27(4)     0.35(4)     0.37(4)
    Net realized and unrealized gain/
     (loss) on investments                        2.30        2.71       (1.85)       0.38        1.42
                                              --------    --------    --------     -------     -------
    Total from investment operations              2.44        2.91       (1.58)       0.73        1.79
                                              --------    --------    --------     -------     -------
  Less distributions:
    Dividends from net investment income         (0.13)      (0.20)      (0.23)      (0.34)      (0.36)
    Distributions from net realized
     capital gains                                  --          --       (0.32)      (1.13)      (0.44)
                                              --------    --------    --------     -------     -------
    Total distributions                          (0.13)      (0.20)      (0.55)      (1.47)      (0.80)
                                              --------    --------    --------     -------     -------
Net asset value, end of period                $  17.67    $  15.36    $  12.65     $ 14.78     $ 15.52
                                              ========    ========    ========     =======     =======

Total Return(1)                                 16.04%      23.19%    (11.20)%       5.09%      12.84%
  Ratios to average net assets/
   supplemental data:
    Net assets, end of period
     (in 000's)                               $144,144    $103,888     $82,330     $68,549     $47,386
    Ratio of operating expenses to
     average net assets                          1.81%       1.89%       1.88%       1.81%       1.85%
    Ratio of net investment income
     to average net assets                       0.84%       1.49%       1.86%       2.32%       2.59%
    Portfolio turnover rate                        20%         18%         16%         17%         84%
    Ratio of operating expenses to
     average net assets without
     fee waivers, expenses reimbursed
     and/or fees reduced by credits
     allowed by the custodian(2)                 1.81%       1.89%       1.88%       1.82%       1.85%

REIT Fund                                       Class C
                                                -------------------
Years Ended October 31                           2004       2003(3)
                                                -------------------
Net asset value, beginning of period            $12.43      $10.00
                                                ------      ------

  Income from investment operations:
    Net investment income                         0.31(4)     0.23(4)
    Net realized and unrealized gain on
     investments                                  3.12        2.35
                                                ------      ------

      Total from investment operations            3.43        2.58
                                                ------      ------
  Less distributions:
    Dividends from net investment income         (0.23)      (0.15)
    Distributions from net realized
     capital gains                                0.05)         --
                                                ------      ------
    Total distributions                          (0.28)      (0.15)
                                                ------      ------
Net asset value, end of period                  $15.58      $12.43
                                                ======      ======
Total Return(1)                                 27.95%      25.88%
  Ratios to average net assets/
   supplemental data:
    Net assets, end of period
     (in 000's)                                 $3,672      $1,322
    Ratio of operating expenses to
     average net assets                          1.98%       2.06%(5)
    Ratio of net investment income to
     average net assets                          2.17%       2.95%(5)
    Portfolio turnover rate                         5%          7%
    Ratio of operating expenses to
     average net assets without fee
     waivers, expenses reimbursed
     and/or fees reduced by credits
     allowed by the custodian(2)                 1.98%       2.06%(5)


Equity Income Fund                             Class C
                                               --------------------------------
Years Ended October 31                          2004         2003       2002(6)
                                               --------------------------------
Net asset value, beginning of
 period                                        $ 15.29      $12.62    $  15.09
                                               -------      ------    --------

  Income from investment operations:
    Net investment income                         0.16(4)     0.22(4)     0.18(4)
    Net realized and unrealized gain/
     (loss) on investments                        2.30        2.68       (2.43)
                                               -------      ------    --------
    Total from investment operations              2.46        2.90       (2.25)
                                               -------      ------    --------
  Less distributions:
    Dividends from net investment income         (0.18)      (0.23)      (0.22)
    Distributions from net realized
     capital gains                                  --          --          --
                                               -------      ------    --------
    Total distributions                          (0.18)      (0.23)      (0.22)
                                               -------      ------    --------
Net asset value, end of period                 $ 17.57      $15.29    $  12.62
                                               =======      ======    ========
Total Return(1)                                 16.16%      23.29%    (15.07)%
  Ratios to average net assets/
   supplemental data:
    Net assets, end of period
     (in 000's)                                $33,770      $5,973    $  1,780
    Ratio of operating expenses to
     average net assets                          1.70%       1.78%       1.80%(5)
    Ratio of net investment income
     to average net assets                       0.95%       1.60%       1.94%(5)
    Portfolio turnover rate                        20%         18%         16%
    Ratio of operating expenses to
     average net assets without
     fee waivers, expenses reimbursed
     and/or fees reduced by credits
     allowed by the custodian(2)                 1.70%       1.78%       1.80%(5)


REIT Fund                                     Class I
                                              --------------------
Years Ended October 31                          2004       2003(3)
                                              --------------------
Net asset value, beginning of period          $  12.47    $  10.00
                                              --------    --------

  Income from investment operations:
    Net investment income                         0.46(4)     0.34(4)
    Net realized and unrealized gain on
     investments                                  3.14        2.32
                                              --------    --------
      Total from investment operations            3.60        2.66
                                              --------    --------
  Less distributions:
    Dividends from net investment income         (0.37)      (0.19)
    Distributions from net realized
     capital gains                               (0.05)         --
                                              --------    --------
    Total distributions                          (0.42)      (0.19)
                                              --------    --------
Net asset value, end of period                $  15.65    $  12.47
                                              ========    ========
Total Return(1)                                 29.40%      26.76%
  Ratios to average net assets/
   supplemental data:
    Net assets, end of period
     (in 000's)                               $316,904    $182,138
    Ratio of operating expenses to
     average net assets                          0.86%       0.92%(5)
    Ratio of net investment income to
     average net assets                          3.29%       4.09%(5)
    Portfolio turnover rate                         5%          7%
    Ratio of operating expenses to
     average net assets without fee
     waivers, expenses reimbursed
     and/or fees reduced by credits
     allowed by the custodian(2)                 0.86%       0.92%(5)


Equity Income Fund                            Class I
                                              --------------------------------------------------------
Years Ended October 31                          2004        2003        2002        2001     2000(7)
                                              --------------------------------------------------------
Net asset value, beginning of
 period                                       $  15.45    $  12.73    $  14.85    $  15.59     $ 14.47
                                              --------    --------    --------    --------     -------
  Income from investment operations:
    Net investment income                         0.35(4)     0.38(4)     0.45(4)     0.54(4)     0.11(4)
    Net realized and unrealized gain/
     (loss) on investments                        2.33        2.72       (1.85)       0.35        1.13
                                              --------    --------    --------    --------     -------
      Total from investment operations            2.68        3.10       (1.40)       0.89        1.24
                                              --------    --------    --------    --------     -------
  Less distributions:
    Dividends from net investment income         (0.34)      (0.38)      (0.40)      (0.50)      (0.12)
    Distributions from net realized
     capital gains                                  --          --       (0.32)      (1.13)         --
                                              --------    --------    --------    --------     -------
    Total distributions                          (0.34)      (0.38)      (0.72)      (1.63)      (0.12)
                                              --------    --------    --------    --------     -------
Net asset value, end of period                $  17.79    $  15.45    $  12.73    $  14.85     $ 15.59
                                              ========    ========    ========    ========     =======
Total Return(1)                                 17.51%      24.77%    (10.04)%       6.26%       8.63%
  Ratios to average net assets/
   supplemental data:
    Net assets, end of period
     (in 000's)                               $908,925    $529,665    $350,185    $252,453     $96,436
    Ratio of operating expenses to
     average net assets                          0.59%       0.61%       0.63%       0.64%       0.72%(5)
    Ratio of net investment income
     to average net assets                       2.06%       2.77%       3.11%       3.49%       3.72%(5)
    Portfolio turnover rate                        20%         18%         16%         17%         84%
    Ratio of operating expenses to
     average net assets without
     fee waivers, expenses reimbursed
     and/or fees reduced by credits
     allowed by the custodian(2)                 0.59%       0.61%       0.63%       0.65%       0.72%(5)


          See Notes to Financial Statements.                               125


          Financial Highlights
--------------------------------------------------------------------------------------------------------------------

For a Fund share outstanding throughout each period.

     ---------------------------------------------------------------------------------------------------------------

    Growth & Income Fund                              Class A
                                                      ----------------------------------------------------------------
    Years Ended October 31                              2004          2003           2002           2001        2000
                                                      ----------------------------------------------------------------
    Net asset value, beginning of period              $  21.59      $  18.44      $  22.34       $  27.11     $  24.61
                                                      --------      --------      --------       --------     --------

      Income from investment operations:
        Net investment income/(loss)                      0.22(4)       0.22(4)       0.17(4)        0.10         0.06
        Net realized and unrealized gain/(loss)
         on investments                                   1.81          3.11         (3.68)         (3.63)        3.30
                                                      --------      --------      --------       --------     --------
          Total from investment operations                2.03          3.33         (3.51)         (3.53)        3.36
                                                      --------      --------      --------       --------     --------
      Less distributions:
        Dividends from net investment income             (0.21)        (0.18)        (0.03)         (0.07)       (0.03)
        Distributions from net realized capital
         gains                                              --            --         (0.36)         (1.17)       (0.83)
                                                      --------      --------      --------       --------     --------
          Total distributions                            (0.21)        (0.18)        (0.39)         (1.24)       (0.86)
                                                      --------      --------      --------       --------     --------
    Net asset value, end of period                    $  23.41      $  21.59      $  18.44       $  22.34     $  27.11
                                                      ========      ========      ========       ========     ========
    Total Return(1)                                      9.45%        18.18%      (16.10)%       (13.40)%       13.95%
      Ratios to average net assets/supplemental
       data:
        Net assets, end of period (in 000's)          $582,866      $541,707      $475,010       $560,226     $662,086
        Ratio of operating expenses to
         average net assets                              0.90%         0.93%         0.94%          0.92%        0.94%
        Ratio of net investment income/(loss)
         to average net assets                           0.94%         1.12%         0.79%          0.40%        0.21%
        Portfolio turnover rate                             6%           17%           22%            35%          35%
        Ratio of operating expenses to average
         net assets without fee waivers,
         expenses reimbursed and/or fees
         reduced by credits allowed by the
         custodian(2)                                    0.90%         0.93%         0.94%          0.92%        0.94%


    West Coast Equity Fund                            Class A
                                                      ----------------------------------------------------------------
    Years Ended October 31                              2004          2003           2002           2001        2000
                                                      ----------------------------------------------------------------
    Net asset value, beginning of period              $  32.14      $  23.73      $  28.89       $  36.23     $  32.04
                                                      --------      --------      --------       --------     --------

      Income from investment operations:
        Net investment income/(loss)                      0.06(4)       0.04(4)       0.02(4)        0.11         0.10(4)
        Net realized and unrealized gain/(loss)
         on investments                                   2.84          8.37         (4.09)         (2.35)        8.22
                                                      --------      --------      --------       --------     --------
          Total from investment operations                2.90          8.41         (4.07)         (2.24)        8.32
                                                      --------      --------      --------       --------     --------
      Less distributions:
        Dividends from net investment income                --            --         (0.07)         (0.03)          --
        Distributions from net realized capital
         gains                                              --            --         (1.02)         (5.07)       (4.13)
                                                      --------      --------      --------       --------     --------
          Total distributions                               --            --         (1.09)         (5.10)       (4.13)
                                                      --------      --------      --------       --------     --------
    Net asset value, end of period                    $  35.04      $  32.14      $  23.73       $  28.89     $  36.23
                                                      ========      ========      ========       ========     ========
    Total Return(1)                                      9.06%        35.44%      (14.94)%        (6.55)%       28.73%
      Ratios to average net assets/
       supplemental data:
        Net assets, end of period (in 000's)          $621,924      $523,308      $375,821       $427,215     $442,253
        Ratio of operating expenses to average
         net assets                                      0.94%         1.02%         1.05%          1.01%        1.02%
        Ratio of net investment income/(loss)
         to average net assets                           0.17%         0.14%         0.07%          0.38%        0.27%
        Portfolio turnover rate                            12%           14%           16%            27%          42%
        Ratio of operating expenses to average
         net assets without fee waivers, expenses
         reimbursed and/or fees reduced
         by credits allowed by the custodian(2)          0.94%         1.02%         1.05%          1.01%        1.02%

--------

(1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.
(3)  The Funds commenced selling Class C shares on March 1, 2002.
(4)  Per share numbers have been calculated using the average shares method.
(5)  Amount represents less than $0.01 per share.
(6)  Annualized.
(7)  Ratio represents less than 0.01%.

126                  See Notes to Financial Statements.



    Growth & Income Fund                              Class B
                                                      ------------------------------------------------------------
    Years Ended October 31                              2004         2003         2002         2001         2000
                                                      ------------------------------------------------------------
    Net asset value, beginning of period              $  20.74     $  17.72     $  21.67     $  26.49     $  24.24
                                                      --------     --------     --------     --------     --------

      Income from investment operations:
        Net investment income/(loss)                     (0.01)(4)     0.02(4)     (0.04)(4)    (0.13)       (0.17)
        Net realized and unrealized gain/(loss)
         on investments                                   1.74         3.00        (3.55)       (3.52)        3.25
                                                      --------     --------     --------     --------     --------
          Total from investment operations                1.73         3.02        (3.59)       (3.65)        3.08
                                                      --------     --------     --------     --------     --------
      Less distributions:
        Dividends from net investment income                --           --        (0.00)(5)       --           --
        Distributions from net realized capital
         gains                                              --           --        (0.36)       (1.17)       (0.83)
                                                      --------     --------     --------     --------     --------
          Total distributions                               --           --        (0.36)       (1.17)       (0.83)
                                                      --------     --------     --------     --------     --------
    Net asset value, end of period                       22.47     $  20.74     $  17.72     $  21.67     $  26.49
                                                      ========     ========     ========     ========     ========
    Total Return(1)                                      8.39%       16.99%     (16.94)%     (14.20)%       13.01%
      Ratios to average net assets/supplemental
       data:
        Net assets, end of period (in 000's)          $ 95,528     $115,457     $123,423     $186,247     $242,611
        Ratio of operating expenses to
         average net assets                              1.89%        1.96%        1.91%        1.82%        1.78%
        Ratio of net investment income/(loss)
         to average net assets                         (0.05)%        0.09%      (0.18)%      (0.50)%      (0.63)%
        Portfolio turnover rate                             6%          17%          22%          35%          35%
        Ratio of operating expenses to average
         net assets without fee waivers,
         expenses reimbursed and/or fees
         reduced by credits allowed by the
         custodian(2)                                    1.89%        1.96%        1.91%        1.82%        1.78%


    West Coast Equity Fund                            Class B
                                                      ------------------------------------------------------------
    Years Ended October 31                              2004         2003         2002         2001         2000
                                                      ------------------------------------------------------------
    Net asset value, beginning of period              $  29.14     $  21.73     $  26.71     $  34.12     $  30.63
                                                      --------     --------     --------     --------     --------

      Income from investment operations:
        Net investment income/(loss)                     (0.24)(4)    (0.20)(4)    (0.23)(4)    (0.15)       (0.19)(4)
        Net realized and unrealized gain/(loss)
         on investments                                   2.58         7.61        (3.73)       (2.19)        7.81
                                                      --------     --------     --------     --------     --------
          Total from investment operations                2.34         7.41        (3.96)       (2.34)        7.62
                                                      --------     --------     --------     --------     --------
      Less distributions:
        Dividends from net investment income                --           --        (0.00)(5)       --           --
        Distributions from net realized capital
         gains                                              --           --        (1.02)       (5.07)       (4.13)
                                                      --------     --------     --------     --------     --------
          Total distributions                               --           --        (1.02)       (5.07)       (4.13)
                                                      --------     --------     --------     --------     --------
    Net asset value, end of period                    $  31.48     $  29.14     $  21.73     $  26.71     $  34.12
                                                      ========     ========     ========     ========     ========
    Total Return(1)                                      8.03%       34.10%     (15.73)%      (7.40)%       27.67%
      Ratios to average net assets/
       supplemental data:
        Net assets, end of period (in 000's)          $141,134     $122,221     $102,208     $109,655     $116,672
        Ratio of operating expenses to average
         net assets                                      1.89%        2.01%        2.00%        1.89%        1.84%
        Ratio of net investment income/(loss)
         to average net assets                         (0.78)%      (0.85)%      (0.88)%      (0.50)%      (0.55)%
        Portfolio turnover rate                            12%          14%          16%          27%          42%
        Ratio of operating expenses to average
         net assets without fee waivers, expenses
         reimbursed and/or fees reduced
         by credits allowed by the custodian(2)          1.89%        2.01%        2.00%        1.89%        1.84%


    Growth & Income Fund                              Class C
                                                      ---------------------------------------
    Years Ended October 31                               2004            2003        2002(3)
                                                      ---------------------------------------
    Net asset value, beginning of period              $   20.62        $  17.73     $   21.36
                                                      ---------        --------     ---------

      Income from investment operations:
        Net investment income/(loss)                       0.00(4)(5)     (0.03)(4)     (0.01)(4)
        Net realized and unrealized gain/(loss)
         on investments                                    1.73            2.98         (3.62)
                                                      ---------        --------     ---------
          Total from investment operations                 1.73            3.01         (3.63)
                                                      ---------        --------     ---------
      Less distributions:
        Dividends from net investment income              (0.13)          (0.12)           --
        Distributions from net realized capital
         gains                                               --              --            --
                                                      ---------        --------     ---------
          Total distributions                             (0.13)          (0.12)           --
                                                      ---------        --------     ---------
    Net asset value, end of period                    $   22.22        $  20.62     $   17.73
                                                      =========        ========     =========
    Total Return(1)                                       8.45%          17.08%      (17.00)%
      Ratios to average net assets/supplemental
       data:
        Net assets, end of period (in 000's)          $   1,537        $    823     $     264
        Ratio of operating expenses to
         average net assets                               1.84%           1.89%         1.83%(6)
        Ratio of net investment income/(loss)
         to average net assets                          (0.00)%(7)        0.16%       (0.10)%(6)
        Portfolio turnover rate                              6%             17%           22%
        Ratio of operating expenses to average
         net assets without fee waivers,
         expenses reimbursed and/or fees
         reduced by credits allowed by the
         custodian(2)                                     1.84%           1.89%         1.83%(6)


    West Coast Equity Fund                            Class C
                                                      -------------------------------------
    Years Ended October 31                               2004          2003        2002(3)
                                                      -------------------------------------
    Net asset value, beginning of period              $   29.20      $  21.74     $   27.59
                                                      ---------      --------     ---------

      Income from investment operations:
        Net investment income/(loss)                       0.21(4)      (0.18)(4)     (0.14)(4)
        Net realized and unrealized gain/(loss)
         on investments                                    2.57          7.64         (5.71)
                                                      ---------      --------     ---------
          Total from investment operations                 2.36          7.46         (5.85)
                                                      ---------      --------     ---------
      Less distributions:
        Dividends from net investment income                 --            --            --
        Distributions from net realized capital
         gains                                               --            --            --
                                                      ---------      --------     ---------
          Total distributions                                --            --            --
                                                      ---------      --------     ---------
    Net asset value, end of period                    $   31.56      $  29.20     $   21.74
                                                      =========      ========     =========
    Total Return(1)                                       8.12%        34.27%      (21.20)%
      Ratios to average net assets/
       supplemental data:
        Net assets, end of period (in 000's)          $   9,000      $  3,593     $   1,341
        Ratio of operating expenses to average
         net assets                                       1.80%         1.90%         1.96%(6)
        Ratio of net investment income/(loss)
         to average net assets                          (0.69)%       (0.74)%       (0.84)%(6)
        Portfolio turnover rate                             12%           14%           16%
        Ratio of operating expenses to average
         net assets without fee waivers, expenses
         reimbursed and/or fees reduced
         by credits allowed by the custodian(2)           1.80%         1.90%         1.96%(6)

    Growth & Income Fund                              Class I
                                                      -------------------------------------------------------------------
    Years Ended October 31                               2004          2003           2002          2001           2000
                                                      -------------------------------------------------------------------
    Net asset value, beginning of period              $    21.68     $  18.52       $  22.39      $  27.16       $  24.65
                                                      ----------     --------       --------      --------       --------

      Income from investment operations:
        Net investment income/(loss)                        0.30(4)      0.29(4)        0.24(4)       0.18           0.14
        Net realized and unrealized gain/(loss)
         on investments                                     1.82         3.12          (3.70)        (3.64)          3.31
                                                      ----------     --------       --------      --------       --------
          Total from investment operations                  2.12         3.41          (3.46)        (3.46)          3.45
                                                      ----------     --------       --------      --------       --------
      Less distributions:
        Dividends from net investment income               (0.28)       (0.25)         (0.05)        (0.14)         (0.11)
        Distributions from net realized capital
         gains                                                --           --          (0.36)        (1.17)         (0.83)
                                                      ----------     --------       --------      --------       --------
          Total distributions                              (0.28)       (0.25)         (0.41)        (1.31)         (0.94)
                                                      ----------     --------       --------      --------       --------
    Net asset value, end of period                    $    23.52     $  21.68       $  18.52      $  22.39       $  27.16
                                                      ==========     ========       ========      ========       ========
    Total Return(1)                                        9.85%       18.61%       (15.84)%      (13.12)%         14.35%
      Ratios to average net assets/supplemental
       data:
        Net assets, end of period (in 000's)          $1,394,883     $895,547       $671,191      $768,550       $725,241
        Ratio of operating expenses to
         average net assets                                0.57%        0.59%          0.60%         0.58%          0.60%
        Ratio of net investment income/(loss)
         to average net assets                             1.27%        1.46%          1.13%         0.74%          0.55%
        Portfolio turnover rate                               6%          17%            22%           35%            35%
        Ratio of operating expenses to average
         net assets without fee waivers,
         expenses reimbursed and/or fees
         reduced by credits allowed by the
         custodian(2)                                      0.57%        0.59%          0.60%         0.58%          0.60%


    West Coast Equity Fund                            Class I
                                                      -------------------------------------------------------------------
    Years Ended October 31                              2004          2003           2002          2001           2000
                                                      -------------------------------------------------------------------
    Net asset value, beginning of period              $  32.39       $  23.83       $  29.00      $  36.34       $  32.04
                                                      --------       --------       --------      --------       --------

      Income from investment operations:
        Net investment income/(loss)                      0.17(4)        0.13(4)        0.12(4)       0.20           0.22(4)
        Net realized and unrealized gain/(loss)
         on investments                                   2.87           8.43          (4.10)        (2.34)          8.21
                                                      --------       --------       --------      --------       --------
          Total from investment operations                3.04           8.56          (3.98)        (2.14)          8.43
                                                      --------       --------       --------      --------       --------
      Less distributions:
        Dividends from net investment income             (0.04)            --          (0.17)        (0.13)            --
        Distributions from net realized capital
         gains                                              --             --          (1.02)        (5.07)         (4.13)
                                                      --------       --------       --------      --------       --------
          Total distributions                            (0.04)            --          (1.19)        (5.20)         (4.13)
                                                      --------       --------       --------      --------       --------
    Net asset value, end of period                    $  35.39       $  32.39       $  23.83      $  29.00       $  36.34
                                                      ========       ========       ========      ========       ========
    Total Return(1)                                      9.39%         35.92%       (14.65)%       (6.22)%         29.11%
      Ratios to average net assets/
       supplemental data:
        Net assets, end of period (in 000's)          $515,464       $349,363       $195,029      $176,303       $148,954
        Ratio of operating expenses to average
         net assets                                      0.61%          0.67%          0.70%         0.68%          0.70%
        Ratio of net investment income/(loss)
         to average net assets                           0.50%          0.49%          0.42%         0.71%          0.59%
        Portfolio turnover rate                            12%            14%            16%           27%            42%
        Ratio of operating expenses to average
         net assets without fee waivers, expenses
         reimbursed and/or fees reduced
         by credits allowed by the custodian(2)          0.61%          0.67%          0.70%         0.68%          0.70%


                 See Notes to Financial Statements.                        127


          Financial Highlights
------------------------------------------------------------------------------------------------------------------

          For a Fund share outstanding throughout each period.

     -------------------------------------------------------------------------------------------------------------

Mid Cap Stock Fund                            Class A
                                              ----------------------------------------------------------------
Years Ended October 31                          2004          2003          2002          2001         2000(3)
                                              ----------------------------------------------------------------
Net asset value, beginning of period          $  15.34      $  12.39       $ 13.50      $  12.58      $  10.00
                                              --------      --------       -------      --------      --------

  Income from investment operations:
    Net investment income/(loss)                  0.02(5)       0.01(5)      (0.01)(5)     (0.03)(5)     (0.02)(5)
    Net realized and unrealized gain/(loss)
     on investments                               1.75          2.94         (0.60)         1.00          2.60
                                              --------      --------       -------      --------      --------
      Total from investment operations            1.77          2.95         (0.61)         0.97          2.58
                                              --------      --------       -------      --------      --------
  Less distributions:
    Dividends from net investment income         (0.01)           --            --            --            --
    Distributions from net realized capital
     gains                                       (0.04)           --         (0.50)        (0.05)           --
                                              --------      --------       -------      --------      --------
      Total distributions                        (0.05)           --         (0.50)        (0.05)           --
                                              --------      --------       -------      --------      --------
Net asset value, end of period                $  17.06      $  15.34       $ 12.39      $  13.50      $  12.58
                                              ========      ========       =======      ========      ========
Total Return(1)                                 11.57%        23.81%       (4.86)%         7.71%        25.80%
  Ratios to average net assets/
   supplemental data:
    Net assets, end of period (in 000's)      $ 59,491      $ 38,676       $28,248      $  6,165      $  2,451
    Ratio of operating expenses to average
     net assets                                  1.14%         1.16%         1.25%         1.36%         1.40%(6)
    Ratio of net investment income/(loss)
     to average net assets                       0.12%         0.07%       (0.10)%       (0.25)%       (0.29)%(6)
    Portfolio turnover rate                        23%           28%           27%           33%            9%
    Ratio of operating expenses to average
     net assets without fee waivers, expenses
     reimbursed and/or fees reduced by
     credits allowed by the custodian(2)         1.14%         1.16%         1.25%         1.36%         1.40%(6)


Growth Fund                                   Class A
                                              ----------------------------------------------------------------
Years Ended October 31                          2004          2003          2002          2001          2000
                                              ----------------------------------------------------------------
Net asset value, beginning of period          $  13.71      $  11.47       $ 15.23      $  32.78      $  29.71
                                              --------      --------       -------      --------      --------

  Income from investment operations:
    Net investment income/(loss)                 (0.06)(5)     (0.08)(5)     (0.10)(5)     (0.09)(5)     (0.14)(5)
    Net realized and unrealized gain/(loss)
     on investments                               0.79          2.32         (3.66)       (13.13)         7.04
                                              --------      --------       -------      --------      --------
      Total from investment operations            0.73          2.24         (3.76)       (13.22)         6.90
                                              --------      --------       -------      --------      --------
  Less distributions:
    Dividends from net investment income            --            --            --         (0.20)           --
    Distributions from net realized capital
     gains                                          --            --            --         (4.13)        (3.83)
                                              --------      --------       -------      --------      --------
      Total distributions                           --            --            --         (4.33)        (3.83)
                                              --------      --------       -------      --------      --------
Net asset value, end of period                $  14.44      $  13.71       $ 11.47      $  15.23      $  32.78
                                              ========      ========       =======      ========      ========
Total Return(1)                                  5.32%        19.53%      (24.69)%      (45.77)%        24.21%
  Ratios to average net assets/
   supplemental data:
    Net assets, end of period (in 000's)      $124,755      $114,757       $94,848      $151,893      $341,777
    Ratio of operating expenses to average
     net assets                                  1.44%         1.62%         1.69%         1.52%         1.30%
    Ratio of net investment income/(loss)
     to average net assets                     (0.43)%       (0.66)%       (0.74)%       (0.43)%       (0.39)%
    Portfolio turnover rate                        56%           71%          170%           99%           92%
    Ratio of operating expenses to average
     net assets without fee waivers, expenses
     reimbursed and/or fees reduced by
     credits allowed by the custodian(2)         1.44%         1.62%         1.69%         1.52%         1.36%

--------
(1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.
(3)  The Mid Cap Stock Fund commenced operations on March 1, 2000.
(4)  The Funds commenced selling Class C shares on March 1, 2002.
(5)  Per share numbers have been calculated using the average shares method.
(6)  Annualized.
(7)  Amount represents less than $0.01 per share.


128                     See Notes to Financial Statements.


Mid Cap Stock Fund                             Class B
                                               ----------------------------------------------------------------
Years Ended October 31                           2004          2003          2002          2001         2000(3)
                                               ----------------------------------------------------------------
Net asset value, beginning of period           $  14.82      $  12.09      $  13.31      $  12.51      $  10.00
                                               --------      --------      --------      --------      --------

  Income from investment operations:
    Net investment income/(loss)                  (0.14)(5)     (0.13)(5)     (0.15)(5)     (0.15)(5)     (0.08)(5)
    Net realized and unrealized gain/(loss)
     on investments                                1.69          2.86         (0.57)         1.00          2.59
                                               --------      --------      --------      --------      --------
      Total from investment operations             1.55          2.73         (0.72)         0.85          2.51
                                               --------      --------      --------      --------      --------
  Less distributions:
    Dividends from net investment income             --            --            --            --            --
    Distributions from net realized capital
     gains                                        (0.04)           --         (0.50)        (0.05)           --
                                               --------      --------      --------      --------      --------
      Total distributions                         (0.04)           --         (0.50)        (0.05)           --
                                               --------      --------      --------      --------      --------
Net asset value, end of period                 $  16.33      $  14.82      $  12.09      $  13.31      $  12.51
                                               ========      ========      ========      ========      ========
Total Return(1)                                  10.54%        22.50%       (5.79)%         6.79%        25.10%
  Ratios to average net assets/
   supplemental data:
    Net assets, end of period (in 000's)       $ 19,958      $ 17,405      $ 13,229      $ 10,271      $  3,778
    Ratio of operating expenses to average
     net assets                                   2.12%         2.24%         2.26%         2.17%         2.16%(6)
    Ratio of net investment income/(loss) to
     average net assets                         (0.86)%       (1.01)%       (1.11)%       (1.06)%       (1.05)%(6)
    Portfolio turnover rate                         23%           28%           27%           33%            9%
    Ratio of operating expenses to average
     net assets without fee waivers, expenses
     reimbursed and/or fees reduced by
     credits allowed by the custodian(2)          2.12%         2.24%         2.26%         2.17%         2.16%(6)


Growth Fund                                    Class B
                                               ----------------------------------------------------------------
Years Ended October 31                           2004          2003          2002          2001          2000
                                               ----------------------------------------------------------------
Net asset value, beginning of period           $  12.49      $  10.55      $  14.13      $  30.78      $  28.29
                                               --------      --------      --------      --------      --------

  Income from investment operations:
    Net investment income/(loss)                  (0.17)(5)     (0.18)(5)     (0.21)(5)     (0.24)(5)     (0.38)(5)
    Net realized and unrealized gain/(loss)
     on investments                                0.71          2.12         (3.37)       (12.24)         6.70
                                               --------      --------      --------      --------      --------
      Total from investment operations             0.54          1.94         (3.58)       (12.48)         6.32
                                               --------      --------      --------      --------      --------
  Less distributions:
    Dividends from net investment income             --            --            --         (0.04)           --
    Distributions from net realized capital
     gains                                           --            --            --         (4.13)        (3.83)
                                               --------      --------      --------      --------      --------
    Total distributions                              --            --            --         (4.17)        (3.83)
                                               --------      --------      --------      --------      --------
Net asset value, end of period                 $  13.03      $  12.49      $  10.55      $  14.13      $  30.78
                                               ========      ========      ========      ========      ========
Total Return(1)                                   4.40%        18.39%      (25.34)%      (46.19)%        23.28%
  Ratios to average net assets/
   supplemental data:
    Net assets, end of period (in 000's)       $110,794      $129,239      $128,007      $220,108      $481,935
    Ratio of operating expenses to average
     net assets                                   2.35%         2.54%         2.54%         2.31%         2.05%
    Ratio of net investment income/(loss)
     to average net assets                      (1.34)%       (1.58)%       (1.59)%       (1.22)%       (1.14)%
    Portfolio turnover rate                         56%           71%          170%           99%           92%
    Ratio of operating expenses to average
     net assets without fee waivers, expenses
     reimbursed and/or fees reduced by
    credits allowed by the custodian(2)           2.35%         2.54%         2.54%         2.31%         2.11%


Mid Cap Stock Fund                             Class C
                                               ---------------------------------
Years Ended October 31                           2004         2003       2002(4)
                                               ---------------------------------
Net asset value, beginning of period           $  14.83     $ 12.10     $  13.60
                                               --------     -------     --------

  Income from investment operations:
    Net investment income/(loss)                  (0.13)(5)   (0.12)(5)    (0.10)(5)
    Net realized and unrealized gain/(loss)
     on investments                                1.70        2.85        (1.40)
                                               --------     -------     --------
      Total from investment operations             1.57        2.73        (1.50)
                                               --------     -------     --------
  Less distributions:
    Dividends from net investment income             --          --           --
    Distributions from net realized capital
     gains                                        (0.04)         --           --
                                               --------     -------     --------
      Total distributions                         (0.04)         --           --
                                               --------     -------     --------
Net asset value, end of period                 $  16.36     $ 14.83     $  12.10
                                               ========     =======     ========
Total Return(1)                                  10.60%      22.56%     (11.03)%
  Ratios to average net assets/
   supplemental data:
    Net assets, end of period (in 000's)       $  1,769     $   550     $     55
    Ratio of operating expenses to average
     net assets                                   2.04%       2.15%        2.24%(6)
    Ratio of net investment income/(loss) to
     average net assets                         (0.79)%     (0.92)%      (1.09)%(6)
    Portfolio turnover rate                         23%         28%          27%
    Ratio of operating expenses to average
     net assets without fee waivers, expenses
     reimbursed and/or fees reduced by credits
     allowed by the custodian(2)                  2.04%       2.15%        2.24%(6)


Growth Fund                                    Class C
                                               -------------------------------
Years Ended October 31                          2004         2003      2002(4)
                                               -------------------------------
Net asset value, beginning of period           $ 12.55      $ 10.56    $  13.48
                                               -------      -------    --------
  Income from investment operations:
    Net investment income/(loss)                 (0.15)(5)    (0.14)(5)   (0.11)(5)
    Net realized and unrealized gain/(loss)
     on investments                               0.73         2.13       (2.81)
                                               -------      -------    --------
      Total from investment operations            0.58         1.99       (2.92)
                                               -------      -------    --------
  Less distributions:
    Dividends from net investment income            --           --          --
    Distributions from net realized capital
     gains                                          --           --          --
                                               -------      -------    --------
      Total distributions                           --           --          --
                                               -------      -------    --------
Net asset value, end of period                 $ 13.13      $ 12.55    $  10.56
                                               =======      =======    ========
Total Return(1)                                  4.62%       18.85%    (21.66)%
  Ratios to average net assets/
   supplemental data:
    Net assets, end of period (in 000's)       $ 1,981      $   565    $    199
    Ratio of operating expenses to average
     net assets                                  2.14%        2.19%       2.38%(6)
    Ratio of net investment income/(loss) to
     average net assets                        (1.13)%      (1.23)%     (1.43)%(6)
    Portfolio turnover rate                        56%          71%        170%
    Ratio of operating expenses to average
     net assets without fee waivers, expenses
     reimbursed and/or fees reduced by credits
     allowed by the custodian(2)                 2.14%        2.19%       2.38%(6)

Mid Cap Stock Fund                               Class I
                                                 --------------------------------------------------------
Years Ended October 31                             2004        2003        2002         2001      2000(4)
                                                 --------------------------------------------------------
Net asset value, beginning of period             $  15.50    $  12.51    $  13.59    $  12.62    $  10.00
                                                 --------    --------    --------    --------    --------

  Income from investment operations:
    Net investment income/(loss)                     0.08(5)     0.06(5)     0.04(5)     0.04(5)     0.02(5)
    Net realized and unrealized gain/(loss)
     on investments                                  1.78        2.97       (0.60)       1.00        2.60
                                                 --------    --------    --------    --------    --------
      Total from investment operations               1.86        3.03       (0.56)       1.04        2.62
                                                 --------    --------    --------    --------    --------
  Less distributions:
    Dividends from net investment income            (0.06)      (0.04)      (0.02)      (0.02)         --
    Distributions from net realized capital
     gains                                          (0.04)         --       (0.50)      (0.05)         --
                                                 --------    --------    --------    --------    --------
      Total distributions                           (0.10)      (0.04)      (0.52)      (0.07)         --
                                                 --------    --------    --------    --------    --------
Net asset value, end of period                   $  17.26    $  15.50    $  12.51    $  13.59    $  12.62
                                                 ========    ========    ========    ========    ========
Total Return(1)                                    12.02%      24.27%     (4.44)%       8.29%      26.20%
  Ratios to average net assets/supplemental
   data:
    Net assets, end of period (in 000's)         $616,052    $369,772    $231,409    $220,052    $176,653
    Ratio of operating expenses to average
     net assets                                     0.80%       0.81%       0.83%       0.81%       0.88%(6)
    Ratio of net investment income/(loss)
     to average net assets                          0.45%       0.42%       0.32%       0.30%       0.23%(6)
    Portfolio turnover rate                           23%         28%         27%         33%          9%
    Ratio of operating expenses to average net
     assets without fee waivers, expenses
     reimbursed and/or fees reduced by credits
     allowed by the custodian(2)                    0.80%       0.81%       0.83%       0.81%       0.88%(6)


Growth Fund                                      Class I
                                                 ----------------------------------------------------------------------
Years Ended October 31                              2004         2003             2002             2001          2000
                                                 ----------------------------------------------------------------------
Net asset value, beginning of period             $    14.13    $  11.74         $  15.48         $  33.23      $  29.96
                                                 ----------    --------         --------         --------      --------

  Income from investment operations:
    Net investment income/(loss)                       0.02(5)     0.00(5)(7)      (0.01)(5)         0.02(5)       0.01(5)
    Net realized and unrealized gain/(loss)
     on investments                                    0.81        2.39            (3.73)          (13.31)         7.09
                                                 ----------    --------         --------         --------      --------
      Total from investment operations                 0.83        2.39            (3.74)          (13.29)         7.10
                                                 ----------    --------         --------         --------      --------
  Less distributions:
    Dividends from net investment income                 --          --               --            (0.33)           --
    Distributions from net realized capital
     gains                                               --          --               --            (4.13)        (3.83)
                                                 ----------    --------         --------         --------      --------
      Total distributions                                --          --               --            (4.46)        (3.83)
                                                 ----------    --------         --------         --------      --------
Net asset value, end of period                   $    14.96    $  14.13         $  11.74         $  15.48      $  33.23
                                                 ==========    ========         ========         ========      ========
Total Return(1)                                       5.95%      20.27%         (24.16)%         (45.50)%        24.73%
  Ratios to average net assets/
   supplemental data:
    Net assets, end of period (in 000's)         $1,281,900    $664,334         $357,296         $203,646      $399,028
    Ratio of operating expenses to average
     net assets                                       0.86%       0.92%            1.03%            1.00%         0.90%
    Ratio of net investment income/(loss) to
     average net assets                               0.15%       0.04%          (0.08)%            0.09%         0.01%
    Portfolio turnover rate                             56%         71%             170%              99%           92%
    Ratio of operating expenses to average
     net assets without fee waivers, expenses
     reimbursed and/or fees reduced by credits
     allowed by the custodian(2)                      0.86%       0.92%            1.03%            1.00%         0.96%




                  See Notes to Financial Statements.                       129



          Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------

          For a Fund share outstanding throughout each period.

     ------------------------------------------------------------------------------------------------------------------------------


Small Cap Value Fund                                        Class A
                                                            -------
Year Ended October 31                                       2004(3)
                                                            -------
Net asset value, beginning of period                        $10.00
                                                            ------

  Income from investment operations:
    Net investment income/(loss)                              0.05(4)
    Net realized and unrealized gain on investments           0.76
                                                            ------
      Total from investment operations                        0.81
                                                            ------
  Less distributions:
    Dividends from net investment income                        --
    Distributions from net realized capital gains               --
                                                            ------
      Total distributions                                       --
                                                            ------
Net asset value, end of period                              $10.81
                                                            ======

Total Return(1)                                              8.10%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                    $2,978
    Ratio of operating expenses to average net assets        1.33%(6)
    Ratio of net investment income/(loss) to
     average net assets                                      0.77%(6)
    Portfolio turnover rate                                    36%
    Ratio of operating expenses to average net
     assets without fee waivers, expenses reimbursed
     and/or fees reduced by credits allowed by the
     custodian(2)                                            1.33%(6)


Small Cap Growth Fund (7)                                  Class A
                                                           ---------------------------------------------------------
Years Ended October 31                                       2004        2003        2002        2001         2000
                                                           ---------------------------------------------------------
Net asset value, beginning of period                       $ 13.42     $  8.21     $ 13.60     $ 26.67      $  19.61
                                                           -------     -------     -------     -------      --------

  Income from investment operations:
    Net investment loss                                      (0.14)(4)   (0.09)(4)   (0.14)(4)   (0.20)        (0.27)(4)
    Net realized and unrealized gain/(loss) on
     investments                                             (0.28)       5.30       (4.28)      (9.56)        10.01
                                                           -------     -------     -------     -------      --------
      Total from investment operations                       (0.42)       5.21       (4.42)      (9.76)         9.74
                                                           -------     -------     -------     -------      --------
  Less distributions:
    Dividends from net investment income                        --          --          --          --            --
    Distributions from net realized capital gains               --          --       (0.97)      (3.31)        (2.68)
                                                           -------     -------     -------     -------      --------
      Total distributions                                       --          --       (0.97)      (3.31)        (2.68)
                                                           -------     -------     -------     -------      --------
Net asset value, end of period                             $ 13.00     $ 13.42     $  8.21     $ 13.60      $  26.67
                                                           =======     =======     =======     =======      ========
Total Return(1)                                            (3.13)%      63.46%    (35.71)%    (40.84)%        53.57%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                   $92,919     $81,234     $42,984     $66,262      $132,274
    Ratio of operating expenses to average net assets        1.46%       1.64%       1.68%       1.52%         1.42%
    Ratio of net investment loss to average net assets     (1.01)%     (0.86)%     (1.20)%     (1.03)%       (0.96)%
    Portfolio turnover rate                                    53%         40%         21%         46%           49%
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the custodian(2)     1.46%       1.64%       1.68%       1.52%         1.43%

--------
(1)  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(2)  Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.
(3)  The Small Cap Value Fund commenced operations on March 1, 2004.
(4)  Per share numbers have been calculated using the average shares method.
(5)  Amount represents less than $0.01 per share.
(6)  Annualized.
(7)  Formerly the Small Cap Stock Fund.
(8)  The Small Cap Growth Fund commenced selling Class C shares on March 1, 2002.
(9)  The Small Cap Growth Fund commenced selling Class I shares on January 5, 2000.

130                   See Notes to Financial Statements.


Small Cap Value Fund                                       Class B
                                                           -------
Year Ended October 31                                      2004(3)
                                                           -------
Net asset value, beginning of period                       $ 10.00
                                                           -------

  Income from investment operations:
    Net investment income/(loss)                             (0.01)(4)
    Net realized and unrealized gain on investments           0.75
                                                           -------
      Total from investment operations                        0.74
                                                           -------
  Less distributions:
    Dividends from net investment income                        --
    Distributions from net realized capital gains               --
                                                           -------
      Total distributions                                       --
                                                           -------
Net asset value, end of period                             $ 10.74
                                                           =======
Total Return(1)                                              7.40%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                   $   631
    Ratio of operating expenses to average net assets        2.23%(6)
    Ratio of net investment income/(loss) to
     average net assets                                    (0.13)%(6)
    Portfolio turnover rate                                    36%
    Ratio of operating expenses to average net
     assets without fee waivers, expenses reimbursed
     and/or fees reduced by credits allowed by the
     custodian(2)                                            2.23%(6)


Small Cap Growth Fund (7)                                  Class B
                                                           --------------------------------------------------------
Years Ended October 31                                      2004        2003        2002        2001          2000
                                                           --------------------------------------------------------
Net asset value, beginning of period                       $ 11.96     $  7.40     $ 12.46     $ 24.93      $ 18.61
                                                           -------     -------     -------     -------      -------

  Income from investment operations:
    Net investment loss                                      (0.26)(4)   (0.18)(4)   (0.23)(4)   (0.32)       (0.47)(4)
    Net realized and unrealized gain/(loss) on
     investments                                             (0.24)       4.74       (3.86)      (8.84)        9.47
                                                           -------     -------     -------     -------      -------
      Total from investment operations                       (0.50)       4.56       (4.09)      (9.16)        9.00
                                                           -------     -------     -------     -------      -------
  Less distributions:
    Dividends from net investment income                        --          --          --          --           --
    Distributions from net realized capital gains               --          --       (0.97)      (3.31)       (2.68)
                                                           -------     -------     -------     -------      -------
      Total distributions                                       --          --       (0.97)      (3.31)       (2.68)
                                                           -------     -------     -------     -------      -------
Net asset value, end of period                             $ 11.46     $ 11.96     $  7.40     $ 12.46      $ 24.93
                                                           =======     =======     =======     =======      =======
Total Return(1)                                            (4.18)%      61.62%    (36.36)%    (41.35)%       52.34%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                   $12,181     $18,037     $14,238     $29,346      $54,407
    Ratio of operating expenses to average net assets        2.54%       2.81%       2.64%       2.42%        2.24%
    Ratio of net investment loss to average net assets     (2.09)%     (2.03)%     (2.16)%     (1.93)%      (1.78)%
    Portfolio turnover rate                                    53%         40%         21%         46%          49%
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the custodian(2)     2.54%       2.81%       2.64%       2.42%        2.25%


Small Cap Value Fund                                       Class C
                                                           -------
Year Ended October 31                                      2004(3)
                                                           -------
Net asset value, beginning of period                        $10.00
                                                            ------

  Income from investment operations:
    Net investment income/(loss)                             (0.00)(4)(5)
    Net realized and unrealized gain on investments           0.76
                                                            ------
      Total from investment operations                        0.76
                                                            ------
  Less distributions:
    Dividends from net investment income                        --
    Distributions from net realized capital gains               --
                                                            ------
      Total distributions                                       --
                                                            ------
Net asset value, end of period                              $10.76
                                                            ======
Total Return(1)                                              7.60%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                    $  414
    Ratio of operating expenses to average net assets        2.13%(6)
    Ratio of net investment income/(loss) to
     average net assets                                    (0.03)%(6)
    Portfolio turnover rate                                    36%
    Ratio of operating expenses to average net
     assets without fee waivers, expenses reimbursed
     and/or fees reduced by credits allowed by the
     custodian(2)                                            2.13%(6)


Small Cap Growth Fund (7)                                   Class C
                                                            ------------------------------
Years Ended October 31                                       2004       2003       2002(8)
                                                            ------------------------------
Net asset value, beginning of period                        $12.06     $ 7.42      $ 11.51
                                                            ------     ------      -------

  Income from investment operations:
    Net investment loss                                      (0.23)(4)  (0.14)(4)    (0.10)(4)
    Net realized and unrealized gain/(loss) on
     investments                                             (0.24)      4.78        (3.99)
                                                            ------     ------      -------
      Total from investment operations                       (0.47)      4.64        (4.09)
                                                            ------     ------      -------
  Less distributions:
    Dividends from net investment income                        --         --           --
    Distributions from net realized capital gains               --         --           --
                                                            ------     ------      -------
      Total distributions                                       --         --           --
                                                            ------     ------      -------
Net asset value, end of period                              $11.59     $12.06      $  7.42
                                                            ======     ======      =======
Total Return(1)                                            (3.90)%     62.53%     (35.53)%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                    $  871     $  404      $    69
    Ratio of operating expenses to average net assets        2.28%      2.28%        2.25%(6)
    Ratio of net investment loss to average net assets     (1.83)%    (1.50)%      (1.77)%(6)
    Portfolio turnover rate                                    53%        40%          21%
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the custodian(2)     2.28%      2.28%        2.25%(6)

Small Cap Value Fund                                       Class I
                                                           -------
Year Ended October 31                                      2004(3)
                                                           -------
Net asset value, beginning of period                      $  10.00
                                                          --------

  Income from investment operations:
    Net investment income/(loss)                              0.08(4)
    Net realized and unrealized gain on investments           0.75
                                                          --------
      Total from investment operations                        0.83
                                                          --------
  Less distributions:
    Dividends from net investment income                        --
    Distributions from net realized capital gains               --
                                                          --------
      Total distributions                                       --
                                                          --------
Net asset value, end of period                            $  10.83
                                                          ========
Total Return(1)                                              8.30%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                  $268,310
    Ratio of operating expenses to average net assets        0.95%(6)
    Ratio of net investment income/(loss) to
     average net assets                                      1.15%(6)
    Portfolio turnover rate                                    36%
    Ratio of operating expenses to average net
     assets without fee waivers, expenses reimbursed
     and/or fees reduced by credits allowed by the
     custodian(2)                                            0.95%(6)


Small Cap Growth Fund (7)                                 Class I
                                                          --------------------------------------------------------
Years Ended October 31                                      2004        2003        2002        2001       2000(9)
                                                          --------------------------------------------------------
Net asset value, beginning of period                      $  13.76    $   8.35    $  13.74    $  26.77    $  24.98
                                                          --------    --------    --------    --------    --------

  Income from investment operations:
    Net investment loss                                      (0.07)(4)   (0.02)(4)   (0.06)(4)   (0.06)      (0.15)(4)
    Net realized and unrealized gain/(loss) on
     investments                                             (0.30)       5.43       (4.36)      (9.66)       1.94
                                                          --------    --------    --------    --------    --------
      Total from investment operations                       (0.37)       5.41       (4.42)      (9.72)       1.79
                                                          --------    --------    --------    --------    --------
    Less distributions:
      Dividends from net investment income                      --          --          --          --          --
      Distributions from net realized capital gains             --          --       (0.97)      (3.31)         --
                                                          --------    --------    --------    --------    --------
        Total distributions                                     --          --       (0.97)      (3.31)         --
                                                          --------    --------    --------    --------    --------
Net asset value, end of period                            $  13.39    $  13.76    $   8.35    $  13.74    $  26.77
                                                          ========    ========    ========    ========    ========
Total Return(1)                                            (2.62)%      64.67%    (35.32)%    (40.49)%       7.21%
  Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's)                  $237,582    $337,271    $123,620    $134,462    $150,073
    Ratio of operating expenses to average net assets        0.95%       0.96%       1.00%       0.97%       0.98%(6)
    Ratio of net investment loss to average net assets     (0.50)%     (0.18)%     (0.52)%     (0.48)%     (0.52)%(6)
    Portfolio turnover rate                                    53%         40%         21%         46%         49%
    Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the custodian(2)     0.95%       0.96%       1.00%       0.97%       0.99%(6)


      See Notes to Financial Statements.                                  131


          Financial Highlights
-----------------------------------------------------------------------------------------------------------------------

          For a Fund share outstanding throughout each period.

     ------------------------------------------------------------------------------------------------------------------


International Growth Fund                      Class A
                                               ----------------------------------------------------------------
Years Ended October 31                            2004          2003          2002          2001          2000
                                               ----------------------------------------------------------------
Net asset value, beginning of period           $  8.38       $  6.76       $  7.61        $ 10.97       $ 11.14
                                               -------       -------       -------        -------       -------

   Income from investment operations:
      Net investment income/(loss)                0.06(4)       0.03(4)      (0.02)(4)      (0.02)        (0.03)(4)
      Net realized and unrealized gain/(loss)
       on investments                             0.85          1.63         (0.75)         (2.67)         0.00(5)
                                               -------       -------       -------        -------       -------
         Total from investment operations         0.91          1.66         (0.77)         (2.69)        (0.03)
                                               -------       -------       -------        -------       -------
   Less distributions:
      Dividends from net investment income       (0.08)        (0.04)        (0.08)         (0.01)        (0.14)
      Distributions from net realized capital
       gains                                        --            --            --          (0.66)        (0.00)(5)
                                               -------       -------       -------        -------       -------
         Total distributions                     (0.08)        (0.04)        (0.08)         (0.67)        (0.14)
                                               -------       -------       -------        -------       -------
   Redemption Fees                                0.00(5)       0.00(5)       0.00(5)          --            --
                                               -------       -------       -------        -------       -------
Net asset value, end of period                 $  9.21       $  8.38       $  6.76        $  7.61       $ 10.97
                                               =======       =======       =======        =======       =======
Total Return(1)                                 10.89%        24.75%      (10.36)%       (25.99)%       (0.43)%
 Ratios to average net assets/supplemental
     data:
      Net assets, end of period (in 000's)     $38,864       $26,429       $21,317        $16,636       $28,997
      Ratio of operating expenses to average
        net assets                               1.49%         1.70%         1.93%          1.93%         1.78%
      Ratio of net investment income/(loss)
        to average net assets                    0.68%         0.47%       (0.20)%        (0.25)%       (0.25)%
      Portfolio turnover rate                      20%           19%           25%            27%           37%
      Ratio of operating expenses to average
        net assets without fee waivers,
        expenses reimbursed and/or fees
        reduced by credits allowed by the
        custodian(2)                             1.49%         1.70%         1.93%          1.93%         1.78%


Short Term Income Fund                         Class A
                                               ----------------------------------------------------------------
Years Ended October 31                           2004         2003          2002            2001          2000
                                               ----------------------------------------------------------------
Net asset value, beginning of period           $  2.39       $  2.34       $  2.41        $  2.29       $  2.29
                                               -------       -------       -------        -------       -------

  Income from investment operations:
    Net investment income                         0.08          0.09          0.12           0.13          0.13
    Net realized and unrealized gain/(loss)
     on investments                              (0.01)         0.06         (0.07)          0.12         (0.00)(5)
                                               -------       -------       -------        -------       -------
      Total from investment operations            0.07          0.15          0.05           0.25          0.13
                                               -------       -------       -------        -------       -------
  Less distributions:
    Dividends from net investment income         (0.08)        (0.10)        (0.12)         (0.13)        (0.13)
                                               -------       -------       -------        -------       -------
Net asset value, end of period                 $  2.38       $  2.39       $  2.34        $  2.41       $  2.29
                                               =======       =======       =======        =======       =======
Total Return(1)                                  2.87%         6.28%         2.18%         11.31%       (5.70)%
  Ratios to average net assets/supplemental
   data:
    Net assets, end of period (in 000's)       $54,082       $71,920       $28,106        $18,929       $20,224
    Ratio of operating expenses to average
     net assets                                  0.83%         0.84%         0.96%          0.83%         0.99%
    Ratio of net investment income to average
     net assets                                  3.23%         3.58%         5.03%          5.63%         5.55%
    Portfolio turnover rate                        14%           33%           28%            27%           14%
    Ratio of operating expenses to average net
     assets without fee waivers, expenses
     reimbursed and/or fees reduced by
     credits allowed by the custodian(2)         0.92%         0.97%         1.09%          1.15%         1.29%


-----------
(1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.
(3)   The Funds commenced selling Class C shares on March 1, 2002.
(4)   Per share numbers have been calculated using the average shares method.
(5)   Amount represents less than $0.01 per share.
(6)   Annualized.

132                   See Notes to Financial Statements.



---------------------------------------------------------------------------------------------------------------



     ----------------------------------------------------------------------------------------------------------


International Growth Fund                      Class B
                                               --------------------------------------------------------------------
Years Ended October 31                            2004           2003          2002           2001           2000
                                               --------------------------------------------------------------------
Net asset value, beginning of period           $   8.03       $   6.51       $   7.35       $  10.70       $  10.87
                                               --------       --------       --------       --------       --------

   Income from investment operations:
      Net investment income/(loss)                (0.04)(4)      (0.05)(4)      (0.09)(4)      (0.10)         (0.12)(4)
      Net realized and unrealized gain/(loss)
       on investments                              0.81           1.57          (0.73)         (2.58)          0.02
                                               --------       --------       --------       --------       --------
         Total from investment operations          0.77           1.52          (0.82)         (2.68)         (0.10)
                                               --------       --------       --------       --------       --------
   Less distributions:
      Dividends from net investment income           --             --          (0.02)         (0.01)         (0.07)
      Distributions from net realized capital
       gains                                         --             --             --          (0.66)         (0.00)(5)
                                               --------       --------       --------       --------       --------
         Total distributions                         --             --          (0.02)         (0.67)         (0.07)
                                               --------       --------       --------       --------       --------
   Redemption Fees                                 0.00(5)        0.00(5)        0.00(5)          --             --
                                               --------       --------       --------       --------       --------
Net asset value, end of period                 $   8.80       $   8.03       $   6.51       $   7.35       $  10.70
                                               ========       ========       --------       --------       --------
Total Return(1)                                   9.59%         23.35%       (11.23)%       (26.68)%        (1.03)%
 Ratios to average net assets/supplemental
  data:
   Net assets, end of period (in 000's)        $  3,630       $  4,020       $  4,732       $  7,172       $ 12,272
   Ratio of operating expenses to average
    net assets                                    2.62%          2.91%          2.91%          2.74%          2.48%
   Ratio of net investment income/(loss)
    to average net assets                       (0.45)%        (0.74)%        (1.18)%        (1.06)%        (0.95)%
   Portfolio turnover rate                          20%            19%            25%            27%            37%
   Ratio of operating expenses to average
    net assets without fee waivers,
    expenses reimbursed and/or fees
    reduced by credits allowed by the
    custodian(2)                                  2.62%          2.91%          2.91%          2.74%          2.48%


Short Term Income Fund                         Class B
                                               --------------------------------------------------------------------
Years Ended October 31                           2004           2003           2002           2001           2000
                                               --------------------------------------------------------------------
Net asset value, beginning of period           $   2.39       $   2.34       $   2.41       $   2.29       $   2.29
                                               --------       --------       --------       --------       --------
  Income from investment operations:
    Net investment income                          0.06           0.07           0.10           0.12           0.11
    Net realized and unrealized gain/(loss)
     on investments                               (0.01)          0.06          (0.07)          0.12          (0.00)(5)
                                               --------       --------       --------       --------       --------
      Total from investment operations             0.05           0.13           0.03           0.24           0.11
                                               --------       --------       --------       --------       --------
  Less distributions:
    Dividends from net investment income          (0.06)         (0.08)         (0.10)         (0.12)         (0.11)
                                               --------       --------       --------       --------       --------
Net asset value, end of period                 $   2.38       $   2.39       $   2.34       $   2.41       $   2.29
                                               ========       ========       ========       ========       ========
Total Return(1)                                   2.11%          5.49%          1.41%         10.52%          5.12%
  Ratios to average net assets/supplemental
   data:
    Net assets, end of period (in 000's)       $ 31,812       $ 44,310       $ 24,621       $  6,595       $  3,461
    Ratio of operating expenses to average
     net assets                                   1.58%          1.59%          1.71%          1.54%          1.55%
    Ratio of net investment income to average
     net assets                                   2.48%          2.83%          4.28%          4.92%          4.99%
    Portfolio turnover rate                         14%            33%            28%            27%            14%
    Ratio of operating expenses to average net
     assets without fee waivers, expenses
     reimbursed and/or fees reduced by
     credits allowed by the custodian(2)          1.70%          1.70%          1.77%          1.86%          1.85%


International Growth Fund                          Class C
                                                   ---------------------------------
Years Ended October 31                              2004         2003        2002(3)
                                                   ---------------------------------
Net asset value, beginning of period              $  8.02      $  6.53      $   7.55
                                                  -------      -------      --------

   Income from investment operations:
      Net investment income/(loss)                  (0.02)(4)    (0.03)(4)     (0.05)(4)
      Net realized and unrealized gain/(loss)
        on investments                               0.81         1.56         (0.96)
                                                  -------      -------      --------
         Total from investment operations            0.79         1.53         (1.01)
                                                  -------      -------      --------
   Less distributions:
      Dividends from net investment income          (0.06)       (0.04)        (0.01)
      Distributions from net realized capital
       gains                                           --           --            --
                                                  -------      -------      --------
         Total distributions                        (0.06)       (0.04)        (0.01)
                                                  -------      -------      --------
   Redemption Fees                                   0.00(5)      0.00(5)       0.00(5)
                                                  -------      -------      --------

Net asset value, end of period                    $  8.75      $  8.02      $   6.53
                                                  =======      =======      ========
Total Return(1)                                     9.87%       23.57%      (13.34)%
   Ratios to average net assets/supplemental
     data:
      Net assets, end of period (in 000's)        $   445      $    91      $     53
      Ratio of operating expenses to average
        net assets                                  2.36%        2.64%         2.67%(6)
      Ratio of net investment income/(loss)
        to average net assets                     (0.19)%      (0.47)%       (0.94)%(6)
      Portfolio turnover rate                         20%          19%           25%
      Ratio of operating expenses to average
        net assets without fee waivers, expenses
        reimbursed and/or fees reduced by credits
        allowed by the custodian(2)                 2.36%        2.64%         2.67%(6)


Short Term Income Fund                             Class C
                                                   ---------------------------------
Years Ended October 31                               2004         2003       2002(3)
                                                   ---------------------------------
Net asset value, beginning of period               $  2.39      $  2.34      $  2.37
                                                   -------      -------      -------

   Income from investment operations:
      Net investment income                           0.06         0.07         0.07
      Net realized and unrealized gain/(loss)
        on investments                               (0.01)        0.06        (0.03)
                                                   -------      -------      -------
         Total from investment operations             0.05         0.13         0.04
                                                   -------      -------      -------
   Less distributions:
      Dividends from net investment income           (0.06)       (0.08)       (0.07)
                                                   -------      -------      -------
Net asset value, end of period                     $  2.38      $  2.39      $  2.34
                                                   =======      =======      =======
Total Return(1)                                      2.10%        5.48%        1.61%
   Ratios to average net assets/supplemental
     data:
      Net assets, end of period (in 000's)         $18,970      $17,843      $ 5,743
      Ratio of operating expenses to average
        net assets                                   1.58%        1.59%        1.68%(6)
      Ratio of net investment income to average
        net assets                                   2.48%        2.83%        4.31%(6)
      Portfolio turnover rate                          14%          33%          28%
      Ratio of operating expenses to average net
        assets without fee waivers, expenses
        reimbursed and/or fees reduced by
        credits allowed by the custodian(2)          1.66%        1.65%        1.68%(6)

International Growth Fund                          Class I
                                                   --------------------------------------------------------------------
Years Ended October 31                               2004           2003           2002           2001           2000
                                                   --------------------------------------------------------------------
Net asset value, beginning of period               $  8.43        $   6.80       $   7.69       $  11.00       $  11.16
                                                   -------        --------       --------       --------       --------

   Income from investment operations:
      Net investment income/(loss)                    0.11(4)         0.08(4)        0.04(4)        0.04           0.05(4)
      Net realized and unrealized gain/(loss)
        on investments                                0.84            1.64          (0.75)         (2.68)          0.00(5)
                                                   -------        --------       --------       --------       --------
         Total from investment operations             0.95            1.72          (0.71)         (2.64)          0.05
                                                   -------        --------       --------       --------       --------
   Less distributions:
      Dividends from net investment income           (0.12)          (0.09)         (0.18)         (0.01)         (0.21)
      Distributions from net realized capital
        gains                                           --              --             --          (0.66)         (0.00)(5)
                                                   -------        --------       --------       --------       --------
         Total distributions                         (0.12)          (0.09)         (0.18)         (0.67)         (0.21)
                                                   -------        --------       --------       --------       --------
   Redemption Fees                                    0.00(5)         0.00(5)        0.00(5)          --             --
                                                   -------        --------       --------       --------       --------
Net asset value, end of period                     $  9.26        $   8.43       $   6.80       $   7.69       $  11.00
                                                   =======        ========       ========       ========       ========
Total Return(1)                                     11.38%          25.56%        (9.61)%       (25.53)%          0.26%
   Ratios to average net assets/supplemental
     data:
      Net assets, end of period (in 000's)        $539,471        $317,493       $185,137       $124,886       $145,176
      Ratio of operating expenses to average
        net assets                                   0.99%           1.07%          1.19%          1.18%          1.14%
      Ratio of net investment income/(loss)
        to average net assets                        1.18%           1.10%          0.54%          0.50%          0.39%
      Portfolio turnover rate                          20%             19%            25%            27%            37%
      Ratio of operating expenses to average
        net assets without fee waivers, expenses
        reimbursed and/or fees reduced by
        credits allowed by the custodian(2)          0.99%           1.07%          1.19%          1.18%          1.14%



Short Term Income Fund                             Class I
                                                   -------------------------------------------------------------------
Years Ended October 31                               2004           2003           2002           2001           2000
                                                   -------------------------------------------------------------------
Net asset value, beginning of period               $   2.39       $   2.34        $  2.41       $   2.29       $  2.29
                                                   --------       --------        -------       --------       -------

   Income from investment operations:
      Net investment income                            0.08           0.09           0.13           0.15          0.14
      Net realized and unrealized gain/(loss)
        on investments                                (0.01)          0.06          (0.07)          0.12         (0.00)(5)
                                                   --------       --------        -------       --------       -------
         Total from investment operations              0.07           0.15           0.06           0.27          0.14
                                                   --------       --------        -------       --------       -------
   Less distributions:
      Dividends from net investment income            (0.08)         (0.10)         (0.13)         (0.15)        (0.14)
                                                   --------       --------        -------       --------       -------
Net asset value, end of period                     $   2.38       $   2.39        $  2.34       $   2.41       $  2.29
                                                   ========       ========        =======       ========       =======
Total Return(1)                                       3.13%          6.55%          2.53%         11.93%         6.43%
   Ratios to average net assets/supplemental
     data:
      Net assets, end of period (in 000's)         $168,947       $129,443        $89,210       $110,710       $93,741
      Ratio of operating expenses to average
        net assets                                    0.58%          0.59%          0.61%          0.27%         0.30%
      Ratio of net investment income to average
        net assets                                    3.48%          3.83%          5.38%          6.19%         6.24%
      Portfolio turnover rate                           14%            33%            28%            27%           14%
      Ratio of operating expenses to average
        net assets without fee waivers, expenses
        reimbursed and/or fees reduced by
        credits allowed by the custodian(2)           0.58%          0.59%          0.61%          0.59%         0.60%


               See Notes to Financial Statements.                          133


          Financial Highlights
-------------------------------------------------------------------------------------------------------

For a Fund share outstanding throughout each period.

     --------------------------------------------------------------------------------------------------


U.S. Government Securities Fund               Class A
                                              ------------------------------------------------------
Years Ended October 31                          2004       2003       2002        2001        2000
                                              ------------------------------------------------------
Net asset value, beginning of
 period                                       $  10.89   $  11.19   $  11.20    $  10.55    $  10.51
                                              --------   --------   --------    --------    --------

   Income from investment operations:
      Net investment income                       0.40(4)    0.40(4)    0.54        0.62        0.63
      Net realized and unrealized
       gain/(loss) on investments                 0.05      (0.19)      0.04        0.65        0.04
                                              --------   --------   --------    --------    --------
      Total from investment operations            0.45       0.21       0.58        1.27        0.67
                                              --------   --------   --------    --------    --------
   Less distributions:
      Dividends from net investment
       income                                    (0.46)     (0.51)     (0.59)      (0.62)      (0.63)
                                              --------   --------   --------    --------    --------
Net asset value, end of period                $  10.88   $  10.89   $  11.19    $  11.20    $  10.55
                                              ========   ========   ========    ========    ========
Total Return(1)                                  4.26%      1.94%      5.37%      12.39%       6.65%
   Ratios to average net assets/
    supplemental data:
      Net assets, end of period (in 000's)    $134,896   $176,859   $196,222    $174,047    $168,728
      Ratio of operating expenses to
       average net assets                        0.93%      0.93%      0.96%       0.95%       0.96%
      Ratio of net investment income
       to average net assets                     3.64%      3.59%      4.91%       5.71%       6.12%
      Portfolio turnover rate                      30%        62%        48%         30%         13%
      Ratio of operating expenses to
       average net assets without
       fee waivers, expenses reimbursed
       and/or fees reduced by credits
       allowed by the custodian(2)               0.93%      0.93%      0.96%       0.95%       0.99%

Income Fund                                   Class A
                                              ------------------------------------------------------
Years Ended October 31                          2004       2003       2002        2001        2000
                                              ------------------------------------------------------
Net asset value, beginning of period          $   9.35   $   9.02   $   9.32    $   8.90    $   8.99
                                              --------   --------   --------    --------    --------

   Income from investment operations:
      Net investment income                       0.46       0.51       0.60        0.62        0.62
      Net realized and unrealized
       gain/(loss) on investments                 0.15       0.38      (0.28)       0.43       (0.09)
                                              --------   --------   --------    --------    --------
      Total from investment operations            0.61       0.89       0.32        1.05        0.53
                                              --------   --------   --------    --------    --------
   Less distributions:
      Dividends from net investment income       (0.50)     (0.56)     (0.62)      (0.63)      (0.62)
      Distributions from net realized
       capital gains                                --         --         --          --          --
                                              --------   --------   --------    --------    --------
      Total distributions                        (0.50)     (0.56)     (0.62)      (0.63)      (0.62)
                                              --------   --------   --------    --------    --------

Net asset value, end of period                $   9.46   $   9.35   $   9.02    $   9.32    $   8.90
                                              ========   ========   ========    ========    ========
Total Return(1)                                  6.68%     10.10%      3.63%      12.21%       6.16%
    Ratios to average net assets/
     supplemental data:
      Net assets, end of period (in 000's)    $147,695   $153,654   $130,512    $120,508    $131,665
      Ratio of operating expenses to
       average net assets                        0.92%      0.94%      0.97%       0.97%       1.02%
      Ratio of net investment income to
       average net assets                        4.90%      5.42%      6.61%       6.86%       6.98%
      Portfolio turnover rate                      24%        33%        20%         35%         32%
      Ratio of operating expenses to
       average net assets without
       fee waivers, expenses reimbursed
       and/or fees reduced by credits
       allowed by the custodian(2)               0.92%      0.94%      0.97%       0.97%       1.03%

-----------
(1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.
(3)  The Funds commenced selling Class C shares on March 1, 2002.
(4)  Per share numbers have been calculated using the average shares method.
(5)  Annualized.


134            See Notes to Financial Statements.


-------------------------------------------------------------------------------------------------------



     --------------------------------------------------------------------------------------------------


U.S. Government Securities Fund               Class B
                                              --------------------------------------------------------
Years Ended October 31                           2004      2003        2002         2001         2000
                                              --------------------------------------------------------
Net asset value, beginning of
 period                                       $  10.88   $  11.18    $  11.19     $  10.54     $ 10.50
                                              --------   --------    --------     --------     -------

   Income from investment operations:
      Net investment income                       0.32(4)    0.32(4)     0.46         0.54        0.56
      Net realized and unrealized
       gain/(loss) on investments                 0.05      (0.19)       0.04         0.65        0.04
                                              --------   --------    --------     --------     -------
      Total from investment operations            0.37       0.13        0.50         1.19        0.60
                                              --------   --------    --------     --------     -------
   Less distributions:
      Dividends from net investment
       income                                    (0.38)     (0.43)      (0.51)       (0.54)      (0.56)
                                              --------   --------    --------     --------     -------
Net asset value, end of period                $  10.87   $  10.88    $  11.18     $  11.19     $ 10.54
                                              ========   ========    ========     ========     =======
Total Return(1)                                  3.50%      1.20%       4.62%       11.59%       5.91%
   Ratios to average net assets/
    supplemental data:
      Net assets, end of period (in 000's)    $157,900   $251,153    $271,440     $128,155     $55,071
      Ratio of operating expenses to
       average net assets                        1.65%      1.66%       1.68%        1.67%       1.66%
      Ratio of net investment income
       to average net assets                     2.92%      2.86%       4.19%        4.99%       5.42%
      Portfolio turnover rate                      30%        62%         48%          30%         13%
      Ratio of operating expenses to
       average net assets without
       fee waivers, expenses reimbursed
       and/or fees reduced by credits
       allowed by the custodian(2)               1.65%      1.66%       1.68%        1.67%       1.69%

Income Fund                                   Class B
                                              --------------------------------------------------------
Years Ended October 31                          2004       2003        2002         2001         2000
                                              --------------------------------------------------------
Net asset value, beginning of period          $   9.37   $   9.04    $   9.35     $   8.92     $  9.00
                                              --------   --------    --------     --------     -------

   Income from investment operations:
      Net investment income                       0.39       0.44        0.54         0.56        0.56
      Net realized and unrealized
       gain/(loss) on investments                 0.16       0.38       (0.29)        0.44       (0.08)
                                              --------   --------    --------     --------     -------
      Total from investment operations            0.55       0.82        0.25         1.00        0.48
                                              --------   --------    --------     --------     -------
   Less distributions:
      Dividends from net investment income       (0.43)     (0.49)      (0.56)       (0.57)      (0.56)
      Distributions from net realized
       capital gains                                --         --          --           --          --
                                              --------   --------    --------     --------     -------
      Total distributions                        (0.43)     (0.49)      (0.56)       (0.57)      (0.56)
                                              --------   --------    --------     --------     -------

Net asset value, end of period                $   9.49   $   9.37    $   9.04     $   9.35     $  8.92
                                              ========   ========    ========     ========     =======
Total Return(1)                                  6.03%      9.31%       2.79%       11.52%       5.53%
    Ratios to average net assets/
     supplemental data:
      Net assets, end of period (in 000's)    $152,065   $194,396    $142,186     $ 72,472     $39,347
      Ratio of operating expenses to
       average net assets                        1.65%      1.65%       1.68%        1.69%       1.73%
      Ratio of net investment income to
       average net assets                        4.17%      4.71%       5.90%        6.14%       6.27%
      Portfolio turnover rate                      24%        33%         20%          35%         32%
      Ratio of operating expenses to
       average net assets without
       fee waivers, expenses reimbursed
       and/or fees reduced by credits
       allowed by the custodian(2)               1.65%      1.65%       1.68%        1.69%       1.74%


U.S. Government Securities Fund               Class C
                                              -------------------------------
Years Ended October 31                          2004        2003      2002(3)
                                              -------------------------------
Net asset value, beginning of period          $  10.87    $  11.18   $  11.00
                                              --------    --------   --------
  Income from investment operations:
    Net investment income                         0.32(4)     0.32(4)    0.33
    Net realized and unrealized gain/
     (loss) on investments                        0.05       (0.20)      0.18
                                              --------    --------   --------
    Total from investment operations              0.37        0.12       0.51
                                              --------    --------   --------
  Less distributions:
    Dividends from net investment income         (0.38)      (0.43)     (0.33)
                                              --------    --------   --------

Net asset value, end of period                $  10.86    $  10.87   $  11.18
                                              ========    ========   ========
Total Return(1)                                  3.53%       1.12%      4.74%
  Ratios to average net assets/
   supplemental data:
    Net assets, end of period (in 000's)      $  6,279    $ 13,354   $ 11,634
    Ratio of operating expenses to
     average net assets                          1.64%       1.64%      1.63%(5)
    Ratio of net investment income
     to average net assets                       2.93%       2.88%      4.24%(5)
    Portfolio turnover rate                        30%         62%        48%
    Ratio of operating expenses to
     average net assets without
     fee waivers, expenses reimbursed
     and/or fees reduced by credits
     allowed by the custodian(2)                 1.64%       1.64%      1.63%(5)


Income Fund                                   Class C
                                              -------------------------------
Years Ended October 31                          2004        2003      2002(3)
                                              -------------------------------
Net asset value, beginning of period          $   9.37    $   9.04   $   9.21
                                              --------    --------   --------

  Income from investment operations:
    Net investment income                         0.39        0.45       0.37
    Net realized and unrealized
     gain/(loss) on investments                   0.16        0.38      (0.17)
                                              --------    --------   --------
    Total from investment operations              0.55        0.83       0.20
                                              --------    --------   --------
  Less distributions:
    Dividends from net investment income         (0.43)      (0.50)     (0.37)
    Distributions from net realized
     capital gains                                  --          --         --
                                              --------    --------   --------
    Total distributions                          (0.43)      (0.50)     (0.37)
                                              --------    --------   --------
Net asset value, end of period                $   9.49    $   9.37   $   9.04
                                              ========    ========   ========
Total Return(1)                                  6.02%       9.33%      2.25%
  Ratios to average net assets/
   supplemental data:
    Net assets, end of period (in 000's)      $ 11,580    $ 15,274   $  7,710
    Ratio of operating expenses
     to average net assets                       1.65%       1.63%      1.62%(5)
    Ratio of net investment income
     to average net assets                       4.17%       4.73%      5.96%(5)
    Portfolio turnover rate                        24%         33%        20%
    Ratio of operating expenses to
     average net assets without
     fee waivers, expenses reimbursed
     and/or fees reduced by credits
     allowed by the custodian(2)                 1.65%       1.63%      1.62%(5)


U.S. Government Securities Fund               Class I
                                              --------------------------------------------------------
Years Ended October 31                           2004         2003        2002      2001        2000
                                              --------------------------------------------------------
Net asset value, beginning of period          $    10.89    $  11.19    $  11.20  $  10.55    $  10.51
                                              ----------    --------    --------  --------    --------

  Income from investment operations:
    Net investment income                           0.44(4)     0.44(4)     0.58      0.66        0.67
    Net realized and unrealized gain/
     (loss) on investments                          0.05       (0.19)       0.04      0.65        0.04
                                              ----------    --------    --------  --------    --------
    Total from investment operations                0.49        0.25        0.62      1.31        0.71
                                              ----------    --------    --------  --------    --------
  Less distributions:
    Dividends from net investment income           (0.50)      (0.55)      (0.63)    (0.66)      (0.67)
                                              ----------    --------    --------  --------    --------
Net asset value, end of period                $    10.88    $  10.89    $  11.19  $  11.20    $  10.55
                                              ==========    ========    ========  ========    ========
Total Return(1)                                    4.65%       2.32%       5.77%    12.81%       7.07%
  Ratios to average net assets/
   supplemental data:
    Net assets, end of period (in 000's)      $1,260,104    $658,676    $365,912  $301,656    $247,204
    Ratio of operating expenses to
     average net assets                            0.55%       0.57%       0.58%     0.57%       0.56%
    Ratio of net investment income
     to average net assets                         4.02%       3.95%       5.29%     6.09%       6.52%
    Portfolio turnover rate                          30%         62%         48%       30%         13%
    Ratio of operating expenses to
     average net assets without
     fee waivers, expenses reimbursed
     and/or fees reduced by credits
     allowed by the custodian(2)                   0.55%       0.57%       0.58%     0.57%       0.59%


Income Fund                                   Class I
                                              --------------------------------------------------------
Years Ended October 31                           2004         2003        2002      2001        2000
                                              --------------------------------------------------------
Net asset value, beginning of period          $     9.36    $   9.03    $   9.34  $   8.91    $   8.99
                                              ----------    --------    --------  --------    --------

  Income from investment operations:
    Net investment income                           0.50        0.55        0.64      0.66        0.66
    Net realized and unrealized
     gain/(loss) on investments                     0.16        0.38       (0.29)     0.44       (0.08)
                                              ----------    --------    --------  --------    --------
    Total from investment operations                0.66        0.93        0.35      1.10        0.58
                                              ----------    --------    --------  --------    --------
Less distributions:
  Dividends from net investment income             (0.54)      (0.60)      (0.66)    (0.67)      (0.66)
  Distributions from net realized
   capital gains                                      --          --          --        --          --
                                              ----------    --------    --------  --------    --------
Total distributions                                (0.54)      (0.60)      (0.66)    (0.67)      (0.66)
                                              ----------    --------    --------  --------    --------
Net asset value, end of period                $     9.48    $   9.36    $   9.03  $   9.34    $   8.91
                                              ==========    ========    ========  ========    ========
Total Return(1)                                    7.18%      10.51%       3.94%    12.78%       6.72%
  Ratios to average net assets/
   supplemental data:
    Net assets, end of period (in 000's)      $  834,726    $679,139    $487,376  $387,998    $286,979
    Ratio of operating expenses
     to average net assets                         0.55%       0.56%       0.56%     0.56%       0.60%
    Ratio of net investment income
     to average net assets                         5.27%       5.80%       7.02%     7.27%       7.40%
    Portfolio turnover rate                          24%         33%         20%       35%         32%
    Ratio of operating expenses to
     average net assets without
     fee waivers, expenses reimbursed
      and/or fees reduced by credits
      allowed by the custodian(2)                  0.55%       0.56%       0.56%     0.56%       0.61%

      See Notes to Financial Statements.                                   135


          Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------

          For a Fund share outstanding throughout each period.

-----------------------------------------------------------------------------------------------------------------------------------

High Yield Fund                                           Class A
                                                          ----------------------------------------------------------------------
Years Ended October 31                                      2004             2003           2002           2001           2000
                                                          ----------------------------------------------------------------------
Net asset value, beginning of period                      $   7.88         $   6.63       $   7.44       $   8.50       $   8.92
                                                          --------         --------       --------       --------       --------
  Income from investment operations:
    Net investment income                                     0.58             0.61(4)        0.71           0.84           0.90(4)
    Net realized and unrealized gain/(loss)
     on investments                                           0.43             1.31          (0.72)         (1.00)         (0.43)
                                                          --------         --------       --------       --------       --------
    Total from investment operations                          1.01             1.92          (0.01)         (0.16)          0.47
                                                          --------         --------       --------       --------       --------
  Less distributions:
    Dividends from net investment income                     (0.61)           (0.67)         (0.80)         (0.90)         (0.89)
    Distributions from net realized capital
     gains                                                      --               --             --             --             --
                                                          --------         --------       --------       --------       --------
    Total distributions                                      (0.61)           (0.67)         (0.80)         (0.90)         (0.89)
                                                          --------         --------       --------       --------       --------
Net asset value, end of period                            $   8.28         $   7.88       $   6.63       $   7.44       $   8.50
                                                          ========         ========       ========       ========       ========
Total Return(1)                                             13.23%           30.13%        (0.48)%        (1.97)%          5.28%
  Ratios to average net assets/supplemental
   data:
    Net assets, end of period (in 000's)                  $ 85,190         $ 48,618       $ 13,563       $  9,035       $  8,182
    Ratio of operating expenses to average
     net assets                                              0.93%            0.97%          1.03%          1.08%          1.08%
    Ratio of net investment income to average
     net assets                                              7.11%            8.24%          9.72%         10.47%         10.08%
    Portfolio turnover rate                                    82%              61%            60%            27%            40%
    Ratio of operating expenses to average net
     assets without fee waivers, expenses
     reimbursed and/or fees reduced
     by credits allowed by the custodian(2)                  0.93%            0.97%          1.03%          1.09%          1.08%


Tax-Exempt Bond Fund                                      Class A
                                                          ----------------------------------------------------------------------
Years Ended October 31                                      2004             2003           2002           2001           2000
                                                          ----------------------------------------------------------------------
Net asset value, beginning of period                      $   7.96         $   7.95       $   7.93       $   7.55       $   7.41
                                                          --------         --------       --------       --------       --------
  Income from investment operations:
    Net investment income                                     0.33             0.34           0.35           0.37           0.40
    Net realized and unrealized gain on
     investments                                              0.08             0.08           0.03           0.38           0.14
                                                          --------         --------       --------       --------       --------
    Total from investment operations                          0.41             0.42           0.38           0.75           0.54
                                                          --------         --------       --------       --------       --------
  Less distributions:
    Dividends from net investment income                     (0.33)           (0.34)         (0.35)         (0.37)         (0.40)
    Distributions from net realized capital
     gains                                                   (0.09)           (0.07)         (0.01)            --             --
                                                          --------         --------       --------       --------       --------
    Total distributions                                      (0.42)           (0.41)         (0.36)         (0.37)         (0.40)
                                                          --------         --------       --------       --------       --------
Net asset value, end of period                            $   7.95         $   7.96       $   7.95       $   7.93       $   7.55
                                                          ========         ========       ========       ========       ========
Total Return(1)                                              5.35%            5.31%          5.02%         10.16%          7.52%
  Ratios to average net assets/supplemental
   data:
    Net assets, end of period (in 000's)                  $184,711         $207,433       $213,673       $219,883       $207,309
    Ratio of operating expenses to average
     net assets                                              0.90%            0.88%          0.90%          0.89%          0.88%
    Ratio of net investment income to average
     net assets                                              4.22%            4.20%          4.49%          4.75%          5.41%
    Portfolio turnover rate                                    25%              47%            46%            44%            28%
    Ratio of operating expenses to average net
     assets without fee waivers, expenses
     reimbursed and/or fees reduced
     by credits allowed by the custodian(2)                  0.90%            0.88%          0.90%          0.89%          0.90%


High Yield Fund                                           Class B
                                                          -------------------------
Years Ended October 31                                      2004             2003
                                                          -------------------------
Net asset value, beginning of period                      $   7.91         $   6.66
                                                          --------         --------

  Income from investment operations:
    Net investment income                                     0.52             0.56(4)
    Net realized and unrealized gain/(loss)
     on investments                                           0.44             1.31
                                                          --------         --------
    Total from investment operations                          0.96             1.87
                                                          --------         --------
  Less distributions:
    Dividends from net investment income                     (0.55)           (0.62)
    Distributions from net realized capital
     gains                                                      --               --
                                                          --------         --------
    Total distributions                                      (0.55)           (0.62)
                                                          --------         --------
Net asset value, end of period                            $   8.32         $   7.91
                                                          ========         ========
Total Return(1)                                             12.50%           29.08%
  Ratios to average net assets/supplemental
   data:
    Net assets, end of period (in 000's)                  $ 80,036         $ 83,665
    Ratio of operating expenses to average
     net assets                                              1.69%            1.73%
    Ratio of net investment income to average
     net assets                                              6.35%            7.48%
    Portfolio turnover rate                                    82%              61%
    Ratio of operating expenses to average net
     assets without fee waivers, expenses
     reimbursed and/or fees reduced
     by credits allowed by the custodian(2)                  1.69%            1.73%


Tax-Exempt Bond Fund                                      Class B
                                                          -------------------------
Years Ended October 31                                      2004             2003
                                                          -------------------------
Net asset value, beginning of period                      $   7.96         $   7.95
                                                          --------         --------
  Income from investment operations:
    Net investment income                                     0.27             0.28
    Net realized and unrealized gain on
     investments                                              0.08             0.08
                                                          --------         --------
    Total from investment operations                          0.35             0.36
                                                          --------         --------
  Less distributions:
    Dividends from net investment income                     (0.27)           (0.28)
    Distributions from net realized capital
     gains                                                   (0.09)           (0.07)
                                                          --------         --------
    Total distributions                                      (0.36)           (0.35)
                                                          --------         --------
Net asset value, end of period                            $   7.95         $   7.96
                                                          ========         ========
Total Return(1)                                              4.57%            4.53%
  Ratios to average net assets/supplemental
   data:
    Net assets, end of period (in 000's)                  $ 35,433         $ 45,061
    Ratio of operating expenses to average
     net assets                                              1.65%            1.62%
    Ratio of net investment income to average
     net assets                                              3.47%            3.46%
    Portfolio turnover rate                                    25%              47%
    Ratio of operating expenses to average net
     assets without fee waivers, expenses
     reimbursed and/or fees reduced
     by credits allowed by the custodian(2)                  1.65%            1.62%


----------------------------------
 (1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges.
     The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 (2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.
 (3) The Funds commenced selling Class C shares on March 1, 2002.
 (4) Per share numbers have been calculated using the average shares method.
 (5) Annualized.



  136                  See Notes to Financial Statements.


High Yield Fund                              Class B                                       Class C
                                             -----------------------------------------------------------------------------------
Years Ended October 31                         2002            2001           2000           2004          2003         2002 (3)
                                             ---------------------------------------       -------------------------------------
Net asset value, beginning of period         $   7.47        $   8.54       $   8.97       $   7.91      $   6.67       $   7.55
                                             --------        --------       --------       --------      --------       --------
  Income from investment operations:
    Net investment income                        0.66            0.78           0.84(4)        0.52          0.56(4)        0.46
    Net realized and unrealized gain/(loss)
     on investments                             (0.72)          (1.01)         (0.43)          0.44          1.30          (0.86)
                                             --------        --------       --------       --------      --------       --------
    Total from investment operations            (0.06)          (0.23)          0.41           0.96          1.86          (0.40)
                                             --------        --------       --------       --------      --------       --------
  Less distributions:
    Dividends from net investment income        (0.75)          (0.84)         (0.84)         (0.55)        (0.62)         (0.48)
    Distributions from net realized capital
     gains                                         --              --             --             --            --             --
                                             --------        --------       --------       --------      --------       --------
    Total distributions                         (0.75)          (0.84)         (0.84)         (0.55)        (0.62)         (0.48)
                                             --------        --------       --------       --------      --------       --------
Net asset value, end of period               $   6.66        $   7.47       $   8.54       $   8.32      $   7.91       $   6.67
                                             ========        ========       ========       ========      ========       ========
Total Return(1)                               (1.17)%         (2.72)%          4.46%         12.51%        29.08%        (5.66)%
  Ratios to average net assets/supplemental
   data:
    Net assets, end of period (in 000's)     $ 44,004        $ 35,391       $ 32,881       $ 33,318      $ 24,540       $  2,556
    Ratio of operating expenses to average
     net assets                                 1.78%           1.77%          1.78%          1.68%         1.71%          1.78%(5)
    Ratio of net investment income to
     average net assets                         8.97%           9.78%          9.38%          6.36%         7.50%          8.97%(5)
    Portfolio turnover rate                       60%             27%            40%            82%           61%            60%
    Ratio of operating expenses to average
     net assets without fee waivers,
     expenses reimbursed and/or fees reduced
     by credits allowed by the custodian(2)     1.78%           1.78%          1.78%          1.68%         1.71%          1.78%(5)



Tax-Exempt Bond Fund                         Class B                                       Class C
                                             -----------------------------------------------------------------------------------
Years Ended October 31                         2002            2001           2000           2004          2003         2002 (3)
                                             ---------------------------------------       -------------------------------------
Net asset value, beginning of period         $   7.93        $   7.55       $   7.41       $   7.96      $   7.95       $   7.83
                                             --------        --------       --------       --------      --------       --------
  Income from investment operations:
    Net investment income                        0.29            0.31           0.34           0.27          0.28           0.20
    Net realized and unrealized gain on
     investments                                 0.03            0.38           0.14           0.08          0.08           0.12
                                             --------        --------       --------       --------      --------       --------
    Total from investment operations             0.32            0.69           0.48           0.35          0.36           0.32
                                             --------        --------       --------       --------      --------       --------
  Less distributions:
    Dividends from net investment income        (0.29)          (0.31)         (0.34)         (0.27)        (0.28)         (0.20)
    Distributions from net realized capital
     gains                                      (0.01)             --             --          (0.09)        (0.07)            --
                                             --------        --------       --------       --------      --------       --------
    Total distributions                         (0.30)          (0.31)         (0.34)         (0.36)        (0.35)         (0.20)
                                             --------        --------       --------       --------      --------       --------
Net asset value, end of period               $   7.95        $   7.93       $   7.55       $   7.95      $   7.96       $   7.95
                                             ========        ========       ========       ========      ========       ========
Total Return(1)                                 4.25%           9.35%          6.73%          4.58%         4.54%          4.06%
  Ratios to average net assets/supplemental
   data:
    Net assets, end of period (in 000's)     $ 47,308        $ 43,978       $ 26,332       $  3,641      $  4,332       $  2,395
    Ratio of operating expenses to average
     net assets                                 1.64%           1.63%          1.61%          1.65%         1.61%          1.61%(5)
    Ratio of net investment income to
     average net assets                         3.75%           4.01%          4.68%          3.47%         3.47%          3.78%(5)
    Portfolio turnover rate                       46%             44%            28%            25%           47%            46%
    Ratio of operating expenses to average
     net assets without fee waivers,
     expenses reimbursed and/or fees reduced
     by credits allowed by the custodian(2)     1.64%           1.63%          1.63%          1.65%         1.61%          1.61%(5)


High Yield Fund                                              Class I
                                                             -------------------------------------------------------------------
Years Ended October 31                                         2004           2003           2002          2001          2000
                                                             -------------------------------------------------------------------
Net asset value, beginning of period                         $   7.86       $   6.62       $   7.43      $   8.48       $   8.91
                                                             --------       --------       --------      --------       --------
  Income from investment operations:
    Net investment income                                        0.60           0.63(4)        0.73          0.87           0.93(4)
    Net realized and unrealized gain/(loss)
     on investments                                              0.44           1.30          (0.72)        (0.99)         (0.43)
                                                             --------       --------       --------      --------       --------
    Total from investment operations                             1.04           1.93           0.01         (0.12)          0.50
                                                             --------       --------       --------      --------       --------
  Less distributions:
    Dividends from net investment income                        (0.63)         (0.69)         (0.82)        (0.93)         (0.93)
    Distributions from net realized capital
     gains                                                         --             --             --            --             --
                                                             --------       --------       --------      --------       --------
    Total distributions                                         (0.63)         (0.69)         (0.82)        (0.93)         (0.93)
                                                             --------       --------       --------      --------       --------
Net asset value, end of period                               $   8.27       $   7.86       $   6.62      $   7.43       $   8.48
                                                             ========       ========       ========      ========       ========
Total Return(1)                                                13.75%         30.44%        (0.15)%       (1.49)%          5.54%
  Ratios to average net assets/supplemental
   data:
    Net assets, end of period (in 000's)                     $526,095       $424,781       $244,937      $201,385       $168,097
    Ratio of operating expenses to average
     net assets                                                 0.61%          0.64%          0.68%         0.68%          0.72%
    Ratio of net investment income to average
     net assets                                                 7.43%          8.57%         10.07%        10.87%         10.44%
    Portfolio turnover rate                                       82%            61%            60%           27%            40%
    Ratio of operating expenses to average net
     assets without fee waivers, expenses
     reimbursed and/or fees reduced
     by credits allowed by the custodian(2)                     0.61%          0.64%          0.68%         0.69%          0.72%





                    See Notes to Financial Statements.                    137


        Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

        For a Fund share outstanding throughout each period.

------------------------------------------------------------------------------------------------------------------------------------

California Municipal Fund                          Class A                                                     Class B
                                                   --------------------------------------------------------    --------------------
Years Ended October 31                               2004        2003        2002        2001        2000        2004        2003
                                                   --------------------------------------------------------    --------------------
Net asset value, beginning of period               $  11.22    $  11.35    $  11.34    $  10.81    $  10.43    $  11.22    $  11.35
                                                   --------    --------    --------    --------    --------    --------    --------
   Income from investment operations:
      Net investment income                            0.49        0.47        0.50        0.53        0.55        0.40        0.38
      Net realized and unrealized
         gain/(loss) on investments                    0.20       (0.06)       0.00(4)     0.53        0.38        0.20       (0.06)
                                                   --------    --------    --------    --------    --------    --------    --------
         Total from investment operations              0.69        0.41        0.50        1.06        0.93        0.60        0.32
                                                   --------    --------    --------    --------    --------    --------    --------
   Less distributions:
      Dividends from net investment income            (0.49)      (0.47)      (0.49)      (0.53)      (0.55)      (0.40)      (0.38)
      Distributions from net realized
         capital gains                                   --       (0.07)         --          --          --          --       (0.07)
                                                   --------    --------    --------    --------    --------    --------    --------
         Total distributions                          (0.49)      (0.54)      (0.49)      (0.53)      (0.55)      (0.40)      (0.45)
                                                   --------    --------    --------    --------    --------    --------    --------
Net asset value, end of period                     $  11.42    $  11.22    $  11.35    $  11.34    $  10.81    $  11.42    $  11.22
                                                   ========    ========    ========    ========    ========    ========    ========
Total Return(1)                                       6.25%       3.69%       4.57%       9.99%       9.33%       5.47%       2.92%
   Ratios to average net assets/supplemental data:
      Net assets, end of period (in 000's)         $232,239    $252,511    $286,095    $291,132    $248,941    $195,930    $255,445
      Ratio of operating expenses to average
         net assets                                   0.85%       0.85%       0.86%       0.85%       0.87%       1.59%       1.59%
      Ratio of net investment income to
         average net assets                           4.32%       4.14%       4.39%       4.74%       5.30%       3.58%       3.40%
      Portfolio turnover rate                           27%         34%         48%         52%         40%         27%         34%
      Ratio of operating expenses to average
         net assets without fee waivers,
         expenses reimbursed and/or fees
         reduced by credits allowed by the
         custodian(2)                                 0.85%       0.85%       0.86%       0.86%       0.88%       1.59%       1.59%


California Insured Intermediate Municipal Fund     Class A                                                     Class B
                                                   --------------------------------------------------------    --------------------
Years Ended October 31                               2004        2003        2002        2001        2000        2004        2003
                                                   --------------------------------------------------------    --------------------
Net asset value, beginning of period               $  11.14    $  11.08    $  10.98    $  10.58    $  10.30    $  11.14    $  11.08
                                                   --------    --------    --------    --------    --------    --------    --------
   Income from investment operations:
      Net investment income                            0.33        0.35        0.39        0.44        0.44        0.25        0.27
      Net realized and unrealized gain on
         investments                                   0.10        0.12        0.15        0.49        0.31        0.10        0.12
                                                   --------    --------    --------    --------    --------    --------    --------
         Total from investment operations              0.43        0.47        0.54        0.93        0.75        0.35        0.39
                                                   --------    --------    --------    --------    --------    --------    --------
   Less distributions:
      Dividends from net investment income            (0.33)      (0.35)      (0.39)      (0.44)      (0.44)      (0.25)      (0.27)
      Distributions from net realized
         capital gains                                (0.10)      (0.06)      (0.05)      (0.09)      (0.03)      (0.10)      (0.06)
                                                   --------    --------    --------    --------    --------    --------    --------
         Total distributions                          (0.43)      (0.41)      (0.44)      (0.53)      (0.47)      (0.35)      (0.33)
                                                   --------    --------    --------    --------    --------    --------    --------
Net asset value, end of period                     $  11.14    $  11.14    $  11.08    $  10.98    $  10.58    $  11.14    $  11.14
                                                   ========    ========    ========    ========    ========    ========    ========
Total Return(1)                                       4.02%       4.29%       5.12%       9.00%       7.37%       3.24%       3.51%
   Ratios to average net assets/supplemental data:
      Net assets, end of period (in 000's)         $ 65,772    $ 75,231    $ 57,102    $ 39,996    $ 29,657    $ 71,502    $ 93,448
      Ratio of operating expenses to average
         net assets                                   0.85%       0.77%       0.70%       0.73%       0.91%       1.61%       1.53%
      Ratio of net investment income to
         average net assets                           3.02%       3.15%       3.59%       4.09%       4.19%       2.26%       2.39%
      Portfolio turnover rate                           37%         65%         28%         23%         45%         37%         65%
      Ratio of operating expenses to average
         net assets without fee waivers,
         expenses reimbursed and/or fees
         reduced by credits allowed by the
         custodian(2)                                 0.86%       0.86%       0.89%       0.92%       0.93%       1.62%       1.62%

--------------------
(1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.
(3)  The Funds commenced selling Class C shares on March 1, 2002.
(4)  Amount represents less than $0.01 per share.
(5)  Annualized.



138                    See Notes to Financial Statements.



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

California Municipal Fund                                                                   Class C
                                                     ----------------------------------     ----------------------------------
Years Ended October 31                                 2002         2001         2000         2004         2003       2002 (3)
                                                     ----------------------------------     ----------------------------------
Net asset value, beginning of period                 $  11.34     $  10.81     $  10.43     $  11.22     $  11.35     $  11.20
                                                     --------     --------     --------     --------     --------     --------
   Income from investment operations:
      Net investment income                              0.42         0.44         0.48         0.40         0.38         0.28
      Net realized and unrealized
         gain/(loss) on investments                      0.00(4)      0.53         0.38         0.20        (0.06)        0.14
                                                     --------     --------     --------     --------     --------     --------
         Total from investment operations                0.42         0.97         0.86         0.60         0.32         0.42
                                                     --------     --------     --------     --------     --------     --------
   Less distributions:
      Dividends from net investment income              (0.41)       (0.44)       (0.48)       (0.40)       (0.38)       (0.27)
      Distributions from net realized
         capital gains                                     --           --           --           --        (0.07)          --
                                                     --------     --------     --------     --------     --------     --------
         Total distributions                            (0.41)       (0.44)       (0.48)       (0.40)       (0.45)       (0.27)
                                                     --------     --------     --------     --------     --------     --------
Net asset value, end of period                       $  11.35     $  11.34     $  10.81     $  11.42     $  11.22     $  11.35
                                                     ========     ========     ========     ========     ========     ========
Total Return(1)                                         3.79%        9.19%        8.53%        5.46%        2.92%        3.77%
   Ratios to average net assets/supplemental data:
      Net assets, end of period (in 000's)           $295,662     $237,594     $160,086     $  5,275     $  8,193     $  6,665
      Ratio of operating expenses to average
         net assets                                     1.60%        1.58%        1.60%        1.60%        1.59%        1.58%(5)
      Ratio of net investment income to
         average net assets                             3.65%        4.01%        4.57%        3.57%        3.40%        3.67%(5)
      Portfolio turnover rate                             48%          52%          40%          27%          34%          48%
      Ratio of operating expenses to average
         net assets without fee waivers,
         expenses reimbursed and/or fees
         reduced by credits allowed by the
         custodian(2)                                   1.60%        1.59%        1.61%        1.60%        1.59%        1.58%(5)


California Insured Intermediate Municipal Fund                                              Class C
                                                     ----------------------------------     ----------------------------------
Years Ended October 31                                 2002         2001         2000         2004         2003       2002 (3)
                                                     ----------------------------------     ----------------------------------
Net asset value, beginning of period                 $  10.98     $  10.58     $  10.30     $  11.14     $  11.08     $  10.90
                                                     --------     --------     --------     --------     --------     --------
   Income from investment operations:
      Net investment income                              0.31         0.36         0.36         0.25         0.27         0.21
      Net realized and unrealized gain on
         investments                                     0.15         0.49         0.31         0.10         0.12         0.18
                                                     --------     --------     --------     --------     --------     --------
         Total from investment operations                0.46         0.85         0.67         0.35         0.39         0.39
                                                     --------     --------     --------     --------     --------     --------
   Less distributions:
      Dividends from net investment income              (0.31)       (0.36)       (0.36)       (0.25)       (0.27)       (0.21)
      Distributions from net realized
         capital gains                                  (0.05)       (0.09)       (0.03)       (0.10)       (0.06)          --
                                                     --------     --------     --------     --------     --------     --------
         Total distributions                            (0.36)       (0.45)       (0.39)       (0.35)       (0.33)       (0.21)
                                                     --------     --------     --------     --------     --------     --------
Net asset value, end of period                       $  11.08     $  10.98     $  10.58     $  11.14     $  11.14     $  11.08
                                                     ========     ========     ========     ========     ========     ========
Total Return(1)                                         4.32%        8.19%        6.57%        3.24%        3.50%        3.58%
   Ratios to average net assets/supplemental data:
      Net assets, end of period (in 000's)           $ 89,240     $ 51,525     $ 35,685     $  8,763     $ 10,317     $  7,953
      Ratio of operating expenses to average
         net assets                                     1.46%        1.48%        1.66%        1.61%        1.53%        1.45%(5)
      Ratio of net investment income to
         average net assets                             2.83%        3.34%        3.44%        2.26%        2.39%        2.84%(5)
      Portfolio turnover rate                             28%          23%          45%          37%          65%          28%
      Ratio of operating expenses to average
         net assets without fee waivers,
         expenses reimbursed and/or fees
         reduced by credits allowed by the
         custodian(2)                                   1.65%        1.67%        1.68%        1.62%        1.62%        1.64%(5)




                       See Notes to Financial Statements.                  139


          Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------

          For a Fund share outstanding throughout each period.

-----------------------------------------------------------------------------------------------------------------------------------

Money Market Fund                                            Class A
                                                             --------------------------------------------------------------------
Years Ended October 31                                         2004           2003           2002           2001          2000
                                                             --------------------------------------------------------------------
Net asset value, beginning of period                         $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                             --------       --------       --------       --------       --------
    Net investment income                                       0.007          0.008          0.014          0.043          0.056
    Dividends from net investment income                       (0.007)        (0.008)        (0.014)        (0.043)        (0.056)
                                                             --------       --------       --------       --------       --------
Net asset value, end of period                               $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                             ========       ========       ========       ========       ========
Total Return(1)                                                 0.74%          0.78%          1.42%          4.40%          5.79%
  Ratios to average net assets/supplemental
   data:
    Net assets, end of period (in 000's)                     $530,052       $707,954       $689,002       $647,951       $458,368
    Ratio of operating expenses to average
      net assets                                                0.57%          0.59%          0.59%          0.64%          0.65%
    Ratio of net investment income to average
      net assets                                                0.72%          0.78%          1.41%          4.21%          5.62%
    Ratio of operating expenses to average net
      assets without fee waivers, expenses
      reimbursed and/or fees reduced by credits
      allowed by the custodian(2)                               0.57%          0.59%          0.59%          0.64%          0.65%


Money Market Fund                                            Class B
                                                             -----------------------
Years Ended October 31                                         2004           2003
                                                             -----------------------
Net asset value, beginning of period                         $   1.00       $   1.00
                                                             --------       --------
    Net investment income                                       0.001          0.001
    Dividends from net investment income                       (0.001)        (0.001)
                                                             --------       --------
Net asset value, end of period                               $   1.00       $   1.00
                                                             ========       ========
Total Return(1)                                                 0.06%          0.05%
  Ratios to average net assets/supplemental
   data:
    Net assets, end of period (in 000's)                     $ 52,764       $ 79,314
    Ratio of operating expenses to average
      net assets                                                1.24%          1.33%
    Ratio of net investment income to average
      net assets                                                0.06%          0.04%
    Ratio of operating expenses to average net
      assets without fee waivers, expenses
      reimbursed and/or fees reduced by credits
      allowed by the custodian(2)                               1.68%          1.71%



Tax-Exempt Money Market Fund                                 Class A
                                                             --------------------------------------------------------------------
Years Ended October 31                                         2004           2003           2002           2001           2000
                                                             --------------------------------------------------------------------
Net asset value, beginning of period                         $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                             --------       --------       --------       --------       --------
    Net investment income                                       0.004          0.005          0.010          0.025          0.033
    Dividends from net investment income                       (0.004)        (0.005)        (0.010)        (0.025)        (0.033)
                                                             --------       --------       --------       --------       --------
Net asset value, end of period                               $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                             ========       ========       ========       ========       ========
Total Return(1)                                                 0.39%          0.52%          1.00%          2.57%          3.39%
  Ratios to average net assets/supplemental
   data:
    Net assets, end of period (in 000's)                     $ 27,122       $ 30,162       $ 33,300       $ 31,527       $ 28,596
    Ratio of operating expenses to average
      net assets                                                0.78%          0.67%          0.67%          0.74%          0.72%
   Ratio of net investment income to average
      net assets                                                0.39%          0.53%          0.99%          2.52%          3.33%
   Ratio of operating expenses to average net
      assets without fee waivers, expenses
      reimbursed and/or fees reduced by credits
      allowed by the custodian(2)                               0.78%          0.79%          0.78%          0.74%          0.88%


California Money Fund                                        Class A
                                                             --------------------------------------------------------------------
Years Ended October 31                                         2004           2003           2002           2001           2000
                                                             --------------------------------------------------------------------
Net asset value, beginning of period                         $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                             --------       --------       --------       --------       --------
    Net investment income                                       0.006          0.005          0.009          0.023          0.028
    Dividends from net investment income                       (0.006)        (0.005)        (0.009)        (0.023)        (0.028)
                                                             --------       --------       --------       --------       --------
Net asset value, end of period                               $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                             ========       ========       ========       ========       ========
Total Return(1)                                                 0.57%          0.50%          0.89%          2.32%          2.79%
  Ratios to average net assets/supplemental
   data:
    Net assets, end of period (in 000's)                     $ 20,066       $ 24,730        $27,673       $ 42,558       $3 5,407
    Ratio of operating expenses to average
      net assets                                                0.58%          0.63%          0.63%          0.62%          0.69%
    Ratio of net investment income to average
      net assets                                                0.56%          0.50%          0.89%          2.27%          2.76%
    Ratio of operating expenses to average net
      assets without fee waivers, expenses
      reimbursed and/or fees reduced by credits
      allowed by the custodian(2)                               0.82%          0.80%          0.70%          0.70%          0.69%

----------------------------------
   (1)  Total return is not annualized for periods less than one year and does not reflect any applicable sales charges.
        The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
   (2)  Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.
   (3)  The Money Market Fund commenced selling Class C shares on March 1, 2002.
   (4)  Annualized.



140        See Notes to Financial Statements.


Money Market Fund                             Class B                                      Class C
                                              --------------------------------------       --------------------------------------
Years Ended October 31                          2002           2001           2000           2004           2003          2002(3)
                                              --------------------------------------       --------------------------------------
Net asset value, beginning of period          $   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                              --------       --------       --------       --------       --------       --------
    Net investment income                        0.003          0.033          0.046          0.001          0.001          0.002
    Dividends from net investment income        (0.003)        (0.033)        (0.046)        (0.001)        (0.001)        (0.002)
                                              --------       --------       --------       --------       --------       --------
Net asset value, end of period                $   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                              ========       ========       ========       ========       ========       ========
Total Return(1)                                  0.34%          3.32%          4.68%          0.06%          0.06%          0.17%
  Ratios to average net assets/supplemental
   data:
    Net assets, end of period (in 000's)      $104,530       $ 74,603       $ 23,469       $  8,480       $  5,046       $  3,676
    Ratio of operating expenses to average
      net assets                                 1.67%          1.69%          1.71%          1.30%          1.29%          1.64%(4)
    Ratio of net investment income to
      average net assets                         0.33%          3.16%          4.56%          0.07%          0.08%          0.36%(4)
    Ratio of operating expenses to average
      net assets without fee waivers,
      expenses reimbursed and/or fees reduced
      by credits allowed by the custodian(2)     1.67%          1.69%          1.71%          1.65%          1.67%          1.64%(4)


Money Market Fund                             Class I
                                              --------------------------------------------------------------------
Years Ended October 31                          2004           2003           2002           2001          2000
                                              --------------------------------------------------------------------
Net asset value, beginning of period          $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                              --------       --------       --------       --------       --------
    Net investment income                        0.008          0.008          0.015          0.044          0.057
    Dividends from net investment income        (0.008)        (0.008)        (0.015)        (0.044)        (0.057)
                                              --------       --------       --------       --------       --------
Net asset value, end of period                $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                              ========       ========       ========       ========       ========
Total Return(1)                                  0.79%          0.84%          1.47%          4.46%          5.90%
  Ratios to average net assets/supplemental
   data:
    Net assets, end of period (in 000's)      $ 91,719       $ 24,880       $169,295       $ 17,755       $ 15,885
    Ratio of operating expenses to average
      net assets                                 0.52%          0.54%          0.54%          0.58%          0.55%
    Ratio of net investment income to
      average net assets                         0.83%          0.83%          1.46%          4.27%          5.72%
    Ratio of operating expenses to average
      net assets without fee waivers,
      expenses reimbursed and/or fees reduced
      by credits allowed by the custodian(2)     0.52%          0.54%          0.54%          0.58%          0.55%




                 See Notes to Financial Statements.                      141



          Notes to Financial Statements
--------------------------------------------------------------------------------

          WM GROUP OF FUNDS

     ---------------------------------------------------------------------------
1. Organization and Business

WM Trust I ("Trust I") and WM Trust II ("Trust II") (collectively, the "Trusts") were organized as Massachusetts business trusts on September 19, 1997 and February 22, 1989, respectively. The Trusts are each registered under the Investment Company Act of 1940, as amended ("1940 Act"), as open-end management investment companies. Trust I and Trust II consist of 19 funds (each a "Fund," collectively, the "Funds"). The Trust I Money Market Funds are diversified and the Trust II Money Market Fund is non-diversified. The Small Cap Value Fund commenced operations on March 1, 2004.

     Trust I                                 Trust II
     Equity Funds                            Equity Funds
     REIT Fund                               Growth Fund
     Equity Income Fund                      Small Cap Growth Fund
     Growth & Income Fund                    (formerly, Small Cap Stock Fund)
     West Coast Equity Fund                  International Growth Fund
     Mid Cap Stock Fund
     Small Cap Value Fund

     Fixed-Income Funds                      Fixed-Income Fund
     U.S. Government Securities Fund         Short Term Income Fund
     Income Fund
     High Yield Fund
                                             Municipal Funds
     Municipal Fund                          California Municipal Fund
     Tax-Exempt Bond Fund                    California Insured Intermediate Municipal Fund

     Money Market Funds                      Money Market Fund
     Money Market Fund                       California Money Fund
     Tax-Exempt Money Market Fund

WM Advisors, Inc. (the "Advisor" or "WM Advisors") serves as investment advisor to the Trusts. The Advisor is a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The Trusts are authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each of the Fixed-Income Funds and the Equity Funds offer four classes of shares: Class A shares, Class B shares, Class C shares and Class I shares. Each of the Municipal Funds currently offer Class A shares, Class B shares and Class C shares. Each of the Money Market Funds may offer four classes of shares: Class A shares, Class B shares, Class C shares and Class I shares. Class A shares of the Funds are generally subject to an initial sales charge at the time of purchase. Certain Class A shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months from the date of purchase. Class B shares are not subject to an initial sales charge although they are generally subject to a CDSC if redeemed within five years from the date of purchase. Class C shares are not subject to an initial sales charge although they are subject to a CDSC if redeemed within one year from the date of purchase. Prior to January 1, 2004, Class C shares were subject to an initial sales charge at the time of purchase. In addition, redemptions from International Growth Fund, Class A shares, including exchange redemptions, within 90 days of purchase are subject to a redemption fee equal to 2.00% of the redemption proceeds, which will be retained by the Fund. Class I shares are sold exclusively to the various investment portfolios of the WM Strategic Asset Management Portfolios, LLC (the "Portfolios"), an affiliated open-end management investment company, and affiliates of Washington Mutual and are not available for direct purchase by investors. Class I shares are not subject to an initial sales charge or CDSC.

2. Significant Accounting Policies

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Funds in the preparation of their financial statements.

142




          Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

          WM GROUP OF FUNDS

     ---------------------------------------------------------------------------
Portfolio valuation:

Securities that are primarily traded on a U.S. exchange (excluding securities traded through the Nasdaq National Market System, which are valued at the Nasdaq official closing price) are valued at the last sale price on that exchange or, if there were no sales during the day (and no official closing price on such day), at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and the U.S. Government Securities System) are valued at the mean of the current bid and asked prices.

The value of a foreign security is determined in its functional currency as of the close of trading on the foreign exchange on which it is traded or at the close of the New York Stock Exchange, if that is earlier, or if there has been movement in the U.S. market and/or other economic indicators that exceed a specified threshold, the foreign security is fair valued. The value is then converted into its U.S. dollar equivalent using prevailing exchange rates on the day the value of the foreign security is determined.

Options are generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.

Debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trusts. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid and asked prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Trustees.

The investments of the Money Market Funds are valued on the basis of amortized cost in accordance with Rule 2a-7 of the 1940 Act, which approximates market value. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, as long as the amortized cost fairly reflects the market-based net asset value per share. Certain assets may be valued by the Advisor under the supervision of the Board of Trustees.

Repurchase agreements:

Each Fund may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. It is each Fund's policy that its custodian take possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker-dealers with whom each Fund enters into repurchase agreements.

Futures contracts:

Certain Funds may enter into futures transactions for the purposes of hedging. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts."

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (known as an initial margin deposit). Subsequent payments (known as variation margins) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

--------------------------------------------------------------------------------

          WM GROUP OF FUNDS

     ---------------------------------------------------------------------------

Purchased option contracts:

Certain Funds may enter into put and call option contracts. These Funds may use option contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Upon entering into a put or call option, the premium paid is recorded as an investment. The daily changes in contract value are recorded as unrealized gains or losses. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option plus related transaction costs. When the Fund exercises a put option, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

Foreign currency:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of investments. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses, which result from changes in exchange rates between trade date and settlement date on investment transactions as well as the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received, have been included in realized gains/(losses) on investment transactions. Foreign currency gains and losses, which result from fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date, have been included in realized gains/(losses) on investment transactions.

Forward foreign currency contracts:

Certain Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. These contracts are valued daily, and a Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the "Statements of Assets and Liabilities". Realized and unrealized gains and losses are included in the "Statements of Operations". Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Funds could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the "Statements of Assets and Liabilities".

Illiquid investments:

Each Fund may invest a portion of its net assets in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain futures contracts and options; (4) certain variable rate demand notes having a demand period of more than seven calendar days; and (5) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A Securities, as defined in the following paragraph.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally must be sold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be subject to a Fund's limitation on investment in illiquid securities.

--------------------------------------------------------------------------------

          WM GROUP OF FUNDS

     ---------------------------------------------------------------------------
Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

Interest income on debt securities is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the information is available to the Funds if informed after the ex-dividend date. The Funds estimate components of distributions from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

Dividends and distributions to shareholders:

Dividends from net investment income of the Fixed-Income Funds, Municipal Funds and Money Market Funds are declared daily and paid monthly. Dividends from net investment income of the REIT and Equity Income Funds are declared and paid quarterly. Dividends from any net investment income of the Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth and International Growth Funds are declared and paid annually. Distributions of any net capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in accordance with federal income tax regulations.

Distributions from income and capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, dividends payable, redesignated distributions and differing characterization of distributions made by each Fund. At October 31, 2004, the following adjustments have been reflected in the components of net assets on the "Statements of Assets and Liabilities" to present these balances on an income tax basis, excluding certain temporary differences:

                                                               Increase/          Increase/
                                                              (Decrease)         (Decrease)
                                               Increase/     Undistributed       Accumulated
                                              (Decrease)     Net Investment      Net Realized
                                           Paid-in Capital    Income/(Loss)       Gain/(Loss)
                                                (000s)           (000s)            (000s)
                                           ---------------   --------------      ------------
REIT Fund                                      $    --          $ (2,266)          $ 2,266
Equity Income Fund                                  --            (1,138)            1,138
West Coast Equity Fund                             543              (684)              141
Mid Cap Stock Fund                                 275                (2)             (273)
Growth Fund                                       (798)              605               193
Small Cap Value Fund                                --                (4)                4
Small Cap Growth Fund                           (2,535)            2,535                --
International Growth Fund                           --               162              (162)
Short Term Income Fund                            (672)              146               526
U.S. Government Securities Fund                 (3,198)            8,152            (4,954)
Income Fund                                       (677)            4,116            (3,439)
High Yield Fund                                     (1)            2,999            (2,998)
Tax-Exempt Bond Fund                               283               118              (401)
California Municipal Fund                          154                56              (210)
California Insured Intermediate
  Municipal Fund                                    13                (1)              (12)

The above adjustments are not reflected in the calculation of net investment income per share presented in the Financial Highlights.

Federal income taxes:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

------------------------------------------------------------------------------

          WM GROUP OF FUNDS

     -------------------------------------------------------------------------
Expenses:

General expenses of the Trusts are allocated to all the Funds based upon the relative average net assets of each Fund except printing and postage expenses, which are allocated to all the Funds based upon the relative number of shareholder accounts of each Fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

Use of estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.  Investment Advisory and Other Transactions

The Advisor is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each Fund at the following rates:

                                  From $0    From $125   From $200   From $250   From $500     From $1     From $2
                                  to $125     to $200     to $250     to $500    million to     to $2       to $3      Over
          Name of Fund            million     million     million     million    $1 billion    billion     billion   $3 billion
          ------------          -------------------------------------------------------------------------------------------------
REIT Fund                          0.800%      0.800%      0.800%      0.800%      0.750%      0.750%      0.700%      0.650%
Equity Income Fund                 0.625%      0.625%      0.625%      0.500%      0.500%      0.500%      0.500%      0.500%
Growth & Income Fund               0.625%      0.625%      0.625%      0.500%      0.500%      0.500%      0.500%      0.500%
West Coast Equity Fund             0.625%      0.625%      0.625%      0.625%      0.500%      0.375%      0.375%      0.375%
Mid Cap Stock Fund                 0.750%      0.750%      0.750%      0.750%      0.750%      0.750%      0.750%      0.700%
Growth Fund                        0.800%      0.800%      0.800%      0.800%      0.750%      0.750%      0.700%      0.650%
Small Cap Value Fund               0.850%      0.850%      0.850%      0.850%      0.850%      0.850%      0.850%      0.850%
Small Cap Growth Fund              0.850%      0.850%      0.850%      0.850%      0.850%      0.850%      0.850%      0.800%
International Growth Fund          1.000%      0.800%      0.800%      0.800%      0.800%      0.750%      0.750%      0.700%
Short Term Income Fund             0.500%      0.500%      0.450%      0.450%      0.400%      0.400%      0.400%      0.400%
U.S. Government Securities Fund    0.500%      0.500%      0.500%      0.500%      0.500%      0.500%      0.500%      0.450%
Income Fund                        0.500%      0.500%      0.500%      0.500%      0.500%      0.500%      0.500%      0.450%
High Yield Fund                    0.625%      0.625%      0.625%      0.500%      0.500%      0.500%      0.500%      0.500%
Tax-Exempt Bond Fund               0.500%      0.500%      0.500%      0.400%      0.400%      0.400%      0.400%      0.400%
California Municipal Fund          0.500%      0.500%      0.500%      0.500%      0.500%      0.450%      0.450%      0.450%
California Insured Intermediate
  Municipal Fund                   0.500%      0.500%      0.500%      0.500%      0.500%      0.450%      0.450%      0.450%
Money Market Fund                  0.450%      0.450%      0.450%      0.450%      0.450%      0.400%      0.400%      0.400%
Tax-Exempt Money Market Fund       0.400%      0.450%      0.450%      0.450%      0.450%      0.450%      0.400%      0.400%
California Money Fund              0.450%      0.450%      0.450%      0.450%      0.400%      0.400%      0.400%      0.400%

The Advisor has voluntarily waived $55,469 of its advisory fees for the California Money Fund for the year ended October 31, 2004.

Effective November 1, 2004, the Advisor will change its monthly fee based upon average daily net assets for the indicated Funds to the following rates:

                                  From $0    From $500    From $1     From $2
                                  to $500    million to    to $2       to $3       Over
                                  million    $1 billion   billion     billion   $3 billion
                              --------------------------------------------------------------
Mid Cap Stock Fund                 0.750%      0.750%      0.700%      0.650%      0.600%
Small Cap Value Fund               0.850%      0.750%      0.750%      0.750%      0.700%
Small Cap Growth Fund              0.850%      0.750%      0.750%      0.750%      0.700%
U.S. Government Securities Fund    0.500%      0.500%      0.500%      0.450%      0.450%
Income Fund                        0.500%      0.500%      0.500%      0.450%      0.450%

WM Shareholder Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of Washington Mutual, serves as the transfer agent of the Funds. Fees were paid to the Transfer Agent for services related to the issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized annual shareholder servicing fee is $20.40,

------------------------------------------------------------------------------

          WM GROUP OF FUNDS

     -------------------------------------------------------------------------
$21.15, $21.15 and $24.19 for Class A, Class B and Class C shareholder accounts for the Equity Funds, Fixed-Income Funds, Municipal Funds and Money Market Funds, respectively. Prior to December 1, 2003, the authorized annual shareholder servicing fee was $19.68, $20.21, $20.21 and $25.01 for Class A, Class B and Class C shareholder accounts for the Equity Funds, Fixed-Income Funds, Municipal Funds and Money Market Funds, respectively. Class I shares are not subject to shareholder servicing fees. The Transfer Agent has voluntarily waived $57,665, $45,155 and $14,412 of its transfer agent fees for Class A, Class B and Class C shares, respectively, of the Short Term Income Fund for the year ended October 31, 2004.

Custodian fees for certain Funds have been reduced by credits allowed by the Funds' custodian for uninvested cash balances. The Funds could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended October 31, 2004 are shown separately in the "Statements of Operations".

4.  Trustees' Fees

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trusts for serving as an officer or Trustee of the Trusts. The Trusts, together with other mutual funds advised by WM Advisors, pay each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairs and Committee Members receive additional remuneration for these services to the Trusts. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 42 funds within the WM Group of Funds.

5.  Distribution Plans

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and a wholly owned subsidiary of Washington Mutual, serves as distributor for Class A, Class B and Class C shares. For the year ended October 31, 2004, the Distributor has received $1,214,229 representing commissions (front-end sales charges) on Class A and Class C shares and $3,898,610 representing CDSCs from Class A, Class B and Class C shares.

Each of the Funds has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class C shares of the Fund (each, a "Rule 12b-1 Plan"), respectively. There are no 12b-1 Plans applicable to Class I shares of the Funds. Under the applicable Rule 12b-1 Plans, the Distributor may receive a service fee at an annual rate of 0.25% of the average daily net assets of each class. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B and Class C shares at an annual rate of 0.75% of the average daily net assets of each class. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The service fee is paid by the Fund to the Distributor, which in turn, pays service fees to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondence, new account applications and subsequent purchases for the shareholders. Under their terms, each Rule 12b-1 plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trusts, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

The Distributor has voluntarily waived $269,084 and $20,949 of its distribution fees for Class B and Class C shares of the Money Market Fund for the year ended October 31, 2004, respectively.

6.  Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended October 31, 2004, are as follows:

                              Purchases       Sales
Name of Fund                   (000s)        (000s)
------------                  ---------     --------
REIT Fund                     $ 89,094      $ 13,186
Equity Income Fund             625,813       226,921
Growth & Income Fund           444,401       106,272
West Coast Equity Fund         312,608       136,981
Mid Cap Stock Fund             313,155       125,173

------------------------------------------------------------------------------

          WM GROUP OF FUNDS

     -------------------------------------------------------------------------

                                                         Purchases     Sales
Name of Fund                                               (000s)      (000s)
------------                                            -----------  ---------
Growth Fund                                             $ 1,200,747  $ 662,494
Small Cap Value Fund*                                       301,941     72,566
Small Cap Growth Fund                                       187,831    284,692
International Growth Fund                                   286,255     90,451
Short Term Income Fund                                       53,567     23,086
U.S. Government Securities Fund                             158,625          3
Income Fund                                                 151,685     82,518
High Yield Fund                                             626,362    534,547
Tax-Exempt Bond Fund                                         59,346     96,664
California Municipal Fund                                   128,134    210,798
California Insured Intermediate Municipal Fund               56,682     79,729

*The Small Cap Value Fund commenced operations on March 1, 2004.

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the year ended October 31, 2004, are as follows:

                                              Purchases      Sales
Name of Fund                                    (000s)       (000s)
------------                                  ---------     --------
Equity Income Fund                            $     --      $    454
Short Term Income Fund                          12,318        12,178
U.S. Government Securities Fund                699,484       389,900
Income Fund                                    186,452       168,964

7.  Lending of Securities

Certain Funds may lend securities to brokers, dealers and other financial organizations to earn additional income. The Funds also continue to receive interest or dividends on the securities loaned. Each security loan is collateralized with collateral assets in an amount equal to or greater than the current market value of the loaned securities. There is a risk of delay in receiving collateral, that the collateral could lose value or become valueless, or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

At October 31, 2004, each of the Funds with outstanding loans of securities to certain brokers, dealers or other financial institutions has segregated cash and/or securities at least equal to the market value of securities loaned with the Funds' custodian. The Funds currently invest the segregated cash in the Mellon GSL DBT II which is a common collective trust that invests in high grade short term investments.

8.  Transactions with Affiliates

At October 31, 2004, the WM Strategic Asset Management Portfolios, LLC hold investments in a number of the Funds. The figures presented below represent the percentage of shares outstanding of each Fund owned by the Portfolios:

                                                               Portfolios
----------------------------------------------------------------------------------------------------
                                        Flexible   Conservative             Conservative  Strategic
                                         Income     Balanced     Balanced      Growth      Growth
Name of Fund                            Portfolio   Portfolio    Portfolio   Portfolio    Portfolio
------------                            ---------  ------------  ---------  ------------  ----------
REIT Fund                                  3.1%        3.1%        33.9%       34.5%        19.7%
Equity Income Fund                         2.1%        2.0%        22.3%       21.1%        12.0%
Growth & Income Fund                       3.0%        2.0%        22.0%       23.9%        16.1%
West Coast Equity Fund                     0.7%        1.1%        12.9%       14.2%        10.4%
Mid Cap Stock Fund                         3.8%        2.6%        28.5%       29.8%        23.4%
Growth Fund                                3.2%        2.5%        28.9%       30.4%        18.2%
Small Cap Value Fund                       3.6%        2.7%        32.6%       36.3%        23.3%
Small Cap Growth Fund                      2.5%        2.0%        22.5%       25.0%        16.2%
International Growth Fund                   --         3.2%        31.9%       34.0%        23.4%
Short Term Income Fund                    39.3%        9.9%        12.5%         --           --
U.S. Government Securities Fund           19.0%        8.2%        38.6%       15.1%          --
Income Fund                               19.9%        8.1%        35.4%        9.4%          --
High Yield Fund                            9.0%        3.9%        24.2%       15.2%        10.5%

------------------------------------------------------------------------------

          WM GROUP OF FUNDS

     -------------------------------------------------------------------------

9.  Capital Loss Carryforwards

At October 31, 2004, the following Funds have available for federal income tax purposes unused capital losses as follows:

                                                                         (In thousands)
                                      ------------------------------------------------------------------------------------------
                                      Expiring    Expiring    Expiring    Expiring  Expiring    Expiring    Expiring    Expiring
        Name of Fund                  in 2005     in 2006     in 2007     in 2008   in 2009     in 2010     in 2011     in 2012
        ------------                  --------    --------    --------    --------  --------    --------    --------    --------

Equity Income Fund                      $ --        $ --        $ --      $   --    $     --    $  2,643    $    --     $ 2,760
Growth & Income Fund                      --          --          --          --          --      26,587     43,461      17,463
Growth Fund                               --          --          --          --     197,013     151,706     23,894          --
Small Cap Growth Fund                     --          --          --          --          --          --     10,372          --
International Growth Fund                 --          --          --          --       4,816      15,436     14,786          --
Short Term Income Fund                   774          75         313       1,103         381       1,139        684         241
U.S. Government Securities Fund          504          --         254       1,967          --         852      6,859       7,815
Income Fund                               --          --          --          --          --       4,333      2,668         892
High Yield Fund                           --          --          --          --          --      15,583     17,646          --
Money Market Fund                         --          42          --          --          --           3         --*         --
Tax-Exempt Money Market Fund              --          --*         --          --          --          --         --          --
California Money Fund                     --          --          --*         --          --          --         --          --

--------
*Amount represents less than $500.

10.  Components of Distributable Earnings

At October 31, 2004, the components of distributable earnings on a tax basis and the tax character of distributions paid during 2004 and 2003 are as follows:

                                                                        (In thousands)
                                     -------------------------------------------------------------------------------------------
                                                Equity      Growth &   West Coast   Mid Cap                Small Cap   Small Cap
                                      REIT      Income       Income      Equity      Stock       Growth      Value       Growth
                                      Fund       Fund         Fund        Fund       Fund         Fund        Fund        Fund
                                     -------   --------     --------   ----------  --------     --------   ---------   ---------
Gross tax unrealized appreciation    $84,913   $267,083     $418,502    $389,174   $126,881     $122,015    $27,695    $  75,514
Gross tax unrealized depreciation        (68)   (24,665)     (67,125)    (84,112)    (7,050)     (41,083)    (9,101)    (118,372)
                                     -------   --------     --------    --------   --------     --------    -------    ---------

Net tax unrealized appreciation/
  (depreciation)                     $84,845   $242,418     $351,377    $305,062   $119,831     $ 80,932    $18,594    $ (42,858)
                                     =======   ========     ========    ========   ========     ========    =======    =========

Undistributed ordinary income        $ 3,172   $  1,513     $ 16,668    $  1,509   $  3,266     $     --    $ 2,393    $      --
Undistributed accumulated gains      $ 5,110   $     --     $     --    $ 15,928   $ 23,136     $     --    $    --    $      --

Tax Composition of Distributions:

2004
Ordinary income                      $ 6,601   $ 22,016     $ 17,587    $    437   $  1,715     $     --    $    --    $      --
Long-term capital gain               $ 1,023   $     --     $     --    $     --   $    908     $     --    $    --    $      --

2003
Ordinary income                      $ 2,480   $ 17,376     $ 13,400    $     --   $    731     $     --    $    --    $      --
Long-term capital gain               $    --   $     --     $     --    $     --   $     --     $     --    $    --    $      --

------------------------------------------------------------------------------

          WM GROUP OF FUNDS

     -------------------------------------------------------------------------

                                                                         (In thousands)
                                  ------------------------------------------------------------------------------------------------
                                                                                                                       California
                                                                U.S.                                                    Insured
                                  International  Short Term  Government              High     Tax-Exempt  California  Intermediate
                                     Growth        Income    Securities   Income     Yield       Bond      Municipal    Municipal
                                      Fund          Fund        Fund       Fund      Fund        Fund        Fund         Fund
                                  -------------  ----------  ----------  --------   --------  ----------  ----------  ------------

Gross tax unrealized appreciation   $ 82,415       $5,163      $20,111   $ 64,826   $ 72,331    $20,622     $25,793      $5,276
Gross tax unrealized depreciation   $(14,284)      $ (805)     $(4,981)  $(18,846)  $(16,723)   $  (898)    $   (33)     $  (28)
                                    --------       ------      -------   --------   --------    -------     -------      ------

Net tax unrealized appreciation     $ 68,131       $4,358      $15,130   $ 45,980   $ 55,608    $19,724     $25,760      $5,248
                                    ========       ======      =======   ========   ========    =======     =======      ======



Undistributed ordinary income       $  7,828       $  145      $   511   $    957   $  1,563    $   474     $   648      $  156
Undistributed accumulated gains     $     --       $   --      $    --   $     --   $     --    $ 2,473     $ 1,117      $   62

Tax Composition of Distributions:

2004
Ordinary income                     $  5,049       $8,648      $60,689   $ 60,609   $ 50,923    $10,157     $18,611      $4,513
Long-term capital gain              $     --       $   --      $    --   $     --   $     --    $ 2,547     $    --      $1,333

2003
Ordinary income                     $  2,530       $7,503      $45,367   $ 56,899   $ 39,498    $11,329     $21,619      $4,977
Long-term capital gain              $     --       $   --      $    --   $     --   $     --    $ 1,677     $ 3,790      $  788

                                                        Tax-Exempt
                                          Money            Money        California
                                          Market           Market         Money
                                           Fund            Fund            Fund
                                          ------        ----------      ----------
Undistributed ordinary income             $   13           $ --*           $ --*
Undistributed accumulated gains               --             --              --

Tax Composition of Distributions:

2004
Ordinary income                           $5,317           $105            $130

2003
Ordinary income                           $6,191           $160            $132

--------
*Amount represents less than $500.

11.  Industry and Geographic Concentration and Other Risk Factors

While no individual fund is intended as a complete investment program, this is especially true for funds that concentrate their investments such as those investing in particular industries or regions.

The REIT Fund concentrates its investments in real estate investment trust ("REIT") securities or debt securities of issuers that are principally engaged in the U.S. real estate or related industries. The REIT Fund could be adversely impacted by economic trends within this industry.

The West Coast Equity Fund concentrates its investments in companies located or doing business in Alaska, California, Idaho, Montana, Oregon and Washington. The West Coast Equity Fund could be adversely impacted by economic trends within this region.

The High Yield Fund invests in lower rated debt securities, which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments.

150




          Notes to Financial Statements (continued)
------------------------------------------------------------------------------

          WM GROUP OF FUNDS

     -------------------------------------------------------------------------

The California Municipal, California Insured Intermediate Municipal and California Money Funds are more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that is not concentrated in these issuers. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

Certain Funds may invest a portion of their assets in foreign securities of developing or emerging markets countries; enter into forward foreign currency transactions; lend their portfolio securities; enter into a stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; enter into other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; enter into repurchase or reverse repurchase agreements; purchase and sell "when-issed" securities and engage in "delayed-delivery" transactions; and enter into various other investment practices, each with inherent risks. The risks involved in investing in foreign securities include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions. The risks involved in investing in a high concentration of a single sector include those resulting from future adverse political and economic developments or regulatory occurrences and the potential for adverse effects to the financial conditions of the industries within the sector due to market fluctuations.

From time to time, one or more of the Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios. These transactions will affect the Funds, since the Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its responsibilities. The Advisor will, at all times, monitor the impact on the Funds of transactions by the Portfolios.

                                                                         151



          Report of Independent Registered Public Accounting Firm
------------------------------------------------------------------------------

          TO THE TRUSTEES AND SHAREHOLDERS OF
          WM TRUST I AND WM TRUST II
     -------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM REIT Fund, WM Equity Income Fund, WM Growth & Income Fund, WM High Yield Fund, WM Income Fund, WM Mid Cap Stock Fund, WM Money Market Fund, WM Small Cap Value Fund, WM Tax-Exempt Bond Fund, WM Tax-Exempt Money Market Fund, WM U.S. Government Securities Fund and WM West Coast Equity Fund (all funds of WM Trust I) and WM California Insured Intermediate Municipal Fund, WM California Money Fund, WM California Municipal Fund, WM Growth Fund, WM International Growth Fund, WM Short Term Income Fund, and WM Small Cap Growth Fund (all funds of WM Trust
II) (collectively the "Funds") as of October 31, 2004, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds as of October 31, 2004, the results of their operations for the period then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
December 17, 2004

152



          Other Information (unaudited)
------------------------------------------------------------------------------

          WM GROUP OF FUNDS

     -------------------------------------------------------------------------
1. Tax Information

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

The amounts of long term capital gains designated are as follows (in thousands):

       Name of Fund
       ------------

       REIT Fund                                       $ 5,611
       West Coast Equity Fund                           16,471
       Mid Cap Stock Fund                               23,393
       Tax-Exempt Bond Fund                              2,757
       California Municipal Fund                         1,272
       California Insured Intermediate Municipal Fund    1,333

Of the distributions made from investment income, the following percentages are tax exempt for regular Federal income tax purposes.

       Name of Fund
       ------------

       Tax-Exempt Bond Fund                             99.25%
       California Municipal Fund                        99.60%
       California Insured Intermediate Municipal Fund  100.00%
       Tax-Exempt Money Market Fund                    100.00%
       California Money Fund                           100.00%

A portion of this income may be subject to alternative minimum tax.

Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the dividends received deduction available to corporate shareholders.

       Name of Fund
       ------------

       REIT Fund                                         3.38%
       Equity Income Fund                               97.85%
       Growth & Income Fund                            100.00%
       West Coast Equity Fund                          100.00%
       Mid Cap Stock Fund                              100.00%
       Income Fund                                       0.54%
       High Yield Fund                                   0.32%

If the Fund meets the requirements of Section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by the International Growth Fund from sources within foreign countries and possessions of the United States is $0.1739 per share (representing a total of $10,938,277). The total amount of taxes paid to such countries is $0.0184 per share (representing a total of $1,157,503).

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which will qualify for the 15% dividend income tax rate.

       Name of Fund
       ------------

       REIT Fund                                         3.71%
       Equity Income Fund                               93.01%
       Growth & Income Fund                            100.00%
       West Coast Equity Fund                          100.00%
       Mid Cap Stock Fund                              100.00%
       International Growth Fund                        83.35%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

                                                                         153




          Other Information (unaudited) (continued)
------------------------------------------------------------------------------

          WM GROUP OF FUNDS

     -------------------------------------------------------------------------
2.  Trustees and Officers Information

Trustees and Officers:

Name, Age, and Address (1)    Length of                Principal Occupation(s) During             Other Directorships
Of Non-Interested Trustee(4)  Time Served (2)          Past 5 Years                               Held by Trustee
====================================================================================================================================
Wayne L. Attwood, M.D.        Composite Funds-11 years Retired doctor of internal medicine and    None.
Age 75                        WM Group of              gastroenterology.
                              Funds-6 years
------------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake              Composite Funds-3 years  CPA specializing in personal financial     Frank Russell Investment Company;
Age 50                        WM Group of              and tax planning.                          Russell Insurance Funds; Avista
                              Funds-6 years                                                       Corporation; St. George's School
------------------------------------------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq.         Sierra Funds-8 years     Partner at the law firm of Davis & Whalen  Braille Institute of America, Inc;
Age 76                        WM Group of              LLP. Prior thereto, partner at the law     Children's Bureau of Southern
                              Funds-6 years            firm of Brobeck, Phlegar & Harrison, LLP.  California, Children's Bureau
                                                                                                  Foundation; Fifield Manors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Carrol R. McGinnis            Griffin Funds-3 years    Founder of McGinnis Investments.           Baptist Foundation of Texas;
Age 61                        WM Group of              Prior thereto, President and Chief         Concord Trust Company.
                              Funds-5 years            Operating Officer of Transamerica Fund
                                                       Management Company.

------------------------------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr., Ph.D. Sierra Funds-7 years     Senior Associate Dean, University of       Nordstrom Inc.; K2, Inc.; First
Age 59                        WM Group of              California at Los Angeles Anderson         Pacific Advisors' Capital,
                              Funds-6 years            Graduate School of Management, and         Crescent and New Income Funds;
                                                       Faculty Director of the Harold Price       EMAK Worldwide, Inc.; Member of
                                                       Center for Entreprenurial Studies,         the Investment Company Institute
                                                       University of California at Los Angeles.   Board of Governors; Director of
                                                                                                  Independent Directors Council and
                                                                                                  member of Communication &
                                                                                                  Education Committee.
------------------------------------------------------------------------------------------------------------------------------------
Daniel L. Pavelich            Composite Funds-1 year   Retired Chairman and CEO of BDO            Catalytic, Inc.; Vaagen Bros.
Age 60                        WM Group of              Seidman, LLP.                              Lumber, Inc.
                              Funds-6 years

------------------------------------------------------------------------------------------------------------------------------------
Jay Rockey                    Composite Funds-3 years  Founder and Senior Counsel of The Rockey   Downtown Seattle Association;
Age 76                        WM Group of              Company, now Rockey, Hill & Knowlton.      The Rainier Club; WSU Foundation
                              Funds-6 years

------------------------------------------------------------------------------------------------------------------------------------
Richard C. Yancey             Composite Funds-23 years Retired Managing Director of               AdMedia Partners Inc.; Czech
  (Lead Trustee)              WM Group of              Dillon, Read & Co., an Investment Bank     and Slovak American Enterprise
Age 78                        Funds-6 years            now part of UBS.                           Fund
------------------------------------------------------------------------------------------------------------------------------------


Name, Age, and Address (1)      Length of                Principal Occupation(s) During             Other Directorships
Of Interested Trustee(3)(4)     Time Served (2)          Past 5 Years                               Held by Trustee
====================================================================================================================================
Anne V. Farrell                 Composite Funds-4 years  President Emeritus of the Seattle          Washington Mutual, Inc.; REI
Age 69                          WM Group of              Foundation.
                                Funds-6 years
------------------------------------------------------------------------------------------------------------------------------------
Michael K. Murphy               Composite Funds-3 years  Chairman of CPM Development                Washington Mutual, Inc.
Age 67                          WM Group of              Corporation.
                                Funds-6 years
------------------------------------------------------------------------------------------------------------------------------------
William G. Papesh,              Composite Funds-9 years  President and Director of the Advisor,     Member of Investment Company
President and CEO               WM Group of              Transfer Agent and Distributor.            Institute Board of Governors.
Age 61                          Funds-6 years
------------------------------------------------------------------------------------------------------------------------------------

154




          Other Information (unaudited) (continued)
------------------------------------------------------------------------------------------------------------------------------------

          WM GROUP OF FUNDS

     -------------------------------------------------------------------------------------------------------------------------------

Name, Age, and Address (1)  Position(s) Held with Registrant &            Principal Occupation(s) During
Of Officer (4)              Length of Time Served                         Past 5 Years
====================================================================================================================================
Wendi B. Bernard            Assistant Vice President                      Assistant Vice President of the Advisor.
Age 36                      and Assistant Secretary since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey L. Lunzer, CPA      First Vice President, Chief Financial         First Vice President of the Advisor, Transfer Agent and
Age 43                      Officer and Treasurer since 2003.             Distributor. Prior to 2003, senior level positions at
                                                                          the Columbia Funds and Columbia Management Co.

------------------------------------------------------------------------------------------------------------------------------------
William G. Papesh           President and CEO since 1987. Prior to 1987,  President and Director of the Advisor, Transfer Agent
Age 61                      other officer positions since 1972.           and Distributor.
------------------------------------------------------------------------------------------------------------------------------------
Gary Pokrzywinski           Senior Vice President since 2004.             Senior Vice President and Director of the Advisor,
Age 43                      Prior to 2004, other officer positions held   Transfer Agent and Distributor.
                            since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Debra Ramsey                Senior Vice President since 2004.             Senior Vice President and Director of the Advisor,
Age 51                                                                    Transfer Agent and Distributor.
------------------------------------------------------------------------------------------------------------------------------------
John T. West                First Vice President, Secretary, Chief        First Vice President of the Advisor, Transfer Agent and
Age 49                      Compliance Officer and Anti-Money Laundering  Distributor.
                            Compliance Officer since 2004. Prior to 2004,
                            other officer positions held since 1993.
------------------------------------------------------------------------------------------------------------------------------------
Randall L. Yoakum           Senior Vice President since 2001.             Senior Vice President, Chief Investment Strategist of
Age 44                      Prior to 2001, other officer positions held   the Advisor. Director of the Advisor, Transfer Agent and
                            since 1999.                                   Distributor from 1999 to 2004. Prior thereto, senior
                                                                          positions at D.A. Davidson and Boatmen's Trust.
------------------------------------------------------------------------------------------------------------------------------------

--------
Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 1-800-222-5852.

(1) The address for all Trustees and Officers is 1201 Third Avenue, 22nd Floor, Seattle, WA, 98101.
(2) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.
(3) Trustees are considered interested due to their affiliation with Washington Mutual, Inc. or the Funds.
(4) The Trustees oversee 42 Portfolios and Funds in the Fund Complex. Each Trustee and executive officer shall hold the indicated positions until his or her resignation or removal.

3.  Portfolio Information

Schedules of Investments

The Trusts file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trusts' Forms N-Q are available, without charge and upon request, by calling 1-800-222-5852. The Trusts' Forms N-Q are also available at http://www.sec.gov and also may be reviewed and copied at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information

The policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities held by the Fund are included in the Trusts' Statement of Additional Information which is available, without charge and upon request, by calling 1-800-222-5852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.wmgroupoffunds.com. This information is also available at http://www.sec.gov.

                                                                         155







                    This Page Left Blank Intentionally.







                                 [artwork]





[logo] wm
       GroupofFunds

------------------------------------------------------------------------------
A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

This annual report is published for the general information of the shareholders of the WM Group of Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing. To obtain an additional prospectus, please contact your Investment Representative or call 800-222-5852.

The WM Group of mutual funds is advised by WM Advisors, Inc., distributed by WM Funds Distributor, Inc., and sold through WM Financial Services, Inc. (all affiliates of Washington Mutual, Inc.) and independent broker/dealers.

Distributed by:
WM Funds Distributor, Inc.

Member NASD




[logo] wm                                                       PRSRT STD
       GroupofFunds                                             U.S. POSTAGE
                                                                PAID
       P.O. Box 9757                                            N. READING, MA
       Providence, RI 02940-9757                                PERMIT #105






                                                            WMGAR (12/27/04)


ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, a copy of which is attached hereto.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the registrant has determined that there is at least one Trustee who is an audit committee financial expert serving on its Audit Committee and has designated Daniel L. Pavelich as an "audit committee financial expert." Mr. Pavelich is "independent," as such term has been defined by the Securities and Exchange Commission (the "SEC") for purposes of implementing Section 407 of the Sarbanes Oxley Act of 2002. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

2003              2004
----              ----

$281,720          $331,400

(b) Audit-Related Fees

2003              2004
----              ----

None              None


For the last two fiscal years, no audit-related fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees

2003              2004
----              ----

$24,414           $25,389



The tax fees consist of fees billed in connection with reviewing the federal regulated investment company income tax returns for WM Trust I for the tax years ended December 31, 2003 and December 31, 2004.

For the last two fiscal years, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees

For the last two fiscal years, no other fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.


----------------------------------------------------------------------------

(e) (1) Pre-approval Policies and Procedures

Pursuant to the Audit Committee charter, the Audit Committee of the registrant will review and pre-approve or disapprove its principal accountant's engagement for all services with the registrant and its principal accountant's engagement for non-audit services with the registrant's investment advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the funds in accordance with paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) None of the services described in paragraphs (b) through (d) of this
Item 4 were approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended December 31, 2004, the registrant's principal accountant billed aggregate non-audit fees in the amount of $92,210 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc. For the fiscal year ended December 31, 2003, the registrant's principal accountant billed aggregate non-audit fees in the amount of $487,871 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc.

(h) The Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


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ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a) Registrant's Code of Ethics. The registrant's code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto at Exhibit 99.CODE ETH.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

(c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


WM TRUST I

By:   /s/ William G. Papesh
      ---------------------
      William G. Papesh, President and Chief Executive Officer
Date: January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ Jeffrey L. Lunzer
      ---------------------
      Jeffrey L. Lunzer, Treasurer and Chief Financial Officer
Date: January 7, 2005

By:   /s/ William G. Papesh
      ---------------------
      William G. Papesh, President and Chief Executive Officer
Date: January 7, 2005